SEMIANNUAL REPORT


                            [american century logo]


                                 APRIL 30, 1997



                                    TWENTIETH
                                     CENTURY
                                      GROUP


                                      Ultra
                                      Vista



[front cover]



                                TABLE OF CONTENTS


Report Highlights.............................................................1
Our Message to You............................................................2
Period Overview...............................................................3
Ultra
     Performance & Portfolio Information......................................4
     Management Q & A.........................................................5
     Schedule of Investments..................................................8
Financial Highlights.........................................................26
Vista
     Performance & Portfolio Information.....................................11
     Management Q & A........................................................12
     Schedule of Investments.................................................16
Financial Highlights.........................................................29
Statements of Assets and Liabilities.........................................18
Statements of Operations.....................................................19
Statements of Changes in Net Assets..........................................20
Notes to Financial Statements................................................21
Share Class and Retirement
   Account Information.......................................................32
Background Information
     Investment Philosophy and Policies......................................36
     Comparative Indices.....................................................36
     Fund Management Team Leaders............................................36
Glossary.....................................................................37


American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS


     Benham Group(R)         American Century Group   Twentieth Century(R) Group

  MONEY MARKET FUNDS         ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS         BALANCED FUNDS               GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

                                                               Ultra
                                                               Vista



We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                                REPORT HIGHLIGHTS


PERIOD OVERVIEW

o The U.S. stock market produced widely divergent returns over the period. The S&P 500's 14.74% six-month total return continued a three-year trend of unusually strong performance by large-cap stocks. By contrast, the S&P MidCap 400 posted a 6.88% return, and the small-cap Russell 2000 returned just 1.61%.

o Factors that were in the S&P 500's favor included: equity investors seeking stability and liquidity; strong economic growth with low inflation; and the success of index funds.

o The fast-growing companies targeted by Ultra and Vista didn't benefit from the factors that drove investors to the S&P 500. They lagged despite reporting strong earnings growth in most cases.

ULTRA

o Ultra posted a modest 4.35% total return in a period that didn't favor its investment approach. Ultra's returns for the five-year, ten-year and life-of-fund periods ended April 30 remained higher than the S&P 500's.

o We've remained focused on long-term results, concentrating on businesses with the strongest fundamental outlooks we can find.

o We increased positions in consumer product companies such as Procter & Gamble, pharmaceutical producers such as Warner-Lambert, and semiconductor manufacturers such as Intel. All displayed strong growth prospects.

o We reduced positions in computer software, networking and communications companies where increased competition has led to lower profit margins.

VISTA

o Vista suffered one of the steepest short-term declines in its 13-year history. The drop resulted from the decline in mid- and small-cap growth stocks, compounded by our focus on the most rapidly growing companies within that group. The Russell 2500 Growth Index, which represents a blend of small- and mid-cap stocks, posted a -3.73% total return.

o The technology sell-off allowed us to build positions in more seasoned, high quality names. These are the stocks we believe will rebound strongly when the market again favors fast-growing companies.

o We increased holdings in semiconductor companies, circuit board manufacturers and energy services companies. We reduced computer software and business services holdings because of increasing competition and low barriers to entry in those industries.


     ULTRA
     -----------------------------------------
     INVESTOR CLASS(1)
     -----------------------------------------
     Total Returns:        AS OF 4/30/97

         6 Months          4.35%(2)
         1 Year            10.69%
     -----------------------------------------
     Net Assets:           $18.9 billion
         (AS of 4/30/97)
     -----------------------------------------
     Inception Date:       11/2/81
     -----------------------------------------
     Ticker Symbol:        TWCUX
     -----------------------------------------


     VISTA
     -----------------------------------------
     INVESTOR CLASS(1)
     -----------------------------------------
     Total Returns:        AS OF 4/30/97
         6 Months          -20.79%(2)
         1 Year            -23.56%
     -----------------------------------------
     Net Assets:           $1.6 billion
         (AS of 4/30/97)
     -----------------------------------------
     Inception Date:       11/25/83
     -----------------------------------------
     Ticker Symbol:        TWCVX
     -----------------------------------------


     (1) See Share Classes, page 32.
     (2) Not annualized.


--------------------------------------------------------------------------------
             Many of the investment terms in this report are defined
                          in the Glossary on page 37.
--------------------------------------------------------------------------------



Semiannual Report                                          Report Highlights   1


                               OUR MESSAGE TO YOU


           [Photo of James E. Stowers, Jr. and James E. Stowers III]

April 30, 1997, marked the end of an eventful period for the company and the Twentieth Century aggressive growth funds. We entered 1997 with a new identity-- American Century Investments. American Century encompasses the skills, talent and resources brought together when Twentieth Century Mutual Funds and The Benham Group merged during 1995 and 1996.

Changing the company's name after being known as Twentieth Century Mutual Funds for almost 40 years was a significant step. Although our core investment disciplines remain unchanged, the combination of Twentieth Century and Benham allows us to bring you a full menu of nearly 70 funds. Our offerings range from conservative money market funds carrying the Benham name to the nine growth funds that still carry the Twentieth Century name and employ our hallmark growth-oriented investment approach.

The six-month period ended April 30, 1997, was a challenge for aggressive growth funds such as Ultra and Vista. As investors sought size, stability and familiarity, the S&P 500 and funds that mirror the index outperformed growth funds investing in smaller companies and emerging industries. These factors had an especially large impact on the short-term performance of Vista.

Given this environment, it is important to remember that investing in aggressive growth funds involves significant short-term volatility. This is why we encourage investors to hold them for periods of five years or more. Over the long term, an aggressive growth strategy can provide the kind of significant capital growth that builds wealth. However, investors need patience to weather the market's cycles and realize the strategy's potential benefits.

We have steadily refined the growth discipline pioneered at Twentieth Century over the past 25 years, enabling our teams to identify and invest in businesses that are among the fastest-growing in the world. We are confident that our approach will continue to reward patient investors who stay the course.

A large part of helping investors remain patient and confident in their funds is providing the best possible information regularly in a helpful format. Based on investors' feedback, we have redesigned our shareholder reports to include new features such as a one-page report summary, a glossary, more charts and graphs, and expanded Management Q&A and background information sections. This report displays the new format.

We appreciate your confidence in American Century and look forward to continuing to serve you.


Sincerely,


/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer



2    Our Message to You                             American Century Investments



                                 PERIOD OVERVIEW

[line graph - data below]

            U.S. STOCK MARKET PERFORMANCE (Growth of $1.00)
            For the six monthes ended April 30, 1997
            ------------------------------------------------------------
            DATE             S&P 500           S&P 400      RUSSELL 2000

            10/31/96         $1.00             $1.00            $1.00
            11/30/96         $1.07             $1.06            $1.04
            12/31/96         $1.06             $1.06            $1.07
            1/31/97          $1.12             $1.10            $1.09
            2/28/97          $1.13             $1.09            $1.06
            3/31/97          $1.08             $1.04            $1.01
            4/30/97          $1.15             $1.07            $1.02


WIDELY DIVERGENT RETURNS

The six-month period ended April 30, 1997, produced widely divergent returns for U.S. stock investors. In general, the shares of large companies (large-cap stocks), particularly relatively stable, industry-leading firms in the S&P 500, significantly outperformed the shares of faster-growing, smaller companies (mid- and small-cap stocks). Value stocks (shares of companies that are lower priced) generally outperformed growth stocks (those of companies demonstrating above-average earnings growth) as investors placed a higher premium on earnings stability than on earnings growth.

STRONG RETURNS FOR THE S&P 500

The S&P 500 typically represents the large-cap sector of the U.S. stock market. Many investors also use the index as a proxy for the U.S. market as a whole. The sustained advance of the S&P 500 was one of the key success stories of the period. The index posted a 14.74% total return during the six months, continuing a three-year trend of unusually strong results. Factors that supported the S&P 500's performance included:

o Investors seeking predictable earnings and liquidity because they feared rising interest rates and an economic slowdown. The shares of large, well-known firms such as Johnson & Johnson and Microsoft rallied appreciably.

o  Favorable   economic   conditions  (robust  growth  and  low  inflation)  and
particularly strong earnings growth for large-cap companies.

o The popularity and success of S&P 500 index funds. With more investor dollars chasing stocks in the S&P 500, the prices of those shares rose much faster than the prices of mid- and small-cap stocks.

LOWER RETURNS FOR SMALLER-CAP STOCKS

Many analysts use the S&P 400 MidCap Index and the Russell 2000 Index to represent mid- and small-cap stocks, respectively. As shown in the accompanying graph, the S&P 500 significantly outperformed the smaller-cap indices.

While the S&P 500 and its component companies were considered a relatively safe haven during the period, many investors viewed mid- and small-cap growth companies as too volatile and unpredictable. As a result, the market priced mid- and small-cap growth stocks more conservatively, weighting current earnings more heavily than projected future earnings. Investors also became less willing to pay a premium for fast-growing technology and healthcare shares.

The resulting price declines were generally based more on market perception than on actual fundamental indicators such as earnings and revenue. Many companies experienced lower share prices despite continuing to show strong operating results. Defensive-minded analysts questioned whether the earnings and revenue projections of mid- and small-cap companies would be realized, and investors refused to pay the higher prices these shares have been awarded in the past.


Semiannual Report                                            Period Overview   3


                                      ULTRA

TOTAL RETURNS AS OF APRIL 30, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL RETURNS
                           -------------------------------------------------------------------------------------------------------
                                6 MONTHS          1 YEAR            3 YEARS          5 YEARS          10 YEARS       LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 11/2/81)
----------------------------------------------------------------------------------------------------------------------------------
     Ultra.....................   4.35%           10.69%            17.04%           17.50%            16.37%           17.41%
     S&P 500...................  14.74%           25.10%            24.08%           17.07%            14.10%           16.79%

----------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/2/96)
----------------------------------------------------------------------------------------------------------------------------------
     Ultra.....................   4.21%................................................................................  4.11%
     S&P 500...................  14.74%................................................................................ 16.60%

----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (inception 11/14/96)
----------------------------------------------------------------------------------------------------------------------------------
     Ultra.............................................................................................................  0.18%
     S&P 500...........................................................................................................  9.97%


See pages 32, 36 and 37 for more information about share classes, the S&P 500 and returns.


[line graph - data below]

GROWTH OF $10,000 OVER 10 YEARS (Investor Class)
--------------------------------------------------------------

                         ULTRA                     S & P
                    ---------------           ---------------
DATE                  ACCT VALUE                ACCT VALUE
--------------------------------------------------------------
4/30/87                 $10,000                   $10,000
4/30/88                  $8,529                    $9,356
4/30/89                 $10,730                   $11,487
4/30/90                 $10,792                   $12,687
4/30/91                 $16,889                   $14,914
4/30/92                 $20,330                   $17,010
4/30/93                 $23,430                   $18,578
4/30/94                 $28,394                   $19,568
4/30/95                 $30,157                   $22,976
4/30/96                 $41,141                   $29,899
4/30/97                 $45,539                   $37,404



Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).

The line representing Ultra's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.



PORTFOLIO AT A GLANCE
------------------------------------------------------------------------
                                            4/30/97           10/31/96
Number of Companies                           122               109
Median Price/Earnings Ratio                  24.0              26.8
Portfolio Turnover                           51%(1)            87%(2)
Expense Ratio (for Investor Class)          1.00%(3)          1.00%


(1) Six months ended 4/30/97.

(2) Year ended 10/31/96.

(3) Annualized.




4    Ultra                                          American Century Investments



                                      ULTRA


MANAGEMENT Q & A

An interview with Jim Stowers III and Bruce Wimberly, portfolio managers on the Ultra management team.

HOW DID THE FUND PERFORM?

Ultra posted a modest return in a period that primarily rewarded the S&P 500 and its largest companies (see the Period Overview on page 3). Ultra's total return for the six months ended April 30, 1997, was 4.35%, compared to 14.74% for the S&P 500. The companies Ultra owned were growing faster than many of the companies that powered the S&P 500's ascent, but investors placed a premium on consistency rather than growth.

Unlike an index fund, Ultra makes no attempt to match any benchmark over short-term periods. We include the S&P 500 in our discussions primarily for long-term performance comparisons and because the index is viewed so widely as a proxy for the entire U.S. stock market. Although the S&P 500 has posted exceptional returns over the last three years, Ultra's average annual returns for long-term periods (the five-year, ten-year and life-of-fund periods ended April 30) remained higher than the index's (see the performance chart on page
4). In pursuing our growth investing discipline, we continue to believe that stock prices follow earnings over the long run and that the markets will eventually reward companies that demonstrate accelerating earnings and revenues.

WHAT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO DURING THE PERIOD? WHY?

When the stock market declined in March, we took advantage of falling share prices to start adding consumer nondurable companies such as Gillette and Procter & Gamble. We think these large-cap firms offer the opportunity for strong, sustainable growth, even in the event of an economic downturn, and they further diversify the fund's portfolio by increasing its exposure to a previously underweighted


[bar graph - data below]

ULTRA'S ONE-YEAR RETURNS OVER 10 YEARS(1) (Periods ended April 30)
--------------------------------------------------------------------------

                         ULTRA                     S & P
                    ---------------           ---------------
DATE                    RETURN                    RETURN
--------------------------------------------------------------------------
4/30/88                 -14.71%                   -6.44%
4/30/89                 25.81%                    22.78%
4/30/90                  0.58%                    10.44%
4/30/91                 56.51%                    17.56%
4/30/92                 20.37%                    14.05%
4/30/93                 15.25%                     9.22%
4/30/94                 21.18%                     5.33%
4/30/95                  6.21%                    17.42%
4/30/96                 36.42%                    30.13%
4/30/97                 10.69%                    25.10%



This chart illustrates the fund's returns over the past 10 years and compares them with the S&P 500's returns. Ultra's total returns include operating expenses, while the S&P 500's returns do not. See page 36 for a description of the S&P 500. Past performance is no guarantee of future results.

(1) Investor Class.

Semiannual Report                                                     Ultra    5



                                      ULTRA


sector. Gillette and Procter & Gamble are dominant companies in their respective industries.

We also increased Ultra's holdings in pharmaceutical companies to take advantage of a strong new product cycle. Large-scale investment in research and development by drug companies is starting to result in many new products coming to the market. These new drugs, combined with the favorable demographic trends of the aging U.S. population, give us confidence that many companies in this industry will see share price appreciation.

One of the drug companies we owned was Warner-Lambert, which earned regulatory approval for two new drugs that combat problems associated with diabetes and high cholesterol. The profit margins for these new products are much higher than those of the over-the-counter health and beauty aids that were once the company's mainstay. We think Warner-Lambert will be able to sustain its current high earnings growth rate, thanks to its new products.

WHAT CHANGES DID YOU MAKE TO THE FUND'S TECHNOLOGY HOLDINGS DURING THE PERIOD? WHY?

The fund's overall weighting in technology stayed about the same, approximately 35%, but we made numerous changes within the sector. We added to our electrical and electronic components position, especially semiconductor companies, where we believe there are ample growth opportunities. We increased our existing holdings in Intel, and we added Altera Corp. and LSI Logic to the portfolio. We continue to focus on companies that demonstrate market dominance, pricing power and efficient cost control.

We reduced our positions in computer software and services, networking and communications companies. Rapid growth in these industries in recent years has caused increased competition, leading to weaker product pricing and lower profit margins.

WHAT WERE SOME OF THE FUND'S BEST-PERFORMING HOLDINGS DURING THE PERIOD?

Dell Computer Corp., a computer manufacturer, was the fund's top-performing stock. Dell's successful business strategy and operations have enabled it to increase its share of the personal computer market. The company recently announced plans to enter the workstation market. Dell is an excellent example of the kind of company we look for -- one with accelerating growth of earnings and revenues, a dominant position in its industry, increasing market share, an effective management team, healthy profit margins and strong cash flow.

Another strong contributor to the fund's return was Telecomunicacoes Brasileiras S.A. (Telebras). Telebras, the Brazilian equivalent of AT&T, has benefited from



TOP TEN HOLDINGS                         % of fund investments
--------------------------------------------------------------------
                                         As of             As of
                                         4/30/97          10/31/96
Merck & Co., Inc.                         3.9%              3.6%
Intel Corp.                               3.1%              1.9%
Johnson & Johnson                         3.1%              2.6%
Pfizer, Inc.                              3.0%              2.7%
Citicorp                                  2.9%              3.2%
Chase Manhattan Corp.                     2.9%              2.9%
General Electric Co.                      2.8%              1.7%
Dell Computer Corp.                       2.4%              0.6%
Sun Microsystems, Inc.                    2.2%              4.5%
Telecomunicacoes Brasileiras
   S.A. ADR                               2.1%              1.5%




TOP FIVE INDUSTRIES                         % of fund investments
--------------------------------------------------------------------
                                         As of             As of
                                         4/30/97          10/31/96
Pharmaceuticals                           16.9%             11.3%
Electrical & Electronic Components        11.6%              2.5%
Banking                                   11.1%              8.7%
Computer Systems                           7.1%              6.4%
Computer Software & Services               5.3%             11.5%





6    Ultra                                          American Century Investments



                                      ULTRA


rate restructuring and moves toward privatization. Telebras was the fund's tenth largest holding as of April 30.

Eight of the ten top-performing stocks in Ultra ranked in the top 15% of the S&P 500 in terms of market capitalization. These eight firms were: Intel, Merck, Johnson & Johnson, Microsoft, Citicorp, Pfizer, BankAmerica and Warner-Lambert.

WHAT WERE SOME OF THE STOCKS THAT REDUCED THE FUND'S RETURNS?

Concerns about slowing computer sales caused three of the fund's top ten holdings at the beginning of the period -- Sun Microsystems, Ascend Commu-nications and Cascade Communications -- to post some of the lowest stock price returns in the portfolio for the six months. Computer networking companies, including 3Com Corporation and Fore Systems, were also hit by concerns about slower sales as large companies postponed purchases while evaluating new technology.

WHAT'S YOUR OUTLOOK FOR THE FUND?

Markets are cyclical. We've seen similar periods in the past when our growth style and the stocks we target were out of favor, and large company stocks perceived as relatively safe outperformed the market. This happens from time to time, but we don't think it can go on forever. We believe growth will eventually become attractive again and the market should reward our style. Unfortunately, there is no telling precisely when this might happen or to what degree. We avoid trying to time the market (and we discourage fund investors from doing so) because market trends can reverse abruptly and without warning.

Instead, we continue to manage Ultra in the same manner as we have in the past. We've stuck to our basic investment disciplines. We've remained focused on long-term results, concentrating on keeping the fund well positioned with investments in good, growing businesses with the strongest fundamental outlooks we can find. We expect the fast-growing stocks owned in Ultra will eventually reward investors for their patience.



Semiannual Report                                                     Ultra    7



                             SCHEDULE OF INVESTMENTS
                                      ULTRA


APRIL 30, 1997 (UNAUDITED)
Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.4%
      1,550,000   AlliedSignal Inc.                                 $    111,988
      1,050,000   Boeing Co.                                             103,556
      2,000,000   British Aerospace PLC ORD                               42,636
      2,500,000   United Technologies Corp.                              189,063
                                                                    ------------
                                                                         447,243
                                                                    ------------

AIRLINES -- 0.2%
        450,000   AMR Corp.(1)                                            41,906
                                                                    ------------

BANKING -- 11.1%
      2,000,000   Bank of Boston Corp.(1)                                145,500
      2,850,000   Bank of New York Co., Inc. (The)                       112,575
      2,800,000   BankAmerica Corp.                                      327,250
      5,900,000   Chase Manhattan Corp.                                  546,488
      4,895,000   Citicorp                                               551,299
        200,000   First Bank System, Inc.                                 15,350
        100,000   First Union Corp.                                        8,400
      4,000,000   HSBC Holdings plc ORD                                  101,206
        700,000   Mellon Bank Corp.                                       58,187
      3,900,000   NationsBank Corp.                                      235,463
                                                                    ------------
                                                                       2,101,718
                                                                    ------------
BIOTECHNOLOGY -- 1.3%
      3,600,000   Amgen Inc.                                             211,725
        800,000   Elan Corp., plc ADR(1)                                  27,200
                                                                    ------------
                                                                         238,925
                                                                    ------------
BROADCASTING & MEDIA -- 0.8%
      1,700,000   Evergreen Media Corporation(1)(2)                       54,931
      2,200,000   Time Warner Inc.                                        99,000
                                                                    ------------
                                                                         153,931
                                                                    ------------
CHEMICALS & RESINS -- 0.4%
      1,375,000   Praxair, Inc.                                           70,984
                                                                    ------------
COMMUNICATIONS EQUIPMENT -- 4.5%
      5,305,000   Lucent Technologies, Inc.                              313,658
      5,370,000   Motorola Inc.                                          307,432
      1,450,000   Nokia Corp. Cl A ADR                                    93,706
      1,200,000   QUALCOMM Inc.(1)                                        55,950
      1,800,000   Tellabs, Inc.(1)                                        71,663
                                                                    ------------
                                                                         842,409
                                                                    ------------



Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 3.9%
        400,000   Alcatel Alsthom Compagnie Generale
                      d'Electricite ORD                              $    44,547
      3,450,000   Telecomunicacoes Brasileiras
                      S.A. ADR                                           395,888
      1,500,000   Telefonos de Mexico, S.A. ADR                           61,875
      9,600,000   Worldcom Inc.(1)                                       229,800
                                                                    ------------
                                                                         732,110
                                                                    ------------
COMPUTER PERIPHERALS -- 4.3%
         700,000  Applied Magnetics Corp(1)                               17,587
      1,400,000   Cisco Systems Inc.(1)                                   72,538
      3,050,000   EMC Corp. (Mass.)(1)                                   110,944
      6,600,000   Seagate Technology, Inc.(1)(2)                         302,775
      2,600,000   Storage Technology Corp.(1)(2)                          91,325
      3,500,000   Western Digital Corp.(1)(2)                            215,688
                                                                    ------------
                                                                         810,857
                                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 5.3%
      3,801,000   America Online Inc.(1)                                 171,520
      4,522,400   BMC Software, Inc.(1)(2)                               195,311
      2,400,000   Electronics for Imaging, Inc.(1)                        93,900
      1,250,000   McAfee Associates, Inc.(1)                              69,687
      1,960,000   Microsoft Corp.(1)                                     238,262
      2,900,000   Oracle Systems Corp.(1)                                115,456
      2,650,000   Parametric Technology Corp.(1)                         119,747
        179,000   Sterling Commerce, Inc.(1)                               4,632
                                                                    ------------
                                                                       1,008,515
                                                                    ------------
COMPUTER SYSTEMS -- 7.1%
      1,450,000   Compaq Computer Corp.(1)                               123,794
      5,400,000   Dell Computer Corp.(1)                                 451,912
      1,413,500   Hewlett-Packard Co.                                     74,209
      1,700,000   International Business Machines Corp.                  273,275
     14,537,800   Sun Microsystems, Inc.(1)(2)                           418,870
                                                                    ------------
                                                                       1,342,060
                                                                    ------------
CONSUMER PRODUCTS -- 4.2%
        972,800   Colgate-Palmolive Co.                                  107,981
      3,500,000   Gillette Company                                       297,500
      2,560,000   Procter & Gamble Co. (The)                             321,920
        700,000   Ralston Purina Co.                                      57,663
                                                                    ------------
                                                                         785,064
                                                                    ------------
See Notes to Financial Statements


8   Ultra                                           American Century Investments



                             SCHEDULE OF INVESTMENTS
                                      ULTRA


APRIL 30, 1997 (UNAUDITED)
Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
DIVERSIFIED COMPANIES -- 2.9%
      4,750,000   General Electric Co.                              $    526,656
      3,250,000   Grupo Carso S.A. de CV Cl A1 ORD                        18,810
        110,000   Honeywell Inc.                                           7,769
                                                                    ------------
                                                                         553,235
                                                                    ------------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 11.6%
        414,500   ASM Lithography Holding NV(1)                           32,979
         50,000   ASM Lithography Holding NV ORD(1)                        3,739
      1,150,000   Advanced Micro Devices, Inc.(1)                         48,875
      4,745,000   Altera Corp.(1)(2)                                     235,174
      3,069,000   Analog Devices, Inc.(1)                                 82,096
      5,750,000   Applied Materials, Inc.(1)                             315,172
      1,000,000   ESS Technology, Inc.(1)                                 13,688
      3,835,000   Intel Corp.                                            587,234
      7,000,000   LSI Logic Corp.(1)(2)                                  267,750
      1,950,000   Maxim Integrated Products, Inc.(1)                     102,984
      2,100,000   Micron Technology, Inc.                                 74,025
      2,250,000   National Semiconductor Corp.(1)                         56,250
        600,000   Rockwell International Corp.                            39,900
        500,000   Teradyne, Inc.(1)                                       16,375
      3,200,000   Texas Instruments Inc.                                 285,600
      1,400,000   VLSI Technology, Inc.(1)                                27,738
                                                                    ------------
                                                                       2,189,579
                                                                    ------------
ENERGY (PRODUCTION & MARKETING) -- 1.3%
        300,000   British Petroleum Co. p.l.c. ADR                        41,287
        725,000   Cooper Cameron Corp.(1)                                 51,656
      4,700,000   Global Marine, Inc.(1)                                  94,588
      2,000,000   Noble Drilling Corp.(1)                                 34,750
        475,000   Williams Companies, Inc. (The)                          20,841
                                                                    ------------
                                                                         243,122
                                                                    ------------
ENERGY (SERVICES) -- 1.5%
      2,850,000   Baker Hughes Inc.                                       98,325
      1,700,000   Schlumberger Ltd.                                      188,275
                                                                    ------------
                                                                         286,600
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.2%
      1,550,000   Republic Industries, Inc.(1)                            38,459
                                                                    ------------
FINANCIAL SERVICES -- 5.0%
      2,100,000   American Express Credit Corp.                          138,337
      3,600,000   Associates First Capital Corp.                         184,500



Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
      6,750,000   Federal Home Loan
                     Mortgage Corporation                           $    215,156
      2,950,000   Federal National Mortgage Association                  121,319
        460,000   Franklin Resources, Inc.                                27,198
      1,000,000   Household International, Inc.                           88,000
      1,945,000   ING Groep N.V. ORD                                      76,480
      3,000,000   MBNA Corp.                                              99,000
                                                                    ------------
                                                                         949,990
                                                                    ------------
FOOD & BEVERAGE -- 0.8%
      1,733,000   Coca-Cola Company (The)                                110,262
        962,100   Heinz (H.J.) Co.                                        39,927
                                                                    ------------
                                                                         150,189
                                                                    ------------
HEALTHCARE -- 1.9%
      5,000,000   Healthsouth Rehabilitation Corp.(1)                     98,750
      1,950,000   Oxford Health Plans, Inc.(1)                           128,334
      2,600,000   United HealthCare Corp.                                126,425
                                                                    ------------
                                                                         353,509
                                                                    ------------
INSURANCE -- 2.1%
      1,150,000   Aetna Life and Casualty Co.                            104,794
      1,150,000   Allstate Corp.                                          75,325
      1,800,000   Chubb Corp. (The)                                      103,950
      1,400,000   ITT Hartford Group, Inc.                               104,300
                                                                    ------------
                                                                         388,369
                                                                    ------------
LEISURE -- 2.2%
      1,970,000   Disney (Walt) Co.                                      161,540
      8,150,000   Hilton Hotels Corporation                              220,050
        500,000   Marriott International, Inc.                            27,625
                                                                    ------------
                                                                         409,215
                                                                    ------------
MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
        600,000   Medtronic, Inc.                                         41,550
      1,250,000   US Surgical Corp.                                       42,813
                                                                    ------------
                                                                          84,363
                                                                    ------------
OFFICE EQUIPMENT -- 1.0%
      3,000,000   Xerox Corp.                                            184,500
                                                                    ------------
PAPER & FOREST PRODUCTS -- 0.8%
      2,900,000   Kimberly-Clark Corp.                                   148,625
                                                                    ------------
PHARMACEUTICALS -- 16.9%
        623,000   Abbott Laboratories                                     38,003
      3,500,000   American Home Products Corp.                           231,875


See Notes to Financial Statements


Semiannual Report                                                     Ultra    9



                             SCHEDULE OF INVESTMENTS
                                      ULTRA




APRIL 30, 1997 (UNAUDITED)
Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
        505,800   Bristol-Myers Squibb Co.                           $    33,130
      9,560,000   Johnson & Johnson                                      585,550
      3,750,000   Lilly (Eli) & Co.                                      329,531
      8,100,000   Merck & Co., Inc.                                      733,050
        144,000   Novartis ORD                                           190,107
      5,900,000   Pfizer, Inc.                                           566,400
      2,850,000   Teva Pharmaceutical
                     Industries Ltd. ADR(2)                              143,925
      3,350,000   Warner-Lambert Co.                                     328,300
                                                                    ------------
                                                                       3,179,871
                                                                    ------------
RESTAURANTS -- 0.8%
      2,700,000   McDonald's Corp.                                       144,788
                                                                    ------------
RETAIL (APPAREL) -- 0.3%
        900,000   NIKE, Inc.                                              50,625
                                                                    ------------
RETAIL (FOOD & DRUG) -- 0.3%
        850,000   Koninklijke Ahold NV ORD                                58,108
         55,000   Safeway Inc.(1)                                          2,454
        123,000   Walgreen Co.                                             5,658
                                                                    ------------
                                                                          66,220
                                                                    ------------
RETAIL (GENERAL MERCHANDISE) -- 0.5%
      2,500,000   Kmart Corp.(1)                                          34,063
      1,275,000   Sears, Roebuck & Co.                                    61,200
                                                                    ------------
                                                                          95,263
                                                                    ------------
RETAIL (SPECIALTY) -- 0.5%
      3,000,000   Starbucks Corp.(1)(2)                                   89,250
                                                                    ------------
TOBACCO -- 1.2%
     12,000,000   B.A.T. Industries PLC ORD                              101,664
      3,281,700   Philip Morris Companies Inc.                           129,217
                                                                    ------------
                                                                         230,881
                                                                    ------------

TOTAL COMMON STOCKS -- 97.7%                                          18,412,375
     (Cost $14,164,062)                                             ------------


Principal Amount      ($ in Thousands)Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS(3)
--------------------------------------------------------------------------------
     $36,000 par value FFCB Discount Notes,
     5.33%-5.38%, 5/8/97 through 5/15/97                             $    35,938

     $270,000 par value FHLMC Discount Notes,
     5.35%-5.43%, 5/6/97 through 6/9/97                                  269,228

     $128,000 par value FNMA Discount Notes,
     5.38%-5.40%, 5/5/97 through 6/11/97                                 127,444
                                                                    ------------

TOTAL TEMPORARY CASH
INVESTMENTS-- 2.3%                                                       432,610
   (Cost $432,610)                                                  ------------

TOTAL INVESTMENT SECURITIES-- 100.0%                                 $18,844,985
   (Cost $14,596,672)                                               ============



FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
           Contracts           Settlement                         Unrealized
            to Sell               Dates            Value          Gain (Loss)
--------------------------------------------------------------------------------
     55,347,296    GBP           6/30/97          $89,901           $(106)
     177,520,000   FRF           6/30/97          30,587               7
     260,706,810   NLG           6/30/97         134,576              317
     217,152,000   CHF           6/30/97          148,605             389
                                               ------------      ------------
                                                 $403,669            $607
     (Value on Settlement Date $404,276)       ============      ============



NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FFCB = Federal Farm Credit Bank
FHLMC = Federal Home Loan Mortgage  Corporation
FNMA = Federal National Mortgage Association
FRF = French Franc
GBP = British Pound
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
(1)  Non-income producing.
(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997.)
(3) The rates for U.S. Government Agency discount notes are the yield to maturity at April 30, 1997.


See Notes to Financial Statements


10   Ultra                                          American Century Investments

                                      VISTA

TOTAL RETURNS AS OF APRIL 30, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL RETURNS
                               --------------------------------------------------------------------------------------------------
                                6 MONTHS          1 YEAR            3 YEARS          5 YEARS          10 YEARS       LIFE OF FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (inception 11/25/83)
---------------------------------------------------------------------------------------------------------------------------------
     Vista.....................  -20.79%          -23.56%           11.02%            8.91%             8.37%           11.46%
     Russell 2500 Growth.......  -3.73%           -6.98%            13.08%           12.07%             9.94%             --(1)

---------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (inception 10/2/96)
---------------------------------------------------------------------------------------------------------------------------------
     Vista.....................  -20.89%............................................................................... -26.47%
     Russell 2500 Growth.......  -3.73%................................................................................-6.73%(2)

---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (inception 11/14/96)
---------------------------------------------------------------------------------------------------------------------------------
     Vista............................................................................................................. -21.02%
     Russell 2500 Growth...............................................................................................-7.14%(3)

(1)  Not available. Index data begins in 1986.

(2) For the period from 9/30/96 (the date nearest the class's inception for which data are available) to 4/30/97.

(3) For the period from 11/30/96 (the date nearest the class's inception for which data are available) to 4/30/97.

See pages 32, 36 and 37 for more information about share classes, the comparative indices and returns.


[line graph - data below]

GROWTH OF $10,000 OVER 10 YEARS (Investor Class)
--------------------------------------------------------------

                                                                  RUSSELL 2500
                  VISTA                    NASDAQ                 GROWTH INDEX
             ---------------           ---------------           ---------------
DATE           ACCT VALUE                ACCT VALUE                ACCT VALUE
--------------------------------------------------------------------------------
4/30/87         $10,000                   $10,000                    $10,000
4/30/88          $7,792                    $9,077                     $9,024
4/30/89          $9,410                   $10,233                    $10,387
4/30/90         $10,828                   $10,054                    $10,786
4/30/91         $12,400                   $11,601                    $12,604
4/30/92         $14,582                   $13,850                    $14,591
4/30/93         $15,082                   $15,831                    $15,596
4/30/94         $16,322                   $17,564                    $17,838
4/30/95         $19,824                   $20,200                    $19,922
4/30/96         $29,225                   $28,495                    $27,730
4/30/97         $22,340                   $30,175                    $25,793



Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).

The line representing Vista's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the Nasdaq and Russell 2500 Growth indices do not.



PORTFOLIO AT A GLANCE
------------------------------------------------------------------------
                                            4/30/97           10/31/96
Number of Companies                         60                61
Median Price/Earnings Ratio                 30.9              53.9
Portfolio Turnover                          49%(1)            91%(2)
Expense Ratio (for Investor Class)        1.00%(3)          0.99%


(1) Six months ended 4/30/97.

(2) Year ended 10/31/96.

(3) Annualized.



Semiannual Report                                                    Vista    11



                                      VISTA


Management Q & A

An interview with Glenn Fogle and John Seitzer, portfolio managers on the Vista management team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30?

Vista's total return of -20.79% represented one of the steepest short-term declines in the fund's 13-year history. The fund's negative performance resulted from the generally unfavorable investment environment for mid- and small-cap growth stocks, compounded by our focus on the most rapidly growing companies within that sector of the equity market. Our concentration on these businesses, hardest hit by the market's turbulence, caused the fund to suffer a greater decline than benchmark market indices.

When reflecting on this six-month performance, it's important to remember that we manage Vista aggressively for long-term returns. As a result, the fund historically has been very volatile, sometimes underperforming the market dramatically and other times significantly outperforming it. (The graph below shows Vista's varied performance over short-term periods.) Vista has rebounded sharply from similar performance downswings. We cannot predict when this might occur, but we can assure investors that we are accustomed to managing through periods of intense market volatility as well as the peaks and valleys in Vista's performance resulting from our investment style.

HOW DID MID-CAP AND SMALL-CAP GROWTH STOCKS PERFORM?

The mid-cap and small-cap growth stocks that comprise Vista's portfolio significantly underperformed the S&P 500. Mid-cap growth stocks, as measured by the S&P 400/BARRA Growth Index, posted a 4.66% total return for the period, while the Russell 2500 Growth Index, which represents a blend of small-cap and mid-cap stocks, posted a -3.73% total return.


[bar graph - data below]

VISTA'S ONE-YEAR RETURNS OVER 10 YEARS(1) (Periods ended April 30)
--------------------------------------------------------------------------

                                               RUSSELL 2500
                         VISTA                 GROWTH INDEX
                    ---------------           ---------------
DATE                    RETURN                    RETURN
--------------------------------------------------------------------------
4/30/88                -22.08%                    -9.76%
4/30/89                 20.76%                    15.11%
4/30/90                 15.07%                     3.84%
4/30/91                 14.52%                    16.85%
4/30/92                 17.60%                    15.77%
4/30/93                  3.43%                     6.88%
4/30/94                  8.22%                    14.37%
4/30/95                 21.46%                    11.68%
4/30/96                 47.42%                    39.19%
4/30/97                -23.56%                    -6.98%




This chart illustrates the fund's returns over the past 10 years and compares them with the returns of the Russell 2500 Growth Index. Vista's total returns include operating expenses, while the Russell 2500 Growth Index's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results

(1) Investor Class.


12   Vista                                          American Century Investments



                                      VISTA


WHY WAS THE FUND'S PERFORMANCE BENCHMARK CHANGED FROM THE NASDAQ COMPOSITE INDEX TO THE RUSSELL 2500 GROWTH INDEX?

The benchmark should resemble the holdings in Vista's portfolio as closely as possible. The problem with the Nasdaq index is that it contains a number of large-cap companies such as Microsoft and Intel that have market capitalizations in excess of $100 billion and do not appear in Vista's portfolio. The Nasdaq index's performance can be greatly skewed by these heavyweight companies. The challenge was to find an index that reflects Vista's blend of small-cap (smaller than $1 billion) and mid-cap ($1 billion to $5 billion) holdings. We chose the Russell 2500 Growth Index, which has an average market capitalization of approximately $600 million. This is smaller than Vista's $1.8 billion average market capitalization at the end of the period, but other characteristics (such as growth rates and valuation measures) make this index a better benchmark than other mid-cap indices, in our opinion.

WHY DID VISTA'S PERFORMANCE DIFFER SO MARKEDLY FROM THAT OF THE RUSSELL 2500 GROWTH INDEX?

Unlike an index fund, Vista makes no attempt to match any benchmark returns over short-term periods. In seeking superior long-term returns, the fund owns companies that have much higher growth rates than those in the index. As a result, the fund usually appears more expensive than the index on valuation measures. Over time, we expect the exceptional earnings growth potential of the stocks Vista owns to more than offset the premium paid to buy these companies. In the short run, however, the fund can be very volatile and markedly underperform the index. Our management of the fund has remained consistent with our long-held investment discipline. We bought and now own some great growth businesses. Unfortunately, as sometimes happens, the prices of many of those stocks have fallen since we acquired them, in spite of strong earnings reports. We are prepared to retain the shares of good businesses that meet our investment standards even if they fall temporarily out of favor and their share prices lag for a while. While the past is no guarantee of the future, our experience tells us that over the long term we'll be rewarded with higher share prices.



TOP TEN HOLDINGS                           % of fund investments
--------------------------------------------------------------------
                                         As of             As of
                                         4/30/97          10/31/96
McAfee Associates, Inc.                   4.0%              2.7%
Dura Pharmaceuticals, Inc.                3.7%              3.4%
HFS, Inc.                                 3.6%              5.8%
USA Waste Services, Inc.                  3.4%              2.6%
Comverse Technology, Inc.                 3.2%              2.6%
PairGain Technologies, Inc.               3.0%              6.7%
HBO & Co.                                 2.9%              4.0%
United Waste Systems, Inc.                2.9%              1.7%
Sanmina Corp.                             2.7%              0.8%
U.S. Filter Corp.                         2.3%               --




TOP FIVE INDUSTRIES                        % of fund investments
--------------------------------------------------------------------
                                         As of             As of
                                         4/30/97          10/31/96
Computer Software & Services              13.0%             20.3%
Communications Equipment                  10.4%             13.1%
Business Services & Supplies              10.0%             15.4%
Energy (Services)                         10.0%              --
Electrical & Electronic Components        7.0%              2.0%




Semiannual Report                                                    Vista    13



                                      VISTA


CAN YOU GIVE INVESTORS ENCOURAGEMENT ABOUT THE FUND'S PERFORMANCE?

There are several factors that encourage us about the prospects for Vista. The number of new stock offerings (IPOs) has declined dramatically in 1997 compared to the prior two years, stemming the flood of new issues that were crowding the market. The sell-off in mid- and small-cap growth stocks has brought their valuation relative to large-cap stocks down to historically low levels. Finally, the companies that Vista owns continue to report dynamic growth in their revenues and earnings.

In terms of its investment philosophy and objectives, Vista is still essentially the same fund it was two years ago when it was generating high returns. We've stuck to our basic investment discipline, even though it's currently out of favor. We've remained focused on long-term results. The stock market, like the economy, moves in cycles. Periods such as the recent one, when uncertainty about the strength of the economy and the direction of interest rates make stock investors more conservative, are normal. Eventually, market sentiment should shift again, and when it does we would expect the fast-growing stocks owned in Vista to reward investors for their patience.

WHAT CHANGES DID YOU MAKE IN THE FUND'S INVESTMENT STRATEGY OR HOLDINGS?

We still own a significant number of technology stocks because the sector continues to produce high and rising earnings growth rates. However, within the technology group we shifted our focus to somewhat stronger companies with more secure businesses. Because the sell-off in technology shares hit industry leaders as well as less established companies, we were able to build positions in several more-seasoned, high-quality names. These are the stocks we believe will rebound strongly when the market once again favors fast-growing companies.

Apart from companies with unique niches in the computer software industry such as HBO & Company and McAfee Associates (two of the fund's top ten holdings as of April 30), we made a strategic decision to reduce our software holdings because of increasing competition and low barriers to entry. We sold a number of our holdings in business services for similar reasons. We also cut back on some of our largest holdings such as HFS, Inc. and PairGain Technologies, Inc. because we felt our positions were becoming too concentrated.

On the other hand, we increased our holdings in semiconductor companies and circuit board manufacturers. Sanmina Corporation and Jabil Circuit, Inc. are two of the leading contract circuit manufacturers in the world. Maintaining electronics manufacturing capacity requires a substantial capital investment. There is a growing trend among computer and telecommunications companies such as Hewlett-Packard and Cisco Systems to subcontract this activity to specialists such as Sanmina and Jabil Circuit, which are among only a handful of firms that can provide global state-of-the art production capability.

We also bought energy services companies after oil and natural gas prices dropped this winter. As a result of years of fundamental restructuring in this industry, we're seeing accelerating earnings that we believe are sustainable. Here, as in other industries, technology is driving increased productivity. For example, geologists now routinely analyze three-dimensional seismic data to find oil and natural gas below the ocean floor. With this more accurate view of the size and location of undersea reserves, energy companies can drill profitable wells in locations that were previously economically unfeasible.



14   Vista                                          American Century Investments



                                      VISTA


WHAT DO YOU THINK WILL CAUSE THE MARKET FOR MID- AND SMALL-CAP GROWTH STOCKS TO TURN AROUND?

The outperformance of large-cap stocks over the past year has coincided with a period of better-than-average (and better-than-expected) earnings growth, which we think is attributable to the surprisingly robust economy. For the past two years the largest stocks in the S&P 500 index have seemingly offered everything an investor could desire: strong earnings growth, above average returns, low volatility and superior liquidity. To some extent, the extraordinary returns have also been self-perpetuating, as momentum-following market participants have sold their underperforming stocks (often small-cap) in order to buy the large-cap leaders.

We think that a change in market leadership will probably begin with a deteriorating outlook for earnings, and that change may not be too far away. The economy is finally showing signs of slower growth, and the Federal Reserve seems intent on ensuring that trend. Slower growth, higher interest rates and a strong dollar all put pressure on the earnings growth rates of larger companies. With the profit margins at large-cap companies already at historically high levels, it seems probable that their earnings growth rates will decline over the next few quarters. Some smaller companies will suffer the same deterioration, but those that can buck the trend should attract growth-oriented investors. The inexpensive relative valuation of mid- and small-cap stocks should also contribute to their recovery.

The year-long divergence between large- and smaller-cap stocks is very unusual, which suggests the strong possibility of a mid- and small-cap rebound. Unfortunately there is no telling precisely when this might happen or to what degree. We avoid trying to time the market (and we discourage fund investors from doing so) because market trends can reverse abruptly and without warning. Instead, we concentrate on keeping the fund well positioned with investments in good, growing businesses with the strongest fundamental outlook we can find. We don't have any control over the timing of how the market reacts, but we can control our investment strategy and goals.

EDITOR'S NOTE ON JUNE 6, 1997:
SINCE APRIL 30, VISTA'S SHARE VALUE HAS RISEN BY 15%, COMPARED TO AN INCREASE OF 7% IN THE S&P 500. THE CHANGE IN MARKET SENTIMENT REGARDING SMALL COMPANIES MAY HAVE BEGUN.


Semiannual Report                                                    Vista    15



                             SCHEDULE OF INVESTMENTS
                                      VISTA


APRIL 30, 1997 (UNAUDITED)
Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.9%
        627,900   BioChem Pharma Inc.(1)                             $    11,302
        162,000   Biogen, Inc.(1)                                          5,204
      1,100,000   Centocor, Inc.(1)                                       31,006
        540,000   IDEC Pharmaceuticals Corp.(1)(2)                         9,652
        250,000   Protein Design Labs, Inc.(1)                             6,266
        460,000   Vertex Pharmaceuticals, Inc.(1)                         14,548
                                                                    ------------
                                                                          77,978
                                                                    ------------
BUSINESS SERVICES & SUPPLIES -- 10.0%
      1,800,000   AccuStaff, Inc.(1)                                      32,850
        700,000   Corestaff, Inc.(1)                                      12,119
      1,000,000   Corrections Corp. of America(1)                         32,625
        457,600   National Data Corp.                                     17,160
        537,500   Quintiles Transnational Corp.(1)                        27,345
      1,200,000   U.S. Filter Corp.(1)                                    36,450
                                                                    ------------
                                                                         158,549
                                                                    ------------
COMMUNICATIONS EQUIPMENT -- 10.4%
      1,512,500   Brightpoint, Inc.(1)(2)                                 33,086
        205,500   Cable Design Technologies Corp.(1)                       3,879
      1,300,000   Comverse Technology, Inc.(1)(2)                         51,350
      1,050,000   P-COM, Inc.(1)(2)                                       29,794
      1,820,000   PairGain Technologies, Inc.(1)(2)                       47,206
                                                                    ------------
                                                                         165,315
                                                                    ------------
COMPUTER PERIPHERALS -- 4.5%
        710,000   Applied Magnetics Corp.(1)                              17,839
        515,000   Quantum Corp.(1)                                        21,469
        715,000   Seagate Technology, Inc.(1)                             32,801
                                                                    ------------
                                                                          72,109
                                                                    ------------
COMPUTER SOFTWARE & SERVICES -- 13.0%
        215,000   Acxiom Corp.(1)                                          2,849
        565,000   Aspen Technology, Inc.(1)(2)                            17,338
      1,420,000   Cognos Incorporated(1)(2)                               36,032
        875,000   HBO & Co.                                               46,758
      1,400,000   Hyperion Software Corp.(1)(2)                           22,575
      1,130,000   McAfee Associates, Inc.(1)                              62,998
      1,300,000   Rational Software Corp.(1)(2)                           17,956
                                                                    ------------
                                                                         206,506
                                                                    ------------

Shares                          ($ in Thousands)                           Value
--------------------------------------------------------------------------------
EDUCATION -- 1.4%
        800,000   Apollo Group Inc. Cl A(1)                          $    21,550
                                                                    ------------
ELECTRICAL & ELECTRONIC
COMPONENTS -- 7.0%
        531,100   Jabil Circuit, Inc.(1)                                  25,659
        450,000   Lattice Semiconductor Corp.(1)                          25,200
        850,000   Sanmina Corp.(1)(2)                                     42,553
         74,600   Solectron Corp.(1)                                       4,280
        450,000   Vitesse Semiconductor Corp.(1)                          14,259
                                                                    ------------
                                                                         111,951
                                                                    ------------
ENERGY (SERVICES) -- 10.0%
        280,000   Atwood Oceanics, Inc.(1)                                17,255
        244,000   Diamond Offshore Drilling(1)                            15,707
      1,620,000   Marine Drilling Companies, Inc.(1)                      25,717
        800,000   Petroleum Geo-Services A/S ADR(1)                       30,800
        725,000   Smith International, Inc.(1)                            34,347
        860,000   Tidewater Inc.                                          34,508
                                                                    ------------
                                                                         158,334
                                                                    ------------
ENVIRONMENTAL SERVICES -- 6.3%
      1,650,000   USA Waste Services, Inc.(1)                             54,037
      1,368,000   United Waste Systems, Inc.(1)                           46,085
                                                                    ------------
                                                                         100,122
                                                                    ------------
HEALTHCARE -- 6.3%
        317,500   CRA Managed Care, Inc.(1)                               11,271
      1,175,000   Health Management Associates, Inc.(1)                   31,431
        330,000   OccuSystems, Inc.(1)                                     6,744
        380,000   Oxford Health Plans, Inc.(1)                            25,010
      1,000,000   Tenet Healthcare Corp.(1)                               26,000
                                                                    ------------
                                                                         100,456
                                                                    ------------
LEISURE -- 4.3%
        970,000   HFS, Inc.(1)                                            57,472
        390,700   Regal Cinemas, Inc.(1)                                  10,671
                                                                    ------------
                                                                          68,143
                                                                    ------------
MACHINERY & EQUIPMENT -- 2.3%
        825,800   Diebold, Inc.                                           27,664
        250,000   Dynatech Corp.(1)                                        8,688
                                                                    ------------
                                                                          36,352
                                                                    ------------
METALS & MINING -- 1.1%
        650,000   Titanium Metals Corporation(1)                          16,859
                                                                    ------------



See Notes to Financial Statements


16   Vista                                          American Century Investments



                             SCHEDULE OF INVESTMENTS
                                      VISTA


APRIL 30, 1997 (UNAUDITED)
Shares/Principal Amount         ($ in Thousands)                           Value
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.8%
      2,000,000   Dura Pharmaceuticals, Inc.(1)(2)                   $    58,125
        728,000   Jones Medical Industries, Inc.                          25,889
        945,000   Medicis Pharmaceutical Corp.(1)(2)                      23,212
                                                                    ------------
                                                                         107,226
                                                                    ------------
RETAIL (APPAREL) -- 2.4%
        750,000   Jones Apparel Group, Inc.(1)                            31,313
        270,000   Ross Stores, Inc.                                        7,628
                                                                    ------------
                                                                          38,941
                                                                    ------------
RETAIL (GENERAL MERCHANDISE) -- 1.0%
        380,000   Consolidated Stores Corp.(1)                            15,200
                                                                    ------------
RETAIL (SPECIALTY) -- 2.5%
      1,300,000   Corporate Express, Inc.(1)                              12,837
        235,000   Fastenal Company                                         9,121
        830,000   Hollywood Entertainment Corp.(1)                        17,586
                                                                    ------------
                                                                          39,544
                                                                    ------------

TOTAL COMMON STOCKS-- 94.2%                                            1,495,135
     (Cost $1,281,258)                                              ============



--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS(3)
--------------------------------------------------------------------------------
     $50,000 par value FHLMC Discount Note,
     5.36%, 5/2/97                                                        49,993

     Repurchase Agreement, Goldman Sachs
     & Co., Inc., (U.S. Treasury obligations),
     in a joint trading account at 5.29%,
     dated 4/30/97, due 5/1/97
     (Delivery value $42,506)                                             42,500
                                                                    ------------

TOTAL TEMPORARY CASH
INVESTMENTS-- 5.8%                                                        92,493
   (Cost $92,493)                                                   ------------

TOTAL INVESTMENT SECURITIES-- 100.0%                                  $1,587,628
     (Cost $1,373,751)                                              ============




NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLMC = Federal Home Loan Mortgage Corporation
(1)  Non-income producing.
(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997.)
(3) The rates for U.S. Government Agency discount notes are the yield to maturity at April 30, 1997.


See Notes to Financial Statements


Semiannual Report                                                    Vista    17


                      STATEMENTS OF ASSETS AND LIABILITIES



APRIL 30, 1997 (UNAUDITED)                                                              ULTRA             VISTA

------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                         ($ in Thousands Except Per-Share Amounts)
------------------------------------------------------------------------------------------------------------------------
Investment securities, at value (identified cost of $14,596,672
     and $1,373,751, respectively) (Note 3)......................................... $18,844,985        $1,587,628
Cash     ...........................................................................      12,048             2,095
Receivable for forward foreign currency exchange contracts..........................         713                --
Receivable for investments sold.....................................................     279,145            27,602
Receivable for capital shares sold..................................................       1,216               440
Dividends and interest receivable...................................................      22,359                 6
                                                                                     ------------      ------------
                                                                                      19,160,466         1,617,771
                                                                                     ------------      ------------

------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash......................................      19,719             3,281
Payable for forward foreign currency exchange contracts.............................         106                --
Payable for investments purchased...................................................     215,358            24,875
Payable for capital shares redeemed.................................................      18,894             1,113
Accrued management fees (Note 2)....................................................      14,867             1,323
Distribution fees payable (Note 2)..................................................           3                 1
Service fees payable (Note 2).......................................................           3                 1
Other liabilities...................................................................          43                 8
                                                                                     ------------      ------------
                                                                                         268,993            30,602
                                                                                     ------------      ------------

Net Assets.......................................................................... $18,891,473        $1,587,169
                                                                                     ============      ============

------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Capital (par value and paid in surplus)............................................. $12,188,420        $1,477,930
Undistributed net investment income (loss)..........................................       9,399            (7,534)
Accumulated undistributed net realized gain (loss) on investment
     and foreign currency transactions..............................................   2,444,631          (97,103)
Net unrealized appreciation on investments and translation
     of assets and liabilities in foreign currencies (Note 3).......................   4,249,023           213,876
                                                                                     ------------      ------------
                                                                                     $18,891,473        $1,587,169
                                                                                     ============      ============
Investor Class ($ and shares in full)
Net assets.......................................................................$18,873,513,420    $1,568,832,615
Shares outstanding.................................................................. 648,373,654       136,742,803
Net asset value per share...........................................................      $29.11            $11.47
Advisor Class ($ and shares in full)
Net assets.......................................................................... $17,856,877        $5,088,240
Shares outstanding .................................................................     614,327           444,136
Net asset value per share...........................................................      $29.07            $11.46
Institutional Class ($ and shares in full)
Net assets..........................................................................    $102,764       $13,248,422
Shares outstanding .................................................................       3,527         1,153,594
Net asset value per share...........................................................      $29.14            $11.48

See Notes to Financial Statements


18   Statements of Assets and Liabilities           American Century Investments


                            STATEMENTS OF OPERATIONS



FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)                                     ULTRA             VISTA
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                          ($ in Thousands)
------------------------------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $627 and $0, respectively)..............     $95,926              $618
Interest ...........................................................................       8,908             1,891
                                                                                     ------------      ------------
                                                                                         104,834             2,509
                                                                                     ------------      ------------

Expenses (Note 2):
Management fees.....................................................................      94,121            10,017
Distribution fees - Advisor Class...................................................          19                 7
Shareholder service fees - Advisor Class............................................          19                 7
Directors' fees and expenses........................................................         125                12
                                                                                     ------------      ------------
                                                                                          94,284            10,043
                                                                                     ------------      ------------

Net investment income (loss)........................................................      10,550            (7,534)
                                                                                     ------------      ------------

------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments.........................................................................   2,454,966           (96,194)
Foreign currency transactions.......................................................      24,959                --
                                                                                     ------------      ------------
                                                                                       2,479,925           (96,194)
                                                                                     ------------      ------------

Change in net unrealized appreciation on:
Investments.........................................................................  (1,697,933)         (321,757)
Translation of assets and liabilities in foreign currencies.........................        (308)               --
                                                                                     ------------      ------------
                                                                                      (1,698,241)         (321,757)
                                                                                     ------------      ------------

Net realized and unrealized gain (loss) on investments..............................     781,684          (417,951)
                                                                                     ------------      ------------

Net Increase (Decrease) in Net Assets Resulting from Operations.....................    $792,234         $(425,485)
                                                                                     ============      ============


See Notes to Financial Statements


Semiannual Report                                   Statements of Operations  19


                       STATEMENTS OF CHANGES IN NET ASSETS


SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
AND YEAR ENDED OCTOBER 31, 1996                                   ULTRA                              VISTA

Increase (Decrease) in Net Assets                         1997              1996             1997              1996
------------------------------------------------------------------------------------------------------------------------
OPERATIONS                                                                      ($ in Thousands)
------------------------------------------------------------------------------------------------------------------------

Net investment income (loss).....................     $10,550          $(31,468)         $(7,534)         $(14,784)

Net realized gain (loss) on investments
     and foreign currency transactions...........    2,479,925        1,037,212          (96,194)           171,813

Change in net unrealized appreciation
     on investments and translation of assets
     and liabilities in foreign currencies.......  (1,698,241)          777,976         (321,757)          (24,182)
                                                  ------------      ------------     ------------      ------------
Net increase (decrease) in net assets
     resulting from operations...................     792,234         1,783,720         (425,485)           132,847
                                                  ------------      ------------     ------------      ------------

------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
From net realized gains from investment transactions:

     Investor Class..............................  (1,044,610)         (673,603)        (168,259)         (111,473)

     Advisor Class...............................        (778)                --            (449)                --

     Institutional Class.........................        (547)                --            (225)                --

In excess of net realized gain:
     Investor Class..............................           --           (9,858)               --           (1,791)
                                                  ------------      ------------     ------------      ------------

Decrease in net assets from distributions........  (1,045,935)         (683,461)        (168,933)         (113,264)
                                                  ------------      ------------     ------------      ------------

------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
     capital share transactions..................      866,228        2,802,785          (99,891)           585,978
                                                  ------------      ------------     ------------      ------------


Net increase (decrease) in net assets............      612,527         3,903,044        (694,309)           605,561

------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of period..............................   18,278,946        14,375,902        2,281,478         1,675,917
                                                  ------------      ------------     ------------      ------------

End of period....................................  $18,891,473       $18,278,946       $1,587,169        $2,281,478
                                                  ============      ============     ============      ============

Undistributed net investment income (loss).......       $9,399                --         $(7,534)                --
                                                  ============      ============     ============      ============

See Notes to Financial Statements


20   Statements of Changes in Net Assets            American Century Investments



                          NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Ultra Fund (Ultra) and American Century Twentieth Century Vista Fund (Vista) (the Funds) are two of the seventeen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class commenced on November 14, 1996. The following significant accounting policies related to all classes of the Funds are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM and Benham


Semiannual Report                          Notes to Financial Statements      21



                          NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

SUPPLEMENTARY INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., ACIS, and the Corporation's transfer agent, American Century Services Corporation.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class, as described in the respective propectus. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class, 0.75% for the Advisor Class, and 0.80% for the Institutional Class.

The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the six months ended April 30, 1997, were $37,498 for Ultra and $14,597 for Vista.


--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased (excluding short-term investments) for the six months ended April 30, 1997, for Ultra and Vista totaled $9,422,636,011, and $937,170,568, respectively, for common stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $9,963,937,511 and $1,208,825,581, respectively, for common stocks.

As of April 30, 1997, accumulated net unrealized appreciation for Ultra and Vista was $4,211,447,185 and $211,628,438, respectively, based on the aggregate cost of investments for federal income tax purposes of $14,633,537,685 and $1,375,999,180, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $4,417,903,003 and $330,896,602 for Ultra and Vista, respectively, and unrealized depreciation of $206,455,818 and $119,268,164, respectively.


22   Notes to Financial Statements                  American Century Investments
--------------------------------------------------------------------------------


                          NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
4. Capital Share Transactions

There are 750,000,000 shares of the Investor Class, 312,500,000 shares of the Advisor Class, and 125,000,000 shares of the Institutional Class authorized for issuance in Ultra. There are 500,000,000 shares of the Investor Class,
210,000,000 shares of the Advisor Class, and 80,000,000 shares of the Institutional Class authorized for issuance in Vista. All shares are $0.01 par value. Transactions in shares of the Funds were as follows:

                                                                  ULTRA                              VISTA
                                                        Shares            Amount           Shares            Amount

------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS                                                                 (In Thousands)
------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1997
Sold ............................................      109,972        $3,251,197           35,756          $499,140

Issued in reinvestment of distributions..........       35,345         1,024,465           11,437           164,510

Redeemed.........................................    (115,658)       (3,415,367)         (55,625)         (780,590)
                                                  ------------      ------------     ------------      ------------

Net increase (decrease)..........................       29,659          $860,295          (8,432)        $(116,940)
                                                  ============      ============     ============      ============
------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996
Sold ............................................      194,099        $5,275,609           92,373        $1,404,556

Issued in reinvestment of distributions..........       26,782           669,557            7,805           109,657

Redeemed.........................................    (114,976)       (3,155,542)         (61,545)         (934,295)
                                                  ------------      ------------     ------------      ------------

Net increase.....................................      105,905        $2,789,624           38,633         $579,918
                                                  ============      ============     ============      ============
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1997
Sold ............................................          298            $8,547              224           $2,968

Issued in reinvestment of distributions..........           27               778               31              449

Redeemed.........................................        (153)           (4,292)            (171)           (2,158)
                                                  ------------      ------------     ------------      ------------

Net increase.....................................          172            $5,033              84             $1,259
                                                  ============      ============     ============      ============
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------
October 2, 1996(1) through October 31, 1996
Sold ............................................          443           $13,191              364           $6,124

Redeemed.........................................          (1)              (30)              (4)              (64)
                                                  ------------      ------------     ------------      ------------

Net increase.....................................          442           $13,161              360            $6,060
                                                  ============      ============     ============      ============
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------
November 14, 1996(2) through April 30, 1997
Sold ............................................          328           $10,075            1,138           $15,564

Issued in reinvestment of distributions..........           19               547               16               226

Redeemed.........................................        (343)           (9,722)               --                --
                                                  ------------      ------------     ------------      ------------

Net increase.....................................            4              $900           1,154            $15,790
                                                  ============      ============     ============      ============

(1) Commencement of sale of the Advisor Class.

(2) Commencement of sale of the Institutional Class.


Semiannual Report                          Notes to Financial Statements      23



                          NOTES TO FINANCIAL STATEMENTS


APRIL 30, 1997 (UNAUDITED)

5. AFFILIATED COMPANY TRANSACTIONS

A summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997, follows:

                                       Share                                Realized
                                     Balance      Purchase        Sales        Gain                     Share       Market
Fund/Issuer                         10/31/96          Cost         Cost       (Loss)     Income        Balance      Value

---------------------------------------------------------------------------------------------------------------------------
ULTRA                                                                    ($ in Thousands)
---------------------------------------------------------------------------------------------------------------------------
Altera Corp.                              --      $220,321      $25,521       $1,902         --   4,745,000(1)     $235,174

Ascend Communications, Inc.       11,288,000       127,783      340,678      316,191         --             --           --

BMC Software, Inc.                 2,675,000        97,614       49,774        8,851         --   4,522,400(1)      195,311

C-Cube Microsystems Inc.           2,750,000       102,346      250,884      (54,799)        --             --           --

Cascade Communications Corp.       7,450,000        29,475      107,335      174,582         --             --           --

Citrix Systems, Inc.               1,900,000        51,851       73,263      (31,276)        --             --           --

DSP Communications, Inc.                  --        57,346       57,346      (36,516)        --             --           --

Evergreen Media Corporation        2,172,500            --       13,976        3,219         --      1,700,000       54,931

FORE Systems, Inc.                 4,900,000        31,821      142,037       53,568         --             --           --

Iomega Corporation                 7,300,000       115,315      181,589       (7,643)        --             --           --

LSI Logic Corp.                           --       235,172           --           --         --      7,000,000      267,750

Novellus Systems, Inc.                    --       127,347      127,347      (44,860)        --             --           --

Peoplesoft, Inc.                   2,900,000        13,524       81,015      164,390         --             --           --

Seagate Technology, Inc.                  --       238,124      112,966      (22,482)        --      6,600,000(1)   302,775

Starbucks Corp.                    4,000,000        40,857       32,542       (3,172)        --      3,000,000       89,250

Storage Technology Corp.                  --       125,865       25,205       (8,066)        --      2,600,000       91,325

Sun Microsystems, Inc.            13,450,000            --      262,213       87,605         --     14,537,800(1)   418,870

Teva Pharmaceutical
   Industries Ltd. ADR                    --       156,245           --           --       $177      2,850,000      143,925
U.S. Robotics Corp.                6,600,000        32,221      211,357      223,056         --             --           --

Western Digital Corp.                     --       241,875           --           --         --      3,500,000      215,688
                                                ----------   ----------   ---------- ----------                  ----------

                                                $2,045,102   $2,095,048     $824,550       $177                  $2,014,999
                                                ==========   ==========   ========== ==========                  ==========

------------------------------------------------------------------------------------------------------------------------
VISTA
------------------------------------------------------------------------------------------------------------------------
Aspen Technology, Inc.               500,000       $5,666      $11,337       $1,032          --        565,000(1)   $17,338

Brightpoint, Inc.                         --       30,937           --           --          --      1,512,500(1)    33,086

Cognos Incorporated                2,250,000           --       10,834       11,550          --      1,420,000       36,032

Comverse Technology, Inc.          1,650,000       57,514       17,195        1,405          --      1,300,000       51,350

Dura Pharmaceuticals, Inc.         2,200,000       12,362        6,487        1,746          --      2,000,000       58,125

Employee Solutions, Inc.           2,600,000       20,809       42,840       (9,102)         --             --           --

Hyperion Software Corp.                   --       12,658           --           --          --      1,400,000       22,575

IDEC Pharmaceuticals Corp.         1,000,000       32,350        9,872         (324)         --        540,000        9,652

Medicis Pharmaceutical Corp.         450,000        5,015       19,088       13,821          --        945,000(1)    23,212

Oregon Metallurgical Corp.           754,600       15,488       23,125       (5,850)         --             --           --

P-COM, Inc.                          850,000        7,304           --           --          --      1,050,000       29,794

PairGain Technologies, Inc.        2,200,000       30,246       40,583       45,853          --      1,820,000(1)    47,206

Rational Software Corp.            2,200,000           --       22,506       (8,697)         --      1,300,000       17,956

Sanmina Corp.                             --        9,663       20,744         (381)         --        850,000       42,553

Whole Foods Market, Inc.             950,000       33,246       37,055      (10,979)         --             --           --

                                                ----------   ----------   ---------- ----------                  ----------
                                                 $273,258     $261,666      $40,074          --                    $388,879
                                                ==========   ==========   ========== ==========                  ==========

(1) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

24   Notes to Financial Statements                  American Century Investments



                          NOTES TO FINANCIAL STATEMENTS


APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
6. CORPORATE EVENTS


The following name changes became effective January 1, 1997:

                             NEW NAMES                                                  FORMER NAMES
------------------------------------------------------------------------------------------------------------------------
Funds' Issuer:             American Century Mutual Funds, Inc.                          Twentieth Century Investors, Inc.

Funds:                     American Century - Twentieth Century Ultra Fund              Ultra Investors
                           American Century - Twentieth Century Vista Fund              Vista Investors

Parent Company:            American Century Companies, Inc.                             Twentieth Century Companies, Inc.

Distributor:               American Century Investment Services, Inc.                   Twentieth Century Securities, Inc.

Transfer Agent:            American Century Services Corporation                        Twentieth Century Services, Inc.


Semiannual Report                          Notes to Financial Statements      25


                              FINANCIAL HIGHLIGHTS
                                      ULTRA


                                                     For a Share Outstanding Throughout the Years Ended October 31 (except as noted)


                                                                                      Investor Class
                                                                 ----------------------------------------------------------

                                                              1997(1)       1996      1995       1994       1993       1992

---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $29.52     $28.03    $21.16     $21.61     $15.46     $15.53
                                                              -------    -------   -------    -------    -------    -------

Income From Investment Operations
     Net Investment Income (Loss)...........................  0.02(2)  (0.05)(2) (0.07)(2)     (0.03)     (0.09)     (0.05)

     Net Realized and Unrealized Gain (Loss)
     on Investment Transactions.............................     1.26       2.84      7.58     (0.42)       6.24     (0.02)
                                                              -------    -------   -------    -------    -------    -------

     Total From Investment Operations.......................     1.28       2.79      7.51     (0.45)       6.15     (0.07)
                                                              -------    -------   -------    -------    -------    -------

Distributions
     From Net Realized Gains
     on Investment Transactions.............................   (1.69)     (1.19)    (0.64)         --         --         --

     Distributions in Excess
     of Net Realized Gains..................................       --     (0.11)        --         --         --         --
                                                              -------    -------   -------    -------    -------    -------

     Total Distributions....................................   (1.69)     (1.30)    (0.64)         --         --         --
                                                              -------    -------   -------    -------    -------    -------

Net Asset Value, End of Period..............................   $29.11     $29.52    $28.03     $21.16     $21.61     $15.46
                                                              -------    -------   -------    -------    -------    -------
                                                              -------    -------   -------    -------    -------    -------

     Total Return(3)........................................    4.35%     10.79%    36.89%    (2.08)%     39.78%    (0.45)%


---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
     Ratio of Operating Expenses
     to Average Net Assets.................................. 1.00%(4)      1.00%     1.00%      1.00%      1.00%      1.00%

     Ratio of Net Investment Income
     to Average Net Assets.................................. 0.11%(4)    (0.20)%   (0.30)%    (0.10)%    (0.60)%    (0.40)%

     Portfolio Turnover Rate................................      51%        87%       87%        78%        53%        59%

     Average Commission Paid per
     Investment Security Traded.............................  $0.0327    $0.0350   $0.0330      --(5)      --(5)      --(5)

     Net Assets, End of Period (in millions)................  $18,874    $18,266   $14,376    $10,344     $8,037     $4,275


(1)  Six months ended April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


26   Financial Highlights                           American Century Investments


                              FINANCIAL HIGHLIGHTS
                                      ULTRA
                                                          For a Share Outstanding Throughout the Periods Ended as Indicated

                                                                                                              ADVISOR
                                                                                                               CLASS

                                                                                                       1997(1)      1996(2)

---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................................................................   $29.52       $29.55
                                                                                                       -------      -------

Income From Investment Operations
     Net Investment Loss(3)..........................................................................   (0.02)       (0.02)

     Net Realized and Unrealized Gain (Loss) on Investment Transactions..............................     1.26       (0.01)
                                                                                                       -------      -------

     Total From Investment Operations................................................................     1.24       (0.03)
                                                                                                       -------      -------

Distributions
     From Net Realized Gains on Investment Transactions..............................................   (1.69)           --
                                                                                                       -------      -------

Net Asset Value, End of Period.......................................................................   $29.07       $29.52
                                                                                                       -------      -------
                                                                                                       -------      -------

     Total Return(4).................................................................................    4.21%      (0.10)%


------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
     Ratio of Operating Expenses to Average Net Assets............................................... 1.25%(5)     1.25%(5)

     Ratio of Net Investment  Income to Average Net Assets...........................................(0.14)%(5)  (0.80)%(5)

     Portfolio Turnover Rate.........................................................................      51%          87%

     Average Commission Paid per Investment Security Traded..........................................  $0.0327      $0.0350

     Net Assets, End of Period (in millions).........................................................      $18          $13



(1)  Six months ended April 30, 1997 (unaudited).

(2)  October 2, 1996 (commencement of sale of Advisor Class) through October 31, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


Semiannual Report                                   Financial Highlights      27

                              FINANCIAL HIGHLIGHTS
                                      ULTRA


                                                           For a Share Outstanding Throughout the Period Ended as Indicated

                                                                                                              INSTITUTIONAL
                                                                                                                  CLASS
                                                                                                         ------------------

                                                                                                                    1997(1)
---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............................................................................     $30.78
                                                                                                                    -------

Income From Investment Operations
     Net Investment Income(2)...................................................................................       0.03

     Net Realized and Unrealized Gain on Investment Transactions................................................       0.02
                                                                                                                    -------
     Total From Investment Operations...........................................................................       0.05
                                                                                                                    -------

Distributions
     From Net Realized Gains on Investment Transactions.........................................................     (1.69)
                                                                                                                    -------

Net Asset Value, End of Period..................................................................................     $29.14
                                                                                                                    -------
                                                                                                                    -------
     Total Return(3)............................................................................................      0.18%

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
     Ratio of Operating Expenses to Average Net Assets..........................................................   0.80%(4)

     Ratio of Net Investment Income to Average Net Assets.......................................................   0.21%(4)

     Portfolio Turnover Rate....................................................................................        51%

     Average Commission Paid per Investment Security Traded.....................................................    $0.0327

     Net Assets, End of Period (in thousands)...................................................................       $103



(1)  November 14, 1996 (commencement of sale of Institutional Class) through April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements


28   Financial Highlights                           American Century Investments


                              FINANCIAL HIGHLIGHTS
                                      VISTA


                                                     For a Share Outstanding Throughout the Years Ended October 31 (except as noted)


                                                                                       INVESTOR CLASS
                                                      ---------------------------------------------------------------------

                                                              1997(1)       1996       1995      1994        1993      1992
---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $15.68     $15.73     $10.94    $12.24      $11.01    $10.53
                                                              -------    -------    -------   -------     -------   -------
Income From Investment Operations
     Net Investment Loss....................................(0.06)(2)  (0.11)(2)  (0.08)(2)    (0.08)      (0.07)    (0.04)

     Net Realized and Unrealized Gain (Loss)
     on Investment Transactions.............................   (2.97)       1.09       4.90      0.45        1.95      0.52
                                                              -------    -------    -------   -------     -------   -------

     Total From Investment Operations.......................   (3.03)       0.98       4.82      0.37        1.88      0.48
                                                              -------    -------    -------   -------     -------   -------

Distributions
     From Net Realized Gains
     on Investment Transactions.............................   (1.18)     (1.02)     (0.03)    (1.66)      (0.64)        --

     Distributions in Excess of Net Realized Gains..........       --     (0.01)         --    (0.01)      (0.01)        --
                                                              -------    -------    -------   -------     -------   -------

     Total Distributions....................................   (1.18)     (1.03)     (0.03)    (1.67)      (0.65)        --
                                                              -------    -------    -------   -------     -------   -------

Net Asset Value, End of Period..............................   $11.47     $15.68     $15.73    $10.94      $12.24    $11.01
                                                              -------    -------    -------   -------     -------   -------
                                                              -------    -------    -------   -------     -------   -------

     Total Return(3)........................................ (20.79)%      6.96%     44.20%     4.16%      17.71%     4.55%

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
     Ratio of Operating Expenses
     to Average Net Assets.................................. 1.00%(4)      0.99%      0.98%     1.00%       1.00%     1.00%

     Ratio of Net Investment Income
     to Average Net Assets..................................(0.75)%(4)   (0.70)%    (0.60)%   (0.80)%     (0.60)%   (0.40)%

     Portfolio Turnover Rate................................      49%        91%        89%      111%        133%       87%

     Average Commission Paid per
     Investment Security Traded.............................  $0.0264    $0.0280    $0.0330     --(5)       --(5)     --(5)

     Net Assets, End of Period (in millions)................   $1,569     $2,276     $1,676      $792        $847      $830



(1)  Six months ended April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


Semiannual Report                                   Financial Highlights      29


                              FINANCIAL HIGHLIGHTS
                                      VISTA

                                                          For a Share Outstanding Throughout the Periods Ended as Indicated

                                                                                                         Advisor Class
                                                                                                 --------------------------

                                                                                                       1997(1)      1996(2)

---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................................................................   $15.67       $16.87
                                                                                                       -------      -------

Income From Investment Operations
     Net Investment Loss(3)..........................................................................   (0.06)       (0.02)

     Net Realized and Unrealized Loss on Investment Transactions.....................................   (2.97)       (1.18)
                                                                                                       -------      -------

     Total From Investment Operations................................................................   (3.03)       (1.20)
                                                                                                       -------      -------

Distributions
     From Net Realized Gains on Investment Transactions..............................................   (1.18)           --
                                                                                                       -------      -------

Net Asset Value, End of Period.......................................................................   $11.46       $15.67
                                                                                                       -------      -------
                                                                                                       -------      -------

     Total Return(4)................................................................................. (20.89)%      (7.11)%


------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
     Ratio of Operating Expenses to Average Net Assets............................................... 1.25%(5)     1.25%(5)

     Ratio of Net Investment Income to Average Net Assets............................................(1.00)%(5)  (1.20)%(5)

     Portfolio Turnover Rate.........................................................................      49%          91%

     Average Commission Paid per Investment Security Traded..........................................  $0.0264      $0.0280

     Net Assets, End of Period (in millions).........................................................       $5           $6



(1)  Six months ended April 30, 1997 (unaudited).

(2)  October 2, 1996 (commencement of sale of Advisor Class) through October 31, 1996.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements


30   Financial Highlights                           American Century Investments


                              FINANCIAL HIGHLIGHTS
                                      VISTA

                                                           For a Share Outstanding Throughout the Period Ended as Indicated

                                                                                                             INSTITUTIONAL
                                                                                                                 CLASS
                                                                                                         ------------------
                                                                                                                    1997(1)
---------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.............................................................................    $15.73
                                                                                                                    -------

Income From Investment Operations
     Net Investment Income(2)....................................................................................    (0.03)

     Net Realized and Unrealized Loss on Investment Transactions.................................................    (3.04)
                                                                                                                    -------

     Total From Investment Operations............................................................................    (3.07)
                                                                                                                    -------

Distributions
     From Net Realized Gains on Investment Transactions..........................................................    (1.18)
                                                                                                                    -------

Net Asset Value, End of Period...................................................................................    $11.48
                                                                                                                    -------
                                                                                                                    -------

     Total Return(3).............................................................................................  (21.02)%


---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
     Ratio of Operating Expenses to Average Net Assets...........................................................  0.80%(4)

     Ratio of Net Investment Income to Average Net Assets........................................................(0.50)%(4)

     Portfolio Turnover Rate.....................................................................................       49%

     Average Commission Paid per Investment Security Traded......................................................   $0.0264

     Net Assets, End of Period (in millions).....................................................................       $13



(1)  November 14, 1996 (commencement of sale of Institutional Class) through April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements


Semiannual Report                                   Financial Highlights      31



                       SHARE CLASS AND RETIREMENT ACCOUNT
                                   INFORMATION


SHARE CLASSES

Until September 3, 1996, Ultra and Vista issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

But increasing numbers of investors are purchasing fund shares through financial intermediaries who are ordinarily compensated for the additional services they provide. In September 1996, American Century began to offer three classes of shares for many of its funds, including Ultra and Vista. One class is for investors who still buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

The original class of Ultra and Vista shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares. All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


32 Share Class and Retirement Account Information   American Century Investments



                                      NOTES


Semiannual Report                                                    Notes    33



                                      NOTES


34   Notes                                          American Century Investments



                                      NOTES


Semiannual Report                                                    Notes    35



                             BACKGROUND INFORMATION


INVESTMENT PHILOSOPHY AND POLICIES

The Twentieth Century Group offers nine equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

TWENTIETH CENTURY ULTRA generally invests in the securities of mid-sized and larger companies that exhibit growth. It will typically have significant price fluctuations.

TWENTIETH CENTURY VISTA invests mainly in the securities of smaller or medium-sized firms that exhibit growth. Although Vista has been one of American Century's more volatile funds over the short term, it has also offered high potential for long-term growth.




FUND MANAGEMENT TEAM LEADERS
---------------------------------------------
Ultra:

Portfolio Manager Jim Stowers III

Portfolio Manager Bruce Wimberly



Vista:

Portfolio Manager Glenn Fogle

Portfolio Manager John Seitzer
---------------------------------------------



COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 is a capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest publicly traded U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded "over-the-counter" on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller capitalization and growth-oriented U.S. stocks.



36   Background Information                         American Century Investments



                                    GLOSSARY


RETURNS

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 26-31.

PORTFOLIO STATISTICS

o Number of Companies-- the number of different companies held by a fund on a given date.

o Price/Earnings (P/E) Ratio-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o Portfolio Turnover-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o Expense Ratio-- the operating expenses of the fund, expressed as a percentage of average net assets. Share-holders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

o Blue-Chip Stocks-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o Cyclical Stocks-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o Growth Stocks-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o Large-Capitalization ("Large-Cap") Stocks-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o Medium-Capitalization ("Mid-Cap") Stocks-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o Small-Capitalization ("Small-Cap") Stocks-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o Value Stocks-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o Price/Book Ratio-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)



Semiannual Report                                                    Glossary 37



[american century logo]
American
Century(sm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com



AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.



9706           [recycled logo]
SH-BKT-8626       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 APRIL 30, 1997

                                   TWENTIETH
                                    CENTURY
                                     GROUP

                                    Giftrust

[front cover]


                               TABLE OF CONTENTS

Report Highlights...........................................................1
Our Message to You..........................................................2
Period Overview.............................................................3
Performance & Portfolio Information.........................................4
Management Q & A............................................................5
Schedule of Investments.....................................................8
   Statement of Assets and Liabilities.....................................10
Statement of Operations....................................................11
Statements of Changes in Net Assets........................................12
Notes to Financial Statements..............................................13
Financial Highlights.......................................................15
Background Information
   Investment Philosophy and Policies......................................16
   Comparative Indices.....................................................16
   Fund Management Team Leaders............................................16
Glossary...................................................................17

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     Benham Group            American Century Group      Twentieth Century Group

  MONEY MARKET FUNDS           ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS           BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS      CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS            SPECIALTY FUNDS
                                                                 Giftrust

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

PERIOD OVERVIEW

o The U.S. stock market produced widely divergent returns over the period. The S&P 500's 14.74% six-month total return continued a three-year trend of unusually strong performance by large-cap stocks. By contrast, the S&P MidCap 400 posted a 6.88% return, and the small-cap Russell 2000 returned just 1.61%.

o Factors that were in the S&P 500's favor included: equity investors seeking stability and liquidity; strong economic growth with low inflation; and the success of index funds.

o The fast-growing companies targeted by Giftrust didn't benefit from the factors that drove investors to the S&P 500. This happened despite strong earnings growth on the part of most companies owned by the fund.

GIFTRUST

o Giftrust suffered one of the steepest short-term declines in the fund's 13-year history. The drop resulted from the decline of small-capitalization (small-cap) growth stocks, compounded by the fund's focus on the most rapidly growing companies within that group.

o The technology sell-off allowed the investment team to build positions in more seasoned, high quality names. These are the stocks the team believes will rebound strongly when the market again favors fast-growing companies.

o Holdings increased in semiconductor companies, energy services companies and biotechnology firms. Among semiconductor companies, the fund has invested in a small group of elite manufacturers of specialized, high-speed computer chips. These chips are in demand as telecommunications networks expand around the globe.

o The management team reduced computer software holdings because of increasing competition and low barriers to entry in this industry.

o For the past two years the largest stocks in the S&P 500 index have seemingly offered everything an investor could desire: strong earnings growth, above average returns, low volatility and superior liquidity. To some extent the extraordinary returns have also been self-perpetuating, as momentum-following market participants have sold their underperforming stocks (often small-cap) to buy the large-cap leaders. Giftrust's management team believes a change in market leadership will probably begin with a deteriorating outlook for earnings, and that change may not be too far away.

                                    GIFTRUST

                         TOTAL RETURNS:   AS OF 4/30/97
                           6 Months          -24.36%(1)
                           1 Year               -27.08%

                         NET ASSETS:       $723 million
                           (AS of 4/30/97)

                         INCEPTION DATE:       11/25/83

                         TICKER SYMBOL:           TWGTX

                         (1) Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 17.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

April 30, 1997, marked the end of an eventful period for the company and the Twentieth Century aggressive growth funds. We entered 1997 with a new identity--American Century Investments. American Century encompasses the skills, talent and resources brought together when Twentieth Century Mutual Funds and The Benham Group merged during 1995 and 1996.

Changing the company's name after being known as Twentieth Century Mutual Funds for almost 40 years was a significant step. Although our core investment disciplines remain unchanged, the combination of Twentieth Century and Benham allows us to bring you a full menu of nearly 70 funds. Our offerings range from conservative money market funds carrying the Benham name to the nine equity growth funds that still carry the Twentieth Century name and employ our hallmark growth-oriented investment approach.

The six-month period ended April 30, 1997, was a challenge for aggressive growth funds such as Giftrust. As investors sought size, stability and familiarity, the S&P 500 and funds that mirror the index outperformed growth funds investing in smaller companies and emerging industries. These factors had an especially large impact on the short-term performance of Giftrust.

Given this environment, it is important to remember that investing in aggressive growth funds involves significant short-term volatility. Over the long term, however, an aggressive growth strategy can provide the kind of significant capital growth that builds wealth. Investors need patience to weather the market's cycles and realize the strategy's potential benefits.

We have steadily refined the growth discipline pioneered at Twentieth Century over the past 25 years, enabling our teams to identify and invest in businesses that are among the fastest growing in the world. We are confident that our approach will continue to reward patient investors who stay the course.

A large part of helping investors remain patient and confident in their funds is regularly providing the best possible information in a helpful format. Based on investors' feedback, we have redesigned our shareholder reports to include new features such as a one-page report summary, a glossary, more charts and graphs, and expanded Management Q&A and background information sections. This report displays the new format.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,
/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Chairman of the Board and Founder         President and Chief Executive Officer


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

[line graph - data below]

U.S. STOCK MARKET PERFORMANCE (Growth of $1.00)
For the six monthes ended April 30, 1997
-------------------------------------------------------------------
DATE     S&P 500           S&P 400          RUSSELL 2000

10/31/96 $1.00             $1.00            $1.00
11/30/96 $1.07             $1.06            $1.04
12/31/96 $1.06             $1.06            $1.07
1/31/97  $1.12             $1.10            $1.09
2/28/97  $1.13             $1.09            $1.06
3/31/97  $1.08             $1.04            $1.01
4/30/97  $1.15             $1.07            $1.02

S&P 500..............14.74%
S&P MidCap 400 ...... 6.88%
Russell 2000..........1.61%
Source: Lipper Analytical Services, Inc.

WIDELY DIVERGENT RETURNS

The six-month period ended April 30, 1997, produced widely divergent returns for U.S. stock investors. In general, the shares of large companies (large-cap stocks), particularly relatively stable, industry-leading firms in the S&P 500, significantly outperformed the shares of faster-growing, smaller companies (mid- and small-cap stocks). Value stocks (shares of companies that are lower priced) generally outperformed growth stocks (those of companies demonstrating above-average earnings growth) as investors placed a higher premium on earnings stability than on earnings growth.

STRONG RETURNS FOR THE S&P 500

The S&P 500 typically represents the large-cap sector of the U.S. stock market. Many investors also use the index as a proxy for the U.S. market as a whole. The sustained advance of the S&P 500 was one of the key success stories of the period. The index posted a 14.74% total return during the six months, continuing a three-year trend of unusually strong results. Factors that supported the S&P 500's performance included:

o Investors seeking predictable earnings and liquidity because they feared rising interest rates and an economic slowdown. The shares of large, well-known firms such as Johnson & Johnson and Microsoft rallied appreciably.

o  Favorable   economic   conditions  (robust  growth  and  low  inflation)  and
particularly strong earnings growth for large-cap companies.

o The popularity and success of S&P 500 index funds. With more investor dollars chasing stocks in the S&P 500, the prices of those shares rose much faster than the prices of mid- and small-cap stocks.

LOWER RETURNS FOR SMALLER-CAP STOCKS

Many analysts use the S&P MidCap 400 Index and the Russell 2000 Index to represent mid- and small-cap stocks, respectively. As shown in the accompanying graph, the S&P 500 significantly outperformed the smaller-cap indices.

While the S&P 500 and its component companies were considered a relatively safe haven during the period, many investors viewed mid- and small-cap growth companies as too volatile and unpredictable. Valuations for the stocks of these companies declined as the market priced mid- and small-cap growth stocks more conservatively, weighting current earnings more heavily than projected future earnings. Investors also became less willing to pay a premium for fast-growing technology and healthcare shares.

The resulting price declines were generally based more on market perception than on changes in actual fundamental indicators such as earnings and revenue. Many companies experienced lower share prices despite continuing to show strong operating results. Defensive-minded analysts questioned whether the earnings and revenue projections of mid- and small-cap companies would be realized, and investors refused to pay the higher prices these shares have been awarded in the past.


Semiannual Report                                           Period Overview    3


                      PERFORMANCE & PORTFOLIO INFORMATION


TOTAL RETURNS AS OF APRIL 30, 1997
                                                 AVERAGE ANNUAL RETURNS
                          6 MONTHS   1 YEAR    3 YEARS   5 YEARS  10 YEARS

   GIFTRUST.............. -24.36%   -27.08%    10.56%    17.16%    14.74%
   Russell 2000 Growth... -7.36%    -13.61%     9.39%     9.69%     7.26%

See pages 16 and 17 for more information about the Russell 2000 Growth Index and returns.


PORTFOLIO AT A GLANCE
                                     4/30/97     10/31/96
Number of Companies                    73           70
Median Price/Earnings Ratio           27.9         47.8
Portfolio Turnover                   68%(1)       121%(2)
Expense Ratio                       1.00%(3)       0.98%

(1) Six months ended 4/30/97.
(2) Year ended 10/31/97.
(3) Annualized.

[line graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
VALUE ON 4/30/97:
     "$39,536 "   GIFTRUST
     "$30,175 "   NASDAQ
     "$20,156 "   RUSSELL 2000 GROWTH

               GIFTRUST           NASDAQ      RUSSELL 2000 GROWTH
DATE          ACCT VALUE        ACCT VALUE       ACCT VALUE

4/30/87        $10,000           $10,000           $10,000
4/30/88         $8,756            $9,077            $8,734
4/30/89        $10,495           $10,233            $9,860
4/30/90        $11,881           $10,054            $9,924
4/30/91        $13,797           $11,601           $11,193
4/30/92        $17,907           $13,850           $12,695
4/30/93        $22,528           $15,831           $13,444
4/30/94        $29,251           $17,564           $15,398
4/30/95        $38,680           $20,200           $16,743
4/30/96        $54,215           $28,495           $23,332
4/30/97        $39,536           $30,175           $20,156

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing Giftrust's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.


[bar chart - data below]

GIFTRUST'S ONE-YEAR RETURNS OVER 10 YEARS (Periods ended April 30)

                   GIFTRUST              RUSSELL 2000
DATE                 RETURN                    RETURN
4/30/88             -12.44%                   -12.66%
4/30/89              19.86%                    12.89%
4/30/90              13.21%                     0.64%
4/30/91              16.12%                    12.79%
4/30/92              29.79%                    13.42%
4/30/93              25.80%                     5.90%
4/30/94              29.84%                    14.54%
4/30/95              32.24%                     8.73%
4/30/96              40.16%                    39.35%
4/30/97             -27.08%                   -13.61%

This chart illustrates the fund's returns over the past 10 years and compares them with the Russell 2000 Growth's returns. Giftrust's total returns include operating expenses, while the Russell 2000 Growth's returns do not. See page 16 for a description of the index. Past performance is no guarantee of future results.


4    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

An interview with Glenn Fogle and John Seitzer, portfolio managers on the Giftrust management team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30?

Giftrust's total return of -24.36% represented one of the steepest short-term declines in the fund's 13-year history. The fund's negative performance resulted from the generally unfavorable investment environment for small-capitalization (small-cap) growth stocks, compounded by our focus on the most rapidly growing companies within that sector of the market. Our concentration on these businesses, hardest hit by the market's turbulence, caused the fund to suffer a greater decline than benchmark market indices.

When reflecting on this six-month performance, it's important to remember that we manage Giftrust aggressively for optimum long-term returns. As a result, the fund historically has been very volatile, sometimes underperforming the market dramatically and other times outperforming it significantly. (To view how Giftrust's performance has varied over short-term periods, see the One-Year Return graph on page 4.) Giftrust has rebounded sharply from similar performance downswings. We cannot predict when this might occur, but we can assure investors that we are accustomed to managing through periods of intense market volatility as well as the peaks and valleys in Giftrust's performance resulting from our investment style.

HOW LARGE WAS THE GENERAL DECLINE OF SMALL-CAP GROWTH STOCKS FOR THE PERIOD?

Many investment analysts consider the Russell 2000 Growth Index to be the most appropriate proxy for small-cap growth stock performance. This index posted a -7.36% total return for the period. Stocks in this sector suffered sharp devaluations caused by investors fearing volatility and questioning the validity of earnings and revenue projections for small-cap technology companies.

WHY WAS THE FUND'S PERFORMANCE BENCHMARK CHANGED FROM THE NASDAQ COMPOSITE INDEX TO THE RUSSELL 2000 GROWTH INDEX?

The benchmark should resemble the holdings in Giftrust's portfolio as closely as possible. The problem with the Nasdaq index is that it contains a number of large-cap companies such as Microsoft and Intel that have market capitalizations in excess of $100 billion and do not appear in Giftrust's portfolio. The Nasdaq index's performance can be greatly skewed by these heavyweight companies. The component companies in the Russell index are closer in size to those in Giftrust. The average market capitalization of companies in the Russell 2000 Growth Index is approximately $400 million. This corresponds with Giftrust's median market capitalization of $436 million at the end of the period.

WHY DID GIFTRUST'S PERFORMANCE DIFFER SO MARKEDLY FROM THAT OF THE RUSSELL 2000 GROWTH INDEX?

Unlike an index fund, Giftrust makes no attempt to match any benchmark returns over short-term periods. In seeking superior long-term returns, the fund owns companies that have much higher growth rates than those in the index. As a result, the fund usually appears more expensive than the index on valuation measures. Over time, we expect the exceptional earnings growth potential of the stocks Giftrust owns to more than offset the premium paid to buy these companies. In the short run, however, the fund can be very votatile and markedly underperform the index.

Our management of the fund has remained consistent with our long-held investment discipline. We bought and now own some great growth businesses. Unfortunately, as sometimes happens, the prices of many of those stocks have fallen since we acquired them in spite of strong earnings reports. We are prepared to retain the shares of good businesses that meet our investment standards even if they fall temporarily out of favor and their share prices lag for a while. While the past is no guarantee of the future, our experience tells us that over the long term we'll be rewarded with higher share prices.


Semiannual Report                                          Management Q & A    5


CAN YOU GIVE INVESTORS ENCOURAGEMENT ABOUT THE FUND'S PERFORMANCE?

There are several factors that encourage us about the prospects for Giftrust. The number of new stock offerings (IPOs) has declined dramatically in 1997 compared to the prior two years, stemming the flood of new issues that were crowding the market. The sell-off in small-cap growth stocks has brought their valuation relative to large-cap stocks down to historically low levels. Finally, the companies Giftrust owns continue to report dynamic growth in their revenues and earnings.

In terms of its investment philosophy and objectives, Giftrust is still essentially the same fund it was two years ago when it was generating high returns. We've stuck to our basic investment discipline, even though it's currently out of favor. We've remained focused on long-term results. The stock market, like the economy, moves in cycles. Periods like the recent one, when uncertainty about the strength of the economy and the direction of interest rates make stock investors more conservative, are normal. Eventually, market sentiment should shift again, and when it does we would expect the fast-growing stocks owned in Giftrust to reward investors for their patience.

WHAT CHANGES DID YOU MAKE IN THE FUND'S INVESTMENT STRATEGY OR HOLDINGS BASED ON THE MARKET ENVIRONMENT?

We still own a significant number of technology stocks because the sector continues to produce high and rising earnings growth rates. However, within the technology group we shifted our focus to somewhat stronger companies with more secure businesses. Because the sell-off in technology shares hit industry leaders as well as less established companies, we were able to build positions in several more seasoned, high quality names. These are the stocks we believe will rebound strongly when the market once again favors fast-growing companies.

An example of our shift toward industry leaders is HBO & Company, a software provider to the healthcare industry (not Home Box Office, the cable television network). A dominant force in this specialized field, HBO provides software to help hospitals manage back-office administrative functions, track clinical data and manage patient information flow. The company has expanded to serve physician groups, home healthcare and managed care organizations seeking to improve efficiency.

WHAT OTHER CHANGES DID YOU MAKE IN THE FUND'S TECHNOLOGY HOLDINGS?

Apart from software companies with a unique niche such as HBO, we made a strategic decision to reduce our investment in the software group because of increasing competition and low barriers to entry. On the other hand, we increased our holdings in a small group of elite manufacturers of specialized, high-speed computer chips. These companies make semiconductors out of a substance called gallium arsenide, which


TOP TEN HOLDINGS                     % of fund investments
                                     As of        As of
                                     4/30/97     10/31/96
McAfee Associates, Inc.               3.2%         1.0%
PAREXEL International Corp.           3.1%         1.8%
HBO & Co.                             2.9%          --
CBT Group Plc ADR                     2.5%         4.8%
P-COM, Inc.                           2.5%         1.4%
Jabil Circuit, Inc.                   2.5%          --
Vitesse Semiconductor Corp.           2.3%          --
Agouron Pharmaceuticals, Inc.         2.0%          --
Herman Miller, Inc.                   2.0%          --
ANADIGICS, Inc.                       1.9%          --


TOP FIVE INDUSTRIES                  % of fund investments
                                     As of        As of
                                     4/30/97     10/31/96
Computer Software & Services          14.3%        23.3%
Electrical & Electronic
    Components                        8.6%         0.9%
Communications Equipment              6.9%         5.1%
Energy (Services)                     6.9%         0.5%
Biotechnology                         6.5%         4.4%


6    Management Q & A                               American Century Investments


                                MANAGEMENT Q & A

processes data at faster speeds than conventional silicon. Demand for the chips is exploding and there are only a few suppliers capable of manufacturing them. Vitesse Semiconductor Corporation and ANADIGICS, Inc., two companies the fund owns, provide chips to telecommunications companies serving the rapidly expanding global telecommunications market. Gallium arsenide chips are playing a key role in the expansion of internet access and in the deployment of standard phone service via wireless networks in emerging countries.

IN WHAT OTHER INDUSTRIES IS GIFTRUST INVESTING?

We bought energy services companies after oil and gas prices dropped this winter. As a result of fundamental restructuring in this industry, we're seeing accelerating earnings that we believe are sustainable. Here, as in other industries, technology is driving increased productivity. For example, geologists now routinely analyze three-dimensional seismic data to find oil and natural gas below the ocean floor. With this more accurate view of the size and location of undersea reserves, energy companies can drill profitable wells in locations that were previously economically unfeasible.

Biotechnology is another sector where we see attractive investment opportunities. Many of the leading companies have new products in late stages of development that should come to market within the next 12 months. For example, Agouron Pharmaceuticals, Inc., a company the fund owns, received Food & Drug Administration approval in March to market a new drug for treating AIDS patients called Viracept. When used in combination with other drugs it has relatively few side effects and significantly reduces the amount of HIV in patients' bodies. Sales of Viracept are accelerating as more patients add it to their therapy.

WHAT DO YOU THINK WILL CAUSE THE MARKET FOR SMALL-CAP GROWTH STOCKS TO TURN AROUND?

The outperformance of large-cap stocks over the past year has coincided with a period of better than average (and better than expected) earnings growth, which we think is attributable to the surprisingly robust economy. For the past two years the largest stocks in the S&P 500 index have seemingly offered everything an investor could desire: strong earnings growth, above average returns, low volatility and superior liquidity.

We think that a change in market leadership will probably begin with a deteriorating outlook for earnings, and that change may not be too far away. The pace of economic growth in the first months of 1997 is not sustainable, and the Federal Reserve seems intent on ensuring that the economy cools down. Slower growth, higher interest rates and a strong dollar all put pressure on the earnings growth rates of larger companies. With the profit margins at large-cap companies already at historically high levels, it seems probable that their earnings growth rates will decline over the next few quarters. Some smaller companies will suffer the same deterioration, but those that can buck the trend should attract growth-oriented investors. The inexpensive relative valuation of small-cap stocks should also contribute to their recovery.

The year-long divergence between small-cap and large-cap stocks is very unusual, which suggests the strong possibility of a small-cap rebound. Unfortunately there is no telling precisely when this might happen or to what degree. We avoid trying to time the market (and we discourage fund investors from doing so) because market trends can reverse abruptly and without warning. Instead, we concentrate on keeping the fund well positioned with investments in good, growing businesses with the strongest fundamental outlook we can find. We don't have any control over the timing of how the market reacts, but we can control our investment strategy and goals.

EDITOR'S NOTE ON JUNE 6, 1997:
SINCE APRIL 30, GIFTRUST'S SHARE VALUE HAS RISEN BY 19% COMPARED TO AN INCREASE OF ONLY 7% IN THE S&P 500. THE CHANGE IN MARKET SENTIMENT REGARDING SMALL COMPANIES MAY HAVE BEGUN.


Semiannual Report                                          Management Q & A    7


                            SCHEDULE OF INVESTMENTS


APRIL 30, 1997 (UNAUDITED)

Shares                    ($ in Thousands)                      Value
------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--3.4%
   500,000    DONCASTERS plc ADR(1)(2)                        $ 11,250
   630,000    Wyman-Gordon Co.(1)                               13,309
                                                              --------
                                                                24,559
                                                              --------

AGRICULTURE--0.7%
   437,600    Northland Cranberries, Inc.                        5,087
                                                              --------

BIOTECHNOLOGY--6.5%
   230,000    Agouron Pharmaceuticals, Inc.(1)                  14,734
   430,000    Centocor, Inc.(1)                                 12,121
   266,800    Incyte Pharmaceuticals, Inc.(1)                   11,539
   175,000    Protein Design Labs, Inc.(1)                       4,386
   246,900    Sangstat Medical Corp.(1)                          4,259
                                                              --------
                                                                47,039
                                                              --------

BUSINESS SERVICES & SUPPLIES--5.7%
   382,500    ABR Information Services, Inc.(1)                  7,746
   600,000    PMT Services, Inc.(1)                              7,200
   800,000    PAREXEL International Corp.(1)(2)                 22,450
   50,000     Romac International, Inc.(1)                         978
   220,000    Wackenhut Corrections Corp.(1)                     3,465
                                                              --------
                                                                41,839
                                                              --------

COMMUNICATIONS EQUIPMENT--6.9%
   406,400    Boston Technology, Inc.(1)                         8,128
   300,000    Coherent Communications
                 Systems Corp.(1)                                4,987
   650,000    P-COM, Inc.(1)                                    18,444
   213,100    PairGain Technologies, Inc.(1)                     5,527
   600,000    Teledata Communications(1)(2)                     13,312
                                                              --------
                                                                50,398
                                                              --------

COMMUNICATIONS SERVICES--2.8%
   286,000    Pacific Gateway Exchange, Inc.(1)                  6,900
   960,000    Tel-Save Holdings, Inc.(1)                        13,560
                                                              --------
                                                                20,460
                                                              --------

COMPUTER PERIPHERALS--4.9%
   350,000    Advanced Digital Information Corp.(1)              5,709
   300,000    Applied Magnetics Corp.(1)                         7,537
   310,000    Innovex, Inc.                                      9,862
   120,000    Network Appliances, Inc.(1)                        3,465
   300,000    RadiSys Corp.(1)(2)                                8,794
                                                              --------
                                                                35,367
                                                              --------

Shares                    ($ in Thousands)                      Value
------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--14.3%
   380,000    CBT Group Plc ADR(1)                            $ 18,525
   390,000    HBO & Co.                                         20,841
   460,000    HCIA(1)(2)                                         9,574
   150,000    Intelligroup, Inc.(1)                              1,500
   130,000    Keane, Inc.(1)                                     6,029
   145,000    Manugistics Group, Inc.(1)                         7,794
   415,000    McAfee Associates, Inc.(1)                        23,136
   20,900     Pomeroy Computer Resources, Inc.(1)                  502
   450,000    Transaction Systems Architects, Inc.(1)           13,416
   150,000    Vantive Corp.(1)                                   2,991
                                                              --------
                                                               104,308
                                                              --------

CONSUMER PRODUCTS--2.1%
   600,000    NBTY, Inc.(1)(2)                                  11,287
   80,000     Nu Skin Asia Pacific Inc.(1)                       2,080
   175,000    USA Detergents, Inc.(1)                            2,012
                                                              --------
                                                                15,379
                                                              --------

ELECTRICAL & ELECTRONIC
COMPONENTS--8.6%
   502,500    ANADIGICS, Inc.(1)                                14,070
   150,000    Cymer, Inc.(1)                                     6,159
   378,000    Jabil Circuit, Inc.(1)                            18,262
   170,000    Micrel, Inc.(1)                                    7,374
   520,000    Vitesse Semiconductor Corp.(1)                    16,477
                                                              --------
                                                                62,342
                                                              --------
ENERGY (PRODUCTION & MARKETING)--1.0%
   340,000    Petroleum Securities
      Australia Ltd. ADR(1)                                      7,374
                                                              --------
ENERGY (SERVICES)--6.9%
   330,000    Global Marine Inc.(1)                              6,641
   425,000    Hvide Marine, Inc.(1)                              7,225
   800,000    Marine Drilling Companies, Inc.(1)                12,700
   600,000    Noble Drilling Corp.(1)                           10,425
   375,000    Trico Marine Services, Inc.(1)                    13,266
                                                              --------
                                                                50,257
                                                              --------
ENVIRONMENTAL SERVICES--1.8%
   400,000    USA Waste Services, Inc.(1)                       13,100
                                                              --------

FOOD & BEVERAGE--1.3%
   400,000    Morningstar Group Inc.(1)                          9,750
                                                              --------

See Notes to Financial Statements


8    Schedule of Investments                        American Century Investments


Shares                    ($ in Thousands)                      Value
------------------------------------------------------------------------

FURNITURE & FURNISHINGS--2.0%
   447,500    Miller (Herman), Inc.                           $ 14,460
                                                              --------

HEALTHCARE--4.4%
   345,000    OccuSystems, Inc.(1)                               7,051
   250,000    Pediatrix Medical Group Inc.(1)                    8,250
   300,000    Quorum Health Group, Inc.(1)                       9,300
   130,000    Renal Care Group Inc.(1)                           3,949
   110,000    Total Renal Care Holdings, Inc.(1)                 3,534
                                                              --------
                                                                32,084
                                                              --------

LEISURE--1.8%
   210,000    Imax Corporation(1)                                7,534
   250,000    Signature Resorts(1)                               5,531
                                                              --------
                                                                13,065
                                                              --------

MACHINERY & EQUIPMENT--2.4%
   265,000    DT Industries, Inc.                                6,956
   575,000    U.S. Rentals, Inc.(1)                             10,925
                                                              --------
                                                                17,881
                                                              --------

MEDICAL EQUIPMENT & SUPPLIES--1.2%
   300,000    Spine-Tech, Inc.(1)                                8,662
                                                              --------

PHARMACEUTICALS--4.1%
   661,000    Capstone Pharmacy Services, Inc.(1)                5,556
   320,000    Kos Pharmaceuticals, Inc.(1)                       7,240
   305,000    NCS HealthCare, Inc. Cl A(1)                       6,977
   400,000    Omnicare, Inc.                                     9,750
                                                              --------
                                                                29,523
                                                              --------

PRINTING & PUBLISHING--1.5%
   450,000    Consolidated Graphics, Inc.(1)                    10,969
                                                              --------

RESTAURANTS--0.3%
   90,000     Rainforest Cafe, Inc.(1)                           2,132
                                                              --------

RETAIL (GENERAL MERCHANDISE)--1.0%
   270,000    Family Dollar Stores, Inc.                         7,054
                                                              --------

RETAIL (SPECIALTY)--4.5%
   780,000    Finish Line, Inc.(1)                               8,044
   270,000    MSC Industrial Direct Co., Inc.(1)                 8,302
   400,000    Pacific Sunwear of California(1)                  12,600
   240,000    Wilmar Industries, Inc.(1)                         4,050
                                                              --------
                                                                32,996
                                                              --------

See Notes to Financial Statements


Shares                    ($ in Thousands)                      Value
------------------------------------------------------------------------

TOTAL COMMON STOCKS--90.1%                                    $656,085
                                                              --------
  (Cost $662,332)

TEMPORARY CASH INVESTMENTS(3)

   $13,100 par value FHLMC Discount Note,
       5.39%, 5/19/97                                           13,065

   Repurchase Agreement, Goldman Sachs & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.29%, dated 4/30/97,
       due 5/1/97 (Delivery value $23,503)                      23,500

   Repurchase Agreement, J.P. Morgan Securities, Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.375%, dated 4/30/97,
       due 5/1/97 (Delivery value $35,305)                      35,300
                                                              --------

TOTAL TEMPORARY CASH INVESTMENTS--9.9%                          71,865
  (Cost $71,865)                                              --------

TOTAL INVESTMENT SECURITIES--100.0%                           $727,950
  (Cost $734,197)                                             ========


Notes to Schedule of Investments

ADR = American Depositary Receipt
FHLMC = Federal Home Loan Mortgage Corporation
(1)  Non-income producing.
(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997.)
(3) The rates for U.S. Government Agency discount notes are the yield to maturity at April 30, 1997.


Semiannual Report                                   Schedule of Investments    9

                      STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997 (UNAUDITED)

ASSETS                                                   ($ in Thousands Except Per-Share Amount)
Investment securities, at value (identified cost of $734,197) (Note 3)...................$727,950
Cash..........................................................................................373
Receivable for investments sold............................................................11,415
Dividends and interest receivable..............................................................10
                                                                                        ---------
                                                                                          739,748
                                                                                        ---------

LIABILITIES
Disbursements in excess of demand deposit cash................................................243
Payable for investments purchased..........................................................16,013
Payable for capital shares redeemed............................................................69
Accrued management fees (Note 2)..............................................................601
Other liabilities...............................................................................1
                                                                                        ---------
                                                                                           16,927
                                                                                        ---------
Net Assets Applicable to Outstanding Shares..............................................$722,821
                                                                                        =========

CAPITAL SHARES, $0.01 PAR VALUE (In Thousands)
Authorized ...............................................................................200,000
                                                                                        =========

Outstanding ...............................................................................38,258
                                                                                        =========

Net Asset Value Per Share .................................................................$18.89
                                                                                        =========

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus)..................................................$752,413
Undistributed net investment loss.........................................................(2,943)
Accumulated undistributed net realized loss on investment transactions...................(20,402)
Net unrealized depreciation on investments (Note 3).......................................(6,247)
                                                                                        ---------
                                                                                         $722,821
                                                                                        =========

See Notes to Financial Statements


10   Statement of Assets and Liabilities            American Century Investments

                                         STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                ($ in Thousands)

Income:
Interest...............................................................................$    1,123
Dividends......................................................................................65
                                                                                       ----------
                                                                                            1,188
                                                                                       ----------
Expenses (Note 2):
Management fees.............................................................................4,126
Directors' fees and expenses....................................................................5
                                                                                       ----------
                                                                                            4,131
                                                                                       ----------

Net investment loss.......................................................................(2,943)
                                                                                       ----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)

Net realized loss on investments                                                         (19,307)
Change in net unrealized appreciation on investments....................................(202,854)
                                                                                       ----------

Net realized and unrealized loss
on investments..........................................................................(222,161)
                                                                                       ----------

Net Decrease in Net Assets
Resulting from Operations..............................................................$(225,104)
                                                                                       ==========

See Notes to Financial Statements


Semiannual Report                                   Statement of Operations   11


                                        STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
AND YEAR ENDED OCTOBER 31, 1996

Increase (Decrease) in Net Assets                                                  1997               1996

OPERATIONS                                                                            ($ in Thousands)

Net investment loss............................................................$  (2,943)         $ (5,739)
Net realized gain (loss) on investments..........................................(19,307)           25,992
Change in net unrealized appreciation on investments............................(202,854)           51,469
                                                                               ---------         ---------
Net increase (decrease) in net assets resulting from operations.................(225,104)           71,722
                                                                               ---------         ---------


DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions...............................(27,036)          (48,106)
                                                                               ---------         ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.........................................................89,942           242,811
Proceeds from reinvestment of distributions.......................................27,030            48,106
Payments for shares redeemed......................................................(7,761)           (9,895)
                                                                               ---------         ---------

Net increase in net assets from capital share transactions.......................109,211           281,022
                                                                               ---------         ---------

Net increase (decrease) in net assets...........................................(142,929)          304,638

NET ASSETS
Beginning of period..............................................................865,750           561,112
                                                                               ---------         ---------
End of period...................................................................$722,821          $865,750
                                                                               =========         =========
Undistributed net investment loss...............................................$ (2,943)          $    --
                                                                               =========         =========

TRANSACTIONS IN SHARES OF THE FUND (In Thousands)
Sold ..............................................................................3,892            10,014
Issued in reinvestment of distributions............................................1,126             2,075
Redeemed............................................................................(332)             (413)
                                                                               ---------         ---------
Net increase.......................................................................4,686            11,676
                                                                               =========         =========

See Notes to Financial Statements


12   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Giftrust (the Fund) is one of the seventeen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1%.


Semiannual Report                             Notes to Financial Statements   13


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

Purchases and sales of common stock for the six months ended April 30, 1997, were $597,118,643 and $525,374,280, respectively. As of April 30, 1997, accumulated net unrealized depreciation on investments, based on the aggregate cost of investments of $734,820,046 for federal income tax purposes, was $6,869,732, consisting of unrealized appreciation of $65,325,391 and unrealized depreciation of $72,195,123.

--------------------------------------------------------------------------------
4. AFFILIATED COMPANY TRANSACTIONS

A summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997, follows:

                                       Share                        Realized                          April 30, 1997
                                      Balance       Purchase          Sales          Gain            Share          Market
                                    10/31/1996        Cost            Cost          (Loss)          Balance          Value
-----------------------------------------------------------------------------------------------------------------------------
ISSUER(1)                                                                  ($ in Thousands)
-----------------------------------------------------------------------------------------------------------------------------
ACT Networks, Inc.                        --         $11,990        $11,990    $  (6,184)               --
DONCASTERS plc ADR                        --           9,545             --             --         500,000        $11,250
HCIA--                                23,487          11,106        (2,459)        460,000           9,574
NBTY, Inc.                                --          17,002          8,254          (260)         600,000         11,287
PAREXEL International Corp.               --          15,802             --             --      800,000(2)         22,450
RadiSys Corp.                        541,000          23,889         13,101        (5,084)         300,000          8,794
Teledata Communications                   --          12,999             --             --         600,000         13,312
                                                    --------       --------      ---------                       --------
                                                    $114,714        $44,451      $(13,987)                        $76,667
                                                    ========       ========      =========                       ========

(1)  None of the securities produced income during the period.
(2) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

--------------------------------------------------------------------------------
5. CORPORATE EVENTS

The following name changes became effective January 1, 1997:

                           NEW NAMES                                             FORMER NAMES
Fund's Issuer:             American Century Mutual Funds, Inc.                   Twentieth Century Investors, Inc.
Fund:                      American Century - Twentieth Century Giftrust         Giftrust Investors
Parent Company:            American Century Companies, Inc.                      Twentieth Century Companies, Inc.
Distributor:               American Century Investment Services, Inc.            Twentieth Century Securities, Inc.
Transfer Agent:            American Century Services Corporation                 Twentieth Century Services, Inc.

14   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                               1997(1)         1996            1995           1994          1993             1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period...........................$25.79         $25.63          $20.50         $19.23         $13.57          $12.94
                                            ---------     ---------       ---------      ---------       ---------      ---------

Income From Investment Operations

     Net Investment Loss.......................(0.08)(2)      (0.20)(2)       (0.16)(2)      (0.10)         (0.09)          (0.08)

     Net Realized and Unrealized Gain
     (Loss) on Investment Transactions.........(6.04)          2.46            6.37           3.28           7.18            1.41
                                            ---------     ---------       ---------      ---------       ---------      ---------

     Total From
     Investment Operations.....................(6.12)          2.26            6.21           3.18           7.09            1.33
                                            ---------     ---------       ---------      ---------       ---------      ---------

Distributions

     From Net Realized Gains on
     Investment Transactions...................(0.78)         (2.10)          (1.08)         (1.91)         (1.42)          (0.70)

     Distributions in Excess
     of Net Realized Gains......................--            --              --             --             (0.01)          --
                                            ---------     ---------       ---------      ---------       ---------      ---------

     Total Distributions.......................(0.78)         (2.10)          (1.08)         (1.91)         (1.43)          (0.70)
                                            ---------     ---------       ---------      ---------       ---------      ---------

Net Asset Value, End of Period................$18.89         $25.79          $25.63         $20.50         $19.23          $13.57
                                            =========     =========       =========      =========       =========      =========

     Total Return(3)..........................(24.36)%         9.72%          32.52%         18.75%         55.84%          10.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets........................1.00%(4)         0.98%           0.98%          1.00%           1.00%          1.00%

Ratio of Net Investment Loss
to Average Net Assets.......................(0.71)(4)       (0.80)%         (0.70)%        (0.70)%         (0.70)%        (0.70)%

Portfolio Turnover Rate...........................68%          121%            105%           115%            143%           134%

Average Commission Paid per
Investment Security Traded....................$0.0263       $0.0230         $0.0260          --(5)           --(5)          --(5)

Net Assets, End
of Period (in millions)..........................$723          $866            $561           $266            $154            $78

(1)  Six months ended April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


Seminnual Report                                       Financial Highlights   15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

The Twentieth Century Group offers nine equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In  addition to these  principles,  each fund has its own  investment  policies.
TWENTIETH CENTURY GIFTRUST generally invests in the securities of small companies with accelerating growth. Shares of Giftrust can be given only as a gift, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Giftrust is a volatile investment with high long-term growth potential.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 is a capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

The NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded "over the counter" on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller capitalization and growth-oriented U.S. stocks.

The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies, based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.


                          FUND MANAGEMENT TEAM LEADERS
                          Portfolio Manager Glenn Fogle
                          Portfolio Manager John Seitzer


16   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES--the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

o  BLUE-CHIP  STOCKS--stocks  of the  most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


Semiannual Report                                                  Glossary   17


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.


Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9706           [recycled logo]
SH-BKT-8633       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 APRIL 30, 1997

                                   TWENTIETH
                                    CENTURY
                                     GROUP

                                     Select
                                    Heritage
                                     Growth

[front cover]


                               TABLE OF CONTENTS

Report Highlights..........................................................    1
Our Message to You.........................................................    2
Period Overview............................................................    3
Select
     Performance & Portfolio Information...................................    4
     Management Q & A......................................................    5
     Schedule of Investments...............................................    8
     Financial Highlights..................................................   32
Heritage
     Performance & Portfolio Information...................................   11
     Management Q & A......................................................   12
     Schedule of Investments...............................................   15
     Financial Highlights..................................................   33
Growth
     Performance & Portfolio Information...................................   18
     Management Q & A......................................................   19
     Schedule of Investments...............................................   22
     Financial Highlights..................................................   34
Statements of Assets and Liabilities.......................................   25
Statements of Operations...................................................   26
Statements of Changes in Net Assets........................................   27
Notes to Financial Statements..............................................   28
Share Class and Retirement
  Account Information......................................................   35
Background Information
     Investment Philosophy and Policies....................................   36
     Comparative Indices...................................................   36
     Fund Management Team Leaders..........................................   36
Glossary...................................................................   37

     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                      American Century Investments--Family of Funds

     Benham Group           American Century Group       Twentieth Century Group

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS                GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
                                                                 Select
                                                                Heritage
                                                                 Growth

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                               REPORT HIGHLIGHTS

PERIOD OVERVIEW

o The U.S. stock market produced widely divergent returns over the period. The S&P 500's 14.74% six-month total return continued a three-year trend of unusually strong performance by large-cap stocks. By contrast, the S&P MidCap 400 posted a 6.88% return.

o Factors that were in the S&P 500's favor included: equity investors seeking stability and liquidity; strong economic growth with low inflation; and the success of index funds.

SELECT

o A new portfolio manager, Jean Ledford, and two new investment analysts were added to the fund management team.

o The fund performed well for the six months ended April 30, 1997, with a return of 10.96%. That was not enough to catch its benchmark, the S&P 500, which posted a 14.74% total return. Select's returns have matched the S&P 500 so far this calendar year but they lagged the index in late 1996, when profit taking and the market's move to more defensive stocks hurt some of Select's technology holdings.

o The fund's investments in defensive stocks increased during the period as the market cycle matured. Because many pharmaceutical stocks met the fund's criteria for a high level of sustainable growth, holdings of these stocks increased.

HERITAGE

o The fund posted a 4.80% return for the six months ended April 30, 1997, compared to a return of 6.88% for the S&P MidCap 400. The fund surpassed most of its peers due mainly to its investment style, which is more conservative than many mid-cap growth funds.

o Fund performance benefited from holdings in several industries that are consolidating. Returns were dampened by the market's tepid response during the period to fast growing, medium-capitalization companies.

o Fund managers decreased holdings in the business services sector and increased holdings in computer software and services during the period.

GROWTH

o Growth's total return for the six months ended April 30, 1997, was 5.13%. This compared to a return of 14.74% for the S&P 500. The fund has nearly matched the S&P 500 for the calendar year-to-date, due to a strong rebound in technology stocks.

o Fund managers increased holdings in pharmaceutical companies during the period to take advantage of a new cycle of product introductions. Holdings in computer networking stocks were trimmed as these companies' earnings growth slowed.

                SELECT
           INVESTOR CLASS(1)

Total Returns:         AS OF 4/30/97
   6 Months                   10.96%(2)
   1 Year                     20.54%

Net Assets:             $4.2 billion
   (AS of 4/30/97)

Inception Date:             10/31/58

Ticker Symbol:                 TWCIX


               HERITAGE

Total Returns:         AS OF 4/30/97
   6 Months                    4.80%(2)
   1 Year                      6.01%

Net Assets:             $1.1 billion
   (AS of 4/30/97)

Inception Date:             11/10/87

Ticker Symbol:                 TWHIX


                GROWTH

Total Returns:         AS OF 4/30/97
   6 Months                    5.13%(2)
   1 Year                     13.30%

Net Assets:             $4.4 billion
   (AS of 4/30/97)

Inception Date:             10/31/58

Ticker Symbol:                 TWCGX

(1)  See Share Classes, page 35.
(2)  Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 37.

Semiannual Report                                       Report Highlights      1


                               OUR MESSAGE TO YOU

         [photograph of James E. Stowers, Jr. and James E. Stowers III]

     April 30, 1997, marked the end of an eventful period for the company and the Twentieth Century growth funds. We entered 1997 with a new identity -- AMERICAN CENTURY INVESTMENTS. American Century encompasses the skills, talent and resources brought together when Twentieth Century Mutual Funds and The Benham Group merged during 1995 and 1996.

     Changing the company's name after being known as Twentieth Century Mutual Funds for almost 40 years was a significant step. Although our core investment disciplines remain unchanged, the combination of Twentieth Century and Benham allows us to bring you a full menu of nearly 70 funds. Our offerings range from conservative money market funds carrying the Benham name to the nine equity growth funds that still carry the Twentieth Century name and employ our hallmark growth-oriented investment approach.

     The six-month period ended April 30, 1997, was challenging for funds that did not invest in the largest, most familiar names in the S&P 500. As investors sought size, stability and liquidity, the S&P 500 and funds that mirror the index outperformed growth funds investing in smaller companies and emerging industries. This explains why Select, the most conservative of our three growth funds, performed best during the period. Heritage, which invests in the mid-cap market, performed in line with small- and mid-cap stocks while Growth, which seeks out the fastest growing companies in the large-cap universe, trailed its benchmark.

     This environment highlights the importance of diversifying your portfolio. At any one time, one segment of the market will lead all others and money will follow that performance. No one can predict how long the market will favor large, established stocks. That is why it is important to maintain exposure to different-sized stocks and different investment styles.

     We also encourage investors to not focus on short-term performance. Over the long term, a growth strategy can provide the kind of significant capital growth that builds wealth. However, investors need patience to weather the market's cycles and realize the strategy's potential benefits.

     We have  steadily  refined the growth  discipline  pioneered  at  Twentieth
Century over the past 25 years, enabling our teams to identify and invest in businesses that are among the fastest growing in the world. We are confident that our approach will continue to reward patient investors who stay the course.

     A large part of helping investors remain patient and confident in their funds is providing the best possible information regularly in a helpful format. Based on investors' feedback, we have redesigned our shareholder reports to include new features such as a one-page report summary, a glossary, more charts and graphs, and expanded Management Q&A and background information sections. This report displays the new format.

     We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        President and Chief Executive Officer

2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

WIDELY DIVERGENT RETURNS

     The six-month period ended April 30, 1997, produced widely divergent returns for U.S. stock investors. In general, the shares of large companies (large-cap stocks), particularly relatively stable, industry-leading firms in the S&P 500, significantly outperformed the shares of faster-growing, smaller companies (mid- and small-cap stocks). Value stocks (shares of companies that are lower priced) generally outperformed growth stocks (those of companies demonstrating above-average earnings growth) as investors placed a higher premium on earnings stability than on earnings growth.

STRONG RETURNS FOR THE S&P 500

     The S&P 500 typically represents the large-cap sector of the U.S. stock market. Many investors also use the index as a proxy for the U.S. market as a whole. The sustained advance of the S&P 500 was one of the key success stories of the period. The index posted a 14.74% total return during the six months, continuing a three-year trend of unusually strong results. Factors that supported the S&P 500's performance included:

     o Investors seeking predictable earnings and liquidity because they feared rising interest rates and an economic slowdown. The shares of large, well-known firms such as Johnson & Johnson and Microsoft rallied appreciably.

     o Favorable economic conditions (robust growth and low inflation) and particularly strong earnings growth for large-cap companies.

     o The popularity and success of S&P 500 index funds. With more investor dollars chasing stocks in the S&P 500, the prices of those shares rose much faster than the prices of mid- and small-cap stocks.

LOWER RETURNS
FOR AGGRESSIVE
GROWTH STOCKS

     Many analysts use the S&P MidCap 400 Index and the Russell 2000 Index to represent mid- and small-cap stocks, respectively. As shown in the accompanying graph, the S&P 500 significantly outperformed the smaller-cap indices.

     While the S&P 500 and its component companies were considered a relatively safe haven during the period, many investors viewed high growth companies of all sizes as too volatile and unpredictable. As a result, the market priced these stocks more conservatively, weighting current earnings more heavily than projected future earnings. Investors also became less willing to pay a premium for fast-growing technology and healthcare shares.

     The resulting price declines were generally based more on market perception than on actual fundamental indicators such as earnings and revenue. Many companies experienced lower share prices despite continuing to show strong operating results. Defensive-minded analysts questioned whether the earnings and revenue projections of mid- and small-cap companies would be realized, and investors refused to pay the higher prices these shares have been awarded in the past.

[line graph - data below]

U.S. STOCK MARKET PERFORMANCE (Growth of $1.00)
For the six months ended April 30, 1997

Value on 4/30/97

S&P 500
$1.15

S&P MidCap 400
$1.07

Russell 2000
$1.02

DATE           S&P 500        S&P 400      RUSSELL 2000

10/31/96       $1.00           $1.00          $1.00
11/30/96       $1.07           $1.06          $1.04
12/31/96       $1.06           $1.06          $1.07
1/31/97        $1.12           $1.10          $1.09
2/28/97        $1.13           $1.09          $1.06
3/31/97        $1.08           $1.04          $1.01
4/30/97        $1.15           $1.07          $1.02

S&P 500......................................14.74%
S&P MidCap 400................................6.88%
Russell 2000..................................1.61%

Source: Lipper Analytical Services, Inc.

Semiannual Report                                         Period Overview      3

                                     SELECT

TOTAL RETURNS AS OF APRIL 30, 1997

                                               AVERAGE ANNUAL RETURNS

                     6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS   LIFE OF FUND

INVESTOR CLASS (inception 6/30/71)(1)

   SELECT.........    10.96%     20.54%     15.67%     11.35%     10.40%       16.71%

   S&P 500........    14.74%     25.10%     24.08%     17.07%     14.10%       12.62%

INSTITUTIONAL CLASS (inception 3/14/97)

   SELECT..................................................................     2.50%

   S&P 500.................................................................     1.50%

(1) This inception date corresponds with the management company's implementation of its current investment philosophy and practices.

See pages 35-37 for more information about share classes, the S&P 500 and returns.


[line graph - data below]

GROWTH OF $10,000 OVER 20 YEARS (Investor Class)

$10,000 investment made 4/30/97

Value on 4/30/97:

Select
$331,138

S & P 500
$176,417

DATE                 SELECT          S & P 500

4/30/77             $10,000          $10,000
4/30/78             $14,419          $10,342
4/30/79             $18,552          $11,452
4/30/80            $24,081           $12,633
4/30/81             $40,330          $16,579
4/30/82             $36,357          $15,366
4/30/83             $66,469          $22,888
4/30/84            $59,917           $23,268
4/30/85             $68,432          $27,370
4/30/86             $98,208          $37,274
4/30/87            $123,166          $47,165
4/30/88            $110,594          $44,128
4/30/89            $129,971          $54,179
4/30/90            $150,658          $59,836
4/30/91            $174,929          $70,344
4/30/92            $193,445          $80,229
4/30/93            $205,839          $87,623
4/30/94            $213,900          $92,290
4/30/95            $229,150         $108,364
4/30/96            $274,717         $141,019
4/30/97            $331,138         $176,417

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above).

The line representing Select's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.

                             PORTFOLIO AT A GLANCE

                                              4/30/97              10/31/96

Number of Companies                             89                    77
Median Price/Earnings Ratio                    24.6                  24.6
Portfolio Turnover                            57%(1)                105%(2)
Expense Ratio (for Investor Class)           1.00%(3)                1.00%

(1)  Six months ended 4/30/97.
(2)  Year ended 10/31/96.
(3)  Annualized.

4    Select                                  American Century Investments


                                     SELECT

MANAGEMENT Q & A

     An interview with Jean Ledford and Chuck Duboc, portfolio managers on the Select management team. Jean joined the Select team in January. She brings 17 years of investment management experience, most recently as lead manager on a $5 billion large-cap portfolio in the Wisconsin state pension plan.

HOW DID SELECT PERFORM?

     Select's total return for the six months ended April 30, 1997 was 10.96%, a favorable return for the period in absolute terms. However, in comparative terms, the fund underperformed its benchmark, the S&P 500, which posted a 14.74% total return. Select's returns have matched the S&P 500 so far this calendar year but they lagged the index in late 1996. (For a more extensive discussion of the market environment, see the Period Overview on page 3.)

WHAT HAPPENED IN LATE 1996?

     The last two months of the year were marked by profit taking, as many investors sold stocks with strong 1996 performance and retreated to a more defensive position. Stocks that are perceived to be sensitive to changing economic conditions were sold in favor of those considered to have more immunity to an economic slowdown. Among Select's holdings, several technology issues, such as Cascade Communications and Premisys Communications, declined in price as investors' perceptions turned more negative. Other holdings affected by the sell-off were consumer giants Wal-Mart Stores and Nike Inc.

     The fund was also underweighted relative to the S&P 500 in financial stocks, which enjoyed strong performance during the period. We were underweighted in this sector because we expected the Federal Reserve to raise interest rates earlier and higher than it did. Such a move would have negatively affected earnings at banks and insurance companies.

[bar graph - data below]

SELECT'S ONE-YEAR RETURNS OVER 10 YEARS (1) (Periods ended April 30)

DATE         SELECT(1)      S & P 500

4/88         -10.21%          -6.44%
4/89          17.52%          22.78%
4/90          15.92%          10.44%
4/91          16.11%          17.56%
4/92          10.58%          14.05%
4/93           6.41%           9.22%
4/94           3.92%           5.33%
4/95           7.13%          17.42%
4/96          19.89%          30.13%
4/97          20.54%          25.10%

This chart illustrates the fund's returns over the past 10 years and compares them with the S&P 500's returns. The fund's total returns include operating expenses, while the S&P 500's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results.

(1) Investor Class.

Semiannual Report                                                  Select      5


                                     SELECT

WHAT STOCKS ADDED MOST TO RETURNS DURING THE PERIOD?

     The fund's top performers were Microsoft Corp. and Intel Corp., which dominate their industries and have become popular with many mutual fund managers. We also achieved significant gains by taking large positions in stocks that are not as widely held. Warner-Lambert Co. and Tyco International are two examples.

     Warner-Lambert, a pharmaceutical and consumer health company, won regulatory approval for two new drugs during the period. These drugs, which combat problems associated with diabetes and high cholesterol, collectively have a market potential of more than $1 billion in sales. The profit margins for these new products are much higher than those of the over-the-counter health and beauty aids that sustained the company during the new products' research and development phase. Anticipation of higher earnings from the new drugs boosted the stock price during the period.

     Tyco has been one of the fund's largest holdings for several years. The company is a diversified manufacturer that leads the world in fire protection systems. It also makes disposable medical products and underwater communications and power cables. Tyco's profit margins have been rising and its growth rate accelerating for successive quarters. The stock appreciated during the period as it announced multiple positive earnings surprises and several sizable acquisitions. Tyco typifies the kind of investments we seek; it benefits from being a global leader in its industry and its growing market share continues to boost earnings.

WHICH STOCKS LOWERED THE FUND'S RETURNS?

     The shares of Cascade Communications, a computer services firm, were punished by the market as its sales slowed. Another disappointment was in oil drilling stocks, where Select's holdings included Reading and Bates Corp., Falcon Drilling and Diamond Offshore Drilling. The stocks began the period strongly but corrected early this year as oil and gas prices fell. Many investors feared oil companies would cut back on exploration budgets and rent fewer rigs from these contract drilling firms. However, demand for offshore drilling rigs remains strong and day rates continue to increase. These trends should continue as long as commodity prices are reasonably stable.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

     We moved more of the fund's investments into defensive stocks because we are well into the market cycle. As always, we continue to look for accelerating growth and a high level of growth rates. But we are also increasing the emphasis on the sustainability of earnings growth. Because many pharmaceutical companies met these criteria, our holdings of these stocks climbed to

TOP TEN HOLDINGS                           % of fund investments

                                       As of             As of
                                       4/30/97          10/31/96

General Electric Co.                    3.7%              2.6%
Tyco International, Ltd.                3.3%              3.3%
Procter & Gamble Co. (The)              3.1%               --
Microsoft Corp.                         2.9%              2.1%
Coca-Cola Company (The)                 2.4%              1.1%
United Technologies Corp.               2.2%              2.2%
Intel Corp.                             2.2%              3.3%
Textron Inc.                            2.0%              1.7%
Lilly (Eli) & Co.                       2.0%              1.7%
Royal Dutch Petroleum Co.               1.9%               --


TOP FIVE INDUSTRIES                        % of fund investments

                                       As of             As of
                                       4/30/97          10/31/96

Pharmaceuticals                        13.7%              8.6%
Diversified Companies                  11.6%              6.6%
Energy (Production & Marketing)         7.8%              6.1%
Computer Software & Services            6.8%              9.5%
Energy (Services)                       5.5%              9.5%

6    Select                                         American Century Investments


                                     SELECT

nearly 15.0% of the portfolio compared with 8.6% six months earlier. Select also built positions in food, beverage and household products companies during the period.

ARE THERE OTHER CHANGES TO SELECT'S MANAGEMENT TEAM?

     Yes, we have added support from seasoned portfolio analysts. Rick Petran, who worked with Jean for 12 years as an investment analyst in Wisconsin, joined the team in February. And Richard Welsh joined the team last year, moving from our quantitative research team. Ken Crawford, who has worked on Select since mid-1995, remains on the team. These new resources have improved our ability to identify and invest in the most attractive large-cap growth stocks.

DO YOU BELIEVE THE LARGE-CAP MARKET IS OVERPRICED?

     While it is true that stock prices for large-cap issues have risen, so have earnings. Large-cap stocks have produced more positive earnings surprises than their smaller brethren in the marketplace and share prices reflect this phenomenon. We believe the trend of strong earnings will persist as these companies continue to reap the rewards of a decade of restructuring and increased concentration on their core businesses. Over time, we believe the fund will benefit not simply from investing in large-cap stocks, but from selecting the companies with continuing high growth rates.

Semiannual Report                                                  Select      7


                            SCHEDULE OF INVESTMENTS
                                     SELECT

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--5.5%
    373,000     AlliedSignal Inc.                                    $ 26,949
    250,000     Boeing Co.                                             24,656
    775,000     Textron Inc.                                           86,316
  1,250,000     United Technologies Corp.                              94,531
                                                                 ------------
                                                                      232,452
                                                                 ------------
BANKING--5.1%
  1,350,000     Bank of New York Co., Inc. (The)                       53,325
    455,000     BankAmerica Corp.                                      53,178
    300,000     Chase Manhattan Corp.                                  27,787
    315,000     Citicorp                                               35,477
  1,000,000     Northern Trust Corp.                                   44,563
                                                                 ------------
                                                                      214,330
                                                                 ------------
BROADCASTING & MEDIA--0.9%
    800,000     Time Warner Inc.                                       36,000
                                                                 ------------
CHEMICALS & RESINS--2.8%
    400,000     du Pont (E.I.) de Nemours & Co.                        42,450
  1,011,300     Monsanto Co.                                           43,233
  1,070,000     Sherwin-Williams Co.                                   32,368
                                                                 ------------
                                                                      118,051
                                                                 ------------
COMMUNICATIONS EQUIPMENT--2.5%
    650,000     Ericsson (L.M.) Telephone Co. ADR                      21,897
    700,200     Lucent Technologies, Inc.                              41,399
    735,000     Motorola Inc.                                          42,079
                                                                 ------------
                                                                      105,375
                                                                 ------------
COMPUTER PERIPHERALS--0.6%
    500,000     Cisco Systems Inc.(1)                                  25,906
                                                                 ------------
COMPUTER SOFTWARE & SERVICES--6.8%
    536,000     Automatic Data Processing, Inc.                        24,254
    950,000     BMC Software, Inc.(1)                                  41,028
    125,000     Computer Associates
                   International, Inc.                                  6,500
    315,000     Computer Sciences Corp.(1)                             19,687
    975,000     First Data Corp.                                       33,637
  1,000,000     Microsoft Corp.(1)                                    121,563
  1,000,000     Oracle Systems Corp.(1)                                39,812
                                                                 ------------
                                                                      286,481
                                                                 ------------

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

COMPUTER SYSTEMS--2.7%
    500,000     Compaq Computer Corp.(1)                             $ 42,687
    450,000     International Business
                   Machines Corp.                                      72,338
                                                                 ------------
                                                                      115,025
                                                                 ------------
CONSUMER PRODUCTS--5.1%
    400,000     Clorox Company                                         50,950
    400,000     Gillette Company                                       34,000
  1,050,000     Procter & Gamble Co. (The)                            132,038
                                                                 ------------
                                                                      216,988
                                                                 ------------
DIVERSIFIED COMPANIES--11.6%
  1,400,000     Corning Inc.                                           67,550
  1,400,000     General Electric Co.                                  155,225
    700,000     Honeywell Inc.                                         49,438
    500,000     Minnesota Mining &
                   Manufacturing Co.                                   43,500
  2,273,800     Tyco International Ltd.                               138,702
    200,000     Unilever N.V.                                          39,250
                                                                 ------------
                                                                      493,665
                                                                 ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.9%
    600,000     Intel Corp.                                            91,875
    800,000     Rockwell International Corp.                           53,200
    225,000     Texas Instruments Inc.                                 20,081
                                                                 ------------
                                                                      165,156
                                                                 ------------
ENERGY (PRODUCTION & MARKETING)--7.8%
    800,000     Apache Corp.                                           27,200
    300,000     British Petroleum Co. p.l.c. ADR                       41,287
    585,000     Coastal Corp. (The)                                    27,787
    900,000     Exxon Corp.                                            50,963
    843,900     Falcon Drilling Co. Inc(1)                             32,279
    450,000     Royal Dutch Petroleum Co.                              81,113
    550,000     Sonat Inc.                                             31,419
    180,000     Texaco Inc.                                            18,990
    250,000     Total-Cie Franc Des ORD                                20,764
                                                                 ------------
                                                                      331,802
                                                                 ------------

See Notes to Financial Statements

8    Select                                         American Century Investments


                            SCHEDULE OF INVESTMENTS
                                     SELECT

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

ENERGY (SERVICES)--5.5%
    950,000     BJ Services Co.(1)                                   $ 44,769
    900,000     Baker Hughes Inc.                                      31,050
    700,000     Diamond Offshore Drilling(1)                           45,062
    350,000     Halliburton Co.                                        24,719
  2,500,000     Reading & Bates Corp.(1)                               55,937
    250,000     Schlumberger Ltd.                                      27,688
     66,100     Western Atlas Inc.(1)                                   4,098
                                                                 ------------
                                                                      233,323
                                                                 ------------
FINANCIAL SERVICES--2.4%
    500,000     Federal Home Loan
                   Mortgage Corporation                                15,938
  1,250,000     Federal National
                   Mortgage Association                                51,406
    600,000     Travelers Group, Inc.                                  33,225
                                                                 ------------
                                                                      100,569
                                                                 ------------
FOOD & BEVERAGE--5.1%
    700,000     Anheuser-Busch Companies, Inc.                         30,012
  1,625,000     Coca-Cola Company (The)                               103,391
  1,600,000     PepsiCo, Inc.                                          55,800
    650,000     Sara Lee Corp.                                         27,300
                                                                 ------------
                                                                      216,503
                                                                 ------------
HEALTHCARE--1.7%
    475,000     Baxter International, Inc.                             22,741
    950,000     Cardinal Health, Inc.                                  50,587
                                                                 ------------
                                                                       73,328
                                                                 ------------
INSURANCE--2.3%
    500,000     Allstate Corp.                                         32,750
    510,000     American International Group, Inc.                     65,535
                                                                 ------------
                                                                       98,285
                                                                 ------------
LEISURE--3.0%
  1,300,000     Carnival Corp. Cl A                                    47,937
    865,000     Disney (Walt) Co.                                      70,930
    125,000     Eastman Kodak Co.                                      10,438
                                                                 ------------
                                                                      129,305
                                                                 ------------
MEDICAL EQUIPMENT & SUPPLIES--0.8%
    500,000     Medtronic, Inc.                                        34,625
                                                                 ------------

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

OFFICE EQUIPMENT--0.5%
    375,000     Xerox Corp.                                         $  23,062
                                                                 ------------
PAPER & FOREST PRODUCTS--2.4%
    429,700     Boise Cascade Corp.                                    14,288
    358,600     Bowater Inc.                                           15,509
    800,000     Kimberly-Clark Corp.                                   41,000
    296,300     Mead Corp. (The)                                       16,630
    325,000     Weyerhaeuser Co.                                       14,869
                                                                 ------------
                                                                      102,296
                                                                 ------------
PHARMACEUTICALS--13.7%
  1,025,000     Abbott Laboratories                                    62,525
  1,040,000     Bristol-Myers Squibb Co.                               68,120
  1,125,000     Johnson & Johnson                                      68,906
    975,000     Lilly (Eli) & Co.                                      85,678
    850,000     Merck & Co., Inc.                                      76,925
     32,000     Novartis ORD                                           42,246
    840,000     Pfizer, Inc.                                           80,640
    290,000     SmithKline Beecham plc ADR                             23,381
    725,000     Warner-Lambert Co.                                     71,050
                                                                 ------------
                                                                      579,471
                                                                 ------------
RESTAURANTS--0.8%
    650,000     McDonald's Corp.                                       34,856
                                                                 ------------
RETAIL (FOOD & DRUG)--1.1%
  1,000,000     Walgreen Co.                                           46,000
                                                                 ------------
RETAIL (GENERAL MERCHANDISE)--1.0%
  1,550,000     Wal-Mart Stores, Inc.                                  43,788
                                                                 ------------
RETAIL (SPECIALTY)--0.5%
    330,000     Home Depot, Inc.                                       19,140
                                                                 ------------
TOBACCO--1.6%
  1,775,000     Philip Morris Companies Inc.                           69,891
                                                                 ------------
TOTAL COMMON STOCKS--97.7%                                          4,145,673
                                                                 ------------
   (Cost $3,291,960)

See Notes to Financial Statements

Semiannual Report                                                  Select      9


                            SCHEDULE OF INVESTMENTS
                                     SELECT

APRIL 30, 1997 (UNAUDITED)

Principal Amount               ($ in Thousands)                         Value
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(2)

       $24,675 par value FNMA Discount Note,
           5.38%, 5/5/97                                            $  24,660

       $25,000 par value FNMA Discount Note,
           5.38%, 5/15/97                                              24,948

       Repurchase Agreement, Goldman Sachs
           & Co., Inc., (U.S. Treasury obligations),
           in a joint trading account at 5.29%,
           dated 4/30/97, due 5/1/97
           (Delivery value $48,707)                                    48,700
                                                                 ------------
TOTAL TEMPORARY
CASH INVESTMENTS--2.3%                                                 98,308
                                                                 ------------
   (Cost $98,308)

TOTAL INVESTMENT SECURITIES--100.0%                                $4,243,981
                                                                 ============
   (Cost $3,390,268)

FORWARD FOREIGN CURRENCY CONTRACTS

          Contracts            Settlement                         Unrealized
           to Sell                Dates            Value             Gain
   ----------------------   ----------------  --------------    --------------
      92,720,000  FRF            6/30/97          $15,976             $ 3
      48,256,000  CHF            6/30/97           33,023              87
                                              --------------    --------------
                                                  $48,999             $90
                                              ==============    ==============
(Value on Settlement Date $49,089)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FNMA = Federal National Mortgage Association
FRF = French Franc
ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) The rates for U.S. Government Agency discount notes are the yield to maturity at April 30, 1997.

See Notes to Financial Statements

10   Select                                         American Century Investments

                                    HERITAGE


TOTAL RETURNS AS OF APRIL 30, 1997

                                                 AVERAGE ANNUAL RETURNS

                                6 MONTHS    1 YEAR     3 YEARS    5 YEARS  LIFE OF FUND(1)

   HERITAGE..................     4.80%      6.01%     11.95%     12.96%       15.27%
   S&P MidCap 400............     6.88%     10.13%     16.21%     14.56%       18.32%   (2)

(1)  Inception was November 10, 1987.

(2) For the period from 11/30/87 (the date nearest the fund's inception for which data are available) to 4/30/97.

See pages 36 and 37 for more information about the comparative indices and returns.


[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 4/30/97:

S&P MidCap 400
$48,757

S&P 500
$46,169

Heritage
$38,860

DATE                HERITAGE         S & P 500         S & P 400

11/30/87            $10,000          $10,000           $10,000
4/30/88             $12,095          $11,548           $12,238
4/30/89             $14,857          $14,179           $15,036
4/30/90             $16,201          $15,659           $16,434
4/30/91             $18,314          $18,409           $20,584
4/30/92             $21,128          $20,996           $24,709
4/30/93             $24,470          $22,931           $28,292
4/30/94             $27,685          $24,152           $31,067
4/30/95             $29,318          $28,359           $34,108
4/30/96             $36,657          $36,905           $44,257
4/30/97             $38,860          $46,169           $48,757

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing Heritage's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

PORTFOLIO AT A GLANCE

                                              4/30/97              10/31/96

Number of Companies                             92                    92
Median Price/Earnings Ratio                    20.3                  21.4
Portfolio Turnover                            27%(1)                122%(2)
Expense Ratio                                1.00%(3)                0.99%

(1)  Six months ended 4/30/97.
(2)  Year ended 10/31/96.
(3)  Annualized.

Semiannual Report                                                Heritage     11


                                    HERITAGE

MANAGEMENT Q & A

     An interview with Nancy Prial and Kevin Lewis, portfolio managers on the Heritage management team.

HOW DID HERITAGE PERFORM?

     Heritage posted a 4.80% total return for the six months ended April 30, 1997, compared to a return of 6.88% for the S&P MidCap 400, an index that is used as a proxy for the performance of stocks in the medium capitalization market.

WHY WERE RETURNS FOR THE FUND LOWER THAN THOSE OF ITS BENCHMARK?

     Company size was a big factor in determining stock performance during the period, with investor dollars chasing the largest stocks in the market. On average, the companies in Heritage's portfolio are smaller than those in its benchmark, which largely explains its lower return. Also, some of the fund's higher-growth stocks declined in price in November and December as investors sought liquidity. These stocks, which include Eagle Hardware & Garden and Norrell Corp., rebounded strongly in May when they reported strong earnings, helping to move the fund ahead of the S&P 400 year to date (as of May 31, 1997).

HOW DID THE FUND'S RETURNS FOR THE PERIOD COMPARE TO THOSE OF ITS PEER GROUP?

     The fund was far ahead of its peers. The average mid-cap growth fund returned -3.11% for the period, according to Lipper Analytical Services. Within the universe of mid-cap growth stock funds, Heritage is relatively conservative. We manage the fund so that it is well diversified across industry sectors; we purchase stocks before their prices reflect the acceleration in earnings we see arising from improving company fundamentals; and we invest most of the portfolio in companies that pay dividends. This


[bar graph - data below]

HERITAGE'S ONE-YEAR RETURNS OVER 10 YEARS (Periods ended April 30)

DATE         HERITAGE      S & P MidCap 400

4/88          20.95% (1)      22.38%(1)
4/89          22.84%          22.86%
4/90           9.04%           9.30%
4/91          13.05%          25.25%
4/92          15.36%          20.04%
4/93          15.82%          14.50%
4/94          13.14%           9.81%
4/95           5.90%           9.79%
4/96          25.04%          29.81%
4/97           6.01%          10.13%

This chart illustrates the fund's returns since its inception and compares them with the index's returns. Heritage's total returns include operating expenses, while the S&P MidCap 400's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results.

(1) Returns from 11/30/87, the date nearest to the fund's inception date for which data is available, to 4/30/88.

12   Heritage                                       American Century Investments


                                    HERITAGE

combination of factors positioned the fund to benefit from equity investors' more conservative behavior in the face of potentially higher interest rates.

WHAT STOCKS ADDED MOST TO RETURNS DURING THE PERIOD?

     The fund successfully invested in companies that led the way in consolidating their industries. Life insurance, banking and oil companies are some of the areas where the fund has benefited from this trend. All three have been going through a period of acquisitions that have reduced competition and capacity. The acquirers gain economies of scale, improved profit margins and expanded growth rates from their successfully merged businesses.

     Two insurance companies, Conseco Inc. and SunAmerica Inc., were among the fund's top performers. Both benefited from improved product sales and consolidation. Earnings per share also were boosted by stock buy-back programs, which reduce the number of shares in circulation. In addition, with strong cash flows, they have been raising their dividends.

     Washington Mutual Savings Bank in Seattle saw its stock price rise as it successfully expanded into California through acquisitions. The company has strong management and has benefited from improved economic conditions in Washington and California.

     Another top performer in the fund, Tosco Corp., is one of the largest independent oil refining companies in the U.S. It also has acquired competitors in an industry that has suffered from overcapacity for several years. We believe that industry leaders like Tosco will be able to improve profitability going forward because profit margins are still significantly below previous highs.

WHICH STOCKS NEGATIVELY AFFECTED THE FUND'S PERFORMANCE?

     Fila Holding SPA, an Italian retailer specializing in sports clothing, sustained the largest price decline of any stock in the portfolio. The company grew at above average rates in 1996 due to an expansion in athletic footwear stores and sales of Olympics-related merchandise. As the company's growth rate returned to a more normal level this year, the stock price fell disproportionately to its lessened growth rate.

     Many of the companies the fund invests in performed spectacularly on a fundamental basis yet their stocks were punished by a market focused on large-cap stocks. One example is Technology Solutions, which writes software to help companies automate call centers, develops custom software packages for clients and designs systems that measure productivity and track incoming and outgoing calls. The company's earnings grew 44% for the year ended Feb. 28, meeting all analyst estimates, and it is a leader in its industry. Yet the price investors were

TOP TEN HOLDINGS                           % of fund investments

                                       As of             As of
                                       4/30/97          10/31/96

Conseco Inc.                            4.3%              3.2%
Nokia Corp. Cl A ADR                    2.9%              1.9%
Perkin-Elmer Corp.                      2.6%              2.4%
SunAmerica, Inc.                        2.6%              2.2%
Washington Mutual, Inc.                 2.5%              1.9%
Tosco Corp.                             2.5%              1.6%
Reynolds & Reynolds Co.                 2.0%              2.8%
DEKALB Genetics Corp.                   2.0%              1.4%
BMC Industries, Inc.                    1.9%              1.8%
State Street Boston Corp.               1.8%              2.0%

TOP FIVE INDUSTRIES                        % of fund investments

                                       As of             As of
                                      4/30//97          10/31/96

Computer Software & Services            9.3%              7.2%
Energy (Production & Marketing)         8.6%              5.4%
Insurance                               8.6%              5.4%
Communications Equipment                7.5%              9.6%
Electrical & Electronic
  Components                            6.4%              2.7%

Semiannual Report                                                Heritage     13


HERITAGE

willing to pay dropped as they favored larger companies with slower growth rates. Technology Solutions remains a significant holding because it has strong fundamentals and accelerating growth.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

     We reduced our investments in business services from 8.00% of the fund's holdings at the beginning of the period to 4.90% at the end. Some of the business services companies that were long-time holdings in the fund had become richly valued by the market, even as the rate of earnings acceleration had slowed. We sold these companies and replaced them with other holdings with greater upside potential. An example of a stock we sold is Paychex, which we bought at $10 in mid 1994 and sold for between $29 and $37 during the period.

     The fund's shift out of business services is representative of the continuous evaluation process our team practices. We decide which companies have matured in their earnings acceleration cycle and which are at the beginning of that trend. This process forces us to choose what we believe to be the best names within a sector and sell others to make room for stocks with stronger growth potential.

     On the buy side, we increased our investment in computer software and services companies to 9.35% at the end of the period from 7.20% at the beginning. Within this sector, we own mostly computer services firms because, as corporate spending on technology continues to rise, the demand for computer service and outsourcing companies is steadily increasing. One such holding is Getronics, a Dutch firm that European companies have turned to for help with converting to a common European currency and with getting computer systems to recognize the year 2000. We were able to buy this company's stock at favorable prices because European investors were less willing than investors in U.S. markets to put a high value on growth stocks. The stock appreciated partly because of earnings growth and partly because other investors recognized the underlying strength of the business.

WHAT IS YOUR OUTLOOK FOR THE FUND?

     The market uncertainty that existed during the period is actually quite good for Heritage and could help the fund going forward. The fund's appreciation comes from buying the stocks of companies that are growing more quickly than is reflected in the current stock price. As investors flock to the names of the largest stocks in the S&P 500, we are able to buy the stocks of higher growth companies at relatively lower prices.

HERITAGE INVESTORS HAVE BEEN ASKED TO APPROVE A DECREASE IN THE PROPORTION OF DIVIDEND-PAYING COMPANIES TO 60%. HOW WILL THAT AFFECT THE FUND?

     If approved, the change will increase the available universe of companies we can invest in that show the attractive growth characteristics we seek. The change should not, however, materially increase the fund's volatility because of several factors that shape our investment decisions. We focus on stocks that are less volatile and less widely followed than the shares favored by many of our growth fund peers. We also focus on the valuations applied to the growth stocks we buy. We seek to buy stocks when they are selling at a discount to their long-term growth rate. These factors, combined with the dividend policy, decrease volatility for our investors while optimizing long-term returns. (Shareholders of record as of May 16, 1997, are eligible to vote and should have received a proxy statement in the mail. Please read the statement carefully before voting.)

14   Heritage                                       American Century Investments


                            SCHEDULE OF INVESTMENTS
                                    HERITAGE

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--3.0%
    325,000     AAR CORP.                                             $ 9,669
    375,000     BE Aerospace, Inc.(1)                                   9,164
    240,000     Precision Castparts Corp.                              12,840
                                                                 ------------
                                                                       31,673
                                                                 ------------
BANKING--4.8%
    250,000     Ahmanson (H.F.) & Co.                                   9,531
    365,000     North Fork Bancorporation, Inc.                        14,463
    540,000     Washington Mutual, Inc.                                26,595
                                                                 ------------
                                                                       50,589
                                                                 ------------
BIOTECHNOLOGY--0.6%
    100,000     Agouron Pharmaceuticals, Inc.(1)                        6,406
                                                                 ------------
BUILDING & HOME IMPROVEMENTS--2.3%
    930,000     Apogee Enterprises, Inc.                               13,892
    479,100     Interface, Inc.                                        10,630
                                                                 ------------
                                                                       24,522
                                                                 ------------
BUSINESS SERVICES & SUPPLIES--4.9%
    200,000     National Computer Systems, Inc.                         5,012
    570,000     Norrell Corp.                                          15,034
     80,000     Paychex, Inc.                                           3,745
  1,025,000     Reynolds & Reynolds Co.                                21,269
    690,000     SITEL Corp.(1)                                          6,814
                                                                 ------------
                                                                       51,874
                                                                 ------------
COMMUNICATIONS EQUIPMENT--7.5%
    480,000     ADC Telecommunications, Inc.(1)                        12,540
    400,000     Newbridge Networks Corp.(1)                            12,700
    480,000     Nokia Corp. Cl A ADR                                   31,020
    290,000     Sensormatic Electronics Corp.                           4,350
    375,000     Tellabs, Inc.(1)                                       14,930
    455,500     Wireless Telecom Group                                  4,384
                                                                 ------------
                                                                       79,924
                                                                 ------------
COMMUNICATIONS SERVICES--0.9%
    170,000     Cincinnati Bell Inc.                                    9,520
                                                                 ------------

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

COMPUTER PERIPHERALS--5.3%
    700,000     BMC Industries, Inc.                                 $ 20,300
    580,000     Inacom Corp.(1)(2)                                     12,724
    300,000     SCI Systems, Inc.(1)                                   18,525
    260,000     Zero Corp.                                              5,070
                                                                 ------------
                                                                       56,619
                                                                 ------------
COMPUTER SOFTWARE & SERVICES--9.3%
    295,000     Adobe Systems Inc.                                     11,505
    515,000     BDM International Inc.(1)                              12,167
    250,000     Cap Gemini ORD                                          8,173
    275,000     Comdisco, Inc.                                          8,731
    460,000     Getronics Geveke N.V. ORD                              13,950
    335,000     HBO & Co.                                              17,902
    400,000     Henry (Jack) & Associates, Inc.                         7,750
    550,000     Spectrum HoloByte, Inc.(1)                              3,334
    605,000     Technology Solutions Co.(1)                            16,108
                                                                 ------------
                                                                       99,620
                                                                 ------------
CONSUMER PRODUCTS--3.5%
     80,000     Adidas AG ORD                                           8,350
    299,300     Fila Holding S.p.A. ADR                                12,945
    625,000     Herbalife International, Inc.                          10,273
    400,000     Stride Rite Corp. (The)                                 5,500
                                                                 ------------
                                                                       37,068
                                                                 ------------
CONTROL & MEASUREMENT--3.8%
    380,000     Perkin-Elmer Corp.                                     27,597
    230,000     Tektronix, Inc.                                        12,449
                                                                 ------------
                                                                       40,046
                                                                 ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--6.4%
    325,000     AVX Technology                                          7,272
    175,000     Charter Power System, Inc.                              4,988
    195,000     Cohu, Inc.                                              4,887
    100,000     Dallas Semiconductor Corp.                              3,650
    248,979     LSI Logic Corp.(1)                                      9,523
    170,000     Micron Technology, Inc.                                 5,993
    750,000     Oak Technology, Inc.(1)                                 6,023
    425,000     Pioneer Standard Electronics, Inc.                      5,153
    120,000     Raychem Corp.                                           7,740
    160,000     STB Systems, Inc.(1)                                    4,130
    250,000     Wyle Electronics                                        8,469
                                                                 ------------
                                                                       67,828
                                                                 ------------

See Notes to Financial Statements

Semiannual Report                                                Heritage     15


                            SCHEDULE OF INVESTMENTS
                                    HERITAGE

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--8.6%
    425,000     Camco International, Inc.                            $ 18,859
    650,000     Lomak Petroleum, Inc.                                  10,969
    335,000     Newpark Resources, Inc.(1)                             15,033
    300,000     Pennzoil Co.                                           14,775
    200,000     Sun Company, Inc.                                       5,475
    895,000     Tosco Corp.                                            26,514
                                                                 ------------
                                                                       91,625
                                                                 ------------
FINANCIAL SERVICES--1.8%
    250,000     State Street Boston Corp.                              19,688
                                                                 ------------
FOOD & BEVERAGE--4.8%
     50,000     Coca-Cola Enterprises, Inc.                             3,019
    330,000     DEKALB Genetics Corp.                                  20,955
    200,000     Earthgrains Company                                    11,450
    770,000     Richfood Holdings, Inc.                                15,689
                                                                 ------------
                                                                       51,113
                                                                 ------------
INSURANCE--8.6%
  1,105,000     Conseco Inc.                                           45,719
    205,000     Loews Corp.                                            18,834
    595,000     SunAmerica, Inc.                                       27,370
                                                                 ------------
                                                                       91,923
                                                                 ------------
MACHINERY & EQUIPMENT--0.9%
    235,000     Cincinnati Milacron Inc.                                4,759
    200,000     DT Industries, Inc.                                     5,250
                                                                 ------------
                                                                       10,009
                                                                 ------------
MEDICAL EQUIPMENT & SUPPLIES--2.5%
    400,000     Advanced Technology
                   Laboratories, Inc.(1)                               13,200
    300,000     AmeriSource Health Corp.(1)                            13,388
                                                                 ------------
                                                                       26,588
                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES--1.0%
    290,000     Avery Dennison Corp.                                   10,658
                                                                 ------------
PAPER & FOREST PRODUCTS--0.8%
    175,000     Union Camp Corp.                                        8,509
                                                                 ------------

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

PHARMACEUTICALS--2.5%
    250,000     Mylan Laboratories                                  $   3,000
    500,000     Omnicare, Inc.                                         12,187
    225,000     Teva Pharmaceutical
                   Industries Ltd. ADR                                 11,363
                                                                 ------------
                                                                       26,550
                                                                 ------------
RETAIL (APPAREL)--4.7%
    350,000     AnnTaylor Stores Corp.(1)                               8,488
    240,000     Gucci Group N.V.                                       16,650
    345,000     Liz Claiborne, Inc.                                    15,611
    245,000     St. John Knits, Inc.                                    9,402
                                                                 ------------
                                                                       50,151
                                                                 ------------
RETAIL (SPECIALTY)--3.6%
    530,000     Eagle Hardware & Garden, Inc.(1)                        9,871
    875,000     Food Lion, Inc. Cl A                                    5,824
    350,000     Hasbro, Inc.                                            8,750
    325,000     Heilig-Meyers Co.                                       4,875
    250,000     Lowe's Companies, Inc.                                  9,500
                                                                 ------------
                                                                       38,820
                                                                 ------------
TRANSPORTATION--0.9%
    380,000     Expeditors International of
                   Washington, Inc.                                     9,571
                                                                 ------------
MISCELLANEOUS--2.4%
    387,500     Miller Industries(1)                                    4,602
    225,000     Timken Co.                                             13,078
    200,000     Valmont Industries, Inc.                                7,937
                                                                 ------------
                                                                       25,617
                                                                 ------------
TOTAL COMMON STOCKS--95.4%                                          1,016,511
                                                                 ------------
   (Cost $815,175)

CONVERTIBLE PREFERRED STOCKS--0.6%

COMPUTER SOFTWARE & SERVICES
    200,000     Vanstar Financing Trust (Acquired
                   9/27/96 through 10/24/96)(3)                         6,475
                                                                 ------------
(Cost $10,274)

See Notes to Financial Statements

16   Heritage                                       American Century Investments


                            SCHEDULE OF INVESTMENTS
                                    HERITAGE

APRIL 30, 1997 (UNAUDITED)

Principal Amount               ($ in Thousands)                         Value
-----------------------------------------------------------------------------

CONVERTIBLE BONDS

COMPUTER PERIPHERALS--0.7%
$  4,000   Quantum Corp., 5.00%, 3/1/03
              (Acquired 1/29/97 through
              3/17/97, Cost $6,748)(3)                              $   7,790
                                                                 ------------

ELECTRICAL & ELECTRONIC
COMPONENTS--1.2%
  6,000    C-Cube Microsystems, Inc.,
              5.875%, 11/1/05                                           6,023
  7,500    VLSI Technology, Inc.,
              8.25%, 10/1/05                                            7,106
                                                                 ------------
                                                                       13,129
                                                                 ------------
MEDICAL EQUIPMENT & SUPPLIES--1.0%
 10,000    Heartport, Inc., 7.25%,
              5/1/04 (Acquired
              4/15/97, Cost $10,000)(3)                                10,600
                                                                 ------------
TOTAL CONVERTIBLE BONDS--2.9%                                          31,519
                                                                 ------------
   (Cost $31,749)

TEMPORARY CASH INVESTMENTS--1.1%

       Repurchase Agreement, J. P. Morgan
           Securities, Inc., (U.S. Treasury
           obligations), in a joint
           trading account at 5.375%,
           dated 4/30/97, due 5/1/97
           (Delivery value $11,202)                                    11,200
                                                                 ------------
   (Cost $11,200)

TOTAL INVESTMENT SECURITIES--100.0%                                $1,065,705
                                                                 ============
   (Cost $868,398)

FORWARD FOREIGN CURRENCY CONTRACTS

          Contracts            Settlement                         Unrealized
           to Sell                Dates            Value             Gain
    ---------------------   ----------------  --------------    --------------

      11,328,000  DEM            6/30/97          $ 6,580             $ 2
      37,676,000  NLG            6/30/97           19,448              46
                                              --------------    --------------
                                                  $26,028             $48
                                              ==============    ==============
(Value on Settlement Date $26,076)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
DEM = German Mark
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997.)

(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1997, was $24,865, which represented 2.3% of the net assets of Heritage.

See Notes to Financial Statements

Semiannual Report                                                Heritage     17


                                     GROWTH

TOTAL RETURNS AS OF APRIL 30, 1997

                                         AVERAGE ANNUAL RETURNS

                     6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS   20 YEARS

   GROWTH.........     5.13%     13.30%     11.96%      9.57%     11.31%     19.96%
   S&P 500........    14.74%     25.10%     24.08%     17.07%     14.10%     15.43%

See pages 36 and 37 for more information about the S&P 500 and returns.


[line graph data]

GROWTH OF $10,000 OVER 20 YEARS

$10,000 investment made 4/30/97

Value on 4/30/97:

Growth
$381,024

S & P 500
$176,417

DATE                 GROWTH          S & P 500

4/30/77             $10,000          $10,000
4/30/78             $14,910           10,342
4/30/79             $21,950          $11,452
4/30/80             $29,989          $12,633
4/30/81             $56,532          $16,579
4/30/82             $43,209          $15,366
4/30/83             $70,009          $22,888
4/30/84             $61,012          $23,268
4/30/85             $65,799          $27,370
4/30/86             $98,673          $37,274
4/30/87            $130,547          $47,165
4/30/88            $113,932          $44,128
4/30/89            $138,804          $54,179
4/30/90            $159,606          $59,836
4/30/91            $200,909          $70,344
4/30/92            $241,279          $80,229
4/30/93            $238,001          $87,623
4/30/94            $271,410          $92,290
4/30/95            $289,145         $108,364
4/30/96            $336,311         $141,019
4/30/97            $381,024         $176,417

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing Growth's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the S&P 500 does not.

PORTFOLIO AT A GLANCE

                                              4/30/97              10/31/96

Number of Companies                             63                    64
Median Price/Earnings Ratio                    25.1                  25.9
Portfolio Turnover                            41%(1)                122%(2)
Expense Ratio                                1.00%(3)                1.00%

(1)  Six months ended 4/30/97.
(2)  Year ended 10/31/96.
(3)  Annualized.

18   Growth                                         American Century Investments


                                     GROWTH

MANAGEMENT Q & A

     An interview with Jim Stowers III, lead manager of the Growth management team.

HOW DID GROWTH PERFORM?

     The fund posted a modest return for the six months ended April 30, 1997, but more than doubled that return year-to-date (as of May 31, 1997). For the six months ended April 30, 1997, the fund's total return was 5.13%, but for the five months ended May 31, 1997, the fund's total return was 13.76%.

WHY WAS GROWTH'S YEAR-TO-DATE PERFORMANCE (AS OF MAY 31, 1997) HIGHER THAN ITS PERFORMANCE DURING THE PERIOD?

     Simply put, the year-to-date return includes May and excludes November and December. Late in 1996, the stocks of several of our larger technology holdings dropped as investors anticipated that interest rates would increase in 1997. Many investors shunned the stocks of rapidly growing companies, preferring to own defensive stocks, such as companies that produce consumer goods. In May, the sentiment shifted and many technology companies' stocks soared. We held onto many of the companies that performed poorly late in 1996 because we recognized their growth potential did not change, even though market sentiment had. ADC Telecommunications, Tellabs, Inc. and Newbridge Networks Corp. are all examples of stocks that hurt the fund late last year and are boosting returns now. These companies provide telecommunications equipment to cable companies, telephone companies, internet providers and other service providers in the expanding information industry.

     We have held true to our discipline of investing in fast growing companies with accelerating earnings, even though the market does not always reward this strategy. Over time, we believe these companies will outperform the broader market as investor dollars reward a high rate of earnings growth.


[bar graph - data below]

GROWTH'S ONE-YEAR RETURNS OVER 10 YEARS (Periods ended April 30)

DATE          GROWTH        S & P 500

4/88         -12.73%          -6.44%
4/89          21.83%          22.78%
4/90          14.99%          10.44%
4/91          25.88%          17.56%
4/92          20.09%          14.05%
4/93          -1.36%           9.22%
4/94          14.04%           5.33%
4/95           6.53%          17.42%
4/96          16.31%          30.13%
4/97          13.30%          25.10%

This chart illustrates the fund's returns over the past 10 years and compares them with the S&P 500's returns. Growth's total returns include operating expenses, while the S&P 500's returns do not. See page 36 for a description of the index. Past performance is no guarantee of future results.

Semiannual Report                                                  Growth     19


                                     GROWTH

WHEN DO YOU SELL A STOCK WHOSE PERFORMANCE IS HURTING THE FUND?

     When we are convinced that the acceleration in earnings and revenue growth is slowing and/or when we see an unfavorable change in a company's business prospects. While we held onto the telecommunications providers listed above, we sold computer networking companies late last year when they were slow to introduce new products and their earnings per share growth began to decelerate. We continue to like the technology sector because of the accelerating earnings these companies produce, but we constantly monitor which stocks have strong future prospects and which do not.

WHAT STOCKS ADDED MOST TO RETURNS DURING THE PERIOD?

     As a group, the insurance stocks we owned performed well. These included Conseco Inc., Travelers Group Inc. and Allstate Corp. The fund's insurance holdings appreciated for a variety of reasons, but common themes included industry consolidation through acquisitions, reductions in the frequency and severity of claims and share buy-back programs. By using income from premiums to buy shares instead of writing policies, the companies reduced competition and boosted profits. Earnings per share improved as profits strengthened and the amount of outstanding stock declined.

     The stock that contributed most to Growth's performance for the six months was First USA Inc., a credit card issuer. We began purchasing the stock in June, 1996, in the mid-$20 range and sold the majority of it earlier this year when it was trading in the upper $40 range. We began to sell the stock after Ohio banking giant BancOne announced it was acquiring First USA on Jan. 20.

WHICH STOCKS DISAPPOINTED YOU?

     Computer  networking  stocks Xylan Corp.  and Cisco Systems Inc. were among
the  fund's  poorer   performers.   The  market  punished  these  companies  for
reporting lower revenues than analysts expected.

     First Data Corp. also suffered a price decline during the period but remains a significant holding because of its excellent prospects for accelerating earnings. The company handles credit card processing and account statements for credit card issuers, such as banks. We expect this company to benefit from a long-term consumer trend toward use of debit and credit cards and away from cash and paper checks. Part of the reason the company's earnings suffered during the period was capital spending to address the year 2000 issue, which all companies relying on computers must face.

TOP TEN HOLDINGS                           % of fund investments

                                       As of             As of
                                       4/30/97          10/31/96

Lilly (Eli) & Co.                       3.9%              1.7%
Conseco Inc.                            3.8%              1.7%
Merck & Co., Inc.                       3.4%              1.4%
Compuware Corp.                         3.4%              1.8%
Tellabs, Inc.                           3.2%              4.9%
Texas Instruments Inc.                  3.1%               --
Allstate Corp.                          3.1%              1.3%
Newbridge Networks Corp.                3.1%              4.5%
Avon Products, Inc.                     2.8%              1.6%
Worldcom Inc.                           2.6%              0.8%

TOP FIVE INDUSTRIES                        % of fund investments

                                       As of             As of
                                       4/30/97          10/31/96

Communications Equipment               12.4%             15.4%
Computer Software & Services           10.7%             12.8%
Insurance                               9.6%              4.9%
Pharmaceuticals                         9.2%              6.7%
Electrical & Electronic
  Components                            8.0%              2.3%

20   Growth                                         American Century Investments


                                     GROWTH

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

     The team continually evaluates the stocks in which the fund invests to weed out companies that are late in the cycle of accelerating earnings and to buy companies in the early stages of that cycle. Sometimes that results in shifts in the sector weightings in the fund.

     We increased Growth's holdings in pharmaceutical stocks to take advantage of a new cycle of product introductions. Drug companies' heavy investment in research and development is paying off with many new products coming to market. These new products, combined with the favorable demographic trends of the aging U.S. population, give us confidence that many companies in this industry will see earnings acceleration.

     We reduced computer networking stocks during the period for the reasons cited earlier.

WHAT IS YOUR ROLE ON THE GROWTH FUND TEAM? WHAT IS THE OUTLOOK FOR THE FUND?

     I have worked with the fund on and off over the past 15 years and have rejoined the team recently. Chris Boyd, who helped manage the fund for five years, left early this year. The team is composed of two other investment professionals with a combined 14 years of investing experience.

     One of my goals is to keep the fund focused on the stocks of solid growth companies that have a global presence and a strong franchise in their respective fields. By sharpening the fund's focus on the large-cap part of the market, we intend to improve performance over time.

Semiannual Report                                                  Growth     21


                            SCHEDULE OF INVESTMENTS
                                     GROWTH

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--0.6%
    250,000     Boeing Co.                                           $ 24,656
                                                                 ------------
BANKING--4.1%
    800,000     Citicorp                                               90,100
    300,000     First Union Corp.                                      25,200
    350,000     Norwest Corp.                                          17,456
  3,232,941     Standard Chartered plc ORD                             49,075
                                                                 ------------
                                                                      181,831
                                                                 ------------
BIOTECHNOLOGY--0.9%
    700,000     Amgen Inc.                                             41,169
                                                                 ------------
BUSINESS SERVICES & SUPPLIES--1.1%
  1,600,000     U.S. Filter Corp.(1)                                   48,600
                                                                 ------------
CHEMICALS & RESINS--1.2%
    700,000     Potash Corp. of Saskatchewan Inc.                      53,813
                                                                 ------------
COMMUNICATIONS EQUIPMENT--12.4%
  3,200,000     ADC Telecommunications, Inc.(1)                        83,600
  1,600,000     Ericsson (L.M.) Telephone Co. ADR                      53,900
  1,295,000     Lucent Technologies, Inc.                              76,567
  4,300,000     Newbridge Networks Corp.(1)                           136,525
    900,000     Nokia Corp. Cl A ADR                                   58,163
  3,500,000     Tellabs, Inc.(1)                                      139,344
                                                                 ------------
                                                                      548,099
                                                                 ------------
COMMUNICATIONS SERVICES--3.5%
    200,000     SBC Communications Inc.                                11,100
    900,000     Teleport Communications
                   Group Inc.(1)                                       25,762
  4,882,500     Worldcom Inc.(1)                                      116,875
                                                                 ------------
                                                                      153,737
                                                                 ------------
COMPUTER PERIPHERALS--0.6%
    300,000     Cisco Systems Inc.(1)                                  15,544
    650,000     Xylan Corp. (1)(2)                                      9,750
                                                                 ------------
                                                                       25,294
                                                                 ------------

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--10.7%
  1,660,000     Cambridge Technology
                   Partners, Inc.(1)                                 $ 43,990
  4,000,000     Compuware Corp.(1)                                    151,000
  1,900,000     Concord EFS, Inc.(1)                                   37,762
  1,900,000     First Data Corp.                                       65,550
    600,000     Microsoft Corp.(1)                                     72,938
  1,250,000     Oracle Systems Corp.(1)                                49,766
  1,200,000     SunGard Data Systems Inc.(1)                           53,325
                                                                 ------------
                                                                      474,331
                                                                 ------------
COMPUTER SYSTEMS--3.3%
  1,150,000     Compaq Computer Corp.(1)                               98,181
    300,000     International Business
                   Machines Corp.                                      48,225
                                                                 ------------
                                                                      146,406
                                                                 ------------
CONSUMER PRODUCTS--3.4%
  2,000,000     Avon Products, Inc.                                   123,250
    300,000     Gillette Company                                       25,500
                                                                 ------------
                                                                      148,750
                                                                 ------------
DIVERSIFIED COMPANIES--2.8%
  1,000,000     General Electric Co.                                  110,875
    180,000     Tyco International Ltd.                                10,980
                                                                 ------------
                                                                      121,855
                                                                 ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--8.0%
    600,000     Applied Materials, Inc.(1)                             32,887
    600,000     Intel Corp.                                            91,875
  1,200,000     LSI Logic Corp.(1)                                     45,900
  1,450,000     Microchip Technology Inc.(1)                           45,403
  1,550,000     Texas Instruments Inc.                                138,338
                                                                 ------------
                                                                      354,403
                                                                 ------------
ENERGY (PRODUCTION & MARKETING)--3.1%
    650,000     Amoco Corp.                                            54,356
    200,000     British Petroleum Co. p.l.c. ADR                       27,525
    779,700     Chevron Corp.                                          53,409
                                                                 ------------
                                                                      135,290
                                                                 ------------

See Notes to Financial Statements

22   Growth                                         American Century Investments


                            SCHEDULE OF INVESTMENTS
                                     GROWTH

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

FINANCIAL SERVICES--4.4%
  2,200,000     Federal National
                   Mortgage Association                              $ 90,475
    400,000     First USA, Inc.                                        19,250
  1,500,000     Travelers Group, Inc.                                  83,063
                                                                 ------------
                                                                      192,788
                                                                 ------------
HEALTHCARE--2.3%
    800,000     Oxford Health Plans, Inc.(1)                           52,650
  1,000,000     United HealthCare Corp.                                48,625
                                                                 ------------
                                                                      101,275
                                                                 ------------
INSURANCE--9.6%
    875,000     Ace, Ltd.                                              52,500
  2,100,000     Allstate Corp.                                        137,550
    525,000     American International Group, Inc.                     67,462
  4,063,000     Conseco Inc.                                          168,107
                                                                 ------------
                                                                      425,619
                                                                 ------------
LEISURE--0.8%
   605,000      HFS, Inc.(1)                                           35,846
                                                                 ------------
MEDICAL EQUIPMENT & SUPPLIES--0.8%
  1,050,000     US Surgical Corp.                                      35,963
                                                                 ------------
METALS & MINING--0.5%
    350,000     Reynolds Metals Co.                                    23,756
                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES--2.2%
  1,550,000     Xerox Corp.                                            95,325
                                                                 ------------
PHARMACEUTICALS--9.2%
  1,300,000     Abbott Laboratories                                    79,300
  1,975,000     Lilly (Eli) & Co.                                     173,553
  1,675,000     Merck & Co., Inc.                                     151,588
                                                                 ------------
                                                                      404,441
                                                                 ------------
RETAIL (APPAREL)--1.8%
    850,000     Gucci Group N.V.                                       58,969
    900,000     Nautica Enterprises Inc.(1)                            19,800
                                                                 ------------
                                                                       78,769
                                                                 ------------
RETAIL (FOOD & DRUG)--1.6%
  1,400,000     CVS Corp.                                              69,475
                                                                 ------------

Shares/Principal Amount        ($ in Thousands)                         Value
-----------------------------------------------------------------------------

RETAIL (SPECIALTY)--3.2%
  2,000,000     CompUSA Inc.(1)                                    $   38,500
  1,350,000     Home Depot, Inc.                                       78,300
    947,700     Tech Data Corp.(1)                                     23,159
                                                                 ------------
                                                                      139,959
                                                                 ------------
TOBACCO--1.4%
  1,550,000     Philip Morris Companies Inc.                           61,031
                                                                 ------------
TOTAL COMMON STOCKS--93.5%                                          4,122,481
                                                                 ------------
   (Cost $3,152,359)

TEMPORARY CASH INVESTMENTS(3)

       $91,000 par value FHLB Discount Notes,
           5.34%-5.39%, 5/1/97 through 5/19/97                         90,829

       $180,000 par value, FNMA Discount Notes,
           5.38%-5.58%, 5/5/97 through 5/23/97                        179,679

       $17,475 par value, SLMA Discount Notes,
           5.28%, 5/1/97                                               17,475
                                                                 ------------

TOTAL TEMPORARY
CASH INVESTMENTS--6.5%                                                287,983
                                                                 ------------
   (Cost $287,983)

TOTAL INVESTMENT SECURITIES--100.0%                                $4,410,464
                                                                 ------------
   (Cost $3,440,342)

FORWARD FOREIGN CURRENCY CONTRACTS

          Contract             Settlement                         Unrealized
           to Sell                Date             Value             Loss
    ---------------------   -----------------  --------------   --------------
      22,194,782  GBP            6/30/97          $36,051            $(43)
                                               ==============   ==============
(Value on Settlement Date $36,008)

See Notes to Financial Statements

Semiannual Report                                                  Growth     23


                            SCHEDULE OF INVESTMENTS
                                     GROWTH

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
GBP = British Pound
SLMA = Student Loan Marketing Association
ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997.)

(3) The rates for U.S. Government Agency discount notes are the yield to maturity at April 30, 1997.

See Notes to Financial Statements

24   Growth                                         American Century Investments


                      STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 1997 (UNAUDITED)                                                           SELECT           HERITAGE          GROWTH

ASSETS                                                                                ($ in Thousands Except Per-Share Amounts)
Investment securities, at value (identified cost of $3,390,268, $868,398,
   $3,440,342, respectively) (Note 3).............................................$    4,243,981  $    1,065,705    $    4,410,464
Cash..............................................................................        1,358              147               491
Receivable for forward foreign currency contracts.................................          90                48               --
Receivable for investments sold...................................................       79,525           14,603            52,363
Receivable for capital shares sold................................................         173                55               190
Dividends and interest receivable.................................................        3,753              953             2,698
                                                                                  --------------  --------------    --------------
                                                                                      4,328,880        1,081,511         4,466,206
                                                                                  --------------  --------------    --------------

LIABILITIES

Disbursements in excess of demand deposit cash....................................        7,622            1,875             7,655
Payable for forward foreign currency contracts....................................          --               --                 43
Payable for investments purchased.................................................       96,200            6,142            51,474
Payable for capital shares redeemed...............................................        2,815              364            28,073
Accrued management fees (Note 2)..................................................        3,293              868             3,478
Other liabilities.................................................................           11                3                12
                                                                                  --------------  --------------    --------------
                                                                                        109,941            9,252            90,735
                                                                                  --------------  --------------    --------------
NET ASSETS........................................................................$    4,218,939  $    1,072,259    $    4,375,471
                                                                                  ==============  ==============    ==============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus)...........................................$    2,936,936  $      806,055    $    3,038,722
Undistributed net investment income (loss)........................................        4,620            (137)             1,833
Accumulated undistributed net realized gain on
   investment and foreign currency transactions...................................      423,643           68,987           364,837
Net unrealized appreciation on investments and translation
   of assets and liabilities in foreign currencies (Note 3).......................      853,740          197,354           970,079
                                                                                  --------------  --------------    --------------
                                                                                  $    4,218,939  $    1,072,259    $    4,375,471
                                                                                  ==============  ==============    ==============

INVESTOR CLASS ($ AND SHARES IN FULL)
Net assets........................................................................$4,208,281,319 $1,072,258,602     $4,375,471,367
Shares outstanding............................................................... .  100,683,228     89,233,864        190,955,985
Net asset value per share.........................................................$        41.80  $        12.02    $        22.91

INSTITUTIONAL CLASS ($ AND SHARES IN FULL)
Net assets........................................................................$   10,657,882             N/A               N/A
Shares outstanding................................................................       254,922             N/A               N/A
Net asset value per share.........................................................$        41.81             N/A               N/A

See Notes to Financial Statements

Semiannual Report                    Statements of Assets and Liabilities     25


                            STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)                                  SELECT           HERITAGE          GROWTH

INVESTMENT INCOME                                                                                 ($ in Thousands)

INCOME:
Dividends (net of foreign taxes withheld of $254, $69 and $408, respectively).....     $ 25,253          $ 4,821          $ 20,315
Interest..........................................................................        2,346              786             4,576
                                                                                  --------------  --------------    --------------
                                                                                         27,599            5,607            24,891
                                                                                  --------------  --------------    --------------

EXPENSES (NOTE 2):
Management fees...................................................................       20,464            5,580            22,930
Directors' fees and expenses......................................................           26                7                28
                                                                                  --------------  --------------    --------------
                                                                                         20,490            5,587            22,958
                                                                                  --------------  --------------    --------------

NET INVESTMENT INCOME.............................................................        7,109               20             1,933
                                                                                  --------------  --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN (LOSS) ON:
Investments.......................................................................      422,136           65,798           376,078
Foreign currency transactions.....................................................        4,907            5,442             (122)
                                                                                  --------------  --------------    --------------
                                                                                        427,043           71,240           375,956
                                                                                  --------------  --------------    --------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments.......................................................................      (5,185)         (19,315)         (149,223)
Translation of assets and liabilities in foreign currencies.......................        (322)             (95)              (43)
                                                                                  --------------  --------------    --------------
                                                                                        (5,507)         (19,410)         (149,266)
                                                                                  --------------  --------------    --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................................      421,536           51,830           226,690
                                                                                  --------------  --------------    --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................     $428,645          $51,850          $228,623
                                                                                  ==============  ==============    ==============

See Notes to Financial Statements

26   Statements of Operations                       American Century Investments


                       STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
AND YEAR ENDED OCTOBER 31, 1996                                   SELECT                   HERITAGE                  GROWTH

INCREASE (DECREASE) IN NET ASSETS                           1997         1996         1997         1996          1997         1996

OPERATIONS                                                                             ($ in Thousands)

Net investment income (loss)........................... $    7,109    $   21,045   $       20   $    (125)   $    1,933   $  (3,163)
Net realized gain on investments and
     foreign currency transactions.....................    427,043      364,952        71,240       69,544      375,956      104,580
Change in net unrealized appreciation
     on investments and translation of assets
     and liabilities in foreign currencies.............    (5,507)       324,433     (19,410)       34,728    (149,266)      253,622
                                                        ----------    ----------   ----------   ----------   ----------   ----------
Net increase in net assets resulting from operations...    428,645       710,430       51,850      104,147      228,623      355,039
                                                        ----------    ----------   ----------   ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
     Investor Class....................................   (31,065)      (26,725)      (8,095)      (4,182)     (38,510)     (14,900)
From net realized gains from investment transactions:
     Investor Class....................................  (353,996)     (462,881)     (62,011)     (53,228)     (51,784)    (642,609)
In excess of net realized gain:
     Investor Class....................................        --           --            --           --           --      (16,441)
                                                        ----------    ----------   ----------   ----------   ----------   ----------
Decrease in net assets from distributions..............  (385,061)     (489,606)     (70,106)     (57,410)     (90,294)    (673,950)
                                                        ----------    ----------   ----------   ----------   ----------   ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets from
     capital share transactions........................    136,676     (190,583)        7,364       28,091    (528,282)     (45,559)
                                                        ----------    ----------   ----------   ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS..................    180,260        30,241     (10,892)       74,828    (389,953)    (364,470)

NET ASSETS
Beginning of period....................................  4,038,679     4,008,438    1,083,151    1,008,323    4,765,424    5,129,894
                                                        ----------    ----------   ----------   ----------   ----------   ----------
End of period.......................................... $4,218,939    $4,038,679   $1,072,259   $1,083,151   $4,375,471   $4,765,424
                                                        ==========    ==========   ==========   ==========   ==========   ==========

See Notes to Financial Statements

Semiannual Report                     Statements of Changes in Net Assets     27


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Select Fund (Select), American Century - Twentieth Century Heritage Fund (Heritage), and American Century - Twentieth Century Growth Fund (Growth) (the Funds) are three of the seventeen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. As a matter of fundamental policy, 80% of the assets of Select and Heritage must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for Select commenced on March 14, 1997. Sale of the Advisor Class and Institutional Class for Heritage and Growth had not commenced as of April 30, 1997. The following significant accounting policies related to the Funds are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to

28   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION -- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., ACIS, and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

-----------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class, as described in the respective prospectus. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for each class is 1.00% and 0.80% for the Investor Class and Institutional Class, respectively.

     The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distribution shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

Semiannual Report                           Notes to Financial Statements     29


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Investment transactions (excluding short-term investments) for the period ended April 30, 1997 were as follows:

                                     SELECT           HERITAGE          GROWTH

PURCHASES                                         ($ in Thousands)

Common Stocks..................   $2,303,127          $261,233        $1,813,109
Other Debt Obligations.........          --             32,508              --

PROCEEDS FROM SALES

Common Stocks..................   $2,506,201          $343,445        $2,555,456
Preferred Stocks...............       17,183               --               --
Other Debt Obligations.........          --              4,370              --

     On  April  30,  1997,  the  composition  of  unrealized   appreciation  and
(depreciation)  of  investment   securities  based  on  the  aggregate  cost  of
investments for federal income tax purposes was as follows:

                                     SELECT           HERITAGE          GROWTH

                                                  ($ in Thousands)

Appreciation...................   $  865,910          $246,120        $1,010,232
(Depreciation).................     (15,540)          (50,718)          (51,548)
Net............................      850,370           195,402           958,684
Federal Tax Cost...............    3,393,611           870,303         3,451,780

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

     There are 250,000,000,  250,000,000, and 500,000,000 shares of the Investor
Class authorized for issuance by Select, Heritage, and Growth, respectively. There are 41,000,000 shares of the Institutional Class authorized for issuance by Select. All shares are $0.01 par value.
Transactions in shares of the Funds were as follows:

                                                         SELECT                       HERITAGE                        GROWTH

                                                  Shares       Amount            Shares       Amount            Shares      Amount

INVESTOR CLASS                                                                     (In Thousands)

SIX MONTHS ENDED APRIL 30, 1997:
Sold........................................       8,841    $   361,200          15,311    $  189,210           19,893   $   454,016
Issued in reinvestment of distributions.....       9,469        371,412           5,793        68,885            3,935        87,875
Redeemed....................................    (14,906)      (606,276)        (20,354)     (250,731)         (47,398)   (1,070,173)
                                             -----------    -----------     -----------   -----------      -----------   -----------
Net increase (decrease).....................       3,404    $   126,336             750    $    7,364         (23,570)   $ (528,282)
                                             ===========    ===========     ===========   ===========      ===========   ===========
INVESTOR CLASS

YEAR ENDED OCTOBER 31, 1996:
Sold........................................      10,936    $   416,837          22,820    $  266,770           34,900   $   721,179
Issued in reinvestment of distributions.....      13,373        471,136           5,129        56,471           34,403       659,172
Redeemed....................................    (28,464)    (1,078,556)        (25,302)     (295,150)         (69,582)   (1,425,910)
                                             -----------    -----------     -----------   -----------      -----------   -----------
Net increase (decrease).....................     (4,155)    $ (190,583)           2,647    $   28,091            (279)   $  (45,559)
                                             ===========    ===========     ===========   ===========      ===========   ===========

30   Notes to Financial Statements           American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONT.)

                                                         SELECT

                                                 Shares         Amount

INSTITUTIONAL CLASS                                  (In Thousands)

MARCH 14, 1997(1) THROUGH APRIL 30, 1997:

Sold........................................        255         $10,340
                                               --------        --------
Net increase................................        255         $10,340
                                               ========        ========

(1)  Sale of the  Institutional  Class for Select  commenced  on March 14, 1997.
     Sale of the Institutional Class had not commenced for Heritage and Growth as of April 30, 1997.

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

     A summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1997, follows:

                                                                                                April 30, 1997
                                  Share                                     Realized
                                 Balance      Purchase         Sales          Gain            Share         Market
Fund/Issuer(1)                  10/31/96        Cost           Cost          (Loss)          Balance         Value

HERITAGE                                                        ($ in Thousands)

Inacom Corp.                       --        $ 16,310            --              --         580,000         $12,724
                                           ==========      ==========     ==========                     ==========
GROWTH

Xylan Corp.                        --        $118,765         $95,886      $(58,870)        650,000         $ 9,750
                                           ==========      ==========     ==========                     ==========

(1)  None of the securities produced income during the period held.

-----------------------------------------------------------------------------
6. CORPORATE EVENTS

     The following name changes became effective January 1, 1997:

                      NEW NAMES                                                   FORMER NAMES

FUNDS' ISSUER:        American Century Mutual Funds, Inc.                         Twentieth Century Investors, Inc.
FUNDS:                American Century - Twentieth Century Select Fund            Select Investors
                      American Century - Twentieth Century Heritage Fund          Heritage Investors
                      American Century - Twentieth Century Growth Fund            Growth Investors
PARENT COMPANY:       American Century Companies, Inc.                            Twentieth Century Companies, Inc.
DISTRIBUTOR:          American Century Investment Services, Inc.                  Twentieth Century Securities, Inc.
TRANSFER AGENT:       American Century Services Corporation                       Twentieth Century Services, Inc.

Semiannual Report                           Notes to Financial Statements     31

                              FINANCIAL HIGHLIGHTS
                                     SELECT

                                               For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                                                            Investor                                Institutional
                                                                              Class                                     Class

                                                 1997(1)     1996       1995       1994       1993       1992          1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period........     $41.52     $39.52     $37.67     $45.76     $39.18     $40.79          $40.79
                                              ---------  ---------  ---------  ---------  ---------  ---------       ---------

Income From Investment Operations

   Net Investment Income....................    0.07(3)    0.20(3)    0.33(3)       0.40       0.46       0.53         0.01(3)

   Net Realized and Unrealized Gain
   (Loss) on Investment Transactions........       4.21       6.73       4.68     (3.59)       7.94       0.34            1.01
                                              ---------  ---------  ---------  ---------  ---------  ---------       ---------
   Total From
   Investment Operations....................       4.28       6.93       5.01     (3.19)       8.40       0.87            1.02
                                              ---------  ---------  ---------  ---------  ---------  ---------       ---------
Distributions

   From Net Investment Income...............     (0.32)     (0.27)     (0.28)     (0.43)     (0.49)     (0.65)              -

   From Net Realized Gains
   on Investment Transactions...............     (3.68)     (4.66)     (2.75)     (4.47)     (1.31)     (1.83)              -

   Distributions in Excess
   of Net Realized Gains....................         -          -      (0.13)         -      (0.02)         -               -
                                              ---------  ---------  ---------  ---------  ---------  ---------       ---------
   Total Distributions......................     (4.00)     (4.93)     (3.16)     (4.90)     (1.82)     (2.48)               -
                                              ---------  ---------  ---------  ---------  ---------  ---------       ---------
Net Asset Value, End of Period..............     $41.80     $41.52     $39.52     $37.67     $45.76     $39.18          $41.81
                                              =========  =========  =========  =========  =========  =========       =========
   Total Return(4)..........................     10.96%     19.76%     15.02%    (7.37)%     22.20%      1.76%           2.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets.......................   1.00%(5)      1.00%      1.00%      1.00%      1.00%      1.00%        0.80%(5)

Ratio of Net Investment Income to
Average Net Assets..........................   0.35%(5)      0.50%      0.90%      1.00%      1.10%      1.40%        0.05%(5)

Portfolio Turnover Rate.....................        57%       105%       106%       126%        82%        95%             57%

Average Commission Paid per
Investment Security Traded..................    $0.0457    $0.0410    $0.0460       -(6)       -(6)       -(6)         $0.0457

Net Assets, End
of Period (in millions).....................     $4,208     $4,039     $4,008     $4,278     $5,160     $4,534             $11

(1)  Six months ended April 30, 1997 (unaudited).

(2)  March 14, 1997 (commencement of sale of Institutional  Class) through April
     30, 1997 (unaudited).

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

32   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                                    HERITAGE

                                                For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                               1997(1)        1996          1995           1994         1993           1992

PER-SHARE DATA

Net Asset Value,
Beginning of Period.......................     $12.24        $11.75         $10.32        $11.03         $9.30          $8.59
                                            ---------     ---------      ---------     ---------     ---------      ---------
Income From Investment Operations

   Net Investment Income .................       -(2)          -(2)        0.05(2)          0.07          0.07           0.10

   Net Realized and Unrealized Gain
   (Loss) on Investment Transactions......       0.58          1.15           1.96        (0.21)          2.43           0.72
                                            ---------     ---------      ---------     ---------     ---------      ---------
   Total From
   Investment Operations..................       0.58          1.15           2.01        (0.14)          2.50           0.82
                                            ---------     ---------      ---------     ---------     ---------      ---------
Distributions

   From Net Investment Income.............     (0.09)        (0.05)         (0.03)        (0.06)        (0.09)         (0.11)

   From Net Realized Gains on
   Investment Transactions................     (0.71)        (0.61)         (0.52)        (0.50)        (0.68)            -

   Distributions in Excess of

   Net Realized Gains.....................         -             -          (0.03)        (0.01)            -             -
                                            ---------     ---------      ---------     ---------     ---------      ---------
   Total Distributions....................     (0.80)        (0.66)         (0.58)        (0.57)        (0.77)         (0.11)
                                            ---------     ---------      ---------     ---------     ---------      ---------
Net Asset Value, End of Period............     $12.02        $12.24         $11.75        $10.32        $11.03          $9.30
                                            =========     =========      =========     =========     =========      =========
   Total Return(3)........................      4.80%        10.44%         21.04%       (1.13)%        28.64%          9.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets.....................   1.00%(4)         0.99%          0.99%         1.00%         1.00%          1.00%

Ratio of Net Investment Income
to Average Net Assets.....................          -             -          0.50%         0.70%         0.70%          1.10%

Portfolio Turnover Rate...................        27%          122%           121%          136%          116%           119%

Average Commission Paid per
Investment Security Traded................    $0.0464       $0.0420        $0.0420          -(5)          -(5)           -(5)

Net Assets, End
of Period (in millions)...................     $1,072        $1,083         $1,008          $897          $702           $369

(1)  Six months ended April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

Semiannual Report                                    Financial Highlights     33


                              FINANCIAL HIGHLIGHTS
                                     GROWTH

                                                For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                               1997(1)        1996          1995           1994         1993           1992

PER-SHARE DATA

Net Asset Value,
Beginning of Period.......................     $22.21        $23.88         $22.99        $25.27        $23.64      $22.32
                                            ---------     ---------      ---------     ---------     ---------   ---------
Income From Investment Operations

     Net Investment Income (Loss).........    0.02(2)     (0.01)(2)        0.08(2)          0.06          0.06      (0.02)

     Net Realized and Unrealized Gain
     on Investment Transactions...........       1.11          1.47           4.08          0.48          1.94        1.35
                                            ---------     ---------      ---------     ---------     ---------   ---------
     Total From

     Investment Operations................       1.13          1.46           4.16          0.54          2.00        1.33
                                            ---------     ---------      ---------     ---------     ---------   ---------
Distributions

     From Net Investment Income...........     (0.18)        (0.07)         (0.05)        (0.06)            -       (0.01)

     From Net Realized Gains on
     Investment Transactions..............     (0.25)        (2.98)         (3.18)        (2.76)        (0.36)          -

     Distributions in Excess of
     Net Realized Gains...................         -         (0.08)         (0.04)            -         (0.01)          -
                                            ---------     ---------      ---------     ---------     ---------   ---------
     Total Distributions..................     (0.43)        (3.13)         (3.27)        (2.82)        (0.37)      (0.01)
                                            ---------     ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period............     $22.91        $22.21         $23.88        $22.99        $25.27      $23.64
                                            =========     =========      =========     =========     =========   =========
     Total Return(3)......................      5.13%         8.18%         22.31%         2.66%         8.48%       5.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets.....................   1.00%(4)         1.00%          1.00%         1.00%         1.00%       1.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets.....................   0.08%(4)       (0.10)%          0.40%         0.30%         0.20%     (0.10)%

Portfolio Turnover Rate...................        41%          122%           141%          100%           94%         53%

Average Commission Paid per
Investment Security Traded................    $0.0380       $0.0360        $0.0400          -(5)          -(5)        -(5)

Net Assets, End
of Period (in millions)...................     $4,375        $4,765         $5,130        $4,363        $4,641      $4,472

(1)  Six months ended April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements

34   Financial Highlights                           American Century Investments


                                SHARE CLASS AND
                         RETIREMENT ACCOUNT INFORMATION

SHARE CLASSES

     Until September 3, 1996, the Select, Heritage and Growth funds issued one class of fund shares, reflecting the fact that most investors in the funds were individuals investing on their own behalf. To serve the diverse needs of American Century's investors, additional classes of shares are now available in Select, Heritage and Growth.

     The original class of Select, Heritage and Growth fund shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may still be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class of shares recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class. As of April 30, 1997, American Century had begun selling these shares in Select but not Heritage and Growth.

     There  is  also  an   ADVISOR   CLASS,   which  is  sold   through   banks,
broker-dealers, insurance companies and financial advisors. The sale of this class had not commenced as of April 30, 1997. All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Semiannual Report          Share Class and Retirement Account Information     35


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers nine equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     TWENTIETH CENTURY SELECT seeks large, established companies that show accelerating growth rates; also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

     TWENTIETH CENTURY HERITAGE seeks smaller and mid-sized firms showing accelerating growth rates, and at least 80% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select.

     TWENTIETH CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than the growth funds that invest in smaller or mid-sized firms.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of the 500 largest publicly traded companies. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX is a capitalization-weighted index of the stocks of the 400 largest publicly traded U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

                  FUND MANAGEMENT TEAM LEADERS

                  SELECT:
                  Portfolio Manager         Jean Ledford
                  Portfolio Manager         Chuck Duboc

                  HERITAGE:
                  Portfolio Manager         Nancy Prial
                  Portfolio Manager         Kevin Lewis

                  GROWTH:
                  Portfolio Manager         James Stowers III

36   Background Information                         American Century Investments


                                    GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 32-34.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

o BLUE-CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

Semiannual Report                                                Glossary     37


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9706           [recycled logo]
SH-BKT-8632       Recycled

                                SEMIANNUAL REPORT

                             [american century logo]
                                    American
                                   Century(sm)

                                 APRIL 30, 1997

                                    TWENTIETH
                                     CENTURY
                                      GROUP

                                NEW OPPORTUNITIES


[front cover]



                              TABLE OF CONTENTS

Report Highlights........................................................   1
Our Message to You.......................................................   2
Period Overview..........................................................   3
Performance & Portfolio Information......................................   4
Management Q & A.........................................................   5
Schedule of Investments..................................................   8
Statement of Assets & Liabilities........................................  10
Statement of Operations..................................................  11
Statement of Changes in Net Assets.......................................  12
Notes to Financial Statements............................................  13
Financial Highlights.....................................................  15
Retirement Account Information...........................................  16
Background Information
     Investment Philosophy and Policies..................................  20
     Comparative Indices.................................................  20
     Fund Management Team Leaders........................................  20
Glossary.................................................................  21

     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     Benham Group          American Century Group        Twentieth Century Group

  MONEY MARKET FUNDS         ASSET ALLOCATION &               GROWTH FUNDS
 GOVERNMENT BOND FUNDS         BALANCED FUNDS              INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS
                                                            New Opportunities

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                              REPORT HIGHLIGHTS

PERIOD OVERVIEW

o The U.S. stock market produced widely divergent returns over the period. The S&P 500's 14.74% six-month total return continued a three-year trend of unusually strong performance by large-cap stocks. By contrast, the S&P MidCap 400 posted a 6.88% return, and the small-cap Russell 2000 returned just 1.61%.

o Factors that were in the S&P 500's favor included: equity investors seeking stability and liquidity; strong economic growth with low inflation; and the success of S&P 500 index funds.

o The fast-growing companies targeted by New Opportunities didn't benefit from the factors that drove investors to the S&P 500. They lagged despite reporting strong earnings growth in most cases. Many companies that experienced share price declines during the period continued to show strong fundamentals.

o While the S&P 500 and its component companies were considered a relatively safe haven during the period, many investors viewed mid- and small-cap growth companies as too volatile and unpredictable. Valuations declined as the market priced these stocks by weighting current earnings more heavily than projected future earnings.


NEW OPPORTUNITIES

o New Opportunities had a rocky start, declining 20.00% since its inception. The negative performance resulted from the decline of small-capitalization (small-cap) growth companies, compounded by the fund's focus on the most rapidly growing stocks within this universe.

o The companies New Opportunities owns continue to report dynamic growth in their revenues and earnings. This growth, combined with the attractive valuation of small-cap stocks relative to large-cap shares, has put the fund in a position to benefit from a small-cap rebound.

o The management team reduced holdings in software providers because of increasing competition in that industry. In addition, the team increased holdings in a small group of elite manufacturers of specialized computer chips.

o For the past two years the largest stocks in the S&P 500 index have seemingly offered everything an investor could desire; strong earnings growth, above average returns, low volatility and superior liquidity. To some extent the extraordinary returns have also been self-perpetuating, as momentum-following market participants have sold their underperforming stocks (often small-cap) to buy the large-cap leaders. New Opportunities' management team believes a change in market leadership will probably begin with a deteriorating outlook for corporate earnings in general. That change may not be too far away.


                NEW OPPORTUNITIES

TOTAL RETURNS:                 AS OF 4/30/97
     Since Inception              -20.00%(1)

NET ASSETS:                     $148 million
     (AS of 4/30/97)

INCEPTION DATE:                     12/26/96

TICKER SYMBOL:                         TWNOX

(1)  Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 21.


Semiannual Report                                        Report Highlights     1


                             OUR MESSAGE TO YOU

             [photo James E. Stowers, Jr. and James E. Stowers III]

     Twentieth Century New Opportunities Fund was launched on December 26, 1996, as part of our commitment to offer additional funds and services for our Priority Investors. We wish there were better results to talk about on the occasion of the fund's first report to share-holders. Unfortunately, the fund's early months of operation coin-cided with an extremely difficult stock market environment for small, rapidly growing companies.

     You may recall that New Opportunities takes a very aggressive investment stance. It seeks smaller companies with strong earnings trends and favorable expectations. Historically, this form of investing has been both rewarding and very volatile, and it demands that investors be willing to accept short-term risk on the way to long-term results.

     As  with  our  other  aggressive  equity  funds,  we  strive  to  keep  New
Opportunities fully invested in stocks. As early results show, this approach doesn't provide much cushion when our investment style is out of favor. On the other hand, we are always in position to take full advantage of market surges, which can be swift, powerful and unanticipated.

     A significant portion of New Opportunities' assets represent investments from American Century employees. We ourselves have personal stakes in the fund, so we're also affected by down periods. We know from experience, though, that one of the worst things an investor can do is abandon a proven long-term investment approach to chase whatever style might be working at the time. Aggressive equity investing takes patience and discipline. We have plenty of both, and are confident that New Opportunities will meet its goal of providing you with solid results over time.


Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer





2    Our Message to You                          American Century Investments


                               PERIOD OVERVIEW

WIDELY DIVERGENT RETURNS

     The six-month period ended April 30, 1997, produced widely divergent returns for U.S. stock investors. In general, the shares of large companies (large-cap stocks), particularly relatively stable, industry-leading firms in the S&P 500, significantly outperformed the shares of faster-growing, smaller companies (mid- and small-cap stocks). Value stocks (shares of companies that are lower-priced) generally out-performed growth stocks (those of companies demonstrating above-average earnings growth) as investors placed a higher premium on earnings stability than on earnings growth.

STRONG RETURNS FOR THE S&P 500

     The S&P 500 typically represents the large-cap sector of the U.S. stock market. Many investors also use the index as a proxy for the U.S. market as a whole. The sustained advance of the S&P 500 was one of the key success stories of the period. The index posted a 14.74% total return during the six months, continuing a three-year trend of unusually strong results. Factors that supported the S&P 500's performance included:

o Investors seeking predictable earnings and liquidity because they feared rising interest rates and an economic slowdown. The shares of large, well-known firms such as Johnson & Johnson and MicroSoft rallied appreciably.

o Favorable economic conditions (robust growth and low inflation) and particularly strong earnings growth for large-cap companies.

o The popularity and success of S&P 500 index funds. With more investor dollars chasing stocks in the S&P 500, the prices of those shares rose much faster than the prices of mid- and small-cap stocks.

LOWER RETURNS FOR SMALLER-CAP STOCKS

     Many analysts use the S&P 400 MidCap Index and the Russell 2000 Index to represent mid- and small-cap stocks, respectively. As shown in the accompanying graph, the S&P 500 significantly outperformed the smaller cap indices.

     While the S&P 500 and its component companies were considered a relatively safe haven during the period, many investors viewed mid- and small-cap growth companies as too volatile and unpredictable. Valuations for the stocks of these companies declined as the market priced mid- and small-cap growth stocks more conservatively, weighting current earnings more heavily than projected future earnings. Investors also became less willing to pay a premium for fast-growing technology and healthcare shares.

     The resulting share price declines were generally based more on market perception than on changes in actual fundamental indicators such as earnings and revenue. Many companies experienced lower share prices despite continuing to show strong operating results. Defensive-minded analysts questioned whether the earnings and revenue projections for small companies would be realized, and investors refused to pay the higher prices these shares have been awarded in the past.

[line graph - data below]

U.S. STOCK MARKET PERFORMANCE (Growth of $1.00)
For the six monthes ended April 30, 1997
--------------------------------------------------------
DATE     S&P 500           S&P 400          RUSSELL 2000

10/31/96 $1.00             $1.00            $1.00
11/30/96 $1.07             $1.06            $1.04
12/31/96 $1.06             $1.06            $1.07
1/31/97  $1.12             $1.10            $1.09
2/28/97  $1.13             $1.09            $1.06
3/31/97  $1.08             $1.04            $1.01
4/30/97  $1.15             $1.07            $1.02

S&P 500..............14.74%
S&P MidCap 400 ...... 6.88%
Russell 2000..........1.61%
Source: Lipper Analytical Services, Inc.


Semiannual Report                                       Period Overview     3


                     PERFORMANCE & PORTFOLIO INFORMATION

                                                              LIFE OF FUND(1)

TOTAL RETURNS AS OF APRIL 30,1997

New Opportunities............................................      -20.00%(2)
Russell 2000 Growth Index.....................................  -11.59%(2)(3)


(1)  Inception was December 26, 1996.
(2)  Not annualized.
(3) Return since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 20 and 21 for more information about the Russell 2000 Growth Index and returns.


PORTFOLIO AT A GLANCE
                                          4/30/97
Number of Companies                            68
Median Price/Earnings Ratio                  27.9
Portfolio Turnover                            40%
Expense Ratio                            1.50%(1)

(1) Annualized.


[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 4/30/97
Russell 2000 Growth        $8,841
New Opportunities $7,859

          New              Russell 2000
     Opportunities            Growth
        $10,000               $10,000
        $9,745                $10,242
        $8,762                $9,623
        $7,957                $8,944
        $7,859                $8,844


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing New Opportunities' total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the Russell 2000 Growth Index does not.


 4   Performance & Portfolio Information          American Century Investments


                               MANAGEMENT Q&A

     An interview with Glenn Fogle and John Seitzer, portfolio managers on the New Opportunities management team.

HOW DID THE FUND PERFORM FROM ITS INCEPTION UNTIL APRIL 30?

     New Opportunities suffered a rocky start, declining 20.00% since its inception. The fund's negative performance resulted from the decline in small-capitalization (small-cap) growth stocks, compounded by our focus on the most rapidly growing companies within this sector of the equity market. Our concentration on these businesses, hardest hit by negative investor sentiment, caused the fund to suffer a greater decline than benchmark market indices.

     When reflecting on New Opportunities' performance during its early months, it is important to keep in mind that we manage the fund aggressively for long-term returns. As a result, the fund can be very volatile, sometimes significantly underperforming the market and at other times significantly outperforming it.

     Our management of the fund has been consistent with our long-held aggressive growth investment discipline. We bought and now own some great growth companies. Unfortunately, as sometimes happens, the prices of many of those stocks have fallen since we acquired them, in spite of strong earnings reports. We are prepared to retain the shares of good businesses that meet our investment standards even if they fall temporarily out of favor and their share prices lag for a while. While the past is no guarantee of the future, our experience tells us that over the long-term we should be rewarded with higher share prices.

HOW DID SMALL-CAP GROWTH STOCKS PERFORM IN GENERAL?

     The Russell 2000 Growth Index, which many investment analysts consider to be an appropriate proxy for small-cap growth stock performance, is the performance benchmark for the fund. It declined 11.59% during the period. The median market capitalization of the Russell 2000 Growth Index is approximately $400 million, which makes it a close match with New Opportunities' median market capitalization of $345 million.

WHY DID NEW OPPORTUNITIES' PERFORMANCE LAG THAT OF ITS BENCHMARK?

     Unlike an index fund, New Opportunities makes no attempt to match any benchmark returns over short-term periods. In seeking superior long-term returns, the fund's holdings will typically have much higher growth rates than the Russell index average and the fund will usually appear more expensive on absolute valuation measures. Over time, we expect the exceptional earnings growth potential of the stocks New Opportunities owns to more than offset the premium we may pay to buy them. In the short term, however, the fund can be very volatile and markedly underperform the index.

     The performance of technology stocks had a large impact on the fund's returns. We built fairly substantial positions in the shares of companies such as Vantive Corporation, which makes call-tracking software, and Rational Software, a provider of software development tools. Many technology stocks are appealing to us because innovation in these areas continues to produce rapid sales growth and rising profit margins. However, the software field is highly competitive. A software company's asset base is intellectual property--which can become less valuable as competitors introduce new products. Given this uncertain and fast-changing environment, investors grew increasingly concerned that earnings were becoming less predictable, so many technology stocks declined despite the earnings growth they reported. This flight to larger, more stable stocks accounted for a significant portion of the fund's


Semiannual Report                                        Management Q&A     5

                               MANAGEMENT Q&A

underperformance during the period.

CAN YOU GIVE INVESTORS ENCOURAGEMENT ABOUT THE FUND'S PERFORMANCE?

     There are several factors that encourage us about the long-term prospects for New Opportunities. The number of new stock offerings (IPOs) has declined dramatically in 1997 compared to the prior two years, stemming the flood of new issues that were crowding the market. The sell-off in small-cap growth stocks has brought their valuation relative to large-cap stocks down to historically low levels. Finally, the companies that New Opportunities owns continue to report dynamic growth in their revenues and earnings.

     We've learned from years of experience that the stock market moves in cycles. Periods such as the recent one, when uncertainty about the strength of the economy and the direction of interest rates makes stock investors more conservative, are normal. Our investment discipline is currently out of favor, but significant shifts in the small-cap market can be swift. We believe that the best strategy for the fund is to stick with our proven style rather than become defensive and risk missing part of the market rebound in these stocks. We believe that eventually market sentiment should shift again, and when it does we would expect these fast-growing companies to reward investors for their patience. We continue to believe in the long-term prospects of the fund.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO, IF ANY, DURING ITS INITIAL MONTHS OF OPERATION?

     Our sector weightings have not changed significantly. However, we have shifted our focus somewhat within those sectors. For example, the sell-off in technology shares hit industry leaders as well as less established companies, which enabled us to build positions in companies showing stronger current earnings acceleration. We moved generally from software providers such as Vantive and Rational Software to manufacturers such as Jabil Circuit, Inc., a contract manufacturer of electronic components. We've also increased our holdings in a small group of elite manufacturers that produce specialized, high-speed computer chips. These chips are made out of a substance called gallium arsenide, which processes data at faster speeds than conventional silicon. Demand for the chips is exploding and only a few suppliers are capable of manufacturing them.

     In the area of retail merchandise, we shifted money from weakening stocks to those with fresh signs of accelerating growth. For example, we reduced our position in Finish Line, Inc., an athletic shoe retailer. We were concerned that Nike, which comprises 70% of the company's revenues, may see some slowing in sales following an extremely strong 1996. We also bought shares of Pacific Sunwear, a mall-based retailer of casual apparel and accessories for teens and young adults, based on the stock's accelerating earnings and revenue growth. We continue to see opportunities in

TOP TEN HOLDINGS                  % of fund investments
                                                 As of
                                                4/30/97
HBO & Co.                                          3.5%
PAREXEL International Corp.                        3.1%
Wolverine World Wide, Inc.                         3.1%
Action Performance Cos. Inc.                       2.7%
Innovex, Inc.                                      2.6%
McAfee Associates, Inc.                            2.4%
Helen of Troy Ltd.                                 2.3%
Veeco Instruments Inc.                             2.1%
Vitesse Semiconductor Corp.                        2.0%
Applied Magnetics Corp.                            2.0%


TOP FIVE INDUSTRIES               % of fund investments
                                                 As of
                                                 4/3097
Electrical & Electronic
   Components                                      9.1%
Communications Equipment                           8.9%
Computer Software & Services                       8.8%
Consumer Products                                  7.3%
Machinery & Equipment                              7.1%


6    Management Q&A                              American Century Investments


                               MANAGEMENT Q&A

retail apparel, and believe we are well-positioned going forward.

WHAT IS YOUR OUTLOOK FOR SMALL-CAPITALIZATION STOCKS?

     The outperformance of large-cap stocks over the past year has coincided with a period of better-than-average (and better-than-expected) earnings growth, which we think is attributable to the surprisingly robust economy. For the past two years the largest stocks in the S&P 500 index have seemingly offered everything an investor could desire: strong earnings growth, above average returns, low volatility and superior liquidity. To some extent, the extraordinary returns have also been self-perpetuating, as momentum-following market participants have sold their underperforming stocks (often small-cap) in order to buy the large-cap leaders.

     We think that a change in market leadership will probably begin with a deteriorating outlook for earnings, and that change may not be too far away. The pace of economic growth in the first months of 1997 does not appear to be sustainable, and the Federal Reserve seems intent on ensuring that the economy cools down. Slower growth, higher interest rates and a strong dollar all put pressure on the earnings growth rates of larger companies. With profit margins at many of the large-cap companies already at historically high levels, it seems probable that their earnings growth rates will decline over the next few quarters. Some smaller companies will suffer the same deterioration, but those that can buck the trend should attract growth-oriented investors. The inexpensive relative valuation of small-cap stocks should also contribute to their recovery.

     The year-long divergence between small-cap and large-cap stocks is very unusual, which suggests the strong possibility of a small-cap rebound. Unfortunately, there is no telling precisely when this might happen or to what degree. We avoid trying to time the market (and we discourage fund investors from doing so) because market trends can reverse abruptly and without warning. Instead, we concentrate on keeping the fund well positioned with investments in healthy, growing businesses with the strongest fundamental outlook we can find. We don't have any control over the timing of how the market reacts, but we can control our investment strategy and implementation. We appreciate our investors' patience and ongoing trust in us.

EDITOR'S NOTE ON JUNE 6, 1997:

     SINCE APRIL 30, NEW OPPORTUNITIES' SHARE VALUE HAS RISEN BY 21.5%, COMPARED TO AN INCREASE OF 7.1% IN THE S&P 500. THE CHANGE IN MARKET SENTIMENT REGARDING SMALL COMPANIES MAY HAVE BEGUN.


Semiannual Report                                        Management Q&A     7


                           SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--1.8%
      107,300     Triumph Group, Inc.(1)                           $   2,723
                                                                   ----------

AGRICULTURE--1.1%
      142,000     Northland Cranberries, Inc.                          1,651
                                                                   ----------

AUTOMOBILES & AUTO PARTS--2.0%
       80,000     Tower Automotive, Inc.(1)                            2,960
                                                                   ----------

BIOTECHNOLOGY--4.5%
       22,700     Agouron Pharmaceuticals, Inc.(1)                     1,454
       62,800     Centocor, Inc.(1)                                    1,770
       59,000     PathoGenesis Corp.(1)                                1,541
       46,700     Sangstat Medical Corp.(1)                              806
       37,000     Vertex Pharmaceuticals, Inc.(1)                      1,170
                                                                   ----------
                                                                       6,741
                                                                   ----------

BUSINESS SERVICES & SUPPLIES--3.7%
       41,000     Administaff, Inc.(1)                                   764
       20,000     IBAH, Inc.(1)                                           90
      167,000     PAREXEL International Corp.(1)                       4,686
                                                                   ----------
                                                                       5,540
                                                                   ----------

COMMUNICATIONS EQUIPMENT--8.9%
       72,600     Boston Technology, Inc.(1)                           1,452
      100,375     Brightpoint, Inc.(1)                                 2,196
       81,000     Coherent Communications
                     Systems Corp.(1)                                  1,347
       40,000     Davox Corp.(1)                                       1,340
      113,100     Natural MicroSystems Corp.(1)                        2,375
      119,800     REMEC, Inc.(1)                                       2,680
       87,000     Teledata Communications(1)                           1,930
                                                                   ----------
                                                                      13,320
                                                                   ----------

 COMPUTER PERIPHERALS--5.1%
       65,000     AccelGraphics, Inc.(1)                                 691
      118,400     Applied Magnetics Corp.(1)                           2,975
      123,000     Innovex, Inc.                                        3,913
                                                                   ----------
                                                                       7,579
                                                                   ----------


Shares                   ($ in Thousands)                               Value
-----------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--8.8%
       98,000     HBO & Co.                                      $     5,237
      119,900     HCIA(1)                                              2,495
       75,000     JDA Software Group, Inc.(1)                          1,927
       63,000     McAfee Associates, Inc.(1)                           3,512
                                                                   ----------
                                                                      13,171
                                                                   ----------
CONSUMER PRODUCTS--7.3%
      149,000     Helen of Troy Ltd.(1)                                3,492
      152,700     NBTY, Inc.(1)                                        2,873
      113,300     Wolverine World Wide, Inc.                           4,560
                                                                   ----------
                                                                      10,925
                                                                   ----------

EDUCATION--4.5%
       57,600     Apollo Group Inc. Cl A(1)                            1,552
       90,000     Computer Learning Centers, Inc.(1)                   2,385
       86,900     Learning Tree International, Inc.(1)                 2,770
                                                                   ----------
                                                                       6,707
                                                                   ----------

ELECTRICAL & ELECTRONIC
COMPONENTS--9.1%
       10,000     Burr-Brown Corp.(1)                                    297
       19,000     Cymer, Inc.(1)                                         780
       96,000     II-VI, Inc.(1)                                       1,788
       35,400     Jabil Circuit, Inc.(1)                               1,710
       50,000     NeoMagic Corporation(1)                                584
       59,300     Sanmina Corp.(1)                                     2,969
      100,000     Sipex Corp.(1)                                       2,437
       94,000     Vitesse Semiconductor Corp.(1)                       2,979
                                                                   ----------
                                                                      13,544
                                                                   ----------

ENERGY (SERVICES)--6.9%
       33,200     Atwood Oceanics, Inc.(1)                             2,046
      125,600     Hvide Marine, Inc.(1)                                2,135
      100,000     Marine Drilling Companies, Inc.(1)                   1,587
       46,700     Smith International, Inc.(1)                         2,212
       65,000     Trico Marine Services, Inc.(1)                       2,299
                                                                   ----------
                                                                      10,279
                                                                   ----------

ENTERTAINMENT--1.0%
       50,000     Carmike Cinemas, Inc.(1)                              1,550
                                                                   ----------

See Notes to Financial Statements


8        Schedule of Investments                 American Century Investments


                           SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

Shares                         ($ in Thousands)                         Value
-----------------------------------------------------------------------------

ENVIRONMENTAL SERVICES--2.8%
      126,400     Superior Services Inc.(1)                       $    2,844
       40,000     United Waste Systems, Inc.(1)                        1,348
                                                                   ----------
                                                                       4,192
                                                                   ----------

HEALTHCARE--2.4%
      112,000     Advanced Health Corp.(1)                             1,904
       49,200     CRA Managed Care, Inc.(1)                            1,747
                                                                   ----------
                                                                       3,651
                                                                   ----------

LEISURE--1.2%
      180,000     Vistana, Inc.(1)                                     1,721
                                                                   ----------

MACHINERY & EQUIPMENT--7.1%
       45,000     CFM Technologies, Inc.(1)                            1,482
       49,350     Diebold, Inc.                                        1,653
      151,500     Intevac, Inc.(1)                                     1,979
      180,000     OmniQuip International, Inc.(1)                      2,385
       99,300     Veeco Instruments Inc.(1)                            3,116
                                                                   ----------
                                                                      10,615
                                                                   ----------

MEDICAL EQUIPMENT & SUPPLIES--1.9%
       74,600     Sabratek Corp.(1)                                    1,627
       68,900     SeaMED Corp.(1)                                      1,163
                                                                   ----------
                                                                       2,790
                                                                   ----------

METALS & MINING--0.9%
       50,000     Titanium Metals Corporation(1)                       1,297
                                                                   ----------

PHARMACEUTICALS--5.3%
       86,000     Dura Pharmaceuticals, Inc.(1)                        2,499
      130,000     Kos Pharmaceuticals, Inc.(1)                         2,941
      103,200     Medicis Pharmaceutical Corp.(1)                      2,535
                                                                   ----------
                                                                       7,975
                                                                   ----------

RESTAURANTS--1.8%
      110,200     Rainforest Cafe, Inc.(1)                             2,610
                                                                   ----------

RETAIL (SPECIALTY)--5.0%
      154,000     Action Performance Cos. Inc.(1)                      4,052
      129,100     Finish Line, Inc.(1)                                 1,331
       67,000     Pacific Sunwear of California(1)                     2,111
                                                                   ----------
                                                                       7,494
                                                                   ----------


Shares/Principal Amount          ($ in Thousands)                       Value
-----------------------------------------------------------------------------

TOBACCO--2.0%
       60,000     Consolidated Cigar Holdings, Inc.(1)            $    1,380
       65,000     General Cigar Holdings, Inc.(1)                      1,536
                                                                   ----------
                                                                       2,916
                                                                   ----------

TRANSPORTATION--0.4%
       33,000     Eagle USA Airfreight, Inc.(1)                          664
                                                                   ----------

TOTAL COMMON STOCKS--95.5%                                           142,615
                                                                   ----------
   (Cost $157,383)

TEMPORARY CASH INVESTMENTS--4.5%(2)

    $6,800 par value FFCB Discount
                  Note, 5.30%, 5/5/97                                  6,796
                                                                   ----------
   (Cost $6,796)

TOTAL INVESTMENT SECURITIES--100.0%                                 $149,411
                                                                   ==========
   (Cost $164,179)

NOTES TO SCHEDULE OF INVESTMENTS  FFCB = Federal Farm Credit Bank
(1) Non-income producing.
(2) The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

See Notes to Financial Statements


Semiannual Report                               Schedule of Investments     9


                           STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997 (UNAUDITED)

ASSETS                                        ($ in Thousands Except Per Share Amount)
Investment securities, at value
(identified cost of $164,179) (Note 3)....................................... $149,411
Cash.........................................................................    1,037
Receivable for investments sold..............................................    1,868
Receivable for capital shares sold...........................................       86
Dividends and interest receivable............................................        3
                                                                              --------
                                                                               152,405
                                                                              --------

LIABILITIES
Payable for investments purchased............................................    4,438
Payable for capital shares redeemed..........................................       15
Accrued management fees (Note 2).............................................      175
                                                                              --------
                                                                                 4,628
                                                                              --------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES.................................. $147,777
                                                                              ========

CAPITAL SHARES, $0.01 PAR VALUE (in Thousands)
Authorized...................................................................  100,000
                                                                              ========

Outstanding..................................................................   36,937
                                                                              ========

Net Asset Value Per Share....................................................    $4.00
                                                                              ========

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus)...................................... $175,465
Undistributed net investment loss............................................    (284)
Accumulated undistributed net realized
loss from investment transactions............................................ (12,636)
Net unrealized depreciation on investments (Note 3).......................... (14,768)
                                                                              --------
                                                                              $147,777
                                                                              ========

See Notes to Financial Statements


10   Statement of Assets and Liabilities          American Century Investments


                                 STATEMENT OF OPERATIONS

DECEMBER 26, 1996 (INCEPTION) THROUGH APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                      ($ in Thousands)

INCOME:
Interest....................................................................       $234
Dividends...................................................................         13
                                                                              ---------
                                                                                    247
                                                                              ---------
EXPENSES:
Management fees (Note 2)....................................................        530
Directors' fees and expenses................................................          1
                                                                              ---------
                                                                                    531
                                                                              ---------
NET INVESTMENT LOSS.........................................................      (284)
                                                                              ---------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)

Net realized loss...........................................................   (12,636)
Change in net unrealized depreciation.......................................   (14,768)
                                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............................   (27,404)
                                                                              ---------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................................................  $(27,688)
                                                                              =========

See Notes to Financial Statements


Semiannual Report                               Statement of Operations    11

                           STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 26, 1996 (INCEPTION) THROUGH
APRIL 30, 1997 (UNAUDITED)

INCREASE IN NET ASSETS

OPERATIONS                                                            ($ in Thousands)
Net investment loss..........................................................   $(284)
Net realized loss on investments............................................. (12,636)
Change in net unrealized depreciation on investments......................... (14,768)
                                                                              --------
Net decrease in net assets resulting from operations......................... (27,688)
                                                                              --------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold....................................................  178,917
Payments for shares redeemed.................................................  (3,452)
                                                                              --------
Net increase in net assets from capital share transactions...................  175,465
                                                                              --------
NET INCREASE IN NET ASSETS...................................................  147,777

NET ASSETS
Beginning of period..........................................................        -
                                                                              --------
End of period................................................................ $147,777
                                                                              ========
Undistributed net investment loss............................................   $(284)
                                                                              ========

TRANSACTIONS IN SHARES OF THE FUND (in Thousands)
Sold.........................................................................   37,693
Redeemed.....................................................................    (756)
                                                                              --------
Net increase.................................................................   36,937
                                                                              ========

See Notes to Financial Statements


12   Statement of Changes in Net Assets           American Century Investments


                        NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century New Opportunities Fund (the Fund) is one of the seventeen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agree-ment is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT  TRADING  ACCOUNT--Pursuant  to an  Exemptive  Order  issued  by  the
Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.


Semiannual Report                         Notes to Financial Statements    13


                        NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

     SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     The aggregate cost of investment securities purchased (excluding short-term investments) for the six months ended April 30, 1997, totaled $207,892,375 for common stocks. Proceeds from investment securities sold (excluding short-term investments) totaled $37,873,228 for common stocks.

     As of April 30, 1997, accumulated net unrealized depreciation was $14,767,855. Accumulated net unrealized depreciation consisted of unrealized appreciation of $7,768,611 and unrealized depreciation of $22,536,466. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. SUBSEQUENT EVENTS

     The following name changes became effective January 1, 1997:

                       NEW NAMES                                           FORMER NAMES
Fund's Issuer:        American Century Mutual Funds, Inc.                  Twentieth Century Investors, Inc.
Fund:                 American Century --                                  Twentieth Century New Opportunities Fund
                      Twentieth Century New Opportunities Fund
Parent Company:       American Century Companies, Inc.                     Twentieth Century Companies, Inc.
Distributor:          American Century Investment Services, Inc.           Twentieth Century Securities, Inc.
Transfer Agent:       American Century Services Corporation                Twentieth Century Services, Inc.


14   Notes to Financial Statements                  American Century Investments


                                  FINANCIAL HIGHLIGHTS

                               For a Share Outstanding Throughout the Period Indicated

                                                                               1997(1)
PER-SHARE DATA
Net Asset Value,
Beginning of Period........................................................     $5.00
                                                                             ---------
Income From Investment Operations
     Net Investment Loss...................................................     (0.01)
     Net Realized and Unrealized Loss on Investment Transactions...........     (0.99)
                                                                             ---------
     Total From Investment Operations......................................     (1.00)
                                                                             ---------
Net Asset Value, End of Period.............................................      $4.00
                                                                             =========
     Total Return(2).......................................................   (20.00)%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses to Average Net Assets(3)..................      1.50%
     Ratio of Net Investment Income to Average Net Assets(3)...............    (2.73)%
     Portfolio Turnover Rate...............................................        40%
     Average Commission Paid per Investment Security Traded................    $0.0242
     Net Assets, End of Period (in thousands)..............................   $147,777

(1)  December 26, 1996 (inception) through April 30, 1997 (unaudited).
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

See Notes to Financial Statements


Semiannual Report                                  Financial Highlights    15


                       RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


16   Retirement Account Information                 American Century Investments


                                    NOTES


Semiannual Report                                                 Notes    17


                                    NOTES


18   Notes                                       American Century Investments


                                    NOTES


Semiannual Report                                                 Notes    19


                           BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers nine equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies. TWENTIETH CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies with accelerating growth. The fund is a volatile investment with high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest publicly traded U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

                      FUND MANAGEMENT TEAM LEADERS
                      Portfolio Manager            Glenn Fogle
                      Portfolio Manager            John Seitzer


20   Background Information                       American Century Investments


                                  GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

o AVERAGE DIVIDEND YIELD OF HOLDINGS-- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

o PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o EXPENSE RATIO-- the operating expenses of the fund expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)


TYPES OF STOCKS

o    BLUE-CHIP  STOCKS--  stocks of the most  established  companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY


o PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


Semiannual Report                                              Glossary    21


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9706           [recycled logo]
SH-BKT-8635       Recycled

                                SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 April 30, 1997

                                     BENHAM
                                      GROUP

                                  Cash Reserve

[front cover]


                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Corporate Credit Review..................................... 4
Performance & Portfolio Information......................... 5
Management Q & A............................................ 6
Schedule of Investments..................................... 8
Statement of Assets and Liabilities.........................11
Statement of Operations.....................................12
Statements of Changes in Net Assets.........................13
Notes to Financial Statements...............................14
Financial Highlights........................................17
Share Class and Retirement
Account Information.........................................18
Background Information
     Investment Philosophy & Policies.......................20
     Comparative Indices....................................20
     Lipper Rankings........................................20
     Portfolio Management Team..............................20
     Credit Research Team...................................20
Glossary....................................................21

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS        BALANCED FUNDS                U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS         INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

     Cash Reserve

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

PERIOD OVERVIEW

o U.S. economic growth accelerated during the six months ended April 30, 1997, while inflation remained relatively subdued.

o The Federal Reserve raised short-term interest rates in March to head off potential inflation and slow the rapid pace of economic growth.

o As a direct result of the Fed's increase in short-term rates, U.S. money market yields rose during the six-month period.

o The market anticipated the Fed rate hike--money market yields rose steadily in the weeks prior to the Fed's action.

o Money market yields leveled off in April as mixed economic signals cast doubts about future Fed interest rate policy.

CORPORATE CREDIT REVIEW

o A strong U.S. economy led to improved corporate credit conditions during the six-month period.

o Despite the generally positive credit conditions, many "sub-prime" auto lenders--so called because they make loans to borrowers with poor credit histories--defaulted on debt payments or suffered credit rating downgrades.

o The Japanese banking system continued to struggle under the weight of bad real estate loans and sluggish loan activity.

CASH RESERVE

o According to Lipper Analytical Services, the fund outperformed the average money market fund during the six months ended April 30, 1997.

o The fund was positioned defensively throughout the period, with an average maturity of 40-45 days.

o The fund's short maturity enabled it to quickly reflect the Fed interest rate increase in March.

o Some money market funds were hit by defaults and rating downgrades on debt issued by sub-prime auto lenders, but the fund was unaffected because these issuers failed to meet our strict credit criteria.

o Going forward, we expect short-term interest rates to trend higher as economic growth remains healthy.

                                  Cash Reserve
                               INVESTOR CLASS(1)
                      Total Returns:           AS OF 4/30/97
                         6 Months                   2.40%(2)
                         1 Year                        4.89%

                      7-Day Current Yield:             4.94%
                         (AS OF 4/30/97)

                      Net Assets:               $1.2 billion
                         (AS OF 4/30/97)

                      Inception Date:                 3/1/85

                      Ticker Symbol:                   TWCXX

                      (1) See Share Classes, page 18.
                      (2) Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 21.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

April 30, 1997, marked the end of an eventful period for our company and U.S. money market rates. Over the past six months, money market rates rose as the Federal Reserve raised short-term interest rates to head off potential inflation. In the following pages, our investment management team provides further details about the market and how your fund was managed during the period.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (aggressive growth and international equity funds). Cash Reserve has joined the Benham Group because its investment goals--current income and the preservation of principal--match key attributes of that group.

By now, you should have received a proxy statement and ballot; we strongly encourage you to read it carefully and take part in the proxy vote if you have not already done so.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a report summary, a glossary, more charts and graphs, and expanded management Q&A and background information sections. All American Century shareholder reports have been converted to this format.

During the past year, we also began to offer two classes of shares for many funds, including Cash Reserve. One class (the Investor Class) is designed for investors who buy directly from us, and the other (the Advisor Class) is designed for investors who buy through certain financial intermediaries. We've introduced the Advisor Class so financial intermediaries can be compensated for the additional services they provide. (See page 18 for more information about share classes.)

These are examples of how we continue working to provide information and services that are useful and convenient to investors in our funds. We look forward to sharing other helpful changes with you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

U.S. economic growth accelerated during the six months ended April 30, 1997. After moderating throughout the summer of 1996, economic growth rebounded in the fourth quarter as strong employment growth, increased consumer spending and a robust housing market fueled an annualized growth rate of 3.8%. The U.S. economy continued to pick up speed in the first quarter of 1997, surging ahead at a 5.8% annual rate.

Although such a strong level of economic growth has historically been accompanied by rising prices, inflation remained under control--the consumer price index rose at an annual rate of 3.2% during the six-month period. But recent evidence of increasing wage pressures--which are often passed on to consumers in the form of higher prices--led the Federal Reserve to make a pre-emptive strike against inflation by raising short-term interest rates in March. The Fed raised its federal funds rate target (the overnight lending rate targeted by the Fed for large loans between commercial banks) from 5.25% to 5.50%.

Money Market Securities

Money market yields pushed higher during the six months ended April 30, 1997. The three-month Treasury bill yield rose from 5.15% at the beginning of the period to 5.25% on April 30, but it fluctuated between 4.92% and 5.40% during the period. The overall increase in money market rates was a direct result of the Fed's short-term interest rate increase in March.

The accompanying graph illustrates the change in money market rates during the period. The graph features the three-month London Interbank Offered Rate (LIBOR), a money market rate that most banks and corporations track when determining the rate they'll pay to investors on short-term debt. Three-month LIBOR has typically reflected the money market's future expectations for short-term interest rates. As the graph illustrates, the market anticipated the Fed's action in March--three-month LIBOR rose steadily in the weeks leading up to the Fed interest rate increase.

Money market yields continued to rise after the Fed rate hike, reflecting expectations of further Fed interest rate increases in 1997. However, mixed economic signals in April cast doubt on this outlook and helped money market yields stabilize by the end of the period.

[line graph - data below]

                FEDERAL FUNDS RATE TARGET VS. THREE-MONTH LIBOR
                         October '96 through April '97

                   Three-Month LIBOR       Fed Funds Rate Target

10/31/96                  5.5%                      5.25%
11/8/96                   5.5                       5.25
11/15/96                  5.5                       5.25
11/22/96                  5.5                       5.25
11/29/96                  5.5                       5.25
12/6/96                   5.54688                   5.25
12/13/96                  5.55078                   5.25
12/20/96                  5.59375                   5.25
12/27/96                  5.61719                   5.25
1/3/97                    5.5625                    5.25
1/10/97                   5.5625                    5.25
1/17/97                   5.5625                    5.25
1/24/97                   5.5625                    5.25
1/31/97                   5.5625                    5.25
2/7/97                    5.54297                   5.25
2/14/97                   5.49609                   5.25
2/21/97                   5.47266                   5.25
2/28/97                   5.53906                   5.25
3/7/97                    5.5625                    5.25
3/14/97                   5.59766                   5.25
3/21/97                   5.71875                   5.25
3/28/97                   5.77344                   5.5
4/4/97                    5.8125                    5.5
4/11/97                   5.81641                   5.5
4/18/97                   5.83594                   5.5
4/25/97                   5.85156                   5.5
4/30/97                   5.81641                   5.5
Source: DRI/McGraw Hill


Semiannual Report                                           Period Overview    3


                            CORPORATE CREDIT REVIEW

A strong U.S. economy led to improved corporate credit conditions during the six months ended April 30, 1997. Steady corporate earnings growth contributed to a record number of corporate credit rating upgrades. According to bond-rating agency Moody's Investors Service, upgrades outpaced downgrades in 1996 by 283 to 184, a ratio of 3 to 2.

Specific industries benefiting from the upgrade trend included industrial companies, most recently in the airline sector. In the financial sector, banks remained stable and strong after several years of credit upgrades, while a rising stock market and heavy initial public offering activity translated into upgrades for brokerage firms.

Despite the favorable credit environment, we continue to monitor a few negative credit trends evident during the period. Two problem areas highlight how our proactive and conservative approach to credit analysis helps limit the fund's credit risk.

So far in 1997, several "sub-prime" auto lenders-- so called because they make loans to borrowers with poor credit histories--have defaulted on debt payments or experienced credit rating downgrades. For example, sub-prime lender Mercury Finance defaulted on its debt payments, even though Mercury's direct debt issues were considered "tier 1" according to SEC standards.

The SEC defines a "tier 1" security as an issue that has received the highest possible short-term rating from two independent rating agencies. Our standards for considering a security for purchase are more stringent; Mercury's debt failed to clear even the first hurdle in our internal rating process.

Another development we're watching closely is the ongoing Japanese banking crisis. Japanese banks have suffered since 1990, when speculative bubbles in both the Japanese real estate and stock markets burst. Japan's economy is recovering slowly, while its real estate and stock markets continue to deteriorate. Surprisingly, many Japanese banks reported positive earnings for the fiscal year ended March 31, largely because they wrote off fewer bad real estate loans than in previous years.

But Japanese banks are not out of the woods yet. They still face some lingering bad real estate debt, as well as falling equity positions and sluggish loan activity. In addition, Japanese interest rates are expected to rise later this year, which would raise the funding costs of Japanese banks and cut into their interest income.

When the banking crisis was at its peak, the Japanese government announced it would back the 20 largest Japanese banks. We've pared down that list of 20 to only those banks that can function independently. In practice, that means the list of Japanese banks with which we'll do business is much shorter than the list of 20 that others find acceptable. Cash Reserve currently has no Japanese bank exposure.

[line graph - data below]

IMPROVING CORPORATE CREDIT QUALITY

              Downgrades             Upgrades
'87               189                   102
'88               237                   138
'89               339                   138
'90               433                   98
'91               350                   119
'92               227                   136
'93               154                   163
'94               160                   183
'95               221                   205
'96               184                   283

Source: Moody's Investors Service


4    Corporate Credit Review                        American Century Investments

                      PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF APRIL 30, 1997

                                                                   AVERAGE ANNUAL RETURNS
                                        6 MONTHS         1 YEAR           3 YEARS           5 YEARS       10 YEARS   LIFE OF FUND
INVESTOR CLASS (inception 3/1/85)
Cash Reserve                              2.40%           4.89%            4.92%             3.94%          5.40%      5.61%
90-Day Treasury Bill Index                2.56%           5.17%            5.22%             4.40%          5.57%      5.76%
Average Money Market
Instrument Fund(1)                        2.35%           4.77%            4.86%             4.03%          5.50%    5.69%(2)
Fund's Ranking Among
Money Market
Instrument Funds(1)                        --      128 out of 293   106 out of 228   115 out of 177  73 out of 106  59 out of 88(2)

ADVISOR CLASS (inception 4/1/97)
Cash Reserve                              0.37%
90-Day Treasury Bill Index                0.43%

(1)  According to Lipper Analytical Services.
(2) Since 3/31/85, the date nearest the fund's inception for which data are available.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF APRIL 30, 1997

                                          7-DAY             7-DAY
                                         CURRENT          EFFECTIVE
                                          YIELD             YIELD

Cash Reserve                              4.94%             5.06%


Yields are defined in the Glossary on page 21.

PORTFOLIO AT A GLANCE
                                         4/30/97          10/31/96
Number of Securities                       69                84
Weighted Average Maturity                44 days           46 days
Expense Ratio (for Investor Class)       0.70%*             0.70%

* Annualized.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


Semiannual Report                       Performance & Portfolio Information    5


                                 MANAGEMENT Q&A

An interview with Bob Gahagan and Denise Tabacco, portfolio managers on the Benham Cash Reserve management team.

How did the fund perform?

The fund outperformed its peer group average. For the six months ended April 30, 1997, the fund's Investor Class shares posted a total return of 2.40%, compared with the 2.35% average return of the 304 "Money Market Instrument Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How was the fund positioned during the period?

We positioned the fund defensively throughout the six-month period, keeping the fund's average maturity around its neutral range of 40-45 days. This defensive positioning was based on our expectation of an interest rate increase by the Federal Reserve-- a shorter average maturity enables the fund to reinvest its maturing assets more quickly in higher-yielding securities. The Fed ultimately raised rates in late March, and by the end of the period, the fund's yield fully reflected the rise in rates.

Some money market funds were hit in early 1997 by defaults and rating downgrades on debt issued by some of the more aggressive auto loan companies, called "sub-prime lenders." Did the fund hold any of these securities?

No. The consistent, disciplined application of our conservative credit criteria is one reason we weren't affected by the problems that plagued some of our competitors. We simply don't want to increase our credit risk for a slightly higher yield. We rely on our high credit standards to narrow the list of debt issuers to those we feel are the most creditworthy. From that exclusive list, we do our homework to uncover the best yield and return stories.

You increased the fund's holdings of asset-backed securities. What's the attraction?

Asset-backed securities enable the fund to reach for higher yields while retaining a high degree of credit quality. Asset-backed securities are debt securities that represent ownership in a pool of assets, such as auto loans or credit cards. These securities typically have higher yields than commercial paper and CDs, and they generally have very high credit quality

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Commercial Paper 74%
Floating-Rate Notes 13%
Asset-Backed Securities 5%
U.S. Government Agency
Securities 5%
Certificates of Deposit 3%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
Commercial Paper 73%
U.S. Government Agency
Securities 12%
Floating-Rate Notes 12%
Certificates of Deposit 2%
Asset-Backed Securities 1%


6    Management Q & A                               American Century Investments


                                 MANAGEMENT Q&A

because many carry credit enhancements, such as bond insurance. Asset-backed securities are also often overcollateralized, which means the securities contain more assets than are required to pay off the debt. Consistent with our conservative approach to managing credit risk, we've added specialists in asset-backed securities to our credit research staff.

What's your outlook for money market rates going forward?

The apparent strength of the economy should continue to put upward pressure on short-term interest rates. Although the blistering pace of economic growth in the first quarter of 1997 is clearly unsustainable, we feel that the pieces are in place for healthy economic growth going forward.

A 28-year high in consumer confidence, the lowest unemployment rate in 23 years, and solid income growth suggest the possibility of increased consumer spending in the months ahead. Unless we see convincing evidence of an economic slowdown, we expect the trend toward higher interest rates to continue.

With that outlook in mind, how will you manage the fund over the next six months?

We plan to maintain the fund's defensive position in the coming months. We'll also look to maintain or even increase the fund's holdings of floating-rate notes. This positioning should enable the fund's yield to quickly reflect rising interest rates. We also expect to continue working closely with our credit research staff to uncover value among asset-backed securities.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
A1+ 77%
A1 20%
A2 3%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/96)
A1+ 80%
A1 18%
A2 2%


Semiannual Report                                          Management Q & A    7


                            SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER(1)
BANKING--8.1%
$    2,900    Bil North America, Inc., 5.42%,
                5/21/97                                           $  2,891
    15,000    Galicia Funding Corp., 5.39%,
                5/30/97 (Acquired 3/3/97,
                Cost $14,804)(2)                                    14,935
    16,000    Generale Bank S.A., 5.40%,
                6/3/97                                              15,921
     9,000    IMI Funding Co. (USA), 5.40%,
                6/4/97                                               8,954
    19,500    Morgan (J.P.) & Co. Inc., 5.50%,
                7/9/97                                              19,299
    20,000    National Australia, 5.48%, 7/3/97                     19,804
    15,000    Nordbanken N.A., Inc., 5.42%,
                6/9/97                                              14,909
                                                                    ------
                                                                    96,713
                                                                    ------
CONVENIENCE STORES--0.5%
     6,000    Southland Corp., 5.43%, 5/20/97                        5,983
                                                                    ------
DIVERSIFIED COMPANIES--6.2%
    35,000    General Electric Capital Corp.,
                5.39%, 5/29/97 through
                5/30/97                                             34,850
    15,000    Mitsubishi International, 5.44%,
                6/18/97                                             14,889
    25,000    Mitsubishi International, 5.52%,
                7/17/97                                             24,701
                                                                    ------
                                                                    74,440
                                                                    ------
EDUCATION--0.4%
     5,000    Leland Stanford University, 5.42%,
                6/10/97                                              4,971
                                                                    ------
FINANCIAL SERVICES--20.6%
    25,000    American Express Co., 5.42%,
                5/21/97                                             24,927
    15,000    Ameritech Capital Funding Corp.,
                5.47%, 5/5/97 (Acquired
                11/4/96, Cost $14,600)(2)                           14,991
    27,244    Bass Finance (C.I.) Ltd., 5.46%,
                5/9/97                                              27,212
    10,000    Demir Funding, 5.57%, 7/16/97                          9,881


Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$   10,500    Ford Motor Credit, 5.42%,
                6/11/97                                          $  10,434
    12,400    Ford Motor Credit, 5.50%, 7/9/97                      12,267
    20,000    Ford Motor Credit, 5.53%, 7/21/97                     19,747
     8,300    General Motors Acceptance Co.,
                5.45%, 5/15/97                                       8,283
    12,500    General Motors Acceptance Co.,
                5.56%, 8/4/97                                       12,322
    15,000    General Motors Acceptance Co.,
                5.59%, 8/25/97                                      14,743
    11,400    Hitachi Credit America Corp.,
                5.42%, 5/23/97                                      11,363
    20,500    Hitachi Credit America Corp.,
                5.48%, 6/30/97                                      20,307
    24,200    Metlife Funding, Inc., 5.46%,
                5/7/97                                              24,179
    17,251    Metlife Funding, Inc., 5.40%,
                6/3/97                                              17,164
    20,000    Prudential Funding, 5.47%,
                5/5/97                                              19,988
                                                                    ------
                                                                   247,808
                                                                   -------
HOUSEHOLD AUDIO & VIDEO--1.5%
    17,700    Panasonic Finance, 5.40%, 6/3/97
                (Acquired 4/7/97,
                Cost $17,544)(2)                                    17,610
                                                                    ------
INSURANCE--0.4%
     5,300    American Family Mutual Insurance
                Co., 5.45%, 5/15/97                                  5,289
                                                                    ------
MACHINERY--1.1%
    13,750    Dover Corp., 5.43%, 5/20/97                           13,710
                                                                    ------
METALS & MINING--2.6%
    15,000    RTZ America Inc., 5.42%, 6/9/97                       14,912
    14,700    U.S. Borax, Inc., 5.40%, 5/28/97                      14,642
     1,400    U.S. Borax, Inc., 5.46%, 6/23/97                       1,388
                                                                    ------
                                                                    30,942
                                                                    ------
OFFICE EQUIPMENT & SUPPLIES--1.2%
    15,000    Hitachi America, Ltd., 5.47%,
                5/6/97                                              14,989
                                                                    ------
PETROLEUM REFINING--8.5%
    13,000    Chevron Transport, 5.39%,
                5/30/97 (Acquired 3/10/97,
                Cost $12,844)(2)                                    12,944

See Notes to Financial Statements


8    Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$   10,000    Chevron Transport, 5.42%,
                6/10/97 (Acquired 11/13/96,
                Cost $9,693)(2)                                 $    9,941
    15,000    Chevron Transport, 5.43%,
                5/19/97 (Acquired 4/1/97,
                Cost $14,888)(2)                                    14,958
    10,000    Chevron U.K. Investment PLC,
                5.45%, 5/14/97                                       9,980
    14,379    Petroleo Brasileiro S.A., 5.42%,
                5/22/97                                             14,332
    40,000    Statoil-Den Norske Stats, 5.46%,
                5/8/97                                              39,957
                                                                    ------
                                                                   102,112
                                                                   -------
PHARMACEUTICALS--4.1%
    23,000    Bayer Corp., 5.47%, 5/6/97
                (Acquired 2/21/97,
                Cost $22,752)(2)                                    22,983
    26,700    Glaxo Wellcome PLC, 5.46%,
                6/23/97 (Acquired 4/21/97,
                Cost $26,441)(2)                                    26,482
                                                                    ------
                                                                    49,465
                                                                    ------
PUBLISHING--2.1%
    25,000    Reed Elsevier Inc., 5.41%, 6/6/97                     24,866
                                                                    ------
SECURITY BROKERS & DEALERS--9.7%
    25,000    BT Securities Corp., 5.59%,
                8/26/97                                             24,564
    27,000    Goldman Sachs Group L.P., 5.40%,
                5/28/97                                             26,888
    25,000    Merrill Lynch & Co., 5.39%,
                5/30/97                                             24,888
     9,500    Merrill Lynch & Co., 5.42%,
                5/22/97                                              9,469
    10,000    Morgan Stanley Group, Inc., 5.42%,
                5/23/97                                              9,968
    21,000    Morgan Stanley Group, Inc., 5.44%,
                5/16/97                                             20,953
                                                                    ------
                                                                   116,730
                                                                   -------
SOVEREIGN GOVERNMENTS
& AGENCIES--1.0%
    12,000    Canadian Wheat Board, 5.45%,
                5/15/97                                             11,975
                                                                    ------

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

TRANSPORTATION--3.6%
$   18,023    Cosco (Cayman) Company, 5.42%,
                5/21/97                                          $  17,968
    25,000    Cosco (Cayman) Company, 5.45%,
                5/13/97                                             24,955
                                                                    ------
                                                                    42,923
                                                                    ------
UTILITIES (ELECTRIC)--1.8%
    21,200    National Rural Utilities Cooperative
                Finance Corp., 5.43%, 6/13/97                       21,059
                                                                    ------
TOTAL COMMERCIAL PAPER--73.4%                                      881,585
                                                                   -------

CERTIFICATES OF DEPOSIT
    10,000    Bankers Trust New York Corp.,
                5.48%, 6/10/97                                      10,000
    30,000    Westdeutsche Landesbank, 5.62%,
                6/2/97                                              30,000
                                                                    ------
TOTAL CERTIFICATES OF DEPOSIT--3.3%                                 40,000
                                                                    ------

OTHER CORPORATE DEBT
    23,750    American  Express  Centurion Bank,
                VRN, 5.66%,  5/23/97,  resets
                monthly off the 1-month LIBOR
                minus 0.03% with no caps, final
                maturity 12/23/97                                   23,750
    14,500    First Bank Minneapolis, VRN,
                5.65%, 5/21/97, resets monthly
                off the 1-month LIBOR minus
                0.04% with no caps, final
                maturity 11/19/97                                   14,500
    40,000    General American Life, VRN,
                5.83%, 5/21/97,  resets monthly
                off the 1-month LIBOR plus 0.20%
                with no caps, final maturity 1/6/98 (Acquired
                1/3/97, Cost $40,000)(2)                            40,000
    22,000    PNC Bank, N.A., VRN, 5.59%,
                5/1/97, resets monthly off the
                1-month LIBOR minus 0.10%
                with no caps, final maturity
                7/1/97                                              21,998
    17,000    PNC Bank, N.A., VRN, 5.59%,
                5/15/97, resets monthly off the
                1-month LIBOR minus 0.10%
                with no caps, final maturity
                5/15/97                                             16,999

See Notes to Financial Statements


Semiannual Report                                   Schedule of Investments    9


                            SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$   17,000    Prudential Funding, VRN, 5.65%,
                5/27/97, resets monthly off the
                1-month LIBOR minus 0.04%
                with no caps, final maturity
                11/26/97 (Acquired 11/25/96,
                Cost $17,000)(2)                              $     17,000
    25,000    Wachovia Bank of NC, VRN,
                5.56%, 5/28/97, resets monthly
                off the 1-month LIBOR minus
                0.125% with no caps, final
                maturity 5/28/97                                    24,998
                                                                    ------
TOTAL OTHER CORPORATE DEBT--13.3%                                  159,245
                                                                   -------

ASSET-BACKED SECURITIES
    17,305    Ford Credit Auto Lease Trust,
                Series 1996-1, Class A1, 5.45%,
                11/15/97                                            17,304
     4,043    Ford Credit Auto Owner Trust,
                Series 1996-B, Class A1, 5.51%,
                10/15/97                                             4,043
    25,715    Money Store Inc. (The) Auto
                Grantor Trust, Series 1996-2,
                Class A1, 5.51%, 1/15/98                            25,715
    18,000    WFS Financial Owner Trust, Series
                1997-A, Class A1, 5.63%,
                3/20/98                                             18,000
                                                                    ------
TOTAL ASSET-BACKED SECURITIES--5.4%                                 65,062
                                                                    ------
U.S. GOVERNMENT AGENCY SECURITIES
    25,000    FHLB, VRN, 5.68%, 5/1/97,
                resets daily off the Fed Funds
                rate plus 0.15% with no caps,
                final maturity 8/1/97                               25,000
    30,000    FNMA, MTN, VRN, 5.63%, 5/1/97,
                resets daily off the Fed Funds rate
                plus 0.01% with no caps, final
                maturity 5/5/97                                     30,000
                                                                    ------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--4.6%                                             55,000
                                                                    ------
TOTAL INVESTMENT SECURITIES--100.0%                             $1,200,892
                                                                ==========
See Notes to Financial Statements


Notes to Schedule of Investments

FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note

resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective April 30, 1997.

(1)The rates for commercial paper are the yield to maturity at April 30, 1997.

(2)Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is otherwise restricted as to resale and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1997, was $230,565,000, which represented 19.2% of net assets.


10   Schedule of Investments                        American Century Investments


                       STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997 (UNAUDITED)
                                       ($ in Thousands Except Per-Share Amounts)

ASSETS
Investment securities, at value (amortized cost) (Note 3) .........   $1,200,892
Cash ..............................................................        9,919
Interest receivable ...............................................        3,013
                                                                           -----
                                                                       1,213,824
                                                                       ---------

LIABILITIES
Disbursements in excess of demand deposit cash ....................        5,179
Payable for capital shares redeemed ...............................        3,376
Dividends payable .................................................          813
Accrued management fees (Note 2) ..................................          733
Other liabilities .................................................            3
                                                                          ------
                                                                          10,104
                                                                          ------
Net Assets ........................................................   $1,203,720
                                                                      ==========

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...........................   $1,203,800
Accumulated undistributed net realized loss
   from investment transactions ...................................         (80)
                                                                            ----
                                                                      $1,203,720
                                                                      ==========
Investor Class
Net assets ........................................................   $1,203,070
Shares outstanding ................................................    1,203,150
Net asset value per share .........................................   $     1.00
Advisor Class
Net assets ........................................................   $      650
Shares outstanding ................................................          650
Net asset value per share .........................................   $     1.00

See Notes to Financial Statements


Semiannual Report                       Statement of Assets and Liabilities   11


                             STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

                                                            ($ in Thousands)
INVESTMENT INCOME
Income:
Interest ....................................................    $36,124
                                                                 -------

Expenses:
Management fees (Note 2) ....................................      4,597
Directors' fees and expenses ................................          8
                                                                 -------
                                                                   4,605
                                                                 -------
Net investment income .......................................     31,519
                                                                 -------
NET REALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ............................        (2)
                                                                 -------
Net Increase in Net Assets Resulting from Operations ........    $31,517
                                                                 =======

See Notes to Financial Statements


12   Statement of Operations                        American Century Investments

                       STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
AND YEAR ENDED OCTOBER 31, 1996

Decrease in Net Assets                                            1997           1996
                                                                    ($ in Thousands)
OPERATIONS
Net investment income ....................................   $    31,519    $    67,104
Net realized gain (loss) on investments ..................            (2)             2
                                                                  ------         ------
Net increase in net assets resulting from operations .....        31,517         67,106
                                                                  ------         ------

DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
  Investor Class .........................................       (31,517)       (67,104)
  Advisor Class ..........................................            (2)
                                                                  ------         ------
Decrease in net assets from distributions ................       (31,519)       (67,104)
                                                                 -------        -------

CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net decrease in net assets from capital share transactions      (143,378)      (122,448)
                                                                --------       --------
Net decrease in net assets ...............................      (143,380)      (122,446)

NET ASSETS
Beginning of period ......................................     1,347,100      1,469,546
                                                               ---------      ---------
End of period ............................................   $ 1,203,720    $ 1,347,100
                                                             ===========    ===========

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   13


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Cash Reserve Fund (the
Fund) is one of the seventeen series of funds issued by the Corporation. The Fund's investment objective is to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The Fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days. On September 3, 1996, the Fund implemented a multiple class structure whereby the Fund is authorized to issue two classes of shares: The Investor Class and the Advisor Class. The shares outstanding prior to September 3, 1996, are designated as Investor Class shares. The two classes of shares differ principally in their respective shareholder servicing fees and distribution fees. All shares of the Fund represent an equal pro rata interest in the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on April 1, 1997. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Discounts and premiums are amortized daily on a straight-line basis.

Repurchase Agreements--The Fund may enter into repurchase agreements with institutions the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status--It is the policy of the Fund to distribute all taxable income and net capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions--Distributions from net investment income are declared daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., ACIS, and the Corporation's transfer agent, American Century Services Corporation.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


14   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for each class is 0.70% and 0.45% for the Investor Class and Advisor Class, respectively.

The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period April 1, 1997 (commencement of sale of Advisor class) through April 30, 1997, were $221.


Semiannual Report                             Notes to Financial Statements   15


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
3. Capital Share Transactions

There are 2,000,000,000 and 1,000,000,000 shares of the Investor Class and Advisor Class authorized for issuance, respectively. All shares are $0.01 par value. Transactions in shares of the Fund were as follows:

                                               Shares         Amount
                                                  (In Thousands)
INVESTOR CLASS Six Months Ended April 1, 1997:
Sold ...................................     1,294,912    $ 1,294,912
Issued in reinvestment of distributions         30,592         30,592
Redeemed ...............................    (1,469,532)    (1,469,532)
                                            ----------     ----------
Net increase ...........................      (144,028)   $  (144,028)
                                              ========    ===========

Year Ended October 31, 1996:
Sold ...................................     2,137,139    $ 2,137,139
Issued in reinvestment of distributions         64,608         64,608
Redeemed ...............................    (2,324,195)    (2,324,195)
                                            ----------     ----------
Net increase ...........................      (122,448)   $  (122,448)
                                              ========    ===========

ADVISOR CLASS
April 1, 1997(1) through April 30, 1997:
Sold ...................................           648    $       648
Issued in reinvestment of distributions              2              2
                                            ----------     ----------
Net increase ...........................           650    $       650
                                              ========    ===========
(1) Commencement of sale of the Advisor Class.

--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                     FORMER NAMES
Fund's Issuer:      American Century Mutual Funds, Inc.           Twentieth Century Investors, Inc.
Fund:               American Century - Benham Cash Reserve Fund   Cash Reserve
Parent Company:     American Century Companies, Inc.              Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.    Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation         Twentieth Century Services, Inc.


16   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS

 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                             Investor                                Advisor
                               Class                                  Class

                                       1997(1)     1996       1995       1994      1993(2)    1992(2)    1997(3)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .................  $1.00       $1.00      $1.00      $1.00        $1.00     $1.00      $1.00
                                       -----       -----      -----      -----        -----     -----      -----
Income From Investment Operations
  Net Investment Income .............   0.02        0.05       0.05       0.03         0.02      0.04       --
                                        ----        ----       ----       ----         ----      ----      -----
Distributions
  From Net Investment Income ........  (0.02)      (0.05)     (0.05)     (0.03)       (0.02)    (0.04)      --
                                        ----        ----       ----       ----         ----      ----      -----
Net Asset Value, End of Period ......  $1.00       $1.00      $1.00      $1.00        $1.00     $1.00      $1.00
                                       =====       =====      =====      =====        =====     =====      =====
  Total Return(4) ...................   2.40%       4.99%      5.38%      3.21%        2.30%     3.74%      0.37%

RATIOS/SUPPLEMENTAL RATIOS
Ratio of Expenses to
Average Net Assets .................. 0.70%(5)      0.70%      0.70%      0.80%        1.00%   0.98%(6)   0.95%(5)
Ratio of Net Investment Income
to Average Net Assets ............... 4.77%(5)      4.88%      5.27%      3.18%        2.30%      3.62%   4.70%(5)
Net Assets End
of Period (in thousands) ...........$1,203,720  $1,347,106  $1,469,546  $1,298,982 $1,256,012  $1,487,961    $650


(1)  Six months ended April 30, 1997 (unaudited).

(2) The data presented has been restated to give effect to a 100 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  April 1, 1997  (commencement  of sale of Advisor  Class)  through April 30,
     1997 (unaudited).

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Expenses are shown net of management fees waived by the manager for low-balance account fees collected during the period.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   17


                       SHARE CLASS AND RETIREMENT ACCOUNT
                                  INFORMATION

Share Classes

Until September 3, 1996, Cash Reserve issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

But increasing numbers of investors are purchasing fund shares through financial intermediaries who are ordinarily compensated for the additional services they provide. In September, American Century began to offer two classes of shares for Cash Reserve. One class is for investors who still buy directly from American Century, the other for investors who buy through financial intermediaries.

The original class of Cash Reserve shares is called the Investor Class. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may still be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

In addition, there is an Advisor Class, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares, which commenced sales on April 1, 1997, are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18 Share Class and Retirement Account Information   American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   19


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The Benham Group offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Cash Reserve is a money market fund that seeks to provide interest income by investing in a diversified portfolio of short-term money market securities. The fund must maintain a weighted average maturity of 90 days or less.

An investment in Cash Reserve is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

Comparative Indices

The following index is used in the report as a fund performance comparison. It is not an investment product available for purchase.

The 90-Day Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper category for Cash Reserve is:

Money Market Instrument Funds--funds that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.


PORTFOLIO MANAGEMENT TEAM
Senior Portfolio Manager            Bob Gahagan
Portfolio Managers                  Amy O'Donnell, Denise Tabacco


CREDIT RESEARCH TEAM
Credit Analysts                     Edward Grant, Tanya Fleischer,
                                    Michael Difley, Tom Vaiana,
                                    John Walsh
Associate Credit
Research Analysts                   Sudha Mani, Richard McClung


20   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 17.

Yields

o 7-day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Money Market Securities

o Asset-Backed Securities--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

o Certificates of Deposit (CDs)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time. Different types of CDs have different issuers. For example, Yankee CDs are issued by U.S. branches of foreign banks, and Eurodollar CDs are issued in London by Canadian, European and Japanese banks.

o Commercial Paper (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues. The maximum maturity for CP is 270 days, although most CP is issued in a one- to 50-day maturity range. CP rates generally track those of other widely traded money market instruments, such as Treasury bills and certificates of deposit, but they are also influenced by the maturity date and the size and credit rating of the issuer.

o Floating-Rate Notes (Floaters)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). Floaters are considered derivatives because they "derive" their interest rates from their designated base rates. However, floaters are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider floaters to be inappropriate investments for money market funds.

o U.S. Government Agency Notes--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years. Money market funds invest in these securities when they have remaining maturities of 13 months or less.


Semiannual Report                                                  Glossary   21


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.

9706           [recycled logo]
SH-BKT-8695       Recycled

                                SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 APRIL 30, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                    Balanced


[front cover]


                               TABLE OF CONTENTS

Report Highlights ...................................................... 1
Our Message to You ..................................................... 2
Period Overview ........................................................ 3
Performance & Portfolio Information .................................... 4
Management Q & A ....................................................... 5
Schedule of Investments ................................................ 8
Statement of Assets and Liabilities ....................................12
Statement of Operations ................................................13
Statements of Changes in Net Assets ....................................14
Notes to Financial Statements ..........................................15
Financial Highlights ...................................................19
Share Class and Retirement Account
   Information .........................................................21
Background Information
     Investment Philosophy and Policies ................................24
     Comparative Indices ...............................................24
     Fund Management Team Leaders ......................................24
Glossary ...............................................................25

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                          American Century Investments

      Benham                   American Century        Twentieth Century(R)
     Group(R)                       Group                     Group

  MONEY MARKET FUNDS          ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS

                                   Balanced


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments



                               REPORT HIGHLIGHTS

Period Overview

o The U.S. stock market produced widely divergent returns over the period. The S&P 500's 14.74% six-month total return continued a three-year trend of unusually strong performance by large-cap stocks. By contrast, the S&P MidCap 400 posted a 6.88% return, and the small-cap Russell 2000 returned just 1.61%. Factors that were in the S&P 500's favor included: investors seeking stability and liquidity; strong economic growth with low inflation; and the success of S&P 500 index funds.

o The shares of fast-growing mid- and small-cap growth companies didn't benefit from the factors that drove investors to the S&P 500. They lagged despite reporting strong earnings growth in many cases.

o U.S. bonds produced modest returns during the period. Rising interest rates caused bond prices to fall, but the interest income paid out to bondholders offset the price declines for the most part. Short-term securities, which usually suffer less price depreciation than longer term securities when interest rates are rising, were the best performers during the period.

Balanced

o Balanced's total return was 1.94%, reflecting the combined performance of the fund's stock and bond components. The fund's bond portfolio nearly matched the general performance of bonds during the period, but the fund's equity portfolio significantly underperformed the equity returns of its benchmark index.

This   underperformance   resulted   from  the  fund's   weighting  in  smaller,
faster-growing stocks, which declined sharply during the period.

o The fund's holdings in energy-related companies proved disappointing as oil and gas prices fell. The fund managers continue to like technology stocks due to their attractive earnings and revenue growth; however, their valuations were depressed during the period by skeptical investors and analysts who feared these companies could not sustain their growth rates.

o Management increased the equity portfolio's average market capitalization by adding more quality mid-cap stocks. The fund managers believe these securities will provide a measure of growth and also lend greater stability to the portfolio. In addition, management increased holdings in pharmaceutical companies to take advantage of a new cycle of product introductions.

o Balanced's bond portfolio performed as well as could be expected in a period that was not favorable for bonds. The portfolio team assumed a steady, conservative approach, keeping the port-folio's duration at or below the fund's neutral level for much of the period. This short duration proved to be a benefit in the relatively volatile interest rate environment.

o During the period, the difference in yields between corporate and Treasury bonds with similar maturities dropped to ten-year lows. Manage-ment reduced the fund's exposure to corporate bonds as they became less attractive in terms of yield.

             Balanced
         INVESTOR CLASS(1)
Total Returns:         AS OF 4/30/97
  6 Months                  1.94%(2)
  1 Year                      10.24%
Net Assets:             $852 million
  (As of 4/30/97)
Inception Date:             10/20/88
Ticker Symbol:                 TWBIX

(1) See Share Classes, page 21.
(2) Not annualized.


Many of the investment terms in this report are defined in the Glossary on page 25.


Semiannual Report                                       Report Highlights      1


                               OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

April 30,  1997,  marked the end of an  eventful  period for our company and the
Balanced fund. We entered 1997 with a new identity--AMERICAN CENTURY INVESTMENTS. American Century encompasses the skills, talents and resources brought together when Twentieth Century Mutual Funds and The Benham Group merged during 1995 and 1996.

Changing the company's name after being known as Twentieth Century Mutual Funds for almost 40 years was a significant step. Although our core investment disciplines remain unchanged, the combination of Twentieth Century and Benham allows us to bring you a full menu of nearly 70 funds. We've also introduced three new groups for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (aggressive growth and international equity funds). Balanced is part of the American Century Group because its investment approach--long-term growth with less volatility than our pure equity growth funds--matches key attributes of that group.

During the past six months, we also began to offer multiple classes of shares for many funds. These new share classes acknowledge the differences in the types of investors who invest in our funds and the growing role of financial advisors and financial institutions as a distribution channel for fund shares. Balanced now has three share classes--the Investor Class, designed for investors who buy directly from American Century, the Advisor Class, designed for investors who buy through certain financial intermediaries, and the Institutional Class, although no shares of this class have been sold yet.

Another part of serving investors is providing the best possible information regularly in a helpful format. Based on investors' feedback, we have redesigned our shareholder reports to include new features, such as a one-page report summary, a glossary, more charts and graphs, and expanded Management Q&A and background information sections. This report displays the new format.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers, Jr.                   /s/James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          President and Chief Executive Officer



2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. STOCK MARKET

The six-month period ended April 30, 1997, produced widely divergent returns for U.S. stock investors. In general, the shares of large companies (large-cap stocks), particularly relatively stable, industry-leading firms in the S&P 500, significantly outperformed the shares of faster-growing, smaller companies (mid- and small-cap stocks). Value stocks (shares of companies that are lower priced) generally outperformed growth stocks (those of companies demonstrating above-average earnings growth) as investors placed a higher premium on earnings stability than on earnings growth.

The S&P 500 typically represents the large-cap sector of the U.S. stock market. Many investors also use the index as a proxy for the U.S. market as a whole. The sustained advance of the S&P 500 was one of the key success stories of the period. The index posted a 14.74% total return during the six months, continuing a three-year trend of unusually strong large-cap performance. Factors that supported the S&P 500's performance included:

o Investors seeking predictable earnings and liquidity because they feared rising interest rates and an economic slowdown. The shares of large, well-known firms such as Johnson & Johnson and Microsoft rallied appreciably.

o  Favorable   economic   conditions  (robust  growth  and  low  inflation)  and
particularly strong earnings growth for large-cap companies.

o The popularity and success of S&P 500 index funds. With more investor dollars chasing stocks in the S&P 500, the prices of those shares rose much faster than the prices of mid- and small-cap stocks.


U.S. BOND MARKET

U.S. bonds produced modest returns during the period. Recent evidence of increasing wage pressures--which are often passed on to consumers in the form of higher prices--led the Federal Reserve (the Fed) to make a pre-emptive strike against inflation by raising short-term interest rates in March. The Fed raised its federal funds rate target (the overnight lending rate targeted for large loans between commercial banks) from 5.25% to 5.50%. Rising interest rates caused bond prices to fall, but the interest income paid out to bondholders offset the price declines for the most part. Short-term securities, which usually suffer less price depreciation than longer-term securities when interest rates are rising, were the best performers during the period. For example, the two-year Treasury note posted a 2.38% return for the six-month period, while the 30-year Treasury bond returned 0.74%.

[line graph - data below]

COMPARATIVE PERFORMANCE (Growth of $1.00)
For the six-month period ended April 30, 1997

             LEHMAN
          INTERMEDIATE
            GOVT/CORP                  BLENDED
           BOND INDEX     S&P 500       INDEX
Oct-96        $1.00        $1.00        $1.00
Nov-96        $1.04        $1.07        $1.05
Dec-96        $1.01        $1.06        $1.04
Jan-97        $1.06        $1.12        $1.08
Feb-97        $1.03        $1.13        $1.08
Mar-97        $0.99        $1.08        $1.05
Apr-97        $1.02        $1.15        $1.10

   S&P 500                             14.74%
   Blended Index                        9.52%
   Lehman Intermediate Govt/Corp
     Bond Index                         1.74%
SOURCE: LIPPER ANALYTICAL SERVICES, INC.


Semiannual Report                                         Period Overview      3


                      PERFORMANCE & PORTFOLIO INFORMATION

TOTAL RETURNS AS OF APRIL 30, 1997
                                                               AVERAGE ANNUAL RETURNS
                                 6 MONTHS       1 YEAR         3 YEARS         5 YEARS     LIFE OF FUND

INVESTOR CLASS (inception 10/20/88)
     Balanced                      1.94%        10.24%         11.42%           8.83%         11.71%
     Blended Index                 9.52%        17.64%         17.25%          12.95%        13.19%(1)

ADVISOR CLASS (inception 1/6/97)
     Balanced                                                                                 -0.57%
     Blended Index                                                                           1.72%(2)

(1) Return from 10/31/88, the date nearest the class's inception for which data are available.

(2) Return from 1/31/97, the date nearest the class's inception for which data are available.

See pages 21, 24 and 25 for more information about share classes, the Blended Index and returns.

[line graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND (Investor Class)

    VALUE ON 4/30/97
Blended Index     $29,863
Balanced $25,940

                                   BLENDED
                  BALANCED          INDEX
10/31/88           $10,000         $10,000
4/30/89            $10,620         $10,872
4/30/90            $12,060         $11,947
4/30/91            $14,585         $13,875
4/30/92            $16,992         $15,643
4/30/93            $17,345         $17,261
4/30/94            $18,747         $17,906
4/30/95            $20,025         $20,333
4/30/96            $23,530         $24,959
4/30/97            $25,940         $29,863

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structure (see the Total Returns table above).

The line representing Balanced's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the Blended Index does not.

[pie chart]

ASSET ALLOCATION (as of April 30, 1997)
   Common Stocks                          58%
   Corporate Bonds                        23%
   U.S. Treasury Securities                7%
   Mortgage & Asset-Backed Securities      6%
   Other                                   6%


4    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

An interview with Bruce Wimberly and Jeff Houston, two of the portfolio managers on the Balanced management team.

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 1997, the fund's total return was 1.94%, reflecting the combined performance of the fund's stock and bond portfolios. Stocks represent approximately 60% of the fund's assets, while the remaining assets are invested in bonds. Balanced's mix of stocks and bonds is designed to provide investors with a buffer in varying market and economic environments.

Unfortunately, the fund's small- and mid-cap stock holdings were out of favor, as discussed in the Period Overview on page 3, and its bond holdings also suffered as interest rates rose. For the period, the fund's stock portfolio returned 1.93%, compared with 14.74% for the S&P 500, while the bond portfolio returned 1.48%, compared to the 1.74% return posted by its benchmark index, the Lehman Intermediate Government/Corporate Bond Index. The fund's benchmark, the Blended Index, posted a 9.52% total return for the period. This index combines the S&P 500 Index and the Lehman Intermediate Government/Corporate Index in proportion to the asset mix of the fund.

WHY DID THE BLENDED INDEX OUTPERFORM THE FUND?

While the performance of the fund's bond portfolio nearly matched the returns of the bond portion of the index, the fund's stock portfolio significantly underperformed the stock returns of the index. The benchmark was heavily influenced by the exceptionally strong performance of the S&P 500, which represents 60% of the Blended Index. The S&P 500 reflects the performance of the U.S. stock market generally, but it has a large-capitalization bias. Company size was a significant factor in stock performance during the period, with large-cap stocks generally outperforming mid- and small-cap companies. This market trend worked against the fund, since we had purchased some attractive smaller-cap stocks late last year in an effort to improve the fund's performance. We think that blending these smaller, faster-growing companies with the fund's traditional holdings of

[bar chart - data below]

BALANCED's ONE-YEAR RETURNS OVER THE LIFE OF THE FUND
(Periods ending April 30)

                                   BLENDED
               BALANCED(1)          INDEX
4/89            6.20%(2)          8.72%(2)
4/90              13.56%             9.85%
4/91              20.94%            16.02%
4/92              16.50%            12.62%
4/93               2.08%            10.48%
4/94               8.09%             3.59%
4/95               6.81%            13.07%
4/96              17.51%            21.24%
4/97              10.24%            17.64%

This chart illustrates Balanced's returns since its inception and compares them with the Blended Index's returns. The fund's total returns include operating expenses, while the index's returns do not. See page 24 for a description of the index. Past performance is no guarantee of future results.

(1) Investor Class (2) Return from 10/31/88 (the date nearest the fund's inception date for which data are available) to 4/30/89.


Semiannual Report                                         Period Overview      5


                                MANAGEMENT Q & A

larger, blue-chip firms will enhance returns over time. This strategy meant Balanced was more heavily weighted in stocks of smaller, more aggressive companies than the S&P 500. The underperformance of these stocks, which were largely out of favor during the period, reduced the performance of the fund's stock portfolio below that of its the benchmark. We believe, however, that these holdings will reward us over time.

WHAT SPECIFIC STOCKS OR SECTORS OF THE MARKET HAD THE GREATEST IMPACT ON THE PERFORMANCE OF THE FUND'S STOCK PORTFOLIO?

Some energy-related and technology companies proved disappointing. In the energy sector, for example, Balanced was heavily weighted in the shares of several oil-drilling companies, including Global Marine and Falcon Drilling, which demonstrated impressive growth and whose stock appreciated steadily during the previous six months. We held on to these stocks because we expected to continue to benefit from increasing demand for new oil supplies. However, the stocks began sliding in mid-January as oil and gas prices fell.

We continue to like technology stocks because of the accelerating earnings many of these companies produce, but some sectors within the technology group struggled. For example, Balanced's 6% weighting in companies such as Western Digital and Applied Magnetics Corporation, which manufacture disk drives for computers, far exceeded the S&P 500's 1% weighting in this industry. These stocks tend to be very volatile in response to fluctuating levels of supply and demand. During the period, many of these companies continued to show strong earnings and revenue growth, but their valuations were depressed by skeptical investors and analysts who did not believe they could sustain their growth rates.

TOP TEN EQUITY HOLDINGS                % of equity portfolio
                                            As of           As of
                                            4/30/97        10/31/96
Western Digital Corp.                        4.3%             --
Warner-Lambert Co.                           4.1%            1.9%
General Electric Co.                         3.8%            2.9%
Intel Corp.                                  3.8%            4.3%
Johnson & Johnson                            3.6%            3.2%
Pfizer, Inc.                                 3.3%            2.8%
Lilly (Eli) & Co.                            3.1%            2.4%
Merck & Co., Inc.                            3.0%            2.3%
Chase Manhattan Corp.                        2.8%            1.9%
United Technologies Corp.                    2.8%            2.9%


TOP FIVE INDUSTRIES                    % of equity portfolio
                                            As of           As of
                                            4/30/97        10/31/96
Pharmaceuticals                              20.1%           15.9%
Electrical & Electronic Components           12.1%           5.0%
Energy (Production & Marketing)              8.3%            5.6%
Computer Peripherals                         8.2%             --
Diversified Companies                        7.7%            3.6%


WHAT CHANGES ARE YOU MAKING TO THE FUND'S STOCK PORTFOLIO?

We have increased the portfolio's market capitalization by adding more quality mid-cap stocks, which still provide a measure of growth while lending greater stability to the equity portion of the portfolio. For example, we have moved into some high-end, mid-cap retail names, such as Estee Lauder and Gucci, which are demonstrating strong earnings here in the U.S. and abroad. We're attracted to these companies because they are well managed, generate a strong cash flow and are expanding globally.

We've also bought some pharmaceutical companies, such as Eli Lilly and Pfizer, Inc., to take advantage of a new product cycle. Large-scale investment in research and development by drug companies is starting to result in many new products coming to the market. These new drugs, combined with the favorable demographic trends of the aging U.S. population, give us confidence that many companies in this industry should see share price appreciation.

We're reducing our concentrations in several sectors,


6    Performance & Portfolio Information            American Century Investments


                                MANAGEMENT Q & A

such as energy and technology, to provide broader diversification in the portfolio. By doing so we expect to reduce the impact of the fund's more volatile holdings.

HOW WAS THE FUND'S BOND PORTFOLIO POSITIONED DURING THE PERIOD?

The bond portion of the fund performed about as well as could be expected in a period that was not favorable for bonds. We assumed a defensive posture, keeping the portfolio's duration at or below the fund's neutral level for most of the period. The fund's relatively short duration was a benefit in the somewhat volatile interest rate environment of the past year. Rather than try to guess the direction of interest rates, we took a steady, conservative approach to managing the bond portion of fund.

We also continued to hold our positions in mortgage-backed securities, which were the top-performing fixed-income sector for the period. Mortgage-backed securities, with their relatively high yields, tend to perform best when interest rates are flat or moving within a fairly narrow band, as they were for most of the period.

HOW HAS THE LONG-RUNNING EXPANSION OF THE U.S. ECONOMY AFFECTED THE CORPORATE BOND MARKET?

Corporate bonds typically offer higher yields than Treasury debt to compensate investors for their increased risk. The difference in yields is known as the "spread." Spreads between corporate and Treasury bonds with similar maturities have fallen to ten-year lows. A vibrant U.S. economy has fueled this trend; the strong economy helped to improve corporate balance sheets, which translated into credit upgrades and higher prices for corporate debt. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds. Despite this improvement in credit quality, we reduced our corporate exposure during the period because the compression of spreads between corporate and Treasury securities has made corporate securities relatively less attractive. We've increased our exposure to Treasuries. However, if spreads widen, we would likely raise our exposure to corporate debt.

BALANCED'S FIXED-INCOME PORTFOLIO
                                        As of            As of
                                        4/30/97         10/31/96

PORTFOLIO SENSITIVITY TO INTEREST RATES

Weighted Average Maturity             6.28 years        6.1 years
Duration                              4.10 years        3.9 years

PORTFOLIO CREDIT QUALITY  % of fixed income portfolio
     (S&P Ratings)
AAA                                       41%              40%
AA                                        6%               7%
A                                         36%              37%
BBB                                       17%              16%
                                        ------           ------
                                         100%             100%
                                        ======           ======
See Glossary on page 25.


WHAT IS YOUR OUTLOOK FOR THE FUND'S BOND PORTFOLIO?

It is uncertain if the Federal Reserve's interest rate hike in March was an isolated event or the first in a series of moves. However, high levels of consumer confidence, a robust housing market and rising employment and wage growth all seem to argue for continued strong U.S. economic progress. Inflation has remained tame, but we are skeptical that prices can remain subdued with the economy growing at an annual rate of over 4%. Given that, we will continue to maintain the defensive posture of the fund's bond portfolio. Rather than try to guess the Fed's interest rate intentions, we'll continue to conservatively manage the portfolio's duration and average maturity.


Semiannual Report                                        Management Q & A      7


                            SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

SHARES                ($ IN THOUSANDS)                                 VALUE

COMMON STOCKS
Aerospace & Defense--3.5%
        440,000   BE Aerospace, Inc.(1)                              $10,752
         55,000   Boeing Co.                                           5,424
        180,000   United Technologies Corp.                           13,613
                                                                  ----------
                                                                      29,789
                                                                  ----------
BANKING--4.4%
        105,000   BankAmerica Corp.                                   12,272
        150,000   Chase Manhattan Corp.                               13,894
        100,000   Citicorp                                            11,262
                                                                  ----------
                                                                      37,428
                                                                  ----------
BIOTECHNOLOGY--0.3%
        165,000   Bio-Technology General Corp.(1)                      2,393
                                                                  ----------
BROADCASTING & MEDIA--2.4%
        226,700   Clear Channel Communications, Inc.(1)               10,995
        328,800   Outdoor Systems, Inc.(1)                             9,083
                                                                  ----------
                                                                      20,078
                                                                  ----------
COMPUTER PERIPHERALS--4.8%
        360,000   Applied Magnetics Corp.(1)                           9,045
        400,000   Read-Rite Corp.(1)                                  10,375
        340,000   Western Digital Corp.(1)                            20,952
                                                                  ----------
                                                                      40,372
                                                                  ----------
COMPUTER SOFTWARE & SERVICES--3.6%
        154,600   BMC Software, Inc.(1)                                6,677
        270,000   Compuware Corp.(1)                                  10,192
        300,000   Electronics for Imaging, Inc.(1)                    11,737
         50,000   Oracle Systems Corp.(1)                              1,991
                                                                  ----------
                                                                      30,597
                                                                  ----------
COMPUTER SYSTEMS--2.0%
       140,000    Compaq Computer Corp.(1)                            11,953
       165,000    Sun Microsystems, Inc.(1)                            4,754
                                                                  ----------
                                                                      16,707
                                                                  ----------
CONSUMER PRODUCTS--3.9%
         90,000   Avon Products, Inc.                                  5,546
        150,000   Estee Lauder Companies, Inc.                         6,863
        130,000   Gillette Company                                    11,050
         75,000   Procter & Gamble Co. (The)                           9,431
                                                                  ----------
                                                                      32,890
                                                                  ----------

SHARES                 ($ IN THOUSANDS)                                VALUE

DIVERSIFIED COMPANIES--4.4%
        170,000   General Electric Co.                               $18,849
       135,000    Honeywell Inc.                                       9,534
       100,000    Johnson Controls, Inc.                               3,837
       145,100    U.S. Industries, Inc.(1)                             5,242
                                                                  ----------
                                                                      37,462
                                                                  ----------
ELECTRICAL & ELECTRONIC
COMPONENTS--7.0%
       145,000    Altera Corp.(1)                                      7,187
       120,000    Intel Corp.                                         18,375
       280,000    KLA Instruments Corp.(1)                            12,477
       275,000    LSI Logic Corp.(1)                                  10,519
       200,000    Phillips Electronics N.V.                           10,700
                                                                  ----------
                                                                      59,258
                                                                  ----------
ENERGY (PRODUCTION & MARKETING)--4.8%
        135,000   Diamond Offshore Drilling, Inc.(1)                   8,691
         70,000   Energy Ventures, Inc.(1)                             4,681
        351,300   Falcon Drilling Co. Inc.(1)                         13,437
        425,000   Global Marine Inc.(1)                                8,553
        325,000   Tubos de Acero de Mexico, S.A. ADR(1)                5,322
                                                                  ----------
                                                                      40,684
                                                                  ----------
ENVIRONMENTAL SERVICES--0.3%
         90,000   USA Waste Services, Inc.(1)                          2,948
                                                                  ----------
FINANCIAL SERVICES--0.5%
        100,000   Federal National Mortgage Association                4,113
                                                                  ----------
FOOD & BEVERAGE--0.6%
        175,000   Panamerican Beverages Inc.                           5,075
                                                                  ----------
HEALTHCARE--0.7%
        120,000   Cardinal Health, Inc.                                6,390
                                                                  ----------
INSURANCE--2.3%
        225,000   Conseco Inc.                                         9,309
        230,000   SunAmerica, Inc.                                    10,580
                                                                  ----------
                                                                      19,889
                                                                  ----------
PHARMACEUTICALS--11.6%
        110,000   American Home Products Corp.                         7,288
        290,000   Johnson & Johnson                                   17,763
        170,000   Lilly (Eli) & Co.                                   14,939
        160,000   Merck & Co., Inc.                                   14,480
          5,653   Novartis ORD                                         7,463

See Notes to Financial Statements


8    Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

SHARES/PRINCIPAL AMOUNT        ($ IN THOUSANDS)                        VALUE

        170,000   Pfizer, Inc.                                       $16,320
        205,000   Warner-Lambert Co.                                  20,090
                                                                  ----------
                                                                      98,343
                                                                  ----------
RETAIL (APPAREL)--0.6%
         75,000   Gucci Group N.V.                                     5,203
                                                                  ----------

TOTAL COMMON STOCKS--57.7%                                           489,619
                                                                  ----------
   (Cost $399,980)

U.S. TREASURY SECURITIES
        $12,350   U.S. Treasury Notes,
                    6.125%, 3/31/98                                   12,377
          5,000   U.S. Treasury Notes,
                    6.00%, 9/30/98                                     4,992
          4,075   U.S. Treasury Notes,
                    7.75%, 2/15/01                                     4,242
          2,000   U.S. Treasury Notes,
                    6.625%, 6/30/01                                    2,005
         12,500   U.S. Treasury Notes,
                    5.75%, 8/15/03                                    11,930
          2,050   U.S. Treasury Notes,
                    5.875%, 2/15/04                                    1,962
          4,000   U.S. Treasury Notes,
                    7.25%, 5/15/04                                     4,125
          5,000   U.S. Treasury Notes,
                    7.25%, 8/15/04                                     5,158
          3,800   U.S. Treasury Notes,
                    7.00%, 7/15/06                                     3,863
          4,300   U.S. Treasury Notes,
                    6.25%, 2/15/07                                     4,159
          6,500   U.S. Treasury Bonds,
                    7.625%, 2/15/25                                    6,961
                                                                  ----------

TOTAL U.S. TREASURY SECURITIES--7.3%                                  61,774
                                                                  ----------
   (Cost $62,364)

MORTGAGE-BACKED SECURITIES(2)
            239   FHLMC Series 1239--
                    EPAC REMIC, 6.80%, 1/15/16                           239
            909   FHLMC Series 106--
                    EPAC REMIC, 6.95%, 12/15/20                          908
          2,000   FHLMC Series 77--
                    HPAC REMIC, 8.50%, 9/15/20                         2,113
          7,489   FNMA Pool #050985,
                    6.00%, 3/1/00                                      7,191

PRINCIPAL AMOUNT           ($ IN THOUSANDS)                            VALUE

         $  387   FNMA 89 Series 85--
                    DPAC REMIC, 7.60%, 5/25/18                          $388
          1,597   FNMA 90 Series 98--
                    HPAC REMIC, 7.50%, 10/25/19                        1,600
          8,151   FNMA Pool #250627,
                    8.00%, 7/1/26                                      8,283
          7,291   GNMA Pool #002202,
                    7.00%, 4/20/26                                     7,042
                                                                  ----------

TOTAL MORTGAGE-BACKED SECURITIES--3.3%                                27,764
                                                                  ----------
   (Cost $27,876)

ASSET-BACKED SECURITIES(2)
          3,750   FNMA Whole Loan, Series 1995-W1,
                    Class A6, 8.10%, 4/25/25                           3,862
          5,000   First Merchants Auto Receivables
                    Corp., Series 1996-B, Class A2,
                    6.80%, 5/15/01                                     5,038
          5,000   NationsBank Auto Owner Trust,
                    Series 1996-A, Class B1,
                    6.75%, 6/15/01                                     5,029
          5,000   Premier Auto Trust, Series 1996-4,
                    Class CTFS, 6.65%, 8/6/02                          4,966
          3,000   Union Acceptance Corp., Series
                    1996-D, Class A3, 6.30%, 1/8/04                    2,944
          4,350   United Companies Financial Corp.,
                    Series 1996-D1, Class A4,
                    6.776%, 2/15/16                                    4,298
                                                                  ----------
TOTAL ASSET-BACKED SECURITIES--3.1%                                   26,137
                                                                  ----------
   (Cost $26,133)

CORPORATE BONDS
AUTOMOBILES & AUTO PARTS--2.1%
          6,500   Ford Motor Credit Corp.,
                    6.75%, 5/15/05                                     6,289
          7,000   General Motors Acceptance Corp.,
                    MTN, 6.375%, 10/12/99                              6,974
          5,000   General Motors Acceptance Corp.,
                    MTN, 5.45%, 2/22/00                                4,831
                                                                  ----------
                                                                      18,094
                                                                  ----------
BANKING--4.3%
          4,000   Capital One Financial Corp.,
                    8.125%, 3/1/00                                     4,100

See Notes to Financial Statements


Semiannual Report                                 Schedule of Investments      9


                            SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

PRINCIPAL AMOUNT             ($ IN THOUSANDS)                          VALUE

         $2,000   Citicorp, MTN, 7.125%, 9/1/05                       $1,987
          5,000   First Union Corp., 8.77%, 11/15/04                   5,219
          1,200   MBNA Corp., 6.875%, 6/1/05                           1,159
          4,730   National Bank of Canada, 8.125%,
                    8/15/04                                            4,961
          5,150   NationsBank Capital Trust III,
                    VRN, 6.37%, 1/15/07,  resets
                    quarterly off the 3-month LIBOR
                    plus 0.55% with no caps, final
                    maturity 1/15/27                                  5,013
          4,000   National Westminster Bank PLC, VRN,
                    7.75%, 10/16/07, resets semi-
                    annually off the 6-month LIBOR
                    plus 1.45% with no caps, final
                    maturity 4/29/49                                   4,050
          5,000   NationsBank Corp., 6.875%, 2/15/05                   4,881
          5,150   Santander Financial Issuances Ltd.,
                    7.00%, 4/1/06                                      5,041
                                                                  ----------
                                                                      36,411
                                                                  ----------
COMMUNICATIONS SERVICES--1.4%
          3,000   GTE South, 7.25%, 8/1/02                             3,045
          1,500   Tele-Communications, Inc., 8.25%,
                    1/15/03                                            1,523
          7,000   WorldCom, Inc., 7.75%, 4/1/07                        6,991
                                                                  ----------
                                                                      11,559
                                                                  ----------
DIVERSIFIED COMPANIES--0.6%
          5,000   Hanson Overseas BV, 6.75%,
                    9/15/05                                            4,831
                                                                  ----------
FINANCIAL SERVICES--5.4%
          4,000   Associates First Capital Corp.,
                    6.75%, 7/15/01                                     3,980
          2,000   Comdisco, Inc., 6.375%, 11/30/01                     1,947
          5,000   Deutsche Bank AG, 6.70%,
                    12/13/06                                           4,800
          5,000   First USA, Inc., 7.00%, 8/20/01                      4,975
          3,000   Greyhound Financial Corp., 6.75%,
                    3/25/99                                            3,011
          3,000   Lehman Brothers, Inc., 5.75%,
                    11/15/98                                           2,970
          6,000   Lehman Brothers Holdings, Inc.,
                    6.625%, 11/15/00                                   5,940
          3,000   Money Store Inc. (The), 8.05%,
                    4/15/02                                            3,030

PRINCIPAL AMOUNT           ($ IN THOUSANDS)                            VALUE

         $6,000   Norwest Financial, Inc., 6.25%,
                    11/1/02                                           $5,850
          4,750   Salomon Brothers Inc., 6.50%,
                    3/1/00                                             4,697
          5,000   Travelers/Aetna Property Casualty
                    Corp., 6.75%, 4/15/01                              4,969
                                                                  ----------
                                                                      46,169
                                                                  ----------
INDUSTRIAL EQUIPMENT & MACHINERY--0.5%
          4,750   Anixter International Inc., 8.00%,
                    9/15/03                                            4,792
                                                                  ----------
INSURANCE--1.6%
          5,000   Aetna Services Inc., 6.75%,
                    8/15/01                                            4,975
          3,750   Nationwide Mutual Insurance Co.,
                    6.50%, 2/15/04
                    (Acquired 2/9/96, Cost $3,781)(3)                  3,581
          5,000   Underwriters Reinsurance Co.,
                    7.875%, 6/30/06
                    (Acquired 8/6/96, Cost $5,156)(3)                  5,119
                                                                  ----------
                                                                      13,675
                                                                  ----------
PUBLISHING--0.7%
          5,750   Time Warner Inc., 8.11%, 8/15/06                     5,872
                                                                  ----------
REAL ESTATE--1.4%
          6,800   Price REIT, Inc. (The), 7.25%,
                    11/1/00                                            6,792
          5,000   Spieker Properties, Inc., 6.80%,
                    12/15/01                                           4,937
                                                                  ----------
                                                                      11,729
                                                                  ----------
RETAIL (GENERAL MERCHANDISE)--0.9%
          2,500   Dayton Hudson Corp., 9.25%,
                    3/1/06                                             2,669
          4,500   Sears, Roebuck & Co., MTN, 8.23%,
                    10/21/04                                           4,770
                                                                  ----------
                                                                       7,439
                                                                  ----------
TOBACCO PRODUCTS--1.7%
          6,550   Philip Morris Companies Inc., 6.80%,
                    12/1/03                                            6,370
          5,500   Philip Morris Companies Inc., 6.95%,
                    6/1/06                                             5,493
          2,175   RJR Nabisco, Inc., 8.75%, 4/15/04                    2,213
                                                                  ----------
                                                                      14,076
                                                                  ----------

See Notes to Financial Statements


10   Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

APRIL 30, 1997 (UNAUDITED)

PRINCIPAL AMOUNT          ($ IN THOUSANDS)                             VALUE

UTILITIES--1.9%
         $6,750   China Light & Power Co. Ltd., 7.50%,
                    4/15/06                                           $6,758
          2,000   Kansas Power & Light Co., 8.875%,
                    3/1/00                                             2,097
          5,600   Public Service Electric & Gas Co.,
                    6.00%, 5/1/00                                      5,474
          2,000   Texas Utilities Electric Co., 8.125%,
                    2/1/02                                             2,087
                                                                  ----------
                                                                      16,416
                                                                  ----------
TOTAL CORPORATE BONDS--22.5%                                         191,063
                                                                  ----------
   (Cost $188,339)

SOVEREIGN GOVERNMENTS & AGENCIES
          6,000   Hydro-Quebec, MTN, 7.02%,
                    3/23/05                                            5,917
          4,125   Korea Development Bank, 6.50%,
                    11/15/02                                           4,001
          5,000   Korea Electric Power, 6.375%,
                    12/1/03                                            4,813
                                                                  ----------

TOTAL SOVEREIGN GOVERNMENTS
& Agencies--1.7%                                                      14,731
                                                                  ----------
   (Cost $18,692)

TEMPORARY CASH INVESTMENTS(4)
         $18,700 par value FHLB Discount Note,
         5.34%, 5/1/97                                                18,700

         Repurchase Agreement, J.P. Morgan Securities,
         Inc., (U.S. Treasury obligations), in a joint
         trading account at 5.375%, dated 4/30/97,
         due 5/1/97 (Delivery value $18,303)                          18,300
                                                                  ----------

TOTAL TEMPORARY CASH INVESTMENTS--4.4%                                37,000
                                                                  ----------
   (Cost $37,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $848,088
                                                                  ==========
   (Cost $760,384)


FORWARD FOREIGN CURRENCY CONTRACTS

      Contract         Settlement                    Unrealized
       to Sell            Date           Value          Gain
     ----------------- -------------- ------------ -------------
      8,524,724  CHF     6/30/97        $5,834           $15
                                      ============ =============
(Value on Settlement Date $5,849)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

Resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

ORD = Foreign Ordinary Share

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective April 30, 1997.

(1)  Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1997, was $8,700,000, which represented 1.0% of net assets.

(4) The rates for U.S. Government Agency discount notes are the yield to maturity at April 30, 1997.

See Notes to Financial Statements


Semiannual Report                                 Schedule of Investments     11


                      STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997 (UNAUDITED)

ASSETS                         ($ in Thousands Except for Per-Share Amounts)

Investment securities, at value
     (identified cost of $760,384) (Note 3) ...................     $848,088
Cash ..........................................................          178
Receivable for forward foreign currency contract ..............           15
Receivable for investments sold ...............................       14,216
Receivable for capital shares sold ............................          213
Dividends and interest receivable .............................        5,088
                                                                ------------
                                                                     867,798
                                                                ------------

LIABILITIES

Disbursements in excess of demand deposit cash ................        1,546
Payable for investments purchased .............................        6,910
Payable for capital shares redeemed ...........................        3,507
Accrued management fees (Note 2) ..............................          692
Distribution fees payable (Note 2) ............................            1
Service fees payable (Note 2) .................................            1
Other liabilities .............................................            3
                                                                ------------
                                                                      12,660
                                                                ------------
Net Assets ....................................................     $855,138
                                                                ============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .......................     $724,392
Undistributed net investment income ...........................        1,870
Accumulated net realized gain on investment
     and foreign currency transactions ........................       41,160
Net unrealized appreciation on investments
     and translation of assets and
     liabilities in foreign currencies (Note 3) ...............       87,716
                                                                ------------
                                                                    $855,138
                                                                ============
INVESTOR CLASS ($ AND SHARES IN FULL)
Net assets .................................................... $851,652,189
Shares outstanding ............................................   49,194,260
Net asset value per share .....................................       $17.31

ADVISOR CLASS ($ AND SHARES IN FULL)
Net assets ....................................................   $3,486,144
Shares outstanding ............................................      201,464
Net asset value per share .....................................       $17.30

See Notes to Financial Statements


12   Statement of Assets and Liabilities            American Century Investments


                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                           ($ in Thousands)

INCOME:
Interest ........................................................    $11,941
Dividends (net of foreign taxes withheld of $21) ................      2,087
                                                                  ----------
                                                                      14,028
                                                                  ----------
EXPENSES (NOTE 2):
Management fees .................................................      4,358
Distribution fees--Advisor Class ................................          2
Shareholder service fees--Advisor Class .........................          2
Directors' fees and expenses ....................................          6
                                                                  ----------
                                                                       4,368
                                                                  ----------

NET INVESTMENT INCOME ...........................................      9,660
                                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

NET REALIZED GAIN ON:
Investments .....................................................     40,539
Foreign currency transactions ...................................        794
                                                                  ----------
                                                                      41,333
                                                                  ----------

Change in net unrealized appreciation (depreciation) on:
Investments .....................................................   (33,742)
Translation of assets and liabilities in foreign currencies .....         13
                                                                  ----------
                                                                    (33,729)
                                                                  ----------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS .............................................      7,604
                                                                  ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .......................................    $17,264
                                                                  ==========

See Notes to Financial Statements


Semiannual Report                                 Statement of Operations     13


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
AND YEAR ENDED OCTOBER 31, 1996

INCREASE (DECREASE) IN NET ASSETS                        1997             1996

OPERATIONS                                                    ($ in Thousands)

Net investment income ..............................   $9,660          $21,381
Net realized gain on investments
     and foreign currency transactions .............   41,333           66,241
Change in net unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     in foreign currencies ......................... (33,729)           24,176
                                                   ----------       ----------
Net increase in net assets resulting
     from operations ...............................   17,264          111,798
                                                   ----------       ----------


DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
     Investor Class ................................ (10,691)         (21,812)
     Advisor Class .................................     (11)              --
From net realized gains from investment transactions:

     Investor Class ................................ (64,787)         (46,792)

     Advisor Class .................................      --                --
                                                   ----------       ----------

Decrease in net assets from distributions .......... (75,489)         (68,604)
                                                   ----------       ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital
     share transactions ............................   34,195           20,404
                                                   ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS .............. (24,030)           63,598

NET ASSETS

Beginning of period ................................  879,168          815,570
                                                   ----------       ----------

End of period ...................................... $855,138         $879,168
                                                   ==========       ==========

Undistributed net investment income ................   $1,870           $2,912
                                                   ==========       ==========

See Notes to Financial Statements


14   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION---American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Balanced Fund (the Fund) is one of the seventeen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth and current income. It is management's intention to maintain approximately 60% of the Fund's assets in common stocks and the remainder in bonds and other fixed income securities. On September 3, 1996, the Fund implemented a multiple class structure whereby the Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on January 6, 1997. Sale of the Institutional Class had not commenced as of April 30, 1997. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS---Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS---Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME---Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

FOREIGN CURRENCY TRANSACTIONS---The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS---The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS---The Fund may enter into repurchase agreements with institutions the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.


Semiannual Report                           Notes to Financial Statements     15


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS---It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS---Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

SUPPLEMENTARY INFORMATION---Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., ACIS, and the Corporation's transfer agent, American Century Services Corporation.

USE OF ESTIMATES---The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class, as described in the respective prospectus. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class and 0.75% for the Advisor Class.

The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the six months ended April 30, 1997, were $4,510.


16   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased (excluding short-term investments) for the six months ended April 30, 1997, totaled $372,853,132 for common stocks, $71,476,450 for U.S. Treasury and Agency obligations, and $85,758,513 for other debt obligations. Proceeds from investment securities sold (excluding short-term investments) totaled $402,686,136 for common stocks, $99,215,532 for U.S. Treasury and Agency obligations, and $70,735,044 for other debt obligations.

As of April 30, 1997, accumulated net unrealized appreciation for Balanced was $87,559,121, based on the aggregate cost of investments of $760,528,603 for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $101,305,968 and unrealized depreciation of $13,746,847.

--------------------------------------------------------------------------------
4. Capital Share Transactions

There are 100,000,000 shares of the Investor Class and 50,000,000 shares of the Advisor Class authorized for issuance. All shares are $0.01 par value. Transactions in shares of the Fund were as follows:

                                    BALANCED
                                                   Shares            Amount

INVESTOR CLASS                                          (In Thousands)

SIX MONTHS ENDED APRIL 30, 1997:
Sold ...........................................     7,549          $134,277
Issued in reinvestment of distributions ........     4,253            74,226
Redeemed .......................................  (10,012)         (177,847)
                                                ----------        ----------
Net increase ...................................     1,790           $30,656
                                                ==========        ==========

YEAR ENDED OCTOBER 31, 1996:
Sold ...........................................    11,553          $202,311
Issued in reinvestment of distributions ........     3,994            67,547
Redeemed .......................................  (14,226)         (249,454)
                                                ----------        ----------
Net increase ...................................     1,321           $20,404
                                                ==========        ==========

ADVISOR CLASS

JANUARY 6, 1997(1) THROUGH APRIL 30, 1997:
Sold ...........................................       203            $3,556
Issued in reinvestment of distributions ........         1                11
Redeemed .......................................       (2)              (28)
                                                ----------        ----------
Net increase ...................................       202            $3,539
                                                ==========        ==========

(1)  Commencement of sale of the Advisor Class.


Semiannual Report                           Notes to Financial Statements     17


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
5. CORPORATE EVENTS

The following name changes became effective January 1, 1997:

                     NEW NAMES                                           FORMER NAMES
                     --------------------------------------------------------------------------------------
FUNDS' ISSUER:       American Century Mutual Funds, Inc.                 Twentieth Century Investors, Inc.
FUND:                American Century Balanced Fund                      Balanced Investors
PARENT COMPANY:      American Century Companies, Inc.                    Twentieth Century Companies, Inc.
DISTRIBUTOR:         American Century Investment Services, Inc.          Twentieth Century Securities, Inc.
TRANSFER AGENT:      American Century Services Corporation               Twentieth Century Services, Inc.

18   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                                 INVESTOR CLASS

                                                     For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                                                   1997(1)        1996       1995       1994       1993       1992

PER-SHARE DATA
Net Asset Value, Beginning of Period ...........................    $18.55      $17.70     $15.94    $16.52      $14.89     $15.11
                                                                 ---------    --------   --------   --------    -------    -------
Income From Investment Operations
     Net Investment Income .....................................   0.20(2)     0.44(2)    0.48(2)       0.42       0.38       0.33
     Net Realized and Unrealized Gain (Loss)
     on Investment Transactions ................................      0.16        1.88       2.03     (0.58)       1.62     (0.23)
                                                                 ---------    --------   --------   --------    -------    -------
     Total From Investment Operations ..........................      0.36        2.32       2.51     (0.16)       2.00       0.10
                                                                 ---------    --------   --------   --------    -------    -------
Distributions
     From Net Investment Income ................................    (0.22)      (0.46)     (0.48)     (0.42)     (0.37)     (0.32)
     From Net Realized Gains on Investment Transactions ........    (1.38)      (1.01)     (0.27)         --         --         --
                                                                 ---------    --------   --------   --------    -------    -------
     Total Distributions .......................................    (1.60)      (1.47)     (0.75)     (0.42)     (0.37)     (0.32)
                                                                 ---------    --------   --------   --------    -------    -------
Net Asset Value, End of Period .................................    $17.31      $18.55     $17.70     $15.94     $16.52     $14.89
                                                                 =========    ========   ========   ========    =======    =======
     Total Return(3) ...........................................     1.94%      14.04%     16.36%    (0.93)%     13.64%      0.63%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............  1.00%(4)       0.99%      0.98%      1.00%      1.00%      1.00%
Ratio of Net Investment Income to Average Net Assets ...........  2.22%(4)       2.50%      2.90%      2.70%      2.40%      2.40%
Portfolio Turnover Rate ........................................       63%        130%        85%        94%        95%       100%
Average Commission Paid per Investment Security Traded .........   $0.0352     $0.0400    $0.0390      --(5)      --(5)      --(5)
Net Assets, End of Period (in millions) ........................      $852        $879       $816       $704       $706       $654

(1)  Six months ended April 30, 1997 (unaudited).
(2)  Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)  Annualized.
(5) Disclosure of average commission paid per investment security traded was not required prior to the year ended October 31, 1995.

See Notes to Financial Statements


Semiannual Report                                    Financial Highlights     19


                              FINANCIAL HIGHLIGHTS
                                 ADVISOR CLASS

For a Share Outstanding Throughout the Period Indicated

                                                                      1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...............................   $17.46
                                                                    ---------
Income From Investment Operations
     Net Investment Income .........................................  0.11(2)
     Net Realized and Unrealized Loss
     on Investment Transactions ....................................   (0.21)
                                                                    ---------
     Total From Investment Operations ..............................   (0.10)
                                                                    ---------
Distributions
     From Net Investment Income ....................................   (0.06)
                                                                    ---------
Net Asset Value, End of Period .....................................   $17.30
                                                                    =========
     Total Return(3) ...............................................  (0.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .................. 1.25%(4)
Ratio of Net Investment Income to Average Net Assets ............... 1.99%(4)
Portfolio Turnover Rate ............................................      63%
Average Commission Paid per Investment Security Traded .............  $0.0352
Net Assets, End of Period (in thousands) ...........................   $3,486

(1) January 6, 1997 (commencement of sale of Advisor Class) through April 30, 1997 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


20   Financial Highlights                           American Century Investments


                           SHARE CLASS AND RETIREMENT
                              ACCOUNT INFORMATION

SHARE CLASSES

Until September 3, 1996, Balanced issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

But increasing numbers of investors are purchasing fund shares through financial intermediaries who are ordinarily compensated for the additional services they provide. In September, American Century began to offer three classes of shares for Balanced. One class is for investors who still buy directly from American Century, one is for investors who buy through financial intermediaries, and the third class is for large institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds.

The original class of Balanced shares is called the Investor Class. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

The third class, the Institutional Class, had not been sold as of April 30, 1997.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report          Share Class and Retirement Account Information     21


                                     NOTES


22   Notes                                          American Century Investments


                                     NOTES


Semiannual Report                                                   Notes     23


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

The American Century Group consists of moderate risk and specialty funds including conservative equity, balanced, asset allocation, gold, natural resources, utilities and real estate funds. In general, aside from the specialty funds which have unique risks, this fund group is for investors seeking core portfolio holdings in the middle ground between aggressive stock funds and money market and bond funds.

AMERICAN CENTURY BALANCED's investment philosophy focuses on four important principles:

We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

For the equity portfolio, the management team seeks to own highly successful companies, which we define as those whose earnings and revenues are growing at accelerating rates.

For the fixed-income portfolio, "quality first" is the rule. The management team
seeks  only  investment-grade   bonds--those  rated  in  the  top  four  quality
categories by nationally recognized statistical organizations.

Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

The fund seeks to provide long-term growth with less volatility than funds that are 100% invested in growth stocks. The fund keeps about 60% of its assets in the stocks of firms with accelerating growth rates. Under normal market conditions, the remaining assets are held in quality intermediate-term bonds.

COMPARATIVE INDICES

The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond Indices, which are composed of U.S. government, Treasury and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

The S&P 500 is a capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

FUND MANAGEMENT TEAM LEADERS

  EQUITY PORTFOLIO:
  Portfolio Manager        Jim Stowers III
  Portfolio Manager        Bruce Wimberly

  FIXED-INCOME PORTFOLIO:
  Portfolio Manager        Bud Hoops
  Portfolio Manager        Jeff Houston


24   Background Information                         American Century Investments


                                    GLOSSARY

FIXED INCOME TERMS

o CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

o DURATION is a measure of the sensitivity of a fixed income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

o STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the U.S. (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

o WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed income portfolio to interest rate changes, indicates the average time until the principal in the portfolio is expected to be repaid, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 19.

EQUITY TERMS

o BLUE-CHIP STOCKS---generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS---generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS---generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") Stocks---generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS---generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o PRICE/EARNINGS (P/E) RATIO---a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS---generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

o VALUE STOCKS---generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


Semiannual Report                                                Glossary     25


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9706           [recycled logo]
SH-BKT-8636       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 April 30, 1997

                                     BENHAM
                                     GROUP

                            Limited-Term Tax-Exempt
                          Intermediate-Term Tax-Exempt
                              Long-Term Tax-Exempt

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Municipal Credit Review..................................... 4
Limited-Term Tax-Exempt
     Performance & Portfolio Information.................... 5
     Management Q & A....................................... 6
     Schedule of Investments................................ 9
     Financial Highlights...................................30
Intermediate-Term Tax-Exempt
     Performance & Portfolio Information....................11
     Management Q & A.......................................12
     Schedule of Investments................................15
     Financial Highlights...................................31
Long-Term Tax-Exempt
     Performance & Portfolio Information....................18
     Management Q & A.......................................19
     Schedule of Investments................................22
     Financial Highlights...................................32
Statements of Assets and Liabilities........................25
Statements of Operations....................................26
Statements of Changes in Net Assets.........................27
Notes to Financial Statements...............................28
Background Information
     Investment Philosophy & Policies.......................36
     Comparative Indices....................................36
     Lipper Rankings........................................36
     Portfolio Management Team..............................36
Glossary....................................................37

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  merican Century Investments--Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS               U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS        INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

Limited-TermTax-Exempt
   Intermediate-Term
      Tax-Exempt
 Long-Term Tax-Exempt


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy grew vigorously during the six months ended April 30, 1997, while inflation remained relatively subdued.

o Uncertainty about the strength of the U.S. economy caused shifting expectations for the direction of interest rates, limiting gains for municipal bonds.

o Concerned that robust economic growth would foster a faster rate of inflation, the Federal Reserve raised short-term interest rates in March.

o With the possibility of higher interest rates on the horizon, municipal bond yields ended the six months at their highest levels for the period.

Municipal Credit Review

o Municipal credit quality continued to improve, partially because of favorable U.S. economic conditions.

o The number of credit upgrades has continued to improve over the last few years; however, that trend has been slowing in recent months.

Limited-Term Tax-Exempt

o The fund's return reflected the bearish environment that prevailed during the first four months of 1997.

o In mid-March we began adjusting the fund's average maturity to better reflect the change in the fund's name and investment policies that took place on March 1.

o Looking forward, we will likely maintain the fund's bullet structure as an added precaution in case rates move sharply higher.

Intermediate-Term Tax-Exempt

o Reflecting the bearish environment that prevailed during the first four months of 1997, the fund posted modest returns.

o Though we made only slight adjustments to the fund's average maturity, we shifted the fund toward more of a bullet structure.

o Going forward, we will continue to utilize our strong credit research team to add securities that we believe will appreciate in value.

Long-Term Tax-Exempt

o For the six-month period, the fund essentially matched the average return of its peers and slightly trailed the return of its benchmark.

o Choosing a more conservative approach, we maintained the fund's duration (a measure of interest rate sensitivity) in a relatively narrow range around our benchmark.

o Going forward, we will likely keep the fund conservatively positioned in case rates continue to rise.

                                  Limited-Term
                           Total Returns:AS OF 4/30/97
                             6 Months         1.45%*
                             1 Year           3.87%
                            Net Assets:$45.6 million
                            (AS of 4/30/97)
                           Inception Date:      3/1/93
                           Ticker Symbol:   TWTSX

                                Intermediate-Term
                           Total Returns:AS OF 4/30/97
                             6 Months         1.50%*
                             1 Year           4.85%
                            Net Assets:$72.2 million
                            (AS of 4/30/97)
                           Inception Date:      3/2/87
                           Ticker Symbol:   TWTIX

                                   Long-Term
                           Total Returns:AS OF 4/30/97
                             6 Months         1.63%*
                             1 Year           7.10%
                            Net Assets:$56.3 million
                            (AS of 4/30/97)
                           Inception Date:      3/2/87
                           Ticker Symbol:   TWTLX

                           * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 37.


Semiannual Report                                         Report Highlights    1

                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

April 30, 1997, marked the end of an eventful period for our company and U.S. municipal bond markets. Though municipal bond returns were modest for the six-month period, they exceeded those of Treasury securities as accelerating first-quarter economic growth sent bond yields higher. In the following pages, our investment management team provides further details about the market and how your fund was managed during the period.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (aggressive growth and international equity funds). The Tax-Exempt Bond funds have joined the Benham Group because their investment goals match key attributes of that group.

By now, you should have received a proxy statement and ballot that proposes several changes to your fund. In order to streamline and simplify our list of fund offerings, we are proposing to merge several funds whose characteristics and investment objectives are very similar or identical. The proxy statement includes proposals to merge the Intermediate-Term Tax-Exempt fund into the existing Intermediate-Term Tax-Free fund and the Long-Term Tax-Exempt fund into the existing Long-Term Tax-Free fund. It also proposes that the name of the Limited-Term Tax-Exempt fund be changed to the Limited-Term Tax-Free fund. The proxy statement contains more details about the proposed changes; we strongly encourage you to read it carefully and take part in the proxy vote if you have not already done so.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a report summary, a glossary, more charts and graphs, and expanded management Q & A and background information sections.

These are examples of how we continue working to provide information and services that are useful and convenient to investors in our funds. We look forward to sharing other helpful changes with you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy grew vigorously during the six months ended April 30, 1997. Fueling surprisingly strong growth were low unemployment, strong job growth, consumer spending and a robust housing market that hovered near record levels. This combination of factors caused the economy to expand at a healthy 3.8% annual rate during the fourth quarter of 1996. During the first quarter of 1997, economic growth continued to pick up steam, reaching a 10-year high of 5.8%.

Concerned that vigorous economic growth would foster a faster rate of inflation, the Federal Reserve (the Fed) raised short-term interest rates in March, marking the first increase since February 1995.

While the economy continued its impressive growth, inflation remained relatively subdued. Overall consumer prices--as measured by the government's consumer price index-- rose at a 3.2% annual rate during the six-month period. This unusual combination of strong growth and relatively subdued inflation sent a barrage of mixed signals to bond investors.

Municipal Bond Market

Municipal bonds produced modest returns for the six-month period. Uncertainty concerning the strength of the U.S. economy caused shifting expectations for the direction of interest rates, limiting bond market gains.

The effects of these shifts are demonstrated by the accompanying graph. As the six-month period began, evidence of a moderating economy finally convinced many municipal bond investors that inflation would remain under control. By December, municipal yields had fallen 15 to 18 basis points from where they began the period, reflecting investor optimism that well-contained inflation would allow the Fed to hold short-term interest rates steady.

Helping the late-1996 rally was strong demand from insurance companies for longer-maturity municipal securities. Many of these companies made "crossover" buys--that is, they purchased municipal bonds instead of comparable-maturity Treasury bonds because of the relatively attractive yields offered by municipals.

However, bond yields headed higher at the end of the first quarter of 1997, as a March tightening move by the Fed sparked concern that interest rates were upward bound. As a result, municipal bond yields at the end of April were at their highest levels for the period.

Although municipal yields rose overall during the six months, municipals weathered the market's gyrations much better than did their Treasury counterparts as bond prices fell. The change in bond yields illustrates this divergence--yields on short-term municipal bonds ended the period around 25 basis points higher than where they began, while yields on short-term Treasury bonds ended nearly 50 basis points higher. Among longer-term securities, 30-year municipal yields ended virtually unchanged, while 30-year Treasury yields finished the period nearly 25 basis points higher.

Robust demand from retail investors helped fuel the outperformance of municipal securities, particularly as interest rates rose during the first four months of 1997. At the same time, new municipal issuance remained fairly low compared to the early 1990s. This favorable supply and demand relationship also helped dampen market volatility.

[line graph - data below]

Shifting Municipal Yield Curve

Years to Maturity      10/31/96          12/5/96           4/30/97

0.25                     3.25             3.10              3.48
0.50                     3.45             3.30              3.66
1.00                     3.65             3.50              3.92
2.00                     3.95             3.80              4.22
3.00                     4.15             4.00              4.42
4.00                     4.30             4.12              4.57
5.00                     4.40             4.22              4.67
6.00                     4.50             4.32              4.76
7.00                     4.60             4.42              4.84
8.00                     4.70             4.52              4.91
9.00                     4.80             4.62              4.98
10.00                    4.90             4.72              5.05
11.00                    4.98             4.81              5.12
12.00                    5.07             4.90              5.18
13.00                    5.15             4.98              5.25
14.00                    5.24             5.07              5.31
15.00                    5.32             5.16              5.38
16.00                    5.35             5.19              5.41
17.00                    5.38             5.22              5.44
18.00                    5.42             5.24              5.47
19.00                    5.45             5.27              5.50
20.00                    5.48             5.30              5.53
21.00                    5.49             5.31              5.54
22.00                    5.50             5.32              5.55
23.00                    5.50             5.32              5.55
24.00                    5.51             5.33              5.56
25.00                    5.52             5.34              5.57
26.00                    5.52             5.34              5.57
27.00                    5.53             5.35              5.58
28.00                    5.53             5.35              5.58
29.00                    5.54             5.36              5.59
30.00                    5.54             5.36              5.59
Source: Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3


                            MUNICIPAL CREDIT REVIEW

Municipal credit quality continued to improve during the six months ended April 30, 1997, in part because of the favorable economic conditions discussed on page
3. Credit upgrades outpaced credit downgrades by more than 3 to 1 during 1996. The number of credit upgrades has continued to improve since 1995, when downgrades outnumbered upgrades; however, in recent months that trend has been slowing.

Regionally, the Rocky Mountain states and the Southwest continued to display the strongest economic growth in the nation, and this strength has expanded to the West Coast (see the accompanying graph). California's economic turnaround is the result of strong growth in the high-technology industries and California's position as the nation's leading exporter. The Midwest continued to grow at a relatively steady pace, while the southeastern portion of the country also remained healthy. The Great Lakes areas, Louisiana, the Mid-Atlantic and the Northeast still lag the rest of the nation, but even these regions have seen improved economic conditions in 1996 and 1997.

General obligation (GO) bonds and other forms of tax-supported municipal debt have benefited from the increased tax revenues that healthy economic growth is providing. However, federal policy decisions related to health and welfare reform may pose longer-term concerns for state and local governments. A widespread trend toward managed care continues to cause credit pressures for health care. In addition, many bonds issued by public power companies are being adversely affected by the deregulation of the electric utilities industry.

Please keep in mind that this analysis provides only a broad glimpse of general municipal market trends. Growing market complexity and issue disparities point to a continuing need for thorough case-by-case credit analysis that encompasses more than sector analysis alone can provide--although sector analysis remains an integral element in municipal research.

CREDIT QUALITY TRENDS
(graphic of U.S. map)

Improving:
Arizona
California
Colorado
Georgia
Idaho
Massachussetts
Minnesota
Mississippi
Nevada
New Hampshire
New Mexico
North Carolina
Oregon
South Dakota
South Carolina
Tennessee
Texas
Utah
Virginia
Washington
Wisconsin

Stable:
(all other states)


4    Municipal Credit Review                        American Century Investments

                            LIMITED-TERM TAX-EXEMPT


                                             30-Day                  30-Day Tax-Equivalent Yields
                                               SEC           28%           31%           36%           39.6%
                                              Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

CURRENT YIELDS AS OF APRIL 30, 1997
Limited-Term Tax-Exempt                       4.05%         5.63%         5.87%         6.33%          6.71%


                                                                               AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR        3 YEARS     LIFE OF FUND
TOTAL RETURNS AS OF APRIL 30, 1997
Limited-Term Tax-Exempt ..................................  1.45%         3.87%         4.45%          4.07%
Merrill Lynch 0- to 3-Year Muni Index ....................  1.47%         3.74%         4.25%          3.97%
Average Short Municipal
Debt Fund(1) .............................................  1.65%         4.01%         4.31%         3.83%(2)
Fund's Ranking Among Short
Municipal Debt Funds(1) ..................................   --       13 out of 30   6 out of 18    2 out of 11

(1) According to Lipper Analytical Services.
(2) Return since 3/31/93, the date nearest the fund's inception for which return data are available. Inception date was March 1, 1993.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Limited-Term Tax-Exempt                 $11,809
Merrill Lynch 0- to 3-Year Muni Index   $11,762

           Limited-Term Tax-Exempt      Merrill Lynch 0- to 3-Year Muni Index
03/01/93          $10,000                             $10,000
Mar-93            $10,014                              $9,992
Jun-93            $10,132                             $10,110
Sep-93            $10,227                             $10,149
Dec-93            $10,336                             $10,322
Mar-94            $10,322                             $10,318
Jun-94            $10,426                             $10,395
Sep-94            $10,524                             $10,498
Dec-94            $10,592                             $10,457
Mar-95            $10,791                             $10,693
Jun-95            $10,965                             $10,903
Sep-95            $11,111                             $11,063
Dec-95            $11,307                             $11,212
Mar-96            $11,365                             $11,324
Jun-96            $11,436                             $11,402
Sep-96            $11,565                             $11,535
Dec-96            $11,723                             $11,673
Mar-97            $11,769                             $11,728
Apr-97            $11,809                             $11,762

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 4/30/97         10/31/96
Number of Securities               40               44
Weighted Average Maturity       3.6 years        2.3 years
Average Duration                3.0 years        2.1 years
Expense Ratio                    0.60%*            0.60%

* Annualized.


Semiannual Report                                   Limited-Term Tax-Exempt    5

                            LIMITED-TERM TAX-EXEMPT

Management Q & A

An inverview with Joel Silva, a municipal portfolio manager on the Tax-Exempt funds management team.

How did the fund perform?

The fund's return reflects the bearish bond environment that prevailed during the first four months of 1997. For the six-month period ended April 30, 1997, the fund's total return was 1.45%, compared with the 1.65% average return of the 30 funds in Lipper's "Short Municipal Debt Funds" category and the 1.47% return of the fund's benchmark, the Merrill Lynch 0- to 3-Year Municipal Bond Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

The fund's average maturity lengthened from 2.3 years to 3.6 years by the end of the period. Was the change made to reflect the fund's recent shift from a "short-term" fund to a "limited-term" fund?

That's correct. Until mid-March, we made only slight adjustments to the fund's average maturity, within a narrow range around 2.5 years. At that time we decided to take advantage of rising interest rates and began lengthening the fund's average maturity to better reflect the fund's new name and investment policies.

We are in the process of changing the fund's Lipper category from its current designation to Lipper's "Other State's Short-Intermediate Municipal Debt Funds" category, which contains municipal funds that maintain average maturities of three to five years.

[bar graph - data below]

LIMITED-TERM TAX-EXEMPT'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended April 30)

            Limited-Term Tax-Exempt      Merrill Lynch Muni (O- to 3-Year) Index

4/30/93                0.50%                                0.36%
4/30/94                3.12%                                3.43%
4/30/95                4.41%                                3.56%
4/30/96                5.08%                                5.47%
4/30/97                3.87%                                3.74%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index.

* Return from the fund's 3/1/93 inception date to 4/30/93.


6    Limited-Term Tax-Exempt                        American Century Investments


                            LIMITED-TERM TAX-EXEMPT

We think it important to note that although the fund underperformed its old peer group for the six-month period, the fund's year-to-date returns through April placed it among the old peer group's higher performers, and allowed it to finish even better among its new peer group.

You increased the fund's holdings of municipals rated BBB from 16% to 26%. What was your strategy?

The main vehicle we used to enhance the fund's returns during the period was careful selection of lower-rated municipal bonds. With that in mind, we expanded the amount of securities rated BBB in the fund to provide higher yields and in anticipation of continued credit strength across the nation.

Nationally improving credit conditions also caused the yield spread--or interest rate difference--between comparable-maturity municipal securities with different credit ratings to decrease as investors reached for higher yields. We were able to overcome this obstacle and locate attractively valued securities thanks largely to our strong credit research team.

The percentage of GOs in the fund's portfolio dropped by almost a third, while the percentage of COPs and lease agreements tripled. Why the change?

In a market where interest rates tend to stay within a given range, interest payments generally contribute more to a fund's returns. Because GOs tend to offer lower yields than COPs and lease agreements, we chose to replace some of our maturing GOs with New York-issued COPs and leases.

We purchased New York COPs and leases for the fund's portfolio because of the state's generally improving economic conditions. As other market participants began to realize the potential value of these securities, rising demand caused these COPs and leases to appreciate.

What is your outlook for the municipal market over the next six months?

Bond yields rose during the first four months of 1997, largely because the U.S. economy showed faster-than-normal growth as wages edged higher. While these factors led the Federal Reserve (the Fed) to raise short-term interest rates in March, the recent


TOP FIVE STATES (% of fund investments)
                 As of                      As of
                 4/30/97                   10/31/9
New York           15%      Texas            10%
Missouri           10%      California        9%
Texas               8%      Pennsylvania      7%
Colorado            7%      Arizona           7%
Florida             6%      Colorado          6%

[pie charts]
PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Revenue Bonds 46%
GO 26%
COPs/Leases 22%
Prerefunded/ETM 6%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
Revenue Bonds 48%
GO 36%
Prerefunded/ETM 9%
COPs/Leases 7%


Semiannual Report                                   Limited-Term Tax-Exempt    7


                            LIMITED-TERM TAX-EXEMPT

moderating trend of economic growth allowed the Fed to hold interest rates steady after its May meeting. Whether the Fed will continue to stand pat or decide to raise rates again soon is uncertain. Current economic conditions suggest that inflation can remain tame even as the economy flourishes.

As such, we believe that the Fed should not need to raise rates dramatically to keep inflation within reasonable levels. If U.S. economic growth slows of its own accord, municipal securities could rally; but with wage pressures increasing the threat of a Fed rate hike, any signs of an overheating economy will likely push municipal bond prices lower.

Another development we will monitor closely is the relative performance between municipal and Treasury securities (see page 3). Lately, municipals have significantly outperformed Treasurys, a situation caused in part by relatively low municipal issuance. Although municipal issuance should remain fairly light in the near future, the likelihood that municipal bonds will continue this outperformance is diminishing--their prices have reached levels where they are considered historically expensive compared with like-maturity Treasurys. If municipals continue this trend, investor demand could eventually shift back to Treasurys, removing a key supporting factor for municipal bond prices.

With this outlook in mind, what are your plans for the fund going forward?

Currently, the market seems to expect that economic growth will continue to slow, allowing the Fed to hold short-term rates steady; however, we are inclined to somewhat disagree with that notion. As such, we will likely maintain the fund's bullet structure for now as an added precaution in case rates move sharply higher or lower. If the economic outlook changes dramatically, we believe that this position will allow us to respond appropriately. We will also continue to utilize our credit research team to look for securities that we believe will add value to the fund's returns.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA 51%
AA 17%
A 6%
BBB 26%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/96)
AAA 45%
AA 20%
A 19%
BBB 16%


8    Limited-Term Tax-Exempt                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            LIMITED-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
Alaska--1.6%
$       735   Anchorage Alaska GO, Series A,
                5.50%, 8/1/99 (AMBAC)                                $  750
                                                                     ------
Arizona--3.9%
      1,000   Arizona State Transportation Board
                Excise Tax Rev., (Maricopa County),
                5.60%, 7/1/02 (AMBAC)                                 1,034
        750   Maricopa County Certificates of
                Participation, 5.625%, 6/1/00                           762
                                                                     ------
                                                                      1,796
                                                                     ------
California--2.2%
      1,000   Central Valley Financing Auth. Rev.,
                (Cogeneration Project), 5.00%,
                7/1/98                                                1,005
                                                                     ------
Colorado--6.9%
      1,140   Denver Colorado City & County
                Airport Rev., Series D, 6.80%,
                11/15/97                                              1,155
      1,000   Denver Colorado City & County
                Airport Rev., Series B, 5.25%,
                11/15/02 (MBIA)                                       1,011
      1,000   Highlands Ranch Metropolitan
                District #2, 6.00%, 6/15/02 (FSA)                     1,053
                                                                     ------
                                                                      3,219
                                                                     ------
Connecticut--4.4%
      2,000   Connecticut State Special Tax
                Obligation Rev., (Transportation
                Infrastructure), 5.50%, 10/1/00
                (FGIC)                                                2,057
                                                                     ------
Florida--5.6%
      1,500   Hillsborough County School Board
                Sales Tax Rev., 5.00%, 10/1/02
                (AMBAC)                                               1,512
      1,000   Jacksonville Electric Auth. Rev., (St.
                John's River), 6.00%, 10/1/04                         1,062
                                                                     ------
                                                                      2,574
                                                                     ------

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Guam--3.2%
$     1,000   Government of Guam GO, Series A,
                5.50%, 8/15/97                                       $1,003
        500   Guam Power Auth. Rev., Series A,
                5.20%, 10/1/97                                          502
                                                                     ------
                                                                      1,505
                                                                     ------
Idaho--2.1%
      1,000   ADA & Canyon Counties Joint
                School District No. 2 GO, 4.25%,
                7/30/99                                                 997
                                                                     ------
Illinois--4.4%
      1,015   Cook County GO, Series A, 5.75%,
                11/15/99 (MBIA)                                       1,046
      1,000   Southern Illinois University Rev.,
                (Housing and Auxiliary Facilities),
                5.00%, 4/1/00 (MBIA)                                  1,009
                                                                     ------
                                                                      2,055
                                                                     ------
Maryland--2.2%
      1,000   Baltimore County GO, 5.00%,
                8/1/01                                                1,014
                                                                     ------
Michigan--4.1%
        385   Detroit Michigan GO, Series B,
                5.10%, 4/1/99                                           387
        500   Michigan Hospital Finance Auth.
                Rev., (Genesys Health Systems),
                6.40%, 10/1/97                                          504
      1,000   Michigan State Building Auth. Rev.,
                Series I, 5.00%, 10/1/00                              1,012
                                                                     ------
                                                                      1,903
                                                                     ------
Minnesota--2.8%
      1,200   Minneapolis Hospital Rev.,
                (Lifespan Inc.- Abbott
                Northwestern), 7.00%, 12/1/01,
                Prerefunded 12/1/99 at 102%
                of Par(1)                                             1,295
                                                                     ------
Mississippi--2.1%
      1,000   Mississippi State Lease Rev.
                Certificates of Participation,
                Series A, 4.60%, 4/15/99
                (AMBAC)                                               1,000
                                                                     ------

See Notes to Financial Statements


Semiannual Report                                   Limited-Term Tax-Exempt    9


                            SCHEDULE OF INVESTMENTS
                            LIMITED-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Missouri--10.2%
$     1,000   Kansas City Port Auth. Facilities
                Rev., Series A, (Riverfront Park
                Project), 5.75%, 10/1/98                             $1,015
      1,675   North Kansas City Missouri School
                District GO, 5.00%, 3/1/00                            1,693
      2,000   Springfield Missouri State Highway
                Improvement Corp. Rev., 5.05%,
                8/1/03 (AMBAC)                                        2,007
                                                                     ------
                                                                      4,715
                                                                     ------
New Jersey--3.9%
      1,750   West Windsor Plainsboro GO,
                5.25%, 12/1/02 (FGIC)                                 1,789
                                                                     ------
New York--14.5%
      2,145   Municipal Assistance Corp. for City
                of New York, Series I, 5.25%,
                7/1/02                                                2,179
      1,000   New York City GO, Series A,
                6.25%, 8/1/03                                         1,045
      2,000   New York State Certificates of
                Participation, 4.40%, 8/1/98                          2,001
      1,000   New York State Serial Bonds GO,
                6.70%, 11/15/99                                       1,052
        445   Port Auth. of New York and New
                Jersey Rev., Consolidated Notes,
                Series SS, 4.90%, 9/1/97                                445
                                                                     ------
                                                                      6,722
                                                                     ------
Ohio--4.5
      2,070   Ohio State Building Auth. Rev.,
                Series A, (Highway Safety
                Building), 5.00%, 10/1/03
                (AMBAC)                                               2,075
                                                                     ------
Pennsylvania--4.4%
      2,000   Philadelphia Gas Works Rev., 14th
                Series, 5.40%, 7/1/98                                 2,024
                                                                     ------
South Carolina--2.3%
        145   Piedmont Municipal Power Agency
                Rev., Series A, 6.00%,
                1/1/02 (FGIC)(1)                                        152
        855   Piedmont Municipal Power Agency
                Rev., Series A, 6.00%, 1/1/02
                (FGIC)                                                  893
                                                                     ------
                                                                      1,045
                                                                     ------

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Texas--7.8%
$     1,780   Brownsville Utility System Rev.,
                5.00%, 9/1/00 (AMBAC)                              $  1,798
      1,000   Colorado River Municipal Water
                District Rev., Series A, 8.50%,
                1/1/01, Prerefunded 1/1/01 at
                100% of Par (AMBAC)(1)                                1,126
        685   Denison Hospital Auth. Rev.,
                (Texoma Medical Center), 5.00%,
                8/15/00                                                 684
                                                                     ------
                                                                      3,608
                                                                     ------
Virginia--2.2%
      1,000   Virginia State Public Building Auth.
                Rev., Series A, 5.70%, 8/1/00                         1,033
                                                                     ------
Washington--4.7%
      1,680   Snohomish County Public Utility
                District #1 Electric Rev., Series B,
                4.75%, 1/1/00                                         1,674
        515   Washington Public Power Supply
                System Rev., Series C, (Nuclear
                Project #1), 4.50%, 7/1/98                              517
                                                                     ------
                                                                      2,191
                                                                     ------

TOTAL INVESTMENT SECURITIES--100.0%                                 $46,372
   (Cost $46,419)                                                   =======

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
(1)  Escrowed in U.S. Government Securities.

See Notes to Financial Statements


10   Limited-Term Tax-Exempt                        American Century Investments


                          INTERMEDIATE-TERM TAX-EXEMPT

                                             30-Day                  30-Day Tax-Equivalent Yields
                                               SEC           28%           31%           36%           39.6%
                                              Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

CURRENT YIELDS AS OF APRIL 30, 1997
Intermediate-Term Tax-Exempt                  4.57%         6.35%         6.62%         7.14%          7.57%

                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS      5 YEARS        10 YEARS
TOTAL RETURNS AS OF APRIL 30, 1997
Intermediate-Term Tax-Exempt ...............  1.50%         4.85%         5.60%         5.71%          6.28%
Lehman 5-Year General Obligation Index .....  1.58%         4.81%         5.71%         5.98%          6.61%
Average Intermediate Municipal
Debt Fund(1) ...............................  1.55%         4.97%         5.63%         6.00%          6.87%
Fund's Ranking Among Intermediate
Municipal Debt Funds(1) ....................   --       0 out of 136  51 out of 98  24 out of 34   15 out of 18

(1)  According to Lipper Analytical Services.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain grpah - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 04/30/97

Intermediate-Term Tax-Exempt   $18,381
Lehman 5-Year GO Index         $18,972

            Intermediate-Term Tax-Exempt    Lehman 5-Year GO Index

Apr-87                $10,000                      $10,000
Jun-87                $10,219                      $10,211
Sep-87                $10,078                      $10,001
Dec-87                $10,406                      $10,383
Mar-88                $10,612                      $10,705
Jun-88                $10,785                      $10,750
Sep-88                $10,909                      $10,872
Dec-88                $11,032                      $10,939
Mar-89                $11,021                      $10,908
Jun-89                $11,367                      $11,421
Sep-89                $11,477                      $11,548
Dec-89                $11,766                      $11,800
Mar-90                $11,813                      $11,857
Jun-90                $12,001                      $12,123
Sep-90                $12,131                      $12,250
Dec-90                $12,506                      $12,657
Mar-91                $12,770                      $12,929
Jun-91                $12,965                      $13,156
Sep-91                $13,359                      $13,624
Dec-91                $13,764                      $14,080
Mar-92                $13,840                      $14,069
Jun-92                $14,224                      $14,527
Sep-92                $14,490                      $14,888
Dec-92                $14,751                      $15,124
Mar-93                $15,117                      $15,508
Jun-93                $15,474                      $15,875
Sep-93                $15,868                      $16,218
Dec-93                $16,089                      $16,417
Mar-94                $15,519                      $15,899
Jun-94                $15,699                      $16,112
Sep-94                $15,823                      $16,243
Dec-94                $15,757                      $16,190
Mar-95                $16,414                      $16,846
Jun-95                $16,790                      $17,275
Sep-95                $17,184                      $17,747
Dec-95                $17,636                      $18,072
Mar-96                $17,550                      $18,128
Jun-96                $17,601                      $18,208
Sep-96                $17,916                      $18,504
Dec-96                $18,331                      $18,907
Mar-97                $18,293                      $18,877
Apr-97                $18,381                      $18,972

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 4/30/97         10/31/96
Number of Securities               50               57
Weighted Average Maturity       7.2 years        7.1 years
Average Duration                5.4 years        5.3 years
Expense Ratio                    0.60%*            0.60%

* Annualized.


Semiannual Report                              Intermediate-Term Tax-Exempt   11


                          INTERMEDIATE-TERM TAX-EXEMPT

Management Q & A

An inverview with Joel Silva, a municipal portfolio manager on the Tax-Exempt funds management team.

How did the fund perform?

Reflecting the bearish bond environment that prevailed during the first four months of 1997, the fund posted modest returns. For the six-month period ended April 30, 1997, the fund's total return was 1.50%, essentially matching the 1.55% average return of the 136 funds in Lipper's "Intermediate Municipal Debt Funds" category and the 1.58% return of the fund's benchmark. (See the Total Returns table on the previous page for other fund performance comparisons.)

Did you change the fund's positioning during the period?

We made only slight adjustments to the fund's average maturity, but we did make some structural changes during the period. Choosing a more conservative approach, we kept the fund's average maturity in a relatively narrow range around 7 years, lengthening or shortening slightly as conditions warranted.

The fund's barbell structure buoyed its returns in early 1997 as concerns that the Federal Reserve would raise rates caused the yield curve to flatten. However, we have recently been shifting the fund's structure to more of a bullet position--which tends to perform best when the yield curve is moving from flat to steep--because economic fundamentals seem to be changing.

[bar graph - data below]

INTERMEDIATE-TERM TAX-EXEMPT'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended April 30)

           Intermediate-Term Tax-Exempt   Lehman 5-Year GO Index

4/30/88                6.72%                       8.03%
4/30/89                4.26%                       2.71%
4/30/90                5.46%                       6.52%
4/30/91                9.89%                      10.77%
4/30/92                7.99%                       8.41%
4/30/93                9.32%                       9.97%
4/30/94                2.53%                       2.89%
4/30/95                5.38%                       5.18%
4/30/96                6.59%                       7.16%
4/30/97                4.85%                       4.81%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index.


12   Intermediate-Term Tax-Exempt                   American Century Investments


                          INTERMEDIATE-TERM TAX-EXEMPT

In what other ways did you add value to the fund?

Careful selection of attractively priced securities was the main vehicle we used to enhance the fund's returns. Along those lines, we sold some California GOs at a profit and used the proceeds to purchase lower-rated New York COPs and lease agreements that we felt were attractively valued. However, nationally improving credit conditions made such securities difficult to find. That's because the yield spread--or interest rate difference--between comparable-maturity municipal securities with different credit ratings continued to decrease as investors reached for higher yields. Thanks in part to our strong credit research team, however, we were able to find many securities that were undervalued and subsequently appreciated in price.

What impact did the federal budget agreement have on the municipal market?

Not much. While a strong budget deal could have sparked a bond rally, the version that passed failed to have that effect. Although steps toward a balanced budget are generally positive for the bond market, the recent accord fails to deal with two very controversial issues, Medicare and Social Security. As a result, the positive impact of Congress reaching an agreement was muted by the realization that critical steps are still needed if our economy is to gain any long-term benefits from a budget plan.

The most interesting part of the agreement will likely be the type of tax cuts that are finally ratified. If a strong capital gains cut is set into place, it could have a negative impact on bonds, as a lower capital gains tax rate would increase the after-tax returns of stocks.

In July, fund shareholders will be voting on a proposal to merge the fund with the Benham Intermediate-Term Tax-Free fund. If this merger is approved, how will it affect the fund's management?

Shareholders will see no change to the fund's management. The new combined fund will retain all of this fund's investment objectives and policies, so we'll continue to manage the new fund in the same way we've managed this one. The only significant difference is that the new fund will have lower management fees and expenses.

TOP FIVE STATES (% of fund investments)
                 As of                      As of
                 4/30/97                  10/31/96
New York           16%      New York         14%
Texas              13%      Texas            12%
Pennsylvania       11%      Massachusetts    10%
Massachusetts      10%      Pennsylvania     10%
Ohio                7%      Ohio              8%

[pie charts]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Revenue Bonds 67%
GO 17%
COPs/Leases 14%
Prerefunded/ETM 2%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
Revenue Bonds 68%
GO 16%
COPs/Leases 12%
Prerefunded/ETM 4%


Semiannual Report                              Intermediate-Term Tax-Exempt   13


                          INTERMEDIATE-TERM TAX-EXEMPT

What is your outlook for the municipal market over the next six months?

Bond yields rose during the first four months of 1997, largely because the U.S. economy showed faster-than-normal growth and wages rose. While these factors led the Federal Reserve (the Fed) to raise short-term interest rates in March, the recent moderating trend of economic growth allowed the Fed to hold interest rates steady after its May meeting. Whether the Fed will continue to stand pat or decide to raise rates again soon is uncertain. Current economic conditions suggest that inflation can remain tame even as the economy flourishes.

As such, we believe that the Fed should not need to raise rates dramatically to keep inflation within reasonable levels. If U.S. economic growth slows of its own accord, municipal securities could rally; but with wage pressures increasing the threat of a Fed rate hike, any signs of an overheating economy will likely push municipal bond prices lower.

Another development we will monitor closely is the relative performance between municipal and Treasury securities (see page 3). Lately, municipals have significantly outperformed Treasurys, a situation caused in part by relatively low municipal issuance. Although municipal issuance should remain fairly light in the near future, the likelihood that municipal bonds will continue this outperformance is diminishing--their prices have reached levels where they are considered historically expensive compared with like-maturity Treasurys. If municipals continue this trend, investor demand could eventually shift back to Treasurys, removing a key supporting factor for municipal bond prices.

With this outlook in mind, what are your plans for the fund going forward?

Currently, the market seems to expect that economic growth will continue to slow, allowing the Fed to hold short-term rates steady; however, we are inclined to somewhat disagree with that notion. As such, we will likely maintain the fund's bullet structure for now as an added precaution in case rates move sharply higher or lower. If the economic outlook changes dramatically, we believe that this position will allow us to respond appropriately. We will also continue to utilize our credit research team to look for securities that we believe will add value to the fund's returns.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA 76%
AA 10%
A 6%
BBB 8%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/96)
AAA 75%
AA 9%
A 11%
BBB 5%


14   Intermediate-Term Tax-Exempt                   American Century Investments


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)


Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
Arizona--1.0%
$       750   Maricopa County Certificates of
                Participation, 5.625%, 6/1/00                        $  761
                                                                     ------
Colorado--1.5%
      1,000   Denver Sales Tax Rev., Series A,
                (Major League Baseball Stadium
                District), 6.10%, 10/1/01
                (FGIC)                                                1,055
                                                                     ------
District of Columbia--1.4%
      1,000   District of Columbia Hospital Rev.,
                Series A, (Medlantic Health Care
                Group), 5.25%, 8/15/02 (MBIA)                         1,014
                                                                     ------
Florida--1.5%
      1,000   Lakeland Electric and Water Rev.,
                Series B, 6.00%, 10/1/09
                (FGIC)                                                1,072
                                                                     ------
Georgia--3.7%
      1,000   Atlanta Airport Facilities Rev.,
                7.00%, 1/1/01                                         1,067
        500   Georgia State GO, Series B, 6.30%,
                3/1/08                                                  551
      1,000   Metropolitan Atlanta Rapid Transit
                Auth. Sales Tax Rev., Series M,
                6.05%, 7/1/01                                         1,046
                                                                     ------
                                                                      2,664
                                                                     ------
Illinois--6.1%
      2,000   Chicago O'Hare International
                Airport Rev., Series A, 5.00%,
                1/1/00 (MBIA)                                         2,009
      2,250   Illinois State GO, 6.00%, 10/1/01                       2,353
                                                                     ------
                                                                      4,362
                                                                     ------
Massachusetts--9.9%
      2,605   Massachusetts Bay Transportation
                Auth.  Rev., Series C, 5.40%,
                3/1/00                                                2,656
      2,000   Massachusetts Housing Finance
                Agency Rev., Series A, 5.90%,
                1/1/03 (AMBAC)                                        2,068

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$     1,500   Massachusetts State GO, Series A,
                (Consolidated Loan), 5.00%,
                3/1/06 (AMBAC)                                       $1,492
      1,000   Massachusetts State GO, Series D,
                (Consolidated Loan), 5.00%,
                11/1/16 (AMBAC)                                         921
                                                                     ------
                                                                      7,137
                                                                     ------
Mississippi--2.8%
      2,000   Mississippi Hospital Equipment and
                Facilities Auth. Rev., (North Miss.
                Health Service), 5.00%,
                5/15/00 (AMBAC)                                       2,016
                                                                     ------
Missouri--1.5%
      1,000   Missouri Board of Public Buildings
                State Office Buildings Special
                Obligation Rev., 6.30%,
                12/1/05                                               1,063
                                                                     ------
Nebraska--2.9%
      2,000   Nebraska Investment Finance
                Auth. Hospital Rev., (Methodist
                Health System), 6.55%, 3/1/99
                (MBIA)                                                2,072
                                                                     ------
New Jersey--6.5%
      1,030   Atlantic City Board of Education
                GO, 6.00%, 12/1/06 (AMBAC)                            1,089
      1,410   New Jersey Educational Facility
                Auth. Rev., Series A, (New Jersey
                Institute of Technology), 5.90%,
                7/1/08 (MBIA)                                         1,486
      1,000   New Jersey Health Care Facilities
                Financing Auth. Rev., (Atlantic
                City Medical Center), 6.15%,
                7/1/99                                                1,027
      1,000   New Jersey State Turnpike Auth.
                Rev., Series A, 6.20%, 1/1/00                         1,035
                                                                     ------
                                                                      4,637
                                                                     ------
New York--16.2%
      1,950   City University of New York
                Certificates of Participation,
                (John Jay College), 5.00%,
                8/15/09 (AMBAC)                                       1,880
      2,500   Nassau County, Series T, 5.20%,
                9/1/05 (FGIC)                                         2,526

See Notes to Financial Statements


Semiannual Report                              Intermediate-Term Tax-Exempt   15


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$     1,500   New York State Dorm. Auth. Rev.,
                Series A, 6.50%, 5/15/04                           $  1,595
      1,000   New York State Dorm. Auth. Rev.,
                Series A, 6.50%, 5/15/06                              1,067
      1,125   New York State Medical Care
                Facilities Finance Agency Rev.,
                (Hospital and Nursing Home),
                5.95%, 8/15/09 (FHA)                                  1,149
      1,160   New York State Thruway Auth. Rev.,
                (Service Contract), 5.50%,
                4/1/06                                                1,157
      1,000   New York State Thruway Auth. Rev.,
                Series B, 5.125%, 4/1/15
                (MBIA)                                                  939
      1,260   New York State Urban
                Development Corp. Rev.,
                (Correctional Facilities), 5.40%,
                1/1/06 (AMBAC)                                        1,284
                                                                     ------
                                                                     11,597
                                                                     ------
Ohio--6.7%
      1,200   Ohio Higher Educational Facility
                Commission Rev., (University of
                Dayton), 5.55%, 12/1/07 (FGIC)                        1,234
      3,320   Ohio Water Development Auth.
                Pollution Control Facilities Rev.,
                6.00%, 12/1/05 (MBIA)                                 3,541
                                                                     ------
                                                                      4,775
                                                                     ------
Oregon--4.2%
      1,805   Lane County School District No. 19
                GO, (Springfield), 6.375%,
                10/15/05 (MBIA)                                       1,970
      1,000   Oregon State Department
                Transportation Rev., 5.50%,
                6/1/00 (MBIA)                                         1,026
                                                                     ------
                                                                      2,996
                                                                     ------
Pennsylvania--10.6%
      1,000   Harrisburg Auth. Lease Rev.,
                6.25%, 6/1/00 (FSA)(1)                                1,044
      1,500   Pennsylvania Turnpike Commission
                Rev., Series L, 6.25%, 6/1/01
                (AMBAC)                                               1,582

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$     2,000   Philadelphia Gas Works Rev., 14th
                Series, 5.70%, 7/1/00 (FSA)                          $2,060
      2,000   Philadelphia Water & Wastewater
                Rev., 5.15%, 6/15/04 (FGIC)                           1,999
      1,000   Philadelphia Water & Wastewater
                Rev., 5.00%, 6/15/12 (FGIC)                             939
                                                                     ------
                                                                      7,624
                                                                     ------
Texas--12.6%
      2,000   Brazos Higher Education Auth.
                Rev., Series A-1, 5.50%,
                12/1/98                                               2,039
      1,875   Brownsville Utility System Rev.,
                6.00%, 9/1/08 (AMBAC)                                 1,995
      1,000   Dallas-Fort Worth Regional Airport
                Rev., Series A, 5.90%, 11/1/08
                (MBIA)                                                1,038
      1,340   Harris County Health Facilities
                Development Corp. Hospital Rev.,
                (St. Luke's Episcopal Hospital),
                6.40%, 2/15/00                                        1,394
      1,000   Tarrant County Health Facility
                Development Corporation Health
                System Rev., (Harris Methodist
                Health System), 5.00%, 9/1/07
                (AMBAC)                                                 979
      1,500   Texas State Public Finance Auth.
                Building Rev., (Technical College),
                6.25%, 8/1/09 (MBIA)                                  1,632
                                                                     ------
                                                                      9,077
                                                                     ------
Utah--1.5%
      1,000   Salt Lake County Municipal
                Building Auth. Lease Rev., Series
                A, 6.00%, 10/1/07 (MBIA)                              1,056
                                                                     ------
Virginia--1.9%
      1,275   Metropolitan Washington D.C.
                Airports Auth. Rev., Series A,
                6.30%, 10/1/03 (MBIA)                                 1,361
                                                                     ------

See Notes to Financial Statements


16   Intermediate-Term Tax-Exempt                   American Century Investments


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Washington--3.7%
$       500   Snohomish County School District
                GO, (Edmonds School District
                No. 15), 6.00%, 6/1/06 (FGIC)                      $    530
      1,000   Tacoma Electric System Rev.,
                6.10%, 1/1/07 (FGIC)                                  1,060
      1,000   Washington State Public Power
                Supply Rev., Series C, (Project 2),
                7.30%, 7/1/00                                         1,069
                                                                     ------
                                                                      2,659
                                                                     ------
West Virginia--1.5%
      1,090   West Virginia State GO, Series D,
                5.00%, 11/1/10 (FGIC)                                 1,052
                                                                     ------
Wisconsin--2.3%
      1,590   Wisconsin State Health and
                Educational Facility Auth. Rev.,
                (Aurora Medical Group), 6.00%,
                11/15/10 (FSA)                                        1,679
                                                                     ------

TOTAL INVESTMENT SECURITIES--100.0%                                 $71,729
   (Cost $70,586)                                                   =======

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial  Guaranty Insurance Company
FHA = Federal Housing Authority
FSA = Financial Security Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
(1) Escrowed in U.S. Government Securities.

See Notes to Financial Statements


Semiannual Report                              Intermediate-Term Tax-Exempt   17

                              LONG-TERM TAX-EXEMPT

                                             30-Day                  30-Day Tax-Equivalent Yields
                                               SEC           28%           31%           36%           39.6%
                                              Yield      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

CURRENT YIELDS AS OF APRIL 30, 1997
Long-Term Tax-Exempt                          5.00%         6.94%         7.25%         7.81%          8.28%

                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF APRIL 30, 1997
Long-Term Tax-Exempt .......................  1.63%         7.10%         6.77%         6.73%          7.66%
Lehman Long-Term Municipal Bond Index ......  1.86%         7.99%         8.19%         7.95%          9.07%
Average General Municipal
Debt Fund(1) ...............................  1.68%         6.13%         6.28%         6.65%          7.62%
Fund's Ranking Among General
Municipal Debt Funds(1) ....................   --       37 out of 231 48 out of 170 46 out of 105  34 out of 67

(1)  According to Lipper Analytical Services.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 4/30/97

Long-Term Tax-Exempt                $20,924
Lehman Long-Term Municipal Index    $23,832

            Long-Term Tax-Exempt   Lehman Long-Term Municipal Index
Apr-87            $10,000                      $10,000
Jun-87            $10,120                      $10,205
Sep-87             $9,715                       $9,922
Dec-87            $10,427                      $10,373
Mar-88            $10,684                      $10,758
Jun-88            $10,890                      $11,065
Sep-88            $11,190                      $11,437
Dec-88            $11,507                      $11,773
Mar-89            $11,557                      $11,891
Jun-89            $12,246                      $12,714
Sep-89            $12,140                      $12,647
Dec-89            $12,605                      $13,183
Mar-90            $12,512                      $13,210
Jun-90            $12,832                      $13,550
Sep-90            $12,719                      $13,440
Dec-90            $13,382                      $14,135
Mar-91            $13,588                      $14,460
Jun-91            $13,816                      $14,829
Sep-91            $14,388                      $15,496
Dec-91            $14,990                      $16,051
Mar-92            $15,003                      $16,107
Jun-92            $15,572                      $16,817
Sep-92            $15,961                      $17,277
Dec-92            $16,130                      $17,693
Mar-93            $16,708                      $18,464
Jun-93            $17,232                      $19,227
Sep-93            $17,848                      $19,996
Dec-93            $18,090                      $20,302
Mar-94            $17,103                      $18,674
Jun-94            $17,217                      $18,808
Sep-94            $17,324                      $18,885
Dec-94            $17,080                      $18,455
Mar-95            $18,221                      $20,293
Jun-95            $18,603                      $20,758
Sep-95            $19,120                      $21,324
Dec-95            $20,239                      $22,753
Mar-96            $19,682                      $22,159
Jun-96            $19,763                      $22,421
Sep-96            $20,346                      $23,116
Dec-96            $20,865                      $23,758
Mar-97            $20,717                      $23,554
Apr-97            $20,924                      $23,832

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 4/30/97         10/31/96
Number of Securities               50               55
Weighted Average Maturity      18.0 years       17.8 years
Average Duration                8.3 years        8.3 years
Expense Ratio                    0.60%*            0.59%

* Annualized.


18   Long-Term Tax-Exempt                           American Century Investments


                              LONG-TERM TAX-EXEMPT

Management Q & A

An inverview with Dave MacEwen, a senior municipal portfolio manager on the Tax-Exempt funds management team.

How did the fund perform?

The fund's return reflects the bearish bond environment that prevailed during the first four months of 1997. For the six-month period ended April 30, 1997, the fund's total return of 1.63% essentially matched the 1.68% average return of the 231 funds in Lipper's "General Municipal Debt Funds" category and slightly trailed the 1.86% return of the fund's benchmark.

However, the fund's one-year return of 7.10% placed it in the top 20% of its peer group. This return reflected the more bullish conditions that were in evidence during mid-1996. (See the Total Returns table on the previous page for other fund performance comparisons.)

Did you change the fund's positioning during the period?

We made only slight adjustments to the fund. Choosing a more conservative approach, we maintained the fund's duration in a relatively narrow range around 8 years. Since long-term municipal bond rates fluctuated mildly compared with other maturity sectors, we felt the best strategy was to maintain a neutral duration relative to our peers.

[bar charts - data below]

LONG-TERM TAX-EXEMPT'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended April 30)

          Long-Term Tax-Exempt   Lehman Long-Term Municipal Index

4/30/88           6.89%                        8.43%
4/30/89          10.99%                       12.89%
4/30/90           3.35%                        6.62%
4/30/91          12.51%                       12.52%
4/30/92           9.55%                       10.73%
4/30/93          11.65%                       15.11%
4/30/94           1.89%                        0.54%
4/30/95           6.14%                        7.78%
4/30/96           7.09%                        8.80%
4/30/97           7.10%                        7.99%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index.


Semiannual Report                                      Long-Term Tax-Exempt   19


                              LONG-TERM TAX-EXEMPT


What techniques did you use to add value to the fund?

Careful selection of attractively priced securities was the main vehicle we used to enhance the fund's returns. However, nationally improving credit conditions made this task difficult. That's because the yield spread--or interest rate difference--between comparable-maturity municipal securities with different credit ratings continued to decrease as investors reached for higher yields. Thanks in part to our strong credit research team, we were able to find many securities that were undervalued and subsequently appreciated in price.

Can you cite an example?

Several times during the period, we purchased New York municipal issues rated BBB that became available at attractive prices. While a trend toward narrowing yield spreads has made it difficult to locate lower-rated municipals that pass our close scrutiny, the New York municipal market still offers some opportunities. New York still has some welfare issues to contend with, but the state's generally improving economy helped make these municipals particularly attractive choices. We sold many of them at a substantial profit. These undervalued, lower-rated bonds had the added attraction of buoying the fund's yield.

What impact did the federal budget agreement have on the municipal market?

Not much. While a strong budget deal could have sparked a bond rally, the version that passed failed to have that effect. Although steps toward a balanced budget are generally positive for the bond market, the recent accord fails to deal with two very controversial issues, Medicare and Social Security. As a result, the positive impact of Congress reaching an agreement was muted by the realization that critical steps are still needed if our economy is to gain any long-term benefits from a budget plan.

The most interesting part of the agreement will likely be the type of tax cuts that are finally ratified. If a strong capital gains cut is set into place, it could have a negative impact on bonds, as a lower capital gains tax rate would increase the after-tax returns of stocks.

In July, fund shareholders will be voting on a proposal to merge the fund with the Benham Long-Term Tax-Free fund. If this merger is approved, how will it affect the fund's management?

Shareholders will see no change to the fund's management. The new combined fund will retain all of this fund's investment objectives and policies, so


TOP FIVE STATES (% of fund investments)
                 As of                      As of
                 4/30/97                  10/31/96
California         18%      California       20%
New York           15%      New York         12%
Illinois           12%      Illinois          9%
Texas              11%      Texas             8%
Massachusetts       6%      Massachusetts     7%

[pie charts]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Revenue Bonds 60%
GO 18%
COPs/Leases 13%
Land-Secured 5%
Prerefunded/ETM 4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
Revenue Bonds 61%
GO 16%
COPs/Leases 12%
Prerefunded/ETM 7%
Land-Secured 4%


20   Long-Term Tax-Exempt                           American Century Investments


                              LONG-TERM TAX-EXEMPT

we'll continue to manage the new fund in the same way we've managed this one. The only significant difference is that the new fund will have lower management fees and expenses.

What is your outlook for the municipal market over the next six months?

Bond yields rose during the first four months of 1997, largely because the U.S. economy showed faster-than-normal growth and wages rose. While these factors led the Federal Reserve (the Fed) to raise short-term interest rates in March, the recent moderating trend of economic growth allowed the Fed to hold interest rates steady after its May meeting. Whether the Fed will continue to stand pat or decide to raise rates again soon is uncertain. Current economic conditions suggest that inflation can remain tame even as the economy flourishes.

As such, we believe that the Fed should not need to raise rates dramatically to keep inflation within reasonable levels. If U.S. economic growth slows of its own accord, municipal securities could rally; but with wage pressures increasing the threat of a Fed rate hike, any signs of an overheating economy will likely push municipal bond prices lower.

Another development we will monitor closely is the relative performance between municipal and Treasury securities (see page 3). Lately, municipals have significantly outperformed Treasurys, a situation caused in part by relatively low municipal issuance. Although municipal issuance should remain fairly light in the near future, the likelihood that municipal bonds will continue this outperformance is diminishing--their prices have reached levels where they are considered historically expensive compared with like-maturity Treasurys. If municipals continue this trend, investor demand could eventually shift back to Treasurys, removing a key supporting factor for municipal bond prices.

With this outlook in mind, what are your plans for the fund going forward?

Currently, the market seems to expect that economic growth will continue to slow, allowing the Fed to hold short-term rates steady; however, we are inclined to somewhat disagree with that notion. As such, we are keeping the fund conservatively positioned, with its duration slightly shorter than the durations of its peers as an added precaution in case rates continue to rise. If the economic outlook changes dramatically, we believe that this position will allow the fund to respond appropriately. We will also continue to utilize our credit research team to look for securities that we believe will add value to the fund's returns.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA 54%
AA 24%
A 9%
BBB 13%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/96)
AAA 54%
AA 24%
A 12%
BBB 10%


Semiannual Report                                      Long-Term Tax-Exempt   21

                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
Alaska--0.1%
$        40   Alaska State Housing Finance
                Corp Rev., Series B, 8.75%,
                12/1/16 (LOC: Swiss Bank)                           $    41
                                                                    -------
California--18.4%
      2,000   California State Public Works Lease
                Rev., (Department of Corrections
                Prisons A), 5.00%, 12/1/19
                (AMBAC)                                               1,834
      1,000   California State Public Works
                Lease Rev., (University Project A),
                6.20%, 10/1/08                                        1,061
      1,225   Long Beach Water Rev., 6.125%,
                5/1/19                                                1,260
      1,500   Los Angeles Community
                Redevelopment Agency Rev.,
                (Bunker Hill), 6.50%, 12/1/14
                (FSA)                                                 1,618
      1,500   Metropolitan Water District Rev.,
                Series A, (Southern California),
                5.75%, 7/1/21                                         1,532
      1,850   Northern California Power Agency
                Rev., Series A, (Hydroelectric
                Project #1), 6.25%, 7/1/12
                (MBIA)                                                1,941
      1,000   San Jose Redevelopment Agency
                Tax Allocation, Series D, 5.75%,
                8/1/24                                                  992
                                                                    -------
                                                                     10,238
                                                                    -------
Colorado--0.6%
        300   Colorado Housing Finance Auth.
                Rev., Series C, (Single Family
                Residential), 8.70%, 9/1/07                             311
                                                                    -------
Connecticut--5.5%
      1,000   Connecticut GO, Series E, 6.00%,
                3/15/12                                               1,060
      1,880   Connecticut State Development
                Auth. Rev., Series A, 6.375%,
                10/15/24                                              2,005
                                                                    -------
                                                                      3,065
                                                                    -------

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Florida--2.5%
$     1,350   Tampa Sports Auth. Sales Tax Rev.,
                (Tampa Bay Arena Project),
                5.75%, 10/1/25 (MBIA)                                $1,380
                                                                    -------
Illinois--11.7%
      1,000   City of Chicago Rev., (Peoples Gas,
                Light and Coke Co.), 7.50%,
                3/1/15                                                1,080
      1,000   Cook County GO, 7.00%,
                11/1/10, Prerefunded 11/1/00
                at 102% of Par (MBIA)(1)                              1,093
        500   Illinois Dedicated Tax Rev., (Civic
                Center), 6.25%, 12/15/20
                (AMBAC)                                                 535
      1,000   Illinois Development Finance Auth.
                Waste Disposal Rev., (Armstrong
                World Industries Project), 5.95%,
                12/1/24                                                 982
      1,500   Illinois GO, 6.25%, 10/1/06                             1,595
      1,000   Illinois Regional Transportation
                Auth. Rev., Series A, 7.20%,
                11/1/20 (AMBAC)                                       1,192
                                                                    -------
                                                                      6,477
                                                                    -------
Kansas--1.9%
      1,000   Kansas City Utility System Rev.,
                6.375%, 9/1/23 (FGIC)                                 1,061
                                                                    -------
Kentucky--2.5%
      1,000   Carroll County Pollution Control
                Rev., Series A, (Kentucky Utilities
                Company Project), 7.45%,
                9/15/16                                               1,117
        255   Kentucky Housing Corp. Rev.,
                Series C, 7.90%, 1/1/21 (FHA)                           267
                                                                    -------
                                                                      1,384
                                                                    -------
Massachusetts--6.2%
      1,000   Boston GO, Series B, 5.875%,
                8/1/12 (AMBAC)                                        1,024
      1,000   Boston GO, Series B, 5.875%,
                8/1/13 (AMBAC)                                        1,020
      1,500   Massachusetts Bay Transit Auth.
                Rev., Series A, 5.50%, 3/1/22
                (MBIA)                                                1,431
                                                                    -------
                                                                      3,475
                                                                    -------

See Notes to Financial Statements


22   Long-Term Tax-Exempt                           American Century Investments


                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Michigan--2.5%
$     1,500   Detroit Sewer Disposal Rev., Series
                B, 5.25%, 7/1/21 (MBIA)                              $1,396
                                                                    -------
New York--15.3%
      1,000   Municipal Assistance Corp. Rev.,
                Series 67, 7.625%, 7/1/08                             1,082
      2,500   New York City GO, Series I, 6.25%,
                4/15/27                                               2,498
      1,000   New York Local Government
                Assistance Corp. Rev., Series D,
                6.75%, 4/1/07                                         1,100
      1,000   New York State Environmental
                Facilities Corp. Pollution Control
                Rev., Series E, 6.30%, 6/15/02                        1,063
      1,000   New York State Urban
                Development Corp. Rev., Series
                4, (Correctional Facilities),
                5.375%, 1/1/23                                          900
      2,000   New York State Urban
                Development Corp. Rev., Series
                6, (Correctional Facilities),
                5.375%, 1/1/15                                        1,860
                                                                    -------
                                                                      8,503
                                                                    -------
North Carolina--3.0%
        520   North Carolina Eastern Municipal
                Power Agency System Rev.,
                Series A, 7.50%, 1/1/10,
                Prerefunded 1/1/09 at 100%
                of Par(1)                                               618
      1,000   North Carolina Municipal Power
                Agency #1 Rev., (Catawba
                Electric), 6.00%, 1/1/10 (MBIA)                       1,063
                                                                    -------
                                                                      1,681
                                                                    -------
Ohio--2.4%
        750   Ohio Higher Educational Facility
                Commission Rev., (Case Western
                Reserve University), 6.50%,
                10/1/20                                                 821
        500   Ohio Higher Educational Facility
                Commission Rev., (University of
                Dayton), 5.80%, 12/1/14
                (FGIC)                                                  505
                                                                    -------
                                                                      1,326
                                                                    -------

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Pennsylvania--3.5%
$     1,000   Philadelphia Gas Works Rev., 15th
                Series, 5.375%, 8/1/07 (FSA)                         $1,010
      1,000   Philadelphia Water & Wastewater
                Rev., 5.25%, 6/15/23 (MBIA)                             921
                                                                    -------
                                                                      1,931
                                                                    -------
Puerto Rico--0.9%
        500   Puerto Rico Commonwealth GO,
                6.45%, 7/1/17                                           529
                                                                    -------
Rhode Island--4.3%
      1,000   Rhode Island Depositors Economic
                Protection Corp. Special
                Obligation Rev., Series A, 6.25%,
                8/1/16 (MBIA)                                         1,068
      1,300   Rhode Island Depositors Economic
                Protection Corp. Special
                Obligation Rev., Series B, 6.00%,
                8/1/17 (MBIA)                                         1,308
                                                                    -------
                                                                      2,376
                                                                    -------
Texas--10.5%
      1,000   Alliance Airport Auth. Special
                Facilities Rev., (American Airlines
                Project), 7.00%, 12/1/11                              1,107
      1,000   Denison Hospital Auth. Rev.
                (Texoma Medical Center Income
                Project), 6.125%, 8/15/12                             1,000
      1,000   Denton Utility System Rev., Series
                A, 5.95%, 12/1/14 (MBIA)                              1,024
      2,500   Texas Municipal Power Agency Rev.,
                Series A, 6.75%, 9/1/12
                (AMBAC)                                               2,701
                                                                    -------
                                                                      5,832
                                                                    -------
Virginia--2.9%
      1,000   Metropolitan Area Transportation
                Auth. Rev., 6.00%, 7/1/10
                (FGIC)                                                1,063
        500   Norfolk Hospital Development Auth.
                Rev., (Children's Hospital), 7.00%,
                6/1/11, Prerefunded 6/1/01 at
                102% of Par (AMBAC)(1)                                  550
                                                                    -------
                                                                      1,613
                                                                    -------

See Notes to Financial Statements


Semiannual Report                                      Long-Term Tax-Exempt   23


                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TAX-EXEMPT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

Washington--1.8%
$     1,000   Washington State Public Power
                Supply Rev., Series A, (Nuclear
                Project #1), 5.75%, 7/1/12
                (MBIA)                                             $  1,000
                                                                    -------
Wisconsin--2.3%
      1,180   Winneconne Community School
                District GO, 6.75%, 4/1/14
                (FGIC)                                                1,286
                                                                    -------
Wyoming--0.4%
        205   Wyoming Community Development
                Auth. Rev., Series B, (Single
                Family Mortgage), 8.125%,
                6/1/21 (FHA)                                            211
                                                                    -------

TOTAL MUNICIPAL SECURITIES--99.2%                                    55,116
   (Cost $52,988)                                                   -------

SHORT-TERM MUNICIPAL SECURITIES--0.7%
        400   Chicago O'Hare International
                Airport Rev., VRDN, 3.85%,
                5/1/97 (LOC: Credit Suisse)                             400
                                                                    -------
   (Cost $400)

TEMPORARY CASH INVESTMENTS--0.1%
    45,000    Units of Participation in
                Chase Vista Tax Free Fund
                (Institutional Shares)                                   45
                                                                    -------
   (Cost $45)
TOTAL INVESTMENT SECURITIES--100.0%                                 $55,561
   (Cost $53,433)                                                   =======

Notes to Schedules of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FHA = Federal Housing Authority
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association

resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective 4/30/97.

(1) Escrowed in U.S. Government Securities.

See Notes to Financial Statements


24   Long-Term Tax-Exempt                           American Century Investments


                      STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 1997 (UNAUDITED)

                                                                 LIMITED-TERM   INTERMEDIATE-TERM     LONG-TERM
                                                                  TAX-EXEMPT       TAX-EXEMPT        TAX-EXEMPT

                                                              ($ and Shares in Thousands Except Per-Share Amounts)
ASSETS
Investment securities, at value (identified cost of
  $46,419, $70,586 and $53,433, respectively) (Note 3) .......      $46,372          $71,729          $55,561
Cash .........................................................           --               --               20
Receivable for investments sold ..............................           --              382               --
Interest receivable ..........................................          604            1,147              851
                                                                     ------           ------           ------
                                                                     46,976           73,258           56,432
                                                                     ------           ------           ------

LIABILITIES
Disbursements in excess of demand deposit cash ...............          185              488               96
Payable for investments purchased ............................          997              525               --
Payable for capital shares redeemed ..........................          150               --                3
Dividends payable ............................................           26               47               40
Accrued management fees (Note 2) .............................           23               36               27
                                                                     ------           ------           ------
                                                                      1,381            1,096              166
                                                                     ------           ------           ------
Net Assets Applicable to Outstanding Shares ..................      $45,595          $72,162          $56,266
                                                                    =======          =======          =======

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................................      200,000          200,000          200,000
                                                                    =======          =======          =======
Outstanding ..................................................        4,552            7,049            5,368
                                                                      =====            =====            =====
Net Asset Value Per Share ....................................       $10.02           $10.24           $10.48
                                                                     ======           ======           ======

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ......................      $45,465          $70,780          $53,856
Accumulated undistributed net realized gain
  from investment transactions ...............................          177              239              282
Net unrealized appreciation (depreciation)
  on investments (Note 3) ....................................          (47)           1,143            2,128
                                                                     ------           ------           ------
                                                                    $45,595          $72,162          $56,266
                                                                    =======          =======          =======

See Notes to Financial Statements


Semiannual Report                      Statements of Assets and Liabilities   25

                            STATEMENTS OF OPERATIONS

For the Six Months Ended april 30, 1997 (Unaudited)

                                                                 LIMITED-TERM   INTERMEDIATE-TERM     LONG-TERM
                                                                  TAX-EXEMPT       TAX-EXEMPT        TAX-EXEMPT

                                                              ($ and Shares in Thousands Except Per-Share Amounts)
INVESTMENT INCOME
Income:
Interest .........................................................   $1,126           $2,028          $1,691
                                                                     ------           ------          ------
Expenses:
Management fees (Note 2) .........................................      145              230             175
                                                                     ------           ------          ------
Net investment income ............................................      981            1,798           1,516
                                                                     ------           ------          ------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain on investments .................................      177              242             282
Change in net unrealized appreciation on investments .............     (440)            (840)           (842)
                                                                     ------           ------          ------

Net realized and unrealized
loss on investments ..............................................     (263)            (598)           (560)
                                                                     ------           ------          ------

Net Increase in Net Assets
Resulting from Operations ........................................  $   718           $1,200         $   956
                                                                     ======           ======          ======

See Notes to Financial Statements


26   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended APRIL 30, 1997 (Unaudited) AND YEAR ENDED OCTOBER 31, 1996

                                             LIMITED-TERM          INTERMEDIATE-TERM             LONG-TERM
                                              TAX-EXEMPT              TAX-EXEMPT                TAX-EXEMPT

Increase (Decrease) in Net Assets         1997        1996         1997         1996        1997         1996
OPERATIONS                                                   ($ and Shares in Thousands)
Net investment income ............... $     981      $  2,306   $  1,798         $  3,787$  1,516$  3,007
Net realized gain on investments ....       177          23          242          185          282         27
Change in net unrealized
  appreciation (depreciation)
  on investments ....................      (440)       (100)        (840)        (538)        (842)       134
                                        -------     -------      -------      -------      -------    -------
Net increase in net assets
  resulting from operations .........       718       2,229        1,200        3,434          956      3,168
                                        -------     -------      -------      -------      -------    -------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........      (981)     (2,306)      (1,798)      (3,787)      (1,516)    (3,007)
From net realized gains
  from investment transactions ......       (16)         --         (187)        (549)          --         --
                                        -------     -------      -------      -------      -------    -------
Decrease in net assets
  from distributions ................      (997)     (2,306)      (1,985)      (4,336)      (1,516)    (3,007)
                                        -------     -------      -------      -------      -------    -------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........    16,283      20,823        9,215       17,649       10,946     20,252
Proceeds from reinvestment
  of distributions ..................       901       2,061        1,697        3,711        1,309      2,575
Payments for shares redeemed ........   (21,176)    (31,778)     (18,533)     (20,138)     (16,201)   (20,213)
                                        -------     -------      -------      -------      -------    -------
Net increase (decrease)
  in net assets from
  capital share transactions ........    (3,992)     (8,894)      (7,621)       1,222       (3,946)     2,614
                                        -------     -------      -------      -------      -------    -------

Net increase (decrease)
  in net assets .....................    (4,271)     (8,971)      (8,406)         320       (4,506)     2,775

NET ASSETS
Beginning of period .................    49,866      58,837       80,568       80,248       60,772     57,997
                                        -------     -------      -------      -------      -------    -------

End of period .......................   $45,595     $49,866      $72,162      $80,568      $56,266    $60,772
                                        =======     =======      =======      =======      =======    =======

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ................................     1,617       2,064          890        1,701        1,033      1,920
Issued in reinvestment
  of distributions ..................        90         204          164          359          123        245
Redeemed ............................    (2,104)     (3,148)      (1,793)      (1,949)      (1,532)    (1,925)
                                        -------     -------      -------      -------      -------    -------
Net increase (decrease) .............      (397)       (880)        (739)         111         (376)       240
                                        =======     =======      =======      =======      =======    =======

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   27


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Limited-Term Tax-Exempt Fund (Limited-Term), American Century - Benham Intermediate-Term Tax-Exempt Fund (Intermediate-Term), and American Century - Benham Long-Term Tax-Exempt Fund (Long-Term) (the Funds) are three of the seventeen series of funds issued by the Corporation. The investment objective of Limited-Term is to seek income generally exempt from federal income taxes. The Fund intends to pursue this by investing in tax-exempt bonds and maintaining a weighted average maturity of five years or less. The investment objective of Intermediate-Term is to seek a competitive level of income generally exempt from federal income taxes. The Fund intends to pursue this by investing in tax-exempt bonds and maintaining a weighted average maturity of three to ten years. The investment objective of Long-Term is to seek a high level of income generally exempt from federal income taxes. The Fund intends to pursue this by investing in tax-exempt bonds and maintaining a weighted average maturity of ten years or greater. The following significant accounting policies, related to all Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status--It is the Funds' policy to distribute all taxable income and net capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. and the Corporation's transfer agent, American Century Services Corporation.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


28   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into Management Agreements with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees), and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average closing net assets during the previous month. The annual management fee for Limited-Term, Intermediate-Term, and Long-Term is 0.60%.

--------------------------------------------------------------------------------
3. Investment Transactions

Investment transactions (excluding short-term investments) for the six months ended April 30, 1997, were as follows:

                                                               LIMITED-TERM     INTERMEDIATE-TERM      LONG-TERM
                                                                                 ($ in Thousands)

PURCHASES
Municipal Debt Obligations ....................................   $20,695          $  7,669           $  9,086

PROCEEDS FROM SALES
Municipal Debt Obligations ....................................   $26,444           $15,202            $13,095

On April 30, 1997, the composition of unrealized appreciation (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                               LIMITED-TERM     INTERMEDIATE-TERM      LONG-TERM
                                                                                 ($ in Thousands)

Appreciation ..................................................   $   114          $  1,337           $  2,196
(Depreciation) ................................................     (161)              (194)               (68)
Net ...........................................................      (47)             1,143              2,128

The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                                   FORMER NAMES
Funds' Issuer:      American Century Mutual Funds, Inc.                         Twentieth Century Investors, Inc.
Funds:              American Century - Benham Limited-Term Tax-Exempt Fund      Tax-Exempt Short-Term
                    American Century - Benham Intermediate-Term Tax-Exempt Fund Tax-Exempt Intermediate-Term
                    American Century - Benham Long-Term Tax-Exempt Fund         Tax-Exempt Long-Term
Distributor:        American Century Investment Services, Inc.                  Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation                       Twentieth Century Services, Inc.


Semiannual Report                             Notes to Financial Statements   30


                              FINANCIAL HIGHLIGHTS
LIMITED-TERM TAX-EXEMPT

 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                                   1997(1)       1996         1995         1994         1993(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ............................  $10.08       $10.09         $9.95       $10.04       $10.00
Income From Investment Operations
  Net Investment Income ........................    0.20         0.43          0.44         0.36         0.21
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ............   (0.06)       (0.01)         0.14        (0.09)        0.04
                                                  ------       ------        ------       ------       ------
  Total From
  Investment Operations ........................    0.14         0.42          0.58         0.27         0.25
                                                  ------       ------        ------       ------       ------
Distributions
  From Net Investment Income ...................   (0.20)       (0.43)        (0.44)       (0.36)       (0.21)
                                                  ------       ------        ------       ------       ------
Net Asset Value, End of Period .................  $10.02       $10.08        $10.09        $9.95       $10.04
                                                  ======       ======        ======        =====       ======
  Total Return(3) ..............................    1.45%        4.26%         5.95%        2.75%        2.55%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..........................0.60%(4)     0.38%(5)         --(5)       --(5)         --(5)
Ratio of Net Investment Income
to Average Net Assets ..........................4.05%(4)         4.28%         4.38%       3.62%     3.09%(4)
Portfolio Turnover Rate ........................      42%          68%           78%         42%            3%
Net Assets, End
of Period (in thousands) .......................  $45,595     $49,866       $58,837     $60,857        $52,265

(1)  Six months ended April 30, 1997 (unaudited).

(2)  March 1, 1993 (inception) through October 31, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) The manager had voluntarily waived its management fee through February 29, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.

See Notes to Financial Statements


30   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                          INTERMEDIATE-TERM TAX-EXEMPT

 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                      1997(1)       1996         1995         1994        1993(2)       1992(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period ................. $10.35       $10.45       $10.01       $10.75       $10.27       $10.06
                                      ------       ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income .............   0.24         0.48         0.49         0.48         0.48         0.48
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ........  (0.09)       (0.03)        0.52        (0.61)        0.55         0.21
                                      ------       ------       ------       ------       ------       ------
  Total From
  Investment Operations .............   0.15         0.45         1.01        (0.13)        1.03         0.69
                                      ------       ------       ------       ------       ------       ------
Distributions
  From Net Investment Income ........  (0.24)       (0.48)       (0.49)       (0.48)       (0.48)       (0.48)
  From Net Realized Gains
  on Investment Transactions ........  (0.02)       (0.07)       (0.08)       (0.13)       (0.07)       --
                                      ------       ------       ------       ------       ------       ------
  Total Distributions ...............  (0.26)       (0.55)       (0.57)       (0.61)       (0.55)       (0.48)
                                      ------       ------       ------       ------       ------       ------
Net Asset Value, End of Period ...... $10.24       $10.35       $10.45       $10.01       $10.75       $10.27
                                      ======       ======       ======       ======       ======       ======
  Total Return(3) ...................   1.50%        4.47%       10.41%       (1.25%)      10.25%        7.00%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets ...............0.60%(4)        0.60%        0.60%        0.60%        0.72%     0.98%(5)
Ratio of Net Investment Income
to Average Net Assets ...............4.70%(4)        4.66%        4.77%        4.59%        4.51%        4.68%
Portfolio Turnover Rate. ............     10%          39%          32%          74%          38%          36%
Net Assets, End
of Period (in thousands) ............ $72,162     $80,568      $80,248      $81,400      $98,740       $76,745

(1)  Six months ended April 30, 1997 (unaudited).

(2) The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Expenses are shown net of management fees waived by the manager for low-balance account fees collected during the period.


See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   31

                              FINANCIAL HIGHLIGHTS
                              LONG-TERM TAX-EXEMPT

                                 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                      1997(1)       1996         1995         1994        1993(2)       1992(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ................  $10.58       $10.54        $9.75       $11.10       $10.36       $10.23
                                      ------       ------       ------       ------       ------       ------
Income From Investment Operations
  Net Investment Income ............    0.27         0.53         0.53         0.52         0.53         0.53
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .......   (0.10)        0.04         0.83        (1.01)        0.90         0.22
                                      ------       ------       ------       ------       ------       ------
  Total From
  Investment Operations ............    0.17         0.57         1.36        (0.49)        1.43         0.75
                                      ------       ------       ------       ------       ------       ------
Distributions
  From Net Investment Income .......   (0.27)       (0.53)       (0.53)       (0.52)       (0.53)       (0.53)
  From Net Realized Gains
  on Investment Transactions .......   --           --           (0.04)       (0.34)       (0.16)       (0.09)
  Total Distributions ..............   (0.27)       (0.53)       (0.57)       (0.86)       (0.69)       (0.62)
                                      ------       ------       ------       ------       ------       ------
Net Asset Value, End of Period .....  $10.48       $10.58       $10.54        $9.75       $11.10       $10.36
                                      ======       ======       ======        =====       ======       ======
  Total Return(3) ..................    1.63%        5.60%       14.45%       (4.70%)      14.32%        7.43%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets .............. 0.60%(4)        0.59%        0.59%        0.60%        0.73%     0.98%(5)
Ratio of Net Investment Income
to Average Net Assets .............. 5.17%(4)        5.06%        5.24%        5.00%        4.90%        5.07%
Portfolio Turnover Rate ............      16%          60%          61%          66%          81%          88%
Net Assets, End
of Period (in thousands) ...........  $56,266      $60,772      $57,997      $50,964      $70,757      $61,825

(1)  Six months ended April 30, 1997 (unaudited).

(2) The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Expenses are shown net of management fees waived by the manager for low-balance account fees collected during the period.

See Notes to Financial Statements


32   Financial Highlights                           American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   33


                                     NOTES

34   Notes                                          American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   35


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The Benham Group offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Limited-Term Tax-Exempt is a variable-price bond fund that seeks to provide interest income exempt from federal income taxes by investing in municipal securities. The fund must maintain a weighted average maturity of 5 years or less.

Intermediate-Term Tax-Exempt is a variable-price bond fund that seeks to provide interest income exempt from federal income taxes by investing in municipal securities. The fund must maintain a weighted average maturity of 3-10 years.

Long-Term Tax-Exempt is a variable-price bond fund that seeks to provide interest income exempt from federal income taxes by investing in municipal securities. The fund must maintain a weighted average maturity of greater than 10 years.

An investment in the funds is neither insured nor guaranteed by the U.S. government. There is no assurance that the funds will achieve their respective investment objectives.

Comparative Indices

The indices listed below are used in the report to serve as a comparison for the performance of a fund. They are not investment products available for purchase.

The Merrill Lynch 0- to 3-Year Municipal Index is composed of 23 municipal securities with an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

The Lehman Brothers, Inc. Five-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

The Lehman Brothers, Inc. Long-Term Municipal Bond Index is composed of 8,000 municipal bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1994.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for the Tax-Exempt funds are:

Short Municipal Debt Funds (Limited-Term Tax-Exempt)--funds that invest in municipal debt issues with dollar-weighted average maturities of less than 3 years.

Intermediate Municipal Debt Funds (Intermediate-Term Tax-Exempt)--funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

General Municipal Debt Funds (Long-Term Tax-Exempt)--funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A and BBB).

PORTFOLIO MANAGEMENT TEAM
Senior Municipal Portfolio Manager      Dave MacEwen
Municipal Portfolio Manager             Joel Silva
Municipal Credit Research Manager       Steven Permut
Credit Analysts                         Scott Lord, Bill McClintock,
                                        David Moore, Tim Benham


36   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 30-32.

Yields

o 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annualized percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

o Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

Bond Portfolio Structures

o Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when the yield curve is moving from steep to flat. (Short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.)

o Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to perform best when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates).

o Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to perform best when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

Investment Terms

o Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

o Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

Statistical Terminology

o Number of Securities--the number of different securities issuances held by a fund on a given date.

o Weighted Average Maturity--measures the average amount of time until the securities in a bond portfolio mature, weighted by dollar amount.

o Average Duration--measures the interest rate sensitivity of a bond portfolio. Measured in years, average duration represents the approximate percentage change in the value of a bond portfolio if interest rates move up or down by one percentage point.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.

Types of Municipal Securities

o COPs/Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

o GO Bonds--general obligation securities backed by the taxing power of the issuer.

o Land-Secured Bonds--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

o Prerefunded Bonds/ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

o Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


Semiannual Report                                                  Glossary   37


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9706           [recycled logo]
SH-BKT-8699       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 April 30, 1997

                                     BENHAM
                                     GROUP

                             Short-Term Government
                          Intermediate-Term Government

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Short-Term Government
Performance & Portfolio Information......................... 4
Management Q & A............................................ 5
Schedule of Investments..................................... 8
Financial Highlights........................................19
Intermediate-Term Government
Performance & Portfolio Information......................... 9
Management Q & A............................................10
Schedule of Investments.....................................13
Financial Highlights........................................20
Statements of Assets and Liabilities........................14
Statements of Operations....................................15
Statements of Changes in Net Assets.........................16
Notes to Financial Statements...............................17
Retirement Account Information..............................21
Background Information
Investment Philosophy & Policies............................24
Comparative Indices.........................................24
Lipper Rankings.............................................24
Portfolio Management Team...................................24
Glossary....................................................25

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS        INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

 Short-Term Government
  Intermediate-Term
      Government


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o U.S. economic growth accelerated during the six months ended April 30, 1997, while inflation remained relatively subdued.

o The Federal Reserve raised short-term interest rates in March to head off potential inflation and slow the rapid pace of economic growth.

o U.S. government securities produced modest returns during the six-month period.

o Overall, bond prices fell as yields rose, but interest income enabled most government bonds to produce positive returns.

o Mortgage-backed securities were the best-performing government securities, followed by government agency and Treasury securities.


Short-Term Government

o    The  fund's   performance  kept  pace  with  the  average  short-term  U.S.
     government fund during the six months ended April 30, 1997.

o The fund was positioned defensively for most of the period to mitigate the negative effects of rising interest rates.

o The fund increased its holdings of mortgage-backed securities because of their attractive return potential.

o The fund also added more callable government agency securities, which have performance characteristics that are similar to mortgage-backed securities.

o Going forward, we plan to remain defensive because of our expectations for higher short-term interest rates in the coming months.


Intermediate-Term Government

o The fund's performance kept pace with the average intermediate-term U.S. government fund during the six months ended April 30, 1997.

o The fund was positioned defensively for most of the period to mitigate the negative effects of rising interest rates.

o The fund maintained an asset mix of approximately 75% Treasurys and 25% mortgage-backed securities throughout the period.

o Because of liquidity problems related to the fund's small size, we continued to avoid government agency securities.

o Going forward, we plan to remain defensive because of our expectations for higher short-term interest rates in the coming months.


                                   Short-Term
                    Total Returns:             AS OF 4/30/97
                      6 Months                        1.98%*
                      1 Year                           5.49%
                    Net Assets:               $326.7 million
                      (AS of 4/30/97)
                    Inception Date:                 12/15/82
                    Ticker Symbol:                     TWUSX

                               Intermediate-Term
                    Total Returns:             AS OF 4/30/97
                      6 Months                        1.35%*
                      1 Year                           5.80%
                    Net Assets:                $24.9 million
                      (AS of 4/30/97)
                    Inception Date:                   3/1/94
                    Ticker Symbol:                     TWGIX

                    * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 25.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

April 30, 1997, marked the end of an eventful period for our company and U.S. bond markets. U.S. government securities posted modest returns as accelerating first-quarter economic growth sent bond yields higher. In the following pages, our investment management team provides further details about the market and how your fund was managed during the period.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (aggressive growth and international equity funds). The Short- and Intermediate-Term Government funds have joined the Benham Group because their investment goals match key attributes of that group.

By now,  you should have  received a proxy  statement  and ballot that  proposes several changes to your fund. In order to streamline and simplify our list of fund offerings, we are proposing to merge several funds with similar characteristics and investment objectives. The proxy statement includes proposals to merge the Short-Term Government fund into the existing Adjustable Rate Government Securities fund and the Intermediate-Term Government fund into the existing Intermediate-Term Treasury fund. The proxy statement contains more details about the proposed changes; we strongly encourage you to read it carefully and take part in the proxy vote if you have not already done so.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a report summary, a glossary, more charts and graphs, and expanded management Q & A and background information sections.

These are examples of how we continue working to provide information and services that are useful and convenient to investors in our funds. We look forward to sharing other helpful changes with you.


Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

U.S. economic growth accelerated during the six months ended April 30, 1997. After moderating throughout the summer of 1996, economic growth rebounded in the fourth quarter as strong employment growth, increased consumer spending and a robust housing market fueled an annualized growth rate of 3.8%. The U.S. economy continued to pick up speed in the first quarter of 1997, surging ahead at a 5.8% annual rate.

Although such a strong level of economic growth has historically been accompanied by rising prices, inflation remained under control--the consumer price index rose at an annual rate of 3.2% during the six-month period. But recent evidence of increasing wage pressures--which are often passed on to consumers in the form of higher prices--led the Federal Reserve to make a pre-emptive strike against inflation by raising short-term interest rates in March. The Fed raised its federal funds rate target (the overnight lending rate targeted by the Fed for large loans between commercial banks) from 5.25% to 5.50%.

U.S. Government Bonds

U.S. government securities produced modest returns during the six months ended April 30. Rising yields (see the graph above) caused bond prices to fall, but the interest income paid out to bondholders offset nearly all of the price declines. Short-term securities, which usually suffer less price depreciation than longer-term securities when interest rates rise, were the best performers during the period. For example, the two-year Treasury note posted a 2.38% return for the six-month period, while the 30-year Treasury bond returned -0.47%.

Bond yields fell (and bond prices rose) at the beginning of the six-month period in response to evidence of moderating U.S. economic growth and low inflation. But by the beginning of 1997, stronger economic growth and rising wage pressures rekindled concerns about inflation. As a result, bond yields soared throughout the first quarter of 1997. The 30-year Treasury bond yield, which fell as low as 6.35% in December, climbed to 7.10% by the end of March. The bond market settled down a little in April, rallying slightly as inflation remained subdued.

Mortgage-backed securities were the top performers among government bonds during the six-month period, followed by government agency and Treasury securities. With bond prices declining slightly overall, yield was the most significant contributor to bond returns. Mortgage-backed securities tend to have the highest yields among government securities, while Treasury securities tend to have the lowest yields. Over the past two years, mortgage-backed and government agency securities have outperformed Treasurys; as a result, the gap--or spread--between the yields of mortgage-backed, agency and Treasury securities has narrowed significantly.

[line graph - data below]

TREASURY YIELD CURVES

Years to Maturity       4/30/97         10/31/96
1                       5.88             5.404
2                       6.27             5.732
3                       6.39             5.86
4                       6.47             5.89
5                       6.56             6.07
6                       6.6              6.105
7                       6.64             6.14
8                       6.66             6.207
9                       6.68             6.274
10                      6.7              6.341
11                      6.733            6.3758
12                      6.766            6.4106
13                      6.799            6.4454
14                      6.832            6.4802
15                      6.865            6.515
16                      6.898            6.55
17                      6.931            6.585
18                      6.964            6.62
19                      6.997            6.655
20                      7.03             6.69
21                      7.022            6.685
22                      7.014            6.68
23                      7.006            6.675
24                      6.998            6.67
25                      6.99             6.665
26                      6.982            6.6602
27                      6.974            6.6554
28                      6.966            6.6506
29                      6.958            6.6458
30                      6.95             6.641
Source: Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3


                             SHORT-TERM GOVERNMENT

                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF APRIL 30, 1997
Short-Term Government                         1.98%         5.49%         5.56%         4.73%          6.24%
Merrill Lynch 1- to 3-Year Government Index   2.26%         6.09%         6.25%         5.68%          7.28%
Average Short U.S. Government Fund(1)         2.06%         5.57%         5.40%         4.93%          6.39%
Fund's Ranking Among
Short U.S. Government Funds(1)                 --       36 out of 58  21 out of 46  11 out of 17    6 out of 8

(1)  According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
Value on 4/30/97

Short-Term Government      $18,311
Merrill Lynch 1- to 3-Year Govt. Index      $20,202

            Short-Term Government      Merrill Lynch 1- to 3-Year Govt. Index
Apr-87            $10,000                             $10,000
Jun-87            $10,092                             $10,133
Sep-87            $10,022                             $10,151
Dec-87            $10,410                             $10,504
Mar-88            $10,686                             $10,781
Jun-88            $10,784                             $10,893
Sep-88            $10,934                             $11,052
Dec-88            $10,997                             $11,158
Mar-89            $11,106                             $11,297
Jun-89            $11,675                             $11,859
Sep-89            $11,785                             $12,031
Dec-89            $12,096                             $12,371
Mar-90            $12,057                             $12,481
Jun-90            $12,350                             $12,831
Sep-90            $12,581                             $13,137
Dec-90            $13,008                             $13,574
Mar-91            $13,222                             $13,873
Jun-91            $13,449                             $14,146
Sep-91            $13,953                             $14,621
Dec-91            $14,522                             $15,160
Mar-92            $14,400                             $15,183
Jun-92            $14,793                             $15,620
Sep-92            $15,222                             $16,085
Dec-92            $15,160                             $16,115
Mar-93            $15,448                             $16,471
Jun-93            $15,579                             $16,648
Sep-93            $15,743                             $16,887
Dec-93            $15,793                             $16,987
Mar-94            $15,631                             $16,902
Jun-94            $15,591                             $16,916
Sep-94            $15,722                             $17,083
Dec-94            $15,715                             $17,083
Mar-95            $16,214                             $17,657
Jun-95            $16,707                             $18,223
Sep-95            $16,938                             $18,496
Dec-95            $17,366                             $18,962
Mar-96            $17,358                             $19,025
Jun-96            $17,519                             $19,217
Sep-96            $17,763                             $19,535
Dec-96            $18,081                             $19,906
Mar-97            $18,171                             $20,038
Apr-97            $18,311                             $20,202

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                            4/30/97   10/31/96
Number of Securities          26         27
Weighted Average Maturity  1.8 years  2.0 years
Average Duration           1.6 years  1.7 years
Expense Ratio               0.70%*      0.70%

* Annualized.

YIELD AS OF APRIL 30, 1997
                                       30-DAY
                                         SEC
                                        Yield
Short-Term Government                   5.71%

Yield is defined in the Glossary on page 25.


4    Short-Term Government                          American Century Investments


                             SHORT-TERM GOVERNMENT

Management Q & A

An interview with Bob Gahagan, a senior portfolio manager on the Benham Government funds management team.

How did the fund perform?

The fund kept pace with its peer group average. For the six months ended April 30, 1997, the fund posted a total return of 1.98%, compared with the 2.06% average return of the 62 "Short U.S. Government Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How was the fund positioned during the period?

For the most part, the fund was positioned defensively over the past six months. Stronger economic growth in late 1996 and early 1997 prompted concern about the possibility of a Federal Reserve interest rate increase. To reduce the negative impact of higher rates on the fund's share price, we maintained a cautious average maturity and duration.

We also continued to cut the fund's Treasury holdings while expanding its stake in government agency and mortgage-backed securities. This strategy was designed to maintain the fund's yield despite a shorter average maturity and duration.

[bar graph - data below]

SHORT-TERM GOVERNMENT'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended April 30)

          Short-Term Government   Merrill Lynch 1- to 3-Year Govt. Index
4/30/88           6.81%                            7.69%
4/30/89           5.46%                            6.23%
4/30/90           6.87%                            9.03%
4/30/91          10.80%                           11.98%
4/30/92           8.93%                            9.41%
4/30/93           6.98%                            8.16%
4/30/94           0.15%                            1.63%
4/30/95           4.97%                            5.77%
4/30/96           6.22%                            6.89%
4/30/97           5.49%                            6.09%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 24 for a definition of the index.


Semiannual Report                                     Short-Term Government    5


                             SHORT-TERM GOVERNMENT

Mortgage-backed securities now make up 40% of the fund's portfolio, compared to 30% six months ago. Why the significant increase?

We felt that mortgage-backed securities offered the highest expected total return based on the prevailing market conditions. Mortgage-backed securities tend to produce better returns than other government securities when interest rates are relatively stable because they are the highest-yielding government securities. Even a period of moderate interest rate volatility can be favorable for mortgage-backed securities, as long as there are no sharp or extended interest rate shifts.

As it turned out, mortgage-backed securities outperformed other government securities by a wide margin during the six-month period. Interest rates shifted gradually throughout the period and only rose slightly overall. Another factor favoring mortgage-backed securities was demand from "crossover" buyers--investors who typically purchase other types of fixed-income securities but who were drawn by the attractive total return potential of mortgage-backed securities.

What about the fund's government agency securities?

We held about the same percentage of agency securities in the fund's portfolio throughout the period, but we adjusted the composition a little. We sold nearly all of the fund's non-callable agency securities, replacing them with callable agency securities. This emphasis on callable securities made the fund's agency holdings behave more like mortgage-backed securities.

How so?

Callable agency securities have a "call" option, which gives the issuer the opportunity to pay off the securities at a prearranged date before maturity. In the same way that homeowners refinance their mortgages when interest rates fall, government agencies will usually exercise a call option when rates decline because they can issue new, lower-yielding securities to replace the existing callable securities. As a result, callable agency securities tend to perform better when interest rates are relatively stable or slightly rising. This is similar to the ideal environment for mortgage-backed securities.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Mortgage-Backed
Securities 40%
U.S. Treasury Securities 31%
U.S. Government Agency
Securities 23%
Cash 6%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
U.S. Treasury Securities 44%
Mortgage-Backed
Securities 30%
U.S. Government Agency
Securities 26%


6    Short-Term Government                          American Century Investments


                             SHORT-TERM GOVERNMENT

Do you plan to maintain this concentration in callable agency securities going forward?

Yes, although we'll be very selective. Based on our interest rate outlook, we think certain callable agency securities offer higher expected total returns than either Treasury or non-callable agency securities. In general, government agency securities tend to provide higher yields than Treasurys, but callable agency securities typically yield more than non-callable agency securities to compensate for the risk that the issuer will pay off the callable security early.

The yield differential--or spread--between short-term Treasurys and non-callable agency securities is extremely narrow, which limits the potential for non-callables to outperform Treasurys. On the other hand, the yield spread between Treasurys and selected callable agency securities is still wide enough for callables to outperform, given our interest rate outlook.

And what is your interest rate outlook for the next six months?

Continued strength in the economy will likely lead to higher short-term interest rates. The U.S. economy picked up steam in the first quarter of 1997, growing at a 5.8% annual rate. Although that level of growth is probably unsustainable, we feel that the pieces are in place for continued healthy economic growth. A 28-year high in consumer confidence, the lowest unemployment rate since 1973, and solid income growth suggest the possibility of increased consumer spending in the months ahead.

We expect these economic conditions to put further pressure on the Federal Reserve to continue raising short-term interest rates in order to slow growth and restrict inflationary pressures. One key factor that we will be watching is the labor market. With unemployment at its lowest level in more than 23 years, we believe the risks are clearly on the upside for higher wages. Rising labor costs, which often translate into higher prices for consumers, would likely trigger additional Fed rate hikes.

With this outlook in mind, what are your plans for the fund over the next six months?

Since we expect short-term rates to rise, we plan to maintain the fund's defensive positioning in the coming months. This approach should help limit any price depreciation resulting from rising yields. However, we will closely monitor economic and inflationary conditions, and we'll make adjustments if the environment changes.

We also plan to maintain the fund's current asset allocation, with about two-thirds of the fund's assets devoted to mortgage-backed and government agency securities. At some point in the coming months, we may look to reduce the fund's agency holdings if yield spreads between short-term Treasury and agency securities continue to narrow.

In July, fund shareholders will vote on a proposal to merge the fund with the Benham Adjustable Rate Government Securities fund. If this merger is approved, how will it affect the fund's management?

Shareholders will see virtually no change to the fund's management. The new combined fund will retain nearly all of this fund's investment objectives and policies. The only significant difference is that the new fund will have lower management fees and expenses.

(PLEASE REVIEW THE PROXY STATEMENT FOR INFORMATION ABOUT THE MERGER, AND PLEASE REMEMBER TO VOTE YOUR PROXY.)


Semiannual Report                                     Short-Term Government    7


                            SCHEDULE OF INVESTMENTS
                             SHORT-TERM GOVERNMENT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$    17,580   U.S. Treasury Notes, 7.25%,
                2/15/98                                           $  17,761
     15,600   U.S. Treasury Notes, 6.125%,
                3/31/98                                              15,634
     19,490   U.S. Treasury Notes, 5.875%,
                4/30/98                                              19,472
     19,000   U.S. Treasury Notes, 5.875%,
                8/15/98                                              18,947
     12,000   U.S. Treasury Notes, 5.875%,
                10/31/98                                             11,947
      1,600   U.S. Treasury Notes, 5.00%,
                2/15/99                                               1,567
     15,000   U.S. Treasury Notes, 5.875%,
                3/31/99                                              14,902
                                                                   --------
TOTAL U.S. TREASURY SECURITIES--30.8%                              $100,230
   (Cost $100,159)                                                 --------

U.S. GOVERNMENT AGENCY SECURITIES
     12,367   FHLB, 6.21%, 3/29/99                                   12,324
     14,000   FHLB, 6.685%, 11/5/99                                  14,003
     18,000   FHLB, 6.605%, 11/12/99                                 17,989
     20,000   FNMA, 7.00%, 8/11/99                                   20,063
     10,000   FNMA, 6.76%, 11/14/01                                   9,905
                                                                   --------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES--22.9%                                                    74,284
   (Cost $89,051)                                                  --------

MORTGAGE-BACKED SECURITIES(1)
     12,562   FHLMC REMIC, Series 1344,
                Class B TAC, 6.00%, 10/15/05                         12,477
     13,714   FHLMC REMIC, Series 1861,
                Class E SEQ, 6.50%, 8/15/20                          13,490
     10,973   FHLMC REMIC, Series 1558,
                Class A TAC, 6.00%, 5/15/22                          10,778
     14,992   FNMA REMIC, Series 1996-53,
                Class A SEQ, 6.50%, 12/25/03                         14,982
      8,298   FNMA REMIC, Series 1993-93,
                Class C PAC, 5.50%, 2/25/06                           8,187

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$    13,210   FNMA REMIC, Series 1997-31,
                Class B SEQ, 6.00%, 4/18/07                      $   12,815
      2,148   FNMA REMIC, Series 1993-185,
                Class PB PAC, 4.90%, 4/25/09                          2,142
     21,700   FNMA REMIC, Series 1993-187,
                Class D PAC, 5.50%, 12/25/12                         21,503
      8,285   FNMA REMIC, Series 1996-10,
                Class A SEQ, 6.50%, 11/25/17                          8,205
      9,265   FNMA REMIC, Series 1996-12,
                Class A SEQ, 6.50%, 12/25/17                          9,163
      6,649   FNMA REMIC, Series G93-29,
                Class A SEQ, 6.65%, 10/25/18                          6,585
     11,169   FNMA REMIC, Series 1995-22,
                Class A, 7.00%, 8/25/23                              11,108
                                                                   --------
TOTAL MORTGAGE-BACKED
SECURITIES--40.4%                                                   131,435
   (Cost $131,159)                                                 --------

TEMPORARY CASH INVESTMENTS
$15,000 par value FHLB Discount Note,
   5.36%, 5/6/97(2)                                                  14,989
                                                                   --------
Repurchase Agreement, J.P. Morgan Securities,
   Inc., (U.S. Treasury obligations), in a
   joint trading account at 5.375%,
   dated 4/30/97, due 5/1/97
   (Delivery value $4,196)                                            4,195
                                                                   --------
TOTAL TEMPORARY CASH INVESTMENTS--5.9%                               19,184
   (Cost $4,195)                                                   --------

TOTAL INVESTMENT SECURITIES--100.0%                                $325,133
   (Cost $324,564)                                                 ========

Notes to Schedule of Investments
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(2)  Rate disclosed represents effective yield to maturity as of April 30, 1997.

See Notes to Financial Statements


8    Short-Term Government                          American Century Investments


                          INTERMEDIATE-TERM GOVERNMENT

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF APRIL 30, 1997
Intermediate-Term Government                                1.35%         5.80%          5.77%         4.96%
Lehman Intermediate Government Bond Index                   1.77%         6.24%          6.64%         5.57%
Average Intermediate U.S. Government Fund(1)                1.34%         5.85%          6.05%         5.57%(2)
Fund's Ranking Among
Intermediate U.S. Government Funds(1)                        --       62 out of 122  56 out of 83 47 out of 81(2)

(1)  According to Lipper Analytical Services.
(2) Since 3/31/94, the date nearest the fund's inception for which data are available. Inception date was March 1, 1994.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 4/30/97

Intermediate-Term Government                $11,655
Lehman Intermediate U.S. Govt. Index        $11,874

           Intermediate-Term Government   Lehman Intermediate U.S. Govt. Index
Mar-94               $10,000                            $10,000
Mar-94                $9,895                             $9,854
Apr-94                $9,851                             $9,790
May-94                $9,854                             $9,797
Jun-94                $9,846                             $9,799
Jul-94                $9,962                             $9,927
Aug-94                $9,979                             $9,956
Sep-94                $9,892                             $9,873
Oct-94                $9,899                             $9,875
Nov-94                $9,854                             $9,831
Dec-94                $9,893                             $9,863
Jan-95               $10,030                            $10,024
Feb-95               $10,216                            $10,217
Mar-95               $10,271                            $10,274
Apr-95               $10,377                            $10,393
May-95               $10,687                            $10,686
Jun-95               $10,749                            $10,754
Jul-95               $10,726                            $10,760
Aug-95               $10,822                            $10,849
Sep-95               $10,905                            $10,922
Oct-95               $11,046                            $11,042
Nov-95               $11,196                            $11,177
Dec-95               $11,323                            $11,287
Jan-96               $11,408                            $11,382
Feb-96               $11,198                            $11,261
Mar-96               $11,103                            $11,210
Apr-96               $11,017                            $11,177
May-96               $10,977                            $11,171
Jun-96               $11,106                            $11,285
Jul-96               $11,136                            $11,320
Aug-96               $11,130                            $11,333
Sep-96               $11,297                            $11,479
Oct-96               $11,501                            $11,667
Nov-96               $11,667                            $11,808
Dec-96               $11,569                            $11,745
Jan-97               $11,622                            $11,789
Feb-97               $11,624                            $11,808
Mar-97               $11,529                            $11,741
Apr-97               $11,655                            $11,874

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                            4/30/97   10/31/96
Number of Securities          28         28
Weighted Average Maturity  4.9 years  5.6 years
Average Duration           3.5 years  3.6 years
Expense Ratio               0.75%*      0.74%

* Annualized.

YIELD AS OF APRIL 30, 1997
                                       30-DAY
                                         SEC
                                        Yield
Intermediate-Term Government            6.03%

Yield is defined in the Glossary on page 25.


Semiannual Report                              Intermediate-Term Government    9


                          INTERMEDIATE-TERM GOVERNMENT

Management Q & A

An interview with Casey Colton, a senior portfolio manager on the Benham Government funds management team.

How did the fund perform?

The fund matched its peer group average. For the six months ended April 30, 1997, the fund had a total return of 1.35%, compared with the 1.34% average return of the 129 "Intermediate U.S. Government Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How was the fund positioned over the past six months?

We made very few changes to the fund's portfolio during the six-month period. We shortened its average maturity and duration a little, shifting the fund into a slightly defensive position. Stronger economic growth in late 1996 and early 1997 prompted concern about the possibility of a Federal Reserve interest rate increase. The fund's shorter average maturity and duration helped reduce the negative impact of rising rates on its share price.

We also maintained the fund's concentration in intermediate-term Treasury securities, which made up nearly 75% of the fund's portfolio. The remainder of the portfolio was invested in mortgage-backed securities.

[bar graph - data below]

INTERMEDIATE-TERM GOVERNMENT'S
ONE-YEAR RETURNS SINCE INCEPTION (Periods ended April 30)

        Intermediate-Term Government      Lehman Intermediate Govt. Bond Index
4/30/94            -1.49%                                -2.10%
4/30/95             5.34%                                 6.17%
4/30/96             6.17%                                 7.54%
4/30/97             5.80%                                 6.24%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 24 for a definition of the index.
* Return from 3/1/94 to 4/30/94.


10   Intermediate-Term Government                   American Century Investments


                          INTERMEDIATE-TERM GOVERNMENT

What's the attraction of mortgage-backed securities?

Yield   is   the   main    attraction--mortgage-backed    securities   are   the
highest-yielding government securities available. We believe that the current interest rate environment is favorable for mortgage-backed securities.

Mortgage-backed securities tend to produce better returns than other government securities when yield is the most important component of total return--that is, when interest rates are relatively stable. Even a period of interest rate volatility can be favorable for mortgage-backed securities, as long as there are no sharp or extended interest rate shifts.

Let's take the past six months as an example. Interest rates shifted gradually throughout the period and only rose slightly overall. As a result, the higher yields of mortgage-backed securities enabled them to outperform Treasury and government agency securities by a wide margin.

Why does the fund continue to avoid government agency securities?

The fund's small size makes it hard to divide its assets among many different security types. Such fragmentation can reduce the fund's liquidity, which makes it hard to respond quickly to changing market conditions. In addition, we would be buying such a small amount of government agency securities that it would be difficult to find attractive values. Instead, we try to keep it simple, focusing the fund's holdings on Treasurys and mortgage-backed securities.

What is your interest rate outlook for the next six months?

Continued strength in the economy will likely lead to higher short-term interest rates. The U.S. economy picked up steam in the first quarter of 1997, growing at a 5.8% annual rate. Although that level of growth is probably unsustainable, we feel that the pieces are in place for continued healthy economic growth. A 28-year high in consumer confidence, the lowest unemployment rate since 1973, and solid income growth suggest the possibility of increased consumer spending in the months ahead.

Based on these economic conditions, we expect the Federal Reserve to maintain a bias toward raising short-term interest rates to slow growth and restrict inflationary pressures. One key factor to watch is the labor market. With unemployment at its lowest level in more than 23 years, we believe the risks are clearly on the upside for higher wages. Rising labor costs, which often translate into higher prices for consumers, would likely trigger additional Fed rate hikes.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
U.S. Treasury Securities 72%
Mortgage-Backed
Securities 23%
Cash 5%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
U.S. Treasury Securities 71%
Mortgage-Backed
Securities 26%
Cash 3%


Semiannual Report                              Intermediate-Term Government   11


                          INTERMEDIATE-TERM GOVERNMENT

With this outlook in mind, what are your plans for the fund over the next six months?

We plan to maintain the fund's slightly shorter-than-neutral position. We'll also maintain the fund's current weightings in Treasury and mortgage-backed securities. In particular, mortgage-backed securities should continue to perform well in a gradually rising interest rate environment.

In July, fund shareholders will vote on a proposal to merge the fund into the Benham Intermediate-Term Treasury Fund. If this merger is approved, how will it affect the fund's management?

The Intermediate-Term Treasury fund's investment objectives and policies are very similar to those of the Intermediate-Term Government fund--an intermediate maturity, an emphasis on Treasury securities, the same fund management team. However, there are some differences, most notably that the Intermediate-Term Treasury fund focuses almost exclusively on Treasurys.

Shareholders will also see a couple of other differences--the management fees and expenses of the new fund will be lower than those of the Intermediate-Term Government fund, and the size of the new combined fund will be substantially larger.

(PLEASE REVIEW THE PROXY STATEMENT FOR INFORMATION ABOUT THE MERGER, AND PLEASE REMEMBER TO VOTE YOUR PROXY.)


12   Intermediate-Term Government                   American Century Investments


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM GOVERNMENT

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

U. S. TREASURY SECURITIES
$    1,160    U.S. Treasury Notes, 8.25%,
                7/15/98                                            $  1,189
     2,500    U.S. Treasury Notes, 6.00%,
                8/15/99                                               2,481
     1,270    U.S. Treasury Notes, 8.00%,
                8/15/99                                               1,314
     1,625    U.S. Treasury Notes, 6.875%,
                8/31/99                                               1,643
       485    U.S. Treasury Notes, 7.125%,
                9/30/99                                                 493
       500    U.S. Treasury Notes, 6.125%,
                7/31/00                                                 495
       975    U.S. Treasury Notes, 6.25%,
                8/31/00                                                 969
     1,000    U.S. Treasury Notes, 6.125%,
                9/30/00                                                 989
       725    U.S. Treasury Notes, 5.75%,
                10/31/00                                                709
     1,395    U.S. Treasury Notes, 7.50%,
                11/15/01                                              1,445
       600    U.S. Treasury Notes, 7.50%,
                5/15/02                                                 624
       960    U.S. Treasury Notes, 6.375%,
                8/15/02                                                 952
     1,000    U.S. Treasury Notes, 6.50%,
                8/15/05                                                 985
     2,000    U.S. Treasury Notes, 6.50%,
                10/15/06                                              1,966
       405    U.S. Treasury Bonds, 9.125%,
                5/15/09                                                 456
       830    U.S. Treasury Bonds, 9.25%,
                2/15/16                                               1,019
                                                                   --------
TOTAL U.S. TREASURY SECURITIES--71.7%                                17,729
                                                                   --------
   (Cost $18,110)

MORTGAGE-BACKED SECURITIES(1)
       300    FHLMC REMIC, Series 1576,
                Class PD PAC, 5.50%, 9/15/02                            298
       183    FHLMC  Pool #E00279, 6.50%,
                2/1/09                                                  179
       536    FHLMC Gold Pool #G10418,
                6.50%, 11/1/10                                          522

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$      501    FHLMC Gold Pool #G10461,
                5.50%, 2/1/11                                     $     467
     1,028    FHLMC Gold Pool #E63092,
                6.00%, 3/1/11                                           982
       300    FHLMC REMIC, Series 1684,
                Class D PAC, 5.35%, 11/15/14                            296
       241    FHLMC REMIC, Series 1702-B,
                Class TA PAC, 5.85%, 11/15/17                           239
     1,000    FHLMC REMIC, Series 1684,
                Class F PAC, 5.75%, 8/15/20                             951
     1,485    FNMA REMIC, Series 1993-5,
                Class G PAC 7.15%, 9/25/06                            1,488
       194    GNMA Pool #009314,
                9.75%, 4/20/25                                          208
       172    GNMA Pool #002124,
                9.00%, 11/20/25                                         179
                                                                   --------
TOTAL MORTGAGE-BACKED
SECURITIES--23.5%                                                     5,809
                                                                   --------
   (Cost $5,914)

TEMPORARY CASH INVESTMENTS--4.8%
Repurchase Agreement, J.P. Morgan Securities,
   Inc., (U.S. Treasury obligations), in a
   joint trading account at 5.375%,
   dated 4/30/97, due 5/1/97
   (Delivery value $1,174)                                            1,174
                                                                   --------
   (Cost $1,174)
TOTAL INVESTMENT SECURITIES--100.0%                                 $24,712
   (Cost $25,198)                                                  ========

Notes to Schedule of Investments
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements


Semiannual Report                              Intermediate-Term Government   13


                      STATEMENTS OF ASSETS AND LIABILITIES

APRIL 30, 1997 (UNAUDITED)
                                                                                   SHORT-TERM     INTERMEDIATE-TERM
                                                                                   GOVERNMENT        GOVERNMENT

                                                                     ($ and Shares in Thousands Except Per-Share Amounts)
ASSETS
Investment securities, at value (identified cost of
  $324,564 and $25,198, respectively) (Note 3) .................................     $325,133         $24,712
Receivable for capital shares sold .............................................            3              --
Interest receivable ............................................................        3,065             291
                                                                                     --------         -------
                                                                                      328,201          25,003
                                                                                     --------         -------

LIABILITIES
Disbursements in excess of demand deposit cash .................................          930              37
Payable for capital shares redeemed ............................................          170              15
Dividends payable ..............................................................          252              19
Accrued management fees (Note 2) ...............................................          188              15
Other accrued expenses .........................................................            1              --
                                                                                     --------         -------
                                                                                        1,541              86
                                                                                     --------         -------
Net Assets Applicable to Outstanding Shares ....................................     $326,660         $24,917
                                                                                     ========         =======

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .....................................................................      100,000         100,000
                                                                                      =======         =======
Outstanding ....................................................................       34,749           2,600
                                                                                       ======           =====
Net Asset Value Per Share ......................................................        $9.40           $9.58
                                                                                        =====           =====

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ........................................     $346,639         $25,387
Accumulated undistributed net realized gain (loss)
  from investment transactions .................................................      (20,548)             16
Net unrealized appreciation (depreciation)
  on investments (Note 3) ......................................................          569            (486)
                                                                                     --------         -------
                                                                                     $326,660         $24,917
                                                                                     ========         =======

See Notes to Financial Statements


14   Statements of Assets and Liabilities           American Century Investments


                            STATEMENTS OF OPERATIONS

                                                                                   SHORT-TERM     INTERMEDIATE-TERM
                                                                                   GOVERNMENT        GOVERNMENT

                                                                                         ($ in Thousands)
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .......................................................................      $10,352            $720
                                                                                     --------         -------
Expenses:
Management fees (Note 2) .......................................................        1,175              90
Directors' fees and expenses ...................................................            2              --
                                                                                     --------         -------
                                                                                        1,177              90
                                                                                     --------         -------
Net investment income ..........................................................        9,175             630
                                                                                     --------         -------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on investments ........................................         (590)             17
Change in net unrealized appreciation (depreciation)
  on investments ...............................................................       (1,844)           (320)
                                                                                     --------         -------
Net realized and unrealized
loss on investments ............................................................       (2,434)           (303)
                                                                                     --------         -------
Net Increase in Net Assets
Resulting from Operations ......................................................     $  6,741            $327
                                                                                     ========         =======

See Notes to Financial Statements


Semiannual Report                                  Statements of Operations   15


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                SHORT-TERM                 INTERMEDIATE-TERM
                                                                GOVERNMENT                    GOVERNMENT

                                                                       ($ and Shares in Thousands)
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
AND YEAR ENDED OCTOBER 31, 1996

Increase (Decrease) in Net Assets                        1997            1996            1997           1996
OPERATIONS
Net investment income .............................  $    9,175       $  19,940       $    630        $  1,331
Net realized gain (loss) on investments ...........        (590)           (339)            17             338
Change in net unrealized appreciation
  (depreciation) on investments ...................      (1,844)         (1,269)          (320)           (720)
                                                       --------        --------        -------         -------
Net increase in net assets resulting
  from operations .................................       6,741          18,332            327             949
                                                       --------        --------        -------         -------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ........................      (9,175)        (19,940)          (630)         (1,331)
From net realized gains from
  investment transactions .........................          --              --           (338)           (131)
                                                       --------        --------        -------         -------
Decrease in net assets from distributions .........      (9,175)        (19,940)          (968)         (1,462)
                                                       --------        --------        -------         -------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .........................      46,773          78,893          9,283          19,986
Proceeds from reinvestment of distributions .......       8,689          18,705            937           1,405
Payments for shares redeemed ......................     (76,140)       (137,549)        (9,084)        (18,437)
                                                       --------        --------        -------         -------
Net increase (decrease) in net assets
  from capital share transactions .................     (20,678)        (39,951)         1,136           2,954
                                                       --------        --------        -------         -------
Net increase (decrease) in net assets .............     (23,112)        (41,559)           495           2,441

NET ASSETS
Beginning of period ...............................     349,772         391,331         24,422          21,981
                                                       --------        --------        -------         -------
End of period .....................................    $326,660        $349,772        $24,917         $24,422
                                                       ========        ========        =======         =======

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..............................................       4,953           8,327            960           2,025
Issued in reinvestment of distributions ...........         921           1,977             97             143
Redeemed ..........................................      (8,066)        (14,531)          (938)         (1,877)
                                                       --------        --------        -------         -------
Net increase (decrease) ...........................      (2,192)         (4,227)           119             291
                                                       ========        ========        =======         =======

See Notes to Financial Statements

16   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Short-Term Government Fund (Short-Term) and American Century - Benham Intermediate-Term Government Fund (Intermediate-Term) (the Funds) are two of the seventeen series of funds issued by the Corporation. The investment objective of the Funds is to seek a competitive level of income. The Funds intend to pursue this by investing in securities of the U.S. government and its agencies. Short-Term intends to maintain a weighted average maturity of three years or less and Intermediate-Term intends to maintain a weighted average maturity of three to ten years. On September 3, 1996, the Funds implemented a multiple class structure whereby the Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Repurchase Agreements--The Funds may enter into repurchase agreements with institutions the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status--It is the Funds' policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually. At October 31, 1996, Short-Term had an accumulated net realized capital loss carryover of $19,957,873 (expiring 1997 through 2002), which may be used to offset future taxable gains.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. and the Corporation's transfer agent, American Century Services Corporation.


Semiannual Report                             Notes to Financial Statements   17


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

Use of Estimates-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class shares as described in the prospectus. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average closing net assets during the previous month. The annual management fee for the Investor Class of Short-Term is 0.70%. The annual management fee for the Investor Class of Intermediate-Term is 0.75%.

--------------------------------------------------------------------------------
3. Investment Transactions

The aggregate cost of U.S. Treasury and Agency obligations (excluding short-term investments) purchased for the six months ended April 30, 1997, for Short-Term and Intermediate-Term, totaled $502,684,404 and $6,965,313, respectively. Proceeds from U.S. Treasury and Agency obligations (excluding short-term investments) sold, for Short-Term and Intermediate-Term, totaled $542,087,900 and $6,607,878, respectively.

As of April 30, 1997, accumulated net unrealized appreciation (depreciation) for Short-Term and Intermediate-Term was $569,321 and $(486,056), respectively, based on the aggregate cost of investments for federal income tax purposes of $324,563,795 and $25,197,742, respectively. Accumulated net unrealized appreciation for Short-Term, consisted of unrealized appreciation of $746,940 and unrealized depreciation of $177,619. Accumulated net unrealized depreciation for Intermediate-Term, consisted of unrealized appreciation of $25,342 and unrealized depreciation of $511,398.

--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                                     FORMER NAMES
Funds' Issuer:      American Century Mutual Funds, Inc.                           Twentieth Century Investors, Inc.
Funds:              American Century - Benham Short-Term Government Fund          U.S. Governments Short-Term
                    American Century - Benham Intermediate-Term Government Fund   U.S. Governments Intermediate-Term
Parent Company:     American Century Companies, Inc.                              Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.                    Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation                         Twentieth Century Services, Inc.


18   Notes to Financial Statements                  American Century Investments


                              FINANCIAL HIGHLIGHTS
                             SHORT-TERM GOVERNMENT

 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                      1997(1)       1996         1995         1994        1993(2)       1992(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ................  $9.47        $9.51        $9.27         $9.67        $9.61        $9.41
                                      -----        -----        -----         -----        -----        -----
Income From Investment Operations
  Net Investment Income ............   0.26         0.51         0.52          0.40         0.36         0.44
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions   (0.07)       (0.04)        0.24         (0.40)        0.06         0.20
                                      -----        -----        -----         -----        -----        -----
  Total From
  Investment Operations ............   0.19         0.47         0.76         --            0.42         0.64
                                      -----        -----        -----         -----        -----        -----
Distributions
  From Net Investment Income .......  (0.26)       (0.51)       (0.52)        (0.40)       (0.36)       (0.44)
                                      -----        -----        -----         -----        -----        -----
Net Asset Value, End of Period .....  $9.40        $9.47        $9.51         $9.27        $9.67        $9.61
                                      =====        =====        =====         =====        =====        =====
  Total Return(3) ..................   1.98%        5.09%        8.42%         0.07%        4.45%        6.85%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............. 0.70%(4)       0.70%        0.70%         0.81%        1.00%      0.99%(5)
Ratio of Net Investment Income
to Average Net Assets .............. 5.46%(4)       5.39%        5.53%         4.17%        3.73%        4.62%
Portfolio Turnover Rate ............    153%         246%         128%          470%         413%         391%
Net Assets, End
of Period (in thousands) ...........$326,660    $349,772     $391,331      $396,753     $511,981      $569,430

(1)  Six months ended April 30, 1997 (unaudited).

(2) The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Expenses are shown net of management fees waived by the manager for low-balance account fees collected during the period.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   19


                              FINANCIAL HIGHLIGHTS
                          INTERMEDIATE-TERM GOVERNMENT

 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                                                1997(1)       1996         1995         1994(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period .......................................      $9.84       $10.04        $9.55       $10.00
                                                                 -----        -----        -----        -----
Income From Investment Operations
  Net Investment Income ...................................       0.25         0.54         0.58         0.34
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..............................      (0.12)       (0.14)        0.49        (0.45)
                                                                 -----        -----        -----        -----
Total From Investment Operations ..........................       0.13         0.40         1.07        (0.11)
                                                                 -----        -----        -----        -----
Distributions
  From Net Investment Income ..............................      (0.25)       (0.54)       (0.58)       (0.34)
  From Net Realized Gains on Investment Transactions ......      (0.14)       (0.06)       --           --
                                                                 -----        -----        -----        -----
  Total Distributions .....................................      (0.39)       (0.60)       (0.58)       (0.34)
                                                                 -----        -----        -----        -----
Net Asset Value, End of Period ............................      $9.58        $9.84       $10.04        $9.55
                                                                 =====        =====       ======        =====
  Total Return(3) .........................................       1.35%        4.12%       11.58%       (1.01%)

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................................     0.75%(4)       0.74%        0.74%      0.75%(4)
Ratio of Net Investment Income
to Average Net Assets .....................................     5.27%(4)       5.50%        5.99%      5.43%(4)
Portfolio Turnover Rate ...................................         30%         112%         137%         205%
Net Assets, End
of Period (in thousands) ..................................     $24,917      $24,422     $21,981       $6,280

(1)  Six months ended April 30, 1997 (unaudited).

(2)  March 1, 1994 (inception) through October 31, 1994.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


20   Financial Highlights                           American Century Investments


                         RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report                            Retirement Account Information   21


                                     NOTES


22   Notes                                          American Century Investments


                                     NOTES


Semiannual Report                                                     Notes   23


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The Benham Group offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Short-Term Government is a variable-price bond fund that seeks to provide interest income by investing in U.S. government and agency securities. The fund must maintain a weighted average maturity of 3 years or less.

Intermediate-Term Government is a variable-price bond fund that seeks to provide interest income by investing in U.S. government and agency securities. The fund must maintain a weighted average maturity of 3-10 years.

Comparative Indices

The indices listed below are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The Merrill Lynch 1- to 3-Year Government Index is based on the price fluctuations of U.S. Treasury notes with maturities of 1-3 years.

The Lehman Intermediate Government Bond Index is made up of more than 855 issues with an average maturity of 3.8 years. Approximately 87% of the index is U.S. Treasury issues--the other 13% is U.S. government agency issues.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for the Benham Government funds are:

Short U.S. Government Funds (Short-Term Government)--funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of less than 3 years.

Intermediate U.S. Government Funds (Intermediate-Term Government)--funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of 5-10 years.

PORTFOLIO MANAGEMENT TEAM
Senior Portfolio Managers    Bob Gahagan
                             Casey Colton


24   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 19-20.

Yields

o 30-day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Investment Terms

o Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

o Coupon--the stated interest rate of a security.

o Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship-more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

Security Types

o Mortgage-Backed Securities--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"-the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

o U.S. Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


Semiannual Report                                                  Glossary   25

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9706           [recycled logo]
SH-BKT-8697       Recycled

                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 April 30, 1997

                                     BENHAM
                                     GROUP

                               Limited-Term Bond
                             Intermediate-Term Bond
                                  Benham Bond

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Corporate Credit Review..................................... 4
Limited-Term Bond
     Performance & Portfolio Information.................... 5
     Management Q & A....................................... 6
     Schedule of Investments................................ 9
     Financial Highlights...................................30
Intermediate-Term Bond
     Performance & Portfolio Information....................11
     Management Q & A.......................................12
     Schedule of Investments................................15
     Financial Highlights...................................31
Benham Bond
     Performance & Portfolio Information....................18
     Management Q & A.......................................19
     Schedule of Investments................................22
     Financial Highlights...................................32
Statements of Assets and Liabilities........................24
Statements of Operations....................................25
Statements of Changes in Net Assets.........................26
Notes to Financial Statements...............................27
Retirement Account Information..............................33
Background Information
     Investment Philosophy & Policies.......................36
     Comparative Indices....................................36
     Lipper Rankings........................................36
     Portfolio Management Team..............................36
     Credit Research Team...................................36
Glossary....................................................37

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS        BALANCED FUNDS                U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS         INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

   Limited-Term Bond
Intermediate-Term Bond
      Benham Bond

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o U.S. economic growth accelerated during the six months ended April 30, 1997. Despite strong economic growth, inflation remained relatively tame.

o The Federal Reserve raised short-term interest rates in late March in an attempt to pre-empt inflation going forward.

o The combination of strong economic growth and rising wage pressures caused bond yields to rise during the period.

o The relatively high yields offered by mortgage-backed and corporate securities helped them outperform both Treasury and government agency securities.

Corporate Credit Review

o A strong U.S. economy led to improved corporate credit quality. Specific sectors that benefited from upgrades were energy, airlines and basic industrials.

o We continue to monitor several trends with important implications for corporate credit quality, including share repurchases and mergers and acquisitions.

o Deregulation also presents new concerns for corporate credit, particularly in the electric utility and telecommunications industries.

Limited-Term Bond

o The fund performed in line with its Lipper peer-group average during the six months ended April 30, 1997.

o We positioned the fund defensively, shortening its duration and weighted average maturity. This positioning benefited the fund as interest rates rose overall during the period.

o Going forward, we expect strong economic growth and tight labor markets may push interest rates higher in the coming months.

Intermediate-Term Bond

o The fund outperformed its Lipper peer-group average during the six months ended April 30, 1997.

o We invested the majority of the fund's assets in high-yielding securities such as corporate, mortgage- and asset-backed bonds.

o Going forward, we'll likely maintain the fund's defensive position while we concentrate on adding high-yielding securities at attractive values.

Benham Bond

o The fund performed well relative to its Lipper peer group during the six months ended April 30, 1997.

o We made few changes to the fund's duration and average maturity during the period.

o Going forward, we'll likely continue to manage the fund's duration and average maturity conservatively.

                               Limited-Term Bond
                      Total Returns:      AS OF 4/30/97
                         6 Months                2.20%*
                         1 Year                   5.78%
                      Net Assets:          $9.3 million
                         (AS of 4/30/97)
                      Inception Date:            3/1/94
                      Ticker Symbol:                N/A


                             Intermediate-Term Bond
                      Total Returns:      AS OF 4/30/97
                         6 Months                1.57%*
                         1 Year                   6.30%
                      Net Assets:         $17.2 million
                         (AS of 4/30/97)
                      Inception Date:            3/1/94
                      Ticker Symbol:              TWITX


                                  Benham Bond
                      Total Returns:      AS OF 4/30/97
                         6 Months                1.45%*
                         1 Year                   6.65%
                      Net Assets:        $128.2 million
                         (AS of 4/30/97)
                      Inception Date:            3/2/87
                      Ticker Symbol:              TWLBX

                      * Not annualized.


                 Many of the investment terms in this report are
                       defined in the Glossary on page 37.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

April 30, 1997, marked the end of an eventful period for our company and U.S. bond markets. Bonds posted modest returns as accelerating first-quarter economic growth sent bond yields higher. Overall, mortgage-backed securities outperformed corporate, government agency and Treasury bonds. In the following pages, our investment management team provides further details about these markets and how your fund was managed during the period.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (aggressive growth and international equity funds). The Diversified Bond funds have joined the Benham Group because their investment goals match key attributes of that group.

By now, you should have received a proxy statement and ballot; we strongly encourage you to read it carefully and take part in the proxy vote if you have not already done so.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a report summary, a glossary, more charts and graphs, and expanded management Q & A and background information sections.

These are examples of how we continue working to provide information and services that are useful and convenient to investors in our funds. We look forward to sharing other helpful changes with you.

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

U.S. economic growth accelerated during the six months ended April 30, 1997. After moderating throughout the summer of 1996, economic growth rebounded in the fourth quarter as strong employment growth, increased consumer spending and a robust housing market fueled an annualized growth rate of 3.8%. The U.S. economy continued to pick up speed in the first quarter of 1997, surging ahead at a 5.8% annual rate.

Although such a strong level of economic growth has historically been accompanied by rising prices, inflation remained relatively tame--the consumer price index rose at an annual rate of 3.2% during the six-month period. But recent evidence of increasing wage pressures--which are often passed on to consumers in the form of higher prices--led the Federal Reserve to make a pre-emptive strike against inflation by raising short-term interest rates in March. The Fed raised its federal funds rate target (the overnight lending rate targeted by the Fed for large loans between commercial banks) from 5.25% to 5.50%.

U.S. Bond Market

U.S. fixed-income securities produced modest returns during the six months ended April 30. Rising interest rates (see the graph above) caused bond prices to fall, but the interest income paid out to bondholders generally offset the price declines. Short-term securities, which usually suffer less price depreciation than longer-term securities when interest rates rise, were the best performers during the period. For example, the two-year Treasury note posted a 2.38% return for the six-month period, while the 30-year Treasury bond returned -0.47%.

Early in the six-month period, bond yields fell (and bond prices rose) in response to low inflation and market perceptions of slow economic growth going forward. But by the beginning of 1997, stronger economic growth and rising wage pressures rekindled concerns about inflation. As a result, bond yields soared throughout the first quarter. The 30-year Treasury bond yield, which fell to as low as 6.35% in December, climbed to 7.10% by the end of March. The bond market vacillated in April, rallying toward the end of the month on encouraging inflation news.

Mortgage-backed securities were the top-performing fixed-income sector during the six-month period, followed by corporate, government agency and Treasury securities. With bond prices declining slightly overall, yield was the most significant contributor to bond returns. Corporate and mortgage-backed issues tend to have relatively high yields, while government agency and Treasury securities tend to have lower yields.

[line graph - data below]

TREASURY YIELD CURVES

Years to Maturity       4/30/97         10/31/96
1                       5.88             5.404
2                       6.27             5.732
3                       6.39             5.86
4                       6.47             5.89
5                       6.56             6.07
6                       6.6              6.105
7                       6.64             6.14
8                       6.66             6.207
9                       6.68             6.274
10                      6.7              6.341
11                      6.733            6.3758
12                      6.766            6.4106
13                      6.799            6.4454
14                      6.832            6.4802
15                      6.865            6.515
16                      6.898            6.55
17                      6.931            6.585
18                      6.964            6.62
19                      6.997            6.655
20                      7.03             6.69
21                      7.022            6.685
22                      7.014            6.68
23                      7.006            6.675
24                      6.998            6.67
25                      6.99             6.665
26                      6.982            6.6602
27                      6.974            6.6554
28                      6.966            6.6506
29                      6.958            6.6458
30                      6.95             6.641
Source: Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3


                            CORPORATE CREDIT REVIEW

Corporate credit continued to improve during the six months ended April 30, 1997. A seventh consecutive year of economic growth led to healthier balance sheets for many U.S. corporations. Steady corporate earnings growth contributed to a record number of corporate credit rating upgrades.

Specific sectors that benefited from the upgrade trend were energy, airlines and basic industrials. In the financial sector, banks remained stable and strong after several years of credit upgrades. Credit improved in these industries because of increased efficiencies, lower debt levels and the sale of underperforming assets.

We continue to monitor a trend toward share repurchases that has important implications for corporate credit quality. Share repurchases utilize cash flow that could have been used to retire debt, and they reduce a company's equity base, resulting in increased leverage. (Leverage is a measure of a company's debt relative to its equity. The higher a company's debt-to-equity ratio, the greater its leverage.) Rather than reduce their debt burden, many companies are opting to increase shareholder value by repurchasing stock.

We also continue to weigh the possible effect of mergers and acquisitions on corporate credit quality. Mergers pose specific credit considerations because the acquisitions themselves may result in more highly leveraged companies. On the other hand, mergers and acquisitions can be positive from a debtholder's perspective because aggregation can add diversity to the business, improve cash flows and generate greater long-term efficiencies.

Banking is a good example of an industry that has benefited from consolidation. Increased efficiencies and merger-related expense savings have played a big part in the recent trend toward credit upgrades in this sector.

Deregulation remains a key consideration in the electric utility and telecommunications industries. Utilities will need to become more efficient in a newly competitive environment. Telecommunications companies are also going through a new wave of competition after passage of the Telecommunications Reform Act in 1996.

We use a team-oriented approach to stay abreast of these developing corporate credit trends. We emphasize team analysis by professionals with experience in industries to which we have exposure. Our analytical team members focus on specific industries to greater utilize their industry expertise and add value to our funds.

[line graph - data below]

IMPROVING CORPORATE CREDIT QUALITY

              Downgrades             Upgrades
'87               189                   102
'88               237                   138
'89               339                   138
'90               433                   98
'91               350                   119
'92               227                   136
'93               154                   163
'94               160                   183
'95               221                   205
'96               184                   283

Source: Moody's Investors Service


4    Corporate Credit Review                        American Century Investments

                               LIMITED-TERM BOND

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF APRIL 30, 1997
Limited-Term Bond ......................................    2.20%         5.78%          5.86%         5.17%
Merrill Lynch 1- to 5-Year Govt./Corp. Index ...........    2.08%         6.23%          6.59%         5.73%
Average Short Investment-Grade Debt Fund(1) ............    2.19%         5.80%          5.78%         5.53%(2)
Fund's Ranking Among
Short Investment-Grade Debt Funds(1) ...................     --       46 out of 96   28 out of 71 32 out of 67(2)

(1)  According to Lipper Analytical Services.

(2) Data since 3/31/94, the date nearest the fund's inception for which data are available. Inception date was March 1, 1994.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 4/30/97

Limited Bond $11,730
Merrill Lynch 1- to 5-Year Govt./Corp. Index $11,930

            Limited Bond       Merrill Lynch 1- to 5-Year Govt./Corp. Index

Mar-94        $10,000                            $10,000
Mar-94         $9,933                             $9,909
Apr-94         $9,888                             $9,851
May-94         $9,887                             $9,865
Jun-94         $9,907                             $9,885
Jul-94         $9,999                             $9,990
Aug-94        $10,030                            $10,026
Sep-94         $9,990                             $9,974
Oct-94         $9,992                             $9,988
Nov-94         $9,953                             $9,935
Dec-94         $9,980                             $9,961
Jan-95        $10,102                            $10,113
Feb-95        $10,230                            $10,285
Mar-95        $10,291                            $10,347
Apr-95        $10,393                            $10,454
May-95        $10,582                            $10,699
Jun-95        $10,621                            $10,763
Jul-95        $10,650                            $10,791
Aug-95        $10,722                            $10,865
Sep-95        $10,795                            $10,927
Oct-95        $10,881                            $11,035
Nov-95        $10,986                            $11,152
Dec-95        $11,072                            $11,252
Jan-96        $11,169                            $11,353
Feb-96        $11,108                            $11,274
Mar-96        $11,095                            $11,242
Apr-96        $11,089                            $11,231
May-96        $11,119                            $11,238
Jun-96        $11,194                            $11,335
Jul-96        $11,236                            $11,376
Aug-96        $11,256                            $11,403
Sep-96        $11,365                            $11,528
Oct-96        $11,477                            $11,688
Nov-96        $11,577                            $11,802
Dec-96        $11,562                            $11,772
Jan-97        $11,616                            $11,824
Feb-97        $11,644                            $11,845
Mar-97        $11,640                            $11,817
Apr-97        $11,730                            $11,930


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                            4/30/97   10/31/96
Number of Securities          34         29
Weighted Average Maturity  1.8 years  2.1 years
Average Duration           1.6 years  1.7 years
Expense Ratio               0.69%*      0.68%

* Annualized.

YIELD AS OF APRIL 30, 1997
                                       30-DAY
                                         SEC
                                        Yield

Limited-Term Bond                       5.82%

Yield is defined in the Glossary on page 37.


Semiannual Report                                         Limited-Term Bond    5


                               LIMITED-TERM BOND

Management Q & A

An interview with Jeff Houston, a portfolio manager on the Diversified Bond funds management team.

How did the fund perform?

The fund performed in line with its peers. For the six months ended April 30, 1997, the fund returned 2.20%, compared with the 2.19% average return of the 105 "Short Investment-Grade Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund's relatively low expenses and our disciplined, team-oriented management approach contributed to the fund's performance.

How was the fund positioned?

We maintained a defensive posture,  shortening the fund's duration slightly from
1.7 years at the beginning of the period to 1.6 years by the end of April. A shorter duration benefited the fund as bond prices declined overall during the period. (Duration is a measure of portfolio sensitivity to changes in interest rates. The shorter a fund's duration, the less dramatic movements in its net asset value tend to be when rates change.)

We concentrated on adding value to the fund by keeping the majority of its assets in higher-yielding securities, such as corporate debt and mortgage- and asset-backed securities. Mortgage-backed securities were the top-performing fixed-income sector for the period, thanks in large part to their high yields.

[bar graph - data below]

LIMITED-TERM BOND'S ONE-YEAR RETURNS SINCE INCEPTION (Periods ended April 30)

          Limited-Term Bond    Merrill Lynch 1- to 5-Year Govt./Corp. Index

4/30/94*       -1.12%                             -1.49%
4/30/95         5.11%                              6.12%
4/30/96         6.69%                              7.43%
4/30/97         5.78%                              6.23%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index. * Return from the fund's 3/1/94 inception date to 4/30/94.


6    Limited-Term Bond                              American Century Investments


                               LIMITED-TERM BOND

Corporate securities also performed well as the difference in yield, or "spread," between Treasurys and corporate debt continued to narrow.

Why are spreads between corporate and Treasury securities declining?

Corporate bonds typically offer higher yields than Treasury debt as compensation for their greater credit risk. However, the strong economy and disciplined fiscal management have helped improve corporate balance sheets. That's translated into credit upgrades and higher prices for corporate debt. The rapid pace of stock-financed corporate mergers and acquisitions also improved corporate credit by encouraging economies of scale and eliminating inefficiencies. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds.

You mentioned that you've been buying asset-backed securities. What are asset-backed securities and why are they so attractive?

Asset-backed securities are debt securities that represent ownership in a pool of assets. Auto loans and credit cards are good examples of types of debt that are commonly packaged as asset-backed securities. Asset-backed securities generally have very high credit quality because they usually carry credit enhancements, such as bond insurance. The securities are also often overcollateralized--they contain more assets than are required to pay off the debt. Another attraction of asset-backed securities is that they typically have high yields relative to their credit quality. Consistent with our approach to managing credit risk, we've added specialists in asset-backed securities to our corporate credit research staff.

You increased the fund's holdings of corporate bonds rated BBB during the period. Why?

Selectively adding corporate securities rated BBB proved to be a good way to enhance the fund's yield and boost returns. We worked very closely with our corporate credit research team to identify securities we felt were undervalued by virtue of their credit rating or market valuation. The trend toward improving corporate credit resulted in rating upgrades and tighter spreads between corporate bonds rated AAA and BBB. Rating upgrades benefit the fund because upgraded securities typically rise in value.

What's your outlook for interest rates over the next six months?

We expect the U.S. Federal Reserve's interest rate policy decisions in the coming months to hinge on two factors: economic growth and labor costs. While the current economic expansion--now in its seventh year--is remarkable for its lack of inflation, we don't think the Fed will sit idly by if the economy

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
U.S. Treasury Securities 33%
Corporate Bonds 33%
Asset-Backed Securities 13%
Cash 13%
Mortgage-Backed Securities 6%
U.S. Government Agency
Securities 2%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
U.S. Treasury Securities 40%
Corporate Bonds 36%
Asset-Backed Securities 10%
Mortgage-Backed Securities 7%
Sovereign Governments &
Agencies 4%
Cash 3%


Semiannual Report                                         Limited-Term Bond    7


                               LIMITED-TERM BOND

continues to grow above trend. We think the economy will slow to a more moderate pace in the coming months. But if that doesn't happen, the Fed will likely feel compelled to raise rates.

The Fed is concerned that rising labor costs will push inflation higher. Labor costs are an important consideration for future inflation because they account for about two-thirds of total business costs. Improvements in worker productivity and savings on health care and benefits have so far kept labor costs in check, but they may have run their course.

In addition, the unemployment rate fell to a 23-year low of 4.9% in April. Labor market capacity is generally defined as being tight at these levels. To the extent that capacity is stretched, prices for labor will be pressured to rise. Higher wages can be expected to boost consumer spending, which drives economic growth. As a result, we expect the Fed to continue to hike short-term interest rates unless the economy slows. But because interest rates are already at a level that should inhibit growth, we don't think rates are headed dramatically higher.

With that outlook in mind, how will you manage the fund going forward?

We'll likely maintain the fund's defensive posture in the near term, taking a conservative approach to managing its duration and average maturity. We will also continue to try to boost returns by purchasing high-yielding securities at what we feel are attractive values.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA 67%
A 13%
BBB 20%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/96)
AAA 60%
AA 4%
A 19%
BBB 17%

8    Limited-Term Bond                              American Century Investments


                            SCHEDULE OF INVESTMENTS
                               LIMITED-TERM BOND

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$    1,100    U.S. Treasury Notes, 6.125%,
                3/31/98                                              $1,102
       800    U.S. Treasury Notes, 6.00%,
                9/30/98                                                 799
       300    U.S. Treasury Notes, 5.625%,
                11/30/98                                                298
       500    U.S. Treasury Notes, 5.875%,
                1/31/99                                                 497
       100    U.S. Treasury Notes, 5.00%,
                2/15/99                                                  98
       300    U.S. Treasury Notes, 6.25%,
                3/31/99                                                 300
                                                                     ------
TOTAL U.S. TREASURY SECURITIES--33.4%                                 3,094
                                                                     ------
   (Cost $3,096)

U.S. GOVERNMENT AGENCY SECURITIES--2.1%
       193    FHLB, 6.21%, 3/29/99                                      193
                                                                     ------
   (Cost $192)

MORTGAGE-BACKED SECURITIES(1)
       297    General Electric Capital Mortgage
                Services, Inc. REMIC, Series
                1997-3, Class A14, 7.50%,
                4/25/27                                                 300
        60    FHLMC REMIC, Series 1239,
                Class E PAC, 6.80%, 1/15/16                              60
       193    FNMA REMIC, Series 1991-21,
                Class G PAC, 6.00%, 12/25/19                            192
                                                                     ------
TOTAL MORTGAGE-BACKED
SECURITIES--6.0%                                                        552
                                                                     ------
   (Cost $551)

ASSET-BACKED SECURITIES(1)
       200    First Merchants Auto Receivables
                Corp., Series 1996-B, Class A2,
                6.80%, 5/15/01                                          202
       250    FNMA Whole Loan, Series
                1995-W1, Class A6, 8.10%,
                4/25/25                                                 257

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

$      200    NationsBank Auto Owner Trust,
                Series 1996-A, Class B1, 6.75%,
                6/15/01                                             $   201
       200    The Money Store Home Equity
                Trust, Series 1996-D, Class A3,
                6.295%, 11/15/11                                        199
       200    UCFC Home Equity Loan, Series
                1996-B1, Class A2, 7.075%,
                4/15/10                                                 202
       150    UCFC Home Equity Loan, Series
                1996-D1, Class A4, 6.776%,
                2/15/16                                                 148
                                                                     ------
TOTAL ASSET-BACKED SECURITIES--13.0%                                  1,209
                                                                     ------
   (Cost $1,206)

CORPORATE BONDS
BANKING--6.5%
       200    Chase Manhattan Corp., 8.80%,
                2/1/00                                                  200
       200    Golden West Financial Corp.,
                9.15%, 5/23/98                                          206
       200    MBNA Corp., 6.875%, 10/1/99                               201
                                                                     ------
                                                                        607
                                                                     ------
FINANCIAL SERVICES--17.3%
       200    Comdisco, Inc., 6.375%, 11/30/01                          195
       100    Commercial Credit Co.,
                5.75%, 7/15/00                                           97
       200    Ford Motor Credit Co., 7.75%,
                10/1/99                                                 205
       200    Franchise Finance Corp., 7.00%,
                11/30/00                                                198
       250    General Motors Acceptance Corp.,
                MTN, 7.30%, 2/2/98                                      252
       250    Lehman Brothers Holdings, Inc.,
                6.625%, 11/15/00                                        247
       200    Paine Webber Group Inc., MTN,
                7.96%, 4/28/00                                          206
       200    Salomon Brothers Inc., MTN, 7.59%,
                1/28/00                                                 203
                                                                     ------
                                                                      1,603
                                                                     ------

See Notes to Financial Statements


Semiannual Report                                         Limited-Term Bond    9


                            SCHEDULE OF INVESTMENTS
                               LIMITED-TERM BOND

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS--2.2%
$      200    Boise Cascade Co., 7.375%,
                8/1/97                                              $   200
                                                                     ------
REAL ESTATE--3.2%
       300    Price REIT, Inc. (The), 7.25%,
                11/1/00                                                 300
                                                                     ------
RETAIL (GENERAL MERCHANDISE)--1.2%
       100    Dayton Hudson Co., 9.25%,
                3/1/01                                                  107
                                                                     ------
UTILITIES--2.1%
       200    Cincinnati Gas & Electric Co.,
                5.80%, 2/15/99                                          198
                                                                     ------
TOTAL CORPORATE BONDS--32.5%                                          3,015
                                                                     ------
   (Cost $3,017)

TEMPORARY CASH INVESTMENTS
   Repurchase Agreement, Goldman Sachs & Co.,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.29%, dated 4/30/97,
      due 5/1/97 (Delivery value $274)                                  274
   Repurchase Agreement, J.P. Morgan Securities,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.375%, dated 4/30/97,
      due 5/1/97 (Delivery value $467)                                  467
   467,000 Units of Participation in Chase Vista
      Prime Money Market Fund (Institutional
      Shares), 5.47%, 5/1/97                                            467
                                                                     ------
TOTAL TEMPORARY CASH
INVESTMENTS--13.0%                                                    1,208
                                                                     ------
   (Cost $1,208)
TOTAL INVESTMENT SECURITIES--100.0%                                  $9,271
                                                                     ======
   (Cost $9,270)

Notes to Schedule of Investments
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
MTN = Medium Term Note
(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements


10   Limited-Term Bond                              American Century Investments


                             INTERMEDIATE-TERM BOND

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF APRIL 30, 1997
Intermediate-Term Bond ..................................   1.57%         6.30%          6.62%         5.53%
Lehman Intermediate Govt./Corp. Index ...................   1.74%         6.41%          6.92%         5.76%
Average Intermediate Investment-Grade Debt Fund(1) ......   1.49%         6.46%          6.79%         6.26%(2)
Fund's Ranking Among Intermediate
Investment-Grade Debt Funds(1) ..........................    --      83 out of 181  60 out of 116 56 out of 114(2)

(1) According to Lipper Analytical Services.
(2) Data since 3/31/94, the date nearest the fund's inception for which data are available. Inception date was March 1, 1994.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 04/30/97

Intermediate-Term Bond     $11,857
Lehman Intermediate Govt./Corp. Index       $11,939
 ..................
         Intermediate-Term Bond    Lehman Intermediate Govt./Corp. Index
Mar-94          $10,000                          $10,000
Mar-94           $9,856                           $9,835
Apr-94           $9,784                           $9,768
May-94           $9,798                           $9,775
Jun-94           $9,800                           $9,776
Jul-94           $9,926                           $9,917
Aug-94           $9,950                           $9,947
Sep-94           $9,881                           $9,856
Oct-94           $9,876                           $9,855
Nov-94           $9,840                           $9,811
Dec-94           $9,879                           $9,845
Jan-95          $10,014                          $10,011
Feb-95          $10,200                          $10,219
Mar-95          $10,264                          $10,277
Apr-95          $10,369                          $10,403
May-95          $10,701                          $10,717
Jun-95          $10,753                          $10,789
Jul-95          $10,743                          $10,790
Aug-95          $10,863                          $10,888
Sep-95          $10,949                          $10,967
Oct-95          $11,080                          $11,089
Nov-95          $11,232                          $11,234
Dec-95          $11,372                          $11,352
Jan-96          $11,472                          $11,449
Feb-96          $11,286                          $11,315
Mar-96          $11,215                          $11,258
Apr-96          $11,154                          $11,218
May-96          $11,129                          $11,209
Jun-96          $11,253                          $11,328
Jul-96          $11,277                          $11,362
Aug-96          $11,264                          $11,371
Sep-96          $11,448                          $11,529
Oct-96          $11,674                          $11,733
Nov-96          $11,861                          $11,888
Dec-96          $11,743                          $11,812
Jan-97          $11,802                          $11,858
Feb-97          $11,833                          $11,881
Mar-97          $11,713                          $11,799
Apr-97          $11,857                          $11,939

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                            4/30/97   10/31/96
Number of Securities          60         49
Weighted Average Maturity  6.0 years  6.4 years
Average Duration           4.0 years  4.0 years
Expense Ratio               0.75%*      0.74%

* Annualized.

YIELD AS OF APRIL 30, 1997
                                       30-DAY
                                         SEC
                                        Yield

Intermediate-Term Bond                  6.41%

Yield is defined in the Glossary on page 37.


Semiannual Report                                    Intermediate-Term Bond   11


                             INTERMEDIATE-TERM BOND

Management Q & A

An interview with Jeff Houston, a portfolio manager on the Diversified Bond funds management team.

How did the fund perform?

The fund performed well relative to its peers. For the six months ended April 30, 1997, the fund returned 1.57%, compared with the 1.49% average return of the 190 "Intermediate Investment-Grade Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund's relatively low expenses and our disciplined, team-oriented management approach helped the fund's performance.

How was the fund positioned during the period?

We took a steady, conservative approach to managing the fund that paid off with solid returns. We made few changes to the fund's relatively short duration, which was a benefit as bond prices declined overall during the period. (Duration is a measure of portfolio sensitivity to changes in interest rates. The shorter a fund's duration, the less dramatic movements in its net asset value ought to be when rates change.)

We tried to add value to the fund by  investing  the  majority  of its assets in higher-yielding securities, such as corporate debt and mortgage- and asset-backed securities. The fund's large contingent of corporate bonds performed relatively well during the period and helped boost returns.

[bar graph - data below]

INTERMEDIATE-TERM BOND'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended April 30)

       Intermediate-Term Bond      Lehman Intermediate Govt./Corp. Index

4/30/94*       -2.16%                             -2.32%
4/30/95         5.98%                              6.51%
4/30/96         7.57%                              7.84%
4/30/97         6.30%                              6.41%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index. * Return from the fund's 3/1/94 inception date to 4/30/94.


12   Intermediate-Term Bond                         American Century Investments


                             INTERMEDIATE-TERM BOND

You also maintained a sizable portion of the fund's assets in corporate bonds rated BBB. Was that also to enhance the fund's yield?

Yes. Corporate securities rated BBB tend to offer higher yields to compensate for their greater credit risk. Adding BBB-rated corporate securities proved to be a good way to enhance the fund's yield and boost returns. Nevertheless, we're committed to maintaining the safety of investors' principal, so we worked very closely with our corporate credit research team to only selectively add BBB-rated paper to the fund's portfolio.

The credit research team plays an integral part in our security selection process. As a result, we're often able to purchase securities that we feel are undervalued but are likely to appreciate in value because of credit rating upgrades. The trend toward improving corporate credit resulted in rating upgrades and tighter spreads between corporate bonds rated AAA and BBB. Rating upgrades benefit the fund because upgraded securities typically rise in value.

How has the strong growth of the U.S. economy affected the corporate bond market?

The big story in the corporate bond market over the last several years has been the compression of yield spreads between corporate and Treasury securities. Corporate bonds typically offer higher yields than Treasury debt as compensation for increased credit risk. The difference in yields is known as the "spread." Spreads between like-maturity corporates and Treasurys have recently fallen to ten-year lows, or about one-third of their historical averages. Disciplined fiscal management and a vibrant U.S. economy helped to improve corporate balance sheets, which translated into credit upgrades and higher prices for corporate debt. The rapid pace of stock-financed corporate mergers and acquisitions also improved corporate credit by encouraging economies of scale and eliminating inefficiencies. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds.

Many analysts seem to think interest rates are headed higher. How would higher rates affect the longer-maturity corporate securities the fund typically invests in?

In general, the longer a fixed-income security's maturity, the more its price will fluctuate in response to a change in interest rates. That explains why short- and intermediate-term securities outperformed longer-maturity bonds during the period. Dramatically higher rates would pose a greater risk to corporate bonds, however. If the Fed were to increase interest rates sharply in an effort to pre-empt inflation, higher rates would likely slow the economy. Slower economic activity would hurt corporations' balance sheets and reduce the attractiveness of corporate debt.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Corporate Bonds 55%
U.S. Treasury Securities 20%
Mortgage-Backed Securities 9%
Asset-Backed Securities 7%
Cash 6%
Sovereign Governments &
Agencies 3%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
Corporate Bonds 52%
U.S. Treasury Securities 25%
Mortgage-Backed Securities 10%
Asset-Backed Securities 8%
Sovereign Governments &
Agencies 4%
Cash 1%


Semiannual Report                                    Intermediate-Term Bond   13


                             INTERMEDIATE-TERM BOND

What's your outlook for interest rates over the next six months?

We expect the U.S. Federal Reserve's interest rate policy decisions in the coming months to hinge on two factors: economic growth and labor costs. While the current economic expansion--now in its seventh year--is remarkable for its lack of inflation, we don't think the Fed will sit idly by if the economy continues to grow above trend. We think the economy will slow to a more moderate pace in the coming months. But if that doesn't happen, the Fed will likely feel compelled to raise rates.

The Fed is concerned that rising labor costs will push inflation higher. Labor costs are an important consideration for future inflation because they account for about two-thirds of total business costs. Improvements in worker productivity and savings on health care and benefits have so far kept labor costs in check, but they may have run their course.

In addition, the unemployment rate fell to a 23-year low of 4.9% in April. Labor market capacity is generally defined as being tight at these levels. To the extent that capacity is stretched, prices for labor will be pressured to rise. Higher wages can be expected to boost consumer spending, which drives economic growth. As a result, we expect the Fed to continue to hike short-term interest rates unless the economy slows. But because interest rates are already at a level that should inhibit growth, we don't think rates are headed dramatically higher.

With that outlook in mind, how will you manage the fund going forward?

We'll likely maintain the fund's defensive posture in the near term, taking a conservative approach to managing its duration and average maturity. We will also continue to try to boost returns by purchasing high-yielding securities at what we feel are attractive values.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA 42%
AA 6%
A 32%
BBB 20%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/96)
AAA 44%
AA 5%
A 32%
BBB 19%


14   Intermediate-Term Bond                         American Century Investments


                            SCHEDULE OF INVESTMENTS
                             INTERMEDIATE-TERM BOND

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

U. S. TREASURY SECURITIES
$      300    U. S. Treasury Notes, 6.125%,
                3/31/98                                            $   301
     1,050    U. S. Treasury Notes, 6.00%,
                9/30/98                                              1,048
       100    U. S. Treasury Notes, 7.75%,
                2/15/01                                                104
       200    U. S. Treasury Notes, 6.625%,
                3/31/02                                                201
       200    U. S. Treasury Notes, 5.75%,
                8/15/03                                                191
       200    U. S. Treasury Notes, 5.875%,
                2/15/04                                                191
       250    U. S. Treasury Notes, 7.25%,
                5/15/04                                                258
       250    U. S. Treasury Notes, 6.50%,
                8/15/05                                                246
       300    U. S. Treasury Notes, 5.875%,
                11/15/05                                               283
       100    U. S. Treasury Notes, 7.00%,
                7/15/06                                                102
       200    U. S. Treasury Notes, 6.25%,
                2/15/07                                                193
       225    U. S. Treasury Bonds, 7.625%,
                2/15/25                                                241
                                                                    ------
TOTAL U.S. TREASURY SECURITIES--19.5%                                3,359
                                                                    ------
   (Cost $3,395)

MORTGAGE-BACKED SECURITIES(1)
       730    FHLMC Pool #E00279, 6.50%,
                2/1/09                                                 715
       291    FNMA Pool #250627, 8.00%,
                7/1/26                                                 296
       486    GNMA Pool #002202,
                7.00%, 4/20/26                                         469
                                                                    ------
TOTAL MORTGAGE-BACKED
SECURITIES--8.6%                                                     1,480
                                                                    ------
   (Cost $1,490)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES(1)
$      300    First Merchants Auto Receivables
                Corp., Series 1996-B, Class A2,
                6.80%, 5/15/01                                     $   302
       300    NationsBank Auto Owner Trust,
                Series 1996-A, Class B1, 6.75%,
                6/15/01                                                302
       300    UCFC Home Equity Loan, Series
                1996-B1, Class A2, 7.075%,
                4/15/10                                                302
       250    UCFC Home Equity Loan, Series
                1996-D1, Class A4, 6.776%,
                2/15/16                                                247
                                                                    ------
TOTAL ASSET-BACKED SECURITIES--6.7%                                  1,153
                                                                    ------
   (Cost $1,151)

CORPORATE BONDS
AUTOMOBILES & AUTO PARTS--1.9%
       300    General Motors Corp. Global Notes,
                9.625%, 12/1/00                                        326
                                                                    ------
BANKING--15.6%
       500    BankAmerica Corp., 7.75%,
                7/15/02                                                516
       300    Capital One Bank, 5.95%,
                2/15/01                                                287
       200    Chase Manhattan Corp., 8.80%,
                2/1/00                                                 200
       250    Corestates Capital Corp., 5.875%,
                10/15/03                                               233
       300    Deutsche Bank Financial, 6.70%,
                12/13/06                                               288
       300    MBNA Corp., 6.875%, 6/1/05                               290
       300    National Bank of Canada, Series B,
                8.125%, 8/15/04                                        315
       350    Santander Financial Issuances, Ltd.,
                7.00%, 4/1/06                                          343
       200    Wells Fargo & Co., 8.375%,
                5/15/02                                                212
                                                                    ------
                                                                     2,684
                                                                    ------

See Notes to Financial Statements


Semiannual Report                                    Intermediate-Term Bond   15


                            SCHEDULE OF INVESTMENTS
                             INTERMEDIATE-TERM BOND

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMUNICATIONS SERVICES--2.6%
$      100    Tele-Communications, Inc., 8.25%,
                1/15/03                                            $   102
       350    Worldcom Inc., 7.75%, 4/1/07                             350
                                                                    ------
                                                                       452
                                                                    ------
DIVERSIFIED COMPANIES--1.7%
       300    Hanson Overseas BV, 6.75%,
                9/15/05                                                290
                                                                    ------
ENERGY--1.2%
       200    Texaco Capital Inc., 9.45%, 3/1/00                       214
                                                                    ------
FINANCIAL SERVICES--11.8%
       300    Comdisco, Inc., 6.375%, 11/30/01                         292
       100    Commercial Credit Co., 5.75%,
                7/1/00                                                  97
       200    Ford Motor Credit Co., 7.75%,
                10/1/99                                                205
       250    Ford Motor Credit Co., 6.75%,
                5/15/05                                                242
       300    Franchise Finance Corp., 7.00%,
                11/30/00                                               297
       250    Norwest Financial Inc., 6.25%,
                11/1/02                                                244
       300    Paine Webber Group Inc., MTN,
                7.96%, 4/28/00                                         309
       350    Wharf International Finance Ltd.,
                7.625%, 3/13/07 (Acquired
                3/6/97, Cost $347)(2)                                  344
                                                                    ------
                                                                     2,030
                                                                    ------
INSURANCE--4.0%
       300    Aetna Services Inc., 6.75%,
                8/15/01                                                298
       150    Delphi Financial Group, Inc., 9.31%,
                3/25/27                                                151
       250    Nationwide Mutual Insurance Co.,
                6.50%, 2/15/04 (Acquired
                2/9/96, Cost $252)(2)                                  239
                                                                    ------
                                                                       688
                                                                    ------
MEDIA & BROADCASTING--1.5%
       250    Time Warner Inc., 8.11%, 8/15/06                         255
                                                                    ------

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

REAL ESTATE--3.8%
$      350    Price REIT, Inc. (The), 7.25%,
                11/1/00                                            $   350
       300    Spieker Properties Inc., 6.80%,
                12/15/01                                               296
                                                                    ------
                                                                       646
                                                                    ------
RETAIL (GENERAL MERCHANDISE)--3.9%
       300    Dayton Hudson Co., 9.25%,
                3/1/01                                                 320
       200    Sears, Roebuck & Co., Inc., MTN,
                8.29%, 6/10/02                                         211
       125    Sears, Roebuck & Co., Inc., MTN,
                8.23%, 10/21/04                                        133
                                                                    ------
                                                                       664
                                                                    ------
TOBACCO--3.5%
       250    Philip Morris Companies Inc.,
                6.80%, 12/1/03                                         243
       250    Philip Morris Companies Inc.,
                6.95%, 6/1/01                                          250
       100    RJR Nabisco, Inc., 8.75%,
                4/15/04                                                102
                                                                    ------
                                                                       595
                                                                    ------
UTILITIES--3.2%
       250    Idaho Power Co., 8.65%, 1/1/00                           262
       300    Pacific Gas & Electric Co., Series
                93C, 6.25%, 8/1/03                                     288
                                                                    ------
                                                                       550
                                                                    ------
TOTAL CORPORATE BONDS--54.7%                                         9,394
                                                                    ------
   (Cost $9,497)

OTHER CORPORATE DEBT--1.4%
       250    Nationsbank  Capital Trust III,  VRN,
               6.366%,  7/15/97,  resets
               quarterly off the 3-month LIBOR
               plus 0.55%, final maturity
               1/15/27                                                 243
                                                                    ------
   (Cost $245)

See Notes to Financial Statements


16   Intermediate-Term Bond                         American Century Investments


                            SCHEDULE OF INVESTMENTS
                             INTERMEDIATE-TERM BOND

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES
$      400    China Light & Power, 7.50%,
                4/15/06                                          $     401
       200    Hydro-Quebec, 7.375%, 2/1/03                             202
                                                                    ------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--3.5%                                                       603
                                                                    ------
   (Cost $603)

TEMPORARY CASH INVESTMENTS
    Repurchase Agreement, Goldman
      Sachs & Co., Inc. (U.S. Treasury
      obligations) in a joint trading
      account at 5.29%, dated
      4/30/97, due 5/1/97
      (Delivery value $100)                                            100
    Repurchase Agreement, J.P. Morgan
      Securities, Inc., (U.S. Treasury
      obligations) in a joint trading
      account at 5.375%, dated
      4/30/97, due 5/1/97
      (Delivery value $863)                                            863
                                                                    ------
TOTAL TEMPORARY CASH
INVESTMENTS--5.6%                                                      963
                                                                    ------
   (Cost $963)
TOTAL INVESTMENT SECURITIES--100.0%                                $17,195
                                                                   =======
   (Cost $17,344)

Notes to Schedule of Investments
FHLMC = Federal Home Loan Mortgage  Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
MTN = Medium Term Note

resets = The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective April 30, 1997.

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1997, was $583,062, which represented 3.4% of the net assets of Intermediate-Term Bond.

See Notes to Financial Statements


Semiannual Report                                    Intermediate-Term Bond   17


                                  BENHAM BOND

                                                                        AVERAGE ANNUAL RETURNS
                                            6 MONTHS       1 YEAR        3 YEARS       5 YEARS       10 YEARS
TOTAL RETURNS AS OF APRIL 30, 1997
Benham Bond ...............................   1.45%         6.65%         7.39%         6.98%          8.04%
Lehman Aggregate Bond Index ...............   1.70%         7.08%         7.68%         7.36%          8.69%
Average A-Rated Corporate Debt Fund(1) ....   1.31%         6.46%         6.88%         7.12%          8.27%
Fund's Ranking Among
A-Rated Corporate Debt Funds(1) ...........    --       50 out of 122 26 out of 88  29 out of 51   18 out of 27

(1)  According to Lipper Analytical Services.

See pages 36-37 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
Value on 4/30/97

Benham Bond                         $21,674
Lehman Aggregate Bond Index         $23,018

             Benham Bond      Lehman Aggregate Bond Index
Apr-87        $10,000                   $10,000
Jun-87        $10,043                   $10,098
Sep-87         $9,510                    $9,822
Dec-87        $10,220                   $10,393
Mar-88        $10,655                   $10,784
Jun-88        $10,710                   $10,911
Sep-88        $10,914                   $11,128
Dec-88        $11,073                   $11,213
Mar-89        $11,110                   $11,341
Jun-89        $12,122                   $12,244
Sep-89        $12,164                   $12,383
Dec-89        $12,621                   $12,843
Mar-90        $12,169                   $12,741
Jun-90        $12,617                   $13,206
Sep-90        $12,565                   $13,319
Dec-90        $13,383                   $13,993
Mar-91        $13,662                   $14,384
Jun-91        $13,815                   $14,620
Sep-91        $14,744                   $15,450
Dec-91        $15,725                   $16,233
Mar-92        $15,387                   $16,025
Jun-92        $16,024                   $16,673
Sep-92        $16,732                   $17,390
Dec-92        $16,605                   $17,437
Mar-93        $17,326                   $18,157
Jun-93        $17,773                   $18,638
Sep-93        $18,318                   $19,124
Dec-93        $18,289                   $19,136
Mar-94        $17,694                   $18,587
Jun-94        $17,404                   $18,395
Sep-94        $17,441                   $18,508
Dec-94        $17,469                   $18,578
Mar-95        $18,396                   $19,514
Jun-95        $19,699                   $20,703
Sep-95        $20,099                   $21,108
Dec-95        $21,013                   $22,008
Mar-96        $20,500                   $21,618
Jun-96        $20,537                   $21,741
Sep-96        $20,882                   $22,143
Dec-96        $21,523                   $22,808
Mar-97        $21,379                   $22,680
Apr-97        $21,674                   $23,018

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                            4/30/97   10/31/96
Number of Securities          45         46
Weighted Average Maturity 10.8 years 11.0 years
Average Duration           5.1 years  5.0 years
Expense Ratio               0.80%*      0.79%

* Annualized.

YIELD AS OF APRIL 30, 1997
                                       30-DAY
                                         SEC
                                        Yield

Benham Bond                             6.68%

Yield is defined in the Glossary on page 37.


18   Benham Bond                                    American Century Investments


                                  BENHAM BOND

Management Q & A

An interview with Bud Hoops, a senior portfolio manager on the Diversified Bond funds management team.

How did the fund perform?

The fund outperformed its peer group average during the six months ended April 30, 1997. For the period, the fund returned 1.45%, compared with the 1.31% average return of the 122 "A-Rated Corporate Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How was the fund positioned during the period?

We kept the fund's duration close to neutral, which was a benefit as bond prices declined overall during the period. (Duration is a measure of portfolio sensitivity to changes in interest rates. The shorter the duration, the less dramatic movements in a fund's net asset value tend to be when rates change.) Rather than try to guess the direction of interest rates, we took a steady, conservative approach to managing the fund that paid off with above-average returns.

We also enhanced the fund's returns by purchasing securities with relatively high yields, such as corporate debt and mortgage- and asset-backed

[bar graph - data below]

BENHAM BOND'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended April 30)

             Benham Bond       Lehman Aggregate Bond Index

4/30/88         5.98%                     7.26%
4/30/89         6.96%                     7.94%
4/30/90         5.38%                     9.03%
4/30/91        15.59%                    15.19%
4/30/92        12.04%                    11.00%
4/30/93        12.84%                    13.26%
4/30/94         0.26%                     0.85%
4/30/95         6.62%                     7.31%
4/30/96         8.92%                     8.64%
4/30/97         6.65%                     7.08%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 36 for a definition of the index.


Semiannual Report                                               Benham Bond   19


                                  BENHAM BOND

securities. We maintained the fund's holdings of mortgage-backed securities, which were the top-performing fixed-income sector over the past year. We also increased the fund's holdings of corporate securities, which performed well.

You maintained about 20% of the fund's assets in corporate bonds rated BBB. Why?

Selectively adding corporate securities rated BBB proved to be a good way to enhance the fund's yield and boost returns. We worked very closely with our corporate credit research team to identify securities we felt were undervalued by virtue of their credit rating or market valuation. The trend toward improving corporate credit resulted in rating upgrades and tighter spreads between corporate bonds rated AAA and BBB. (The "spread" is the difference in yield between different types or grades of securities.) Rating upgrades benefit the fund because upgraded securities typically rise in value.

What's behind the trend toward corporate credit upgrades?

Disciplined fiscal management and a vibrant U.S. economy helped to improve corporate balance sheets, which translated into credit upgrades and higher prices for corporate debt. The rapid pace of stock-financed corporate mergers and acquisitions also improved corporate credit by encouraging economies of scale and eliminating inefficiencies. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds.

What's the attraction of holding foreign government and agency securities?

We consistently maintained about 5% of the fund in foreign government and agency securities as a defensive play. Because their issuers are international, holding foreign securities is a good way to enhance the fund's diversification. For example, if the U.S. Federal Reserve were to raise interest rates further, it would likely have an adverse effect on U.S. fixed-income securities. Corporate debt in particular would be vulnerable to higher rates because the economy would likely slow. Slower economic activity would hurt corporations' balance sheets and reduce the attractiveness of their debt securities. Foreign government and agency securities aren't as closely tied to the U.S. economy, so they should hold up relatively well if the Fed continues to raise rates.

You added a new type of corporate security called capital notes to the fund. What are capital notes?

Capital notes, also known as trust-preferred securities, are hybrid debt-equity securities. Banks have been the biggest issuers of capital notes. These securities are created


[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Corporate Bonds 61%
Mortgage-Backed Securities 14%
U.S. Treasury Securities 11%
Asset-Backed Securities 6%
Sovereign Governments &
Agencies 5%
Other 3%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/96)
Corporate Bonds 56%
U.S. Treasury Securities 24%
Mortgage-Backed Securities 14%
Sovereign Governments &
Agencies 5%
U.S. Government Agency
Securities 1%

20   Benham Bond                                    American Century Investments


                                  BENHAM BOND

when a company issues debt to a trust, which then issues preferred securities. Corporations like to issue this type of debt because it's a cheap source of capital with tax-deductible interest payments. Investors like capital notes because they typically offer attractive yields with relatively high credit quality. However, the government is soon expected to close the tax loophole that allows companies to issue this type of security.

You've talked a lot about corporate credit considerations. How does the credit research team fit into the overall management of the fund?

The credit research team plays an integral part in our security selection process, reviewing every security considered for purchase by our corporate money market and bond funds. As a result, we're often able to purchase securities that we feel are undervalued but are likely to appreciate in value because of credit rating upgrades.

What's your outlook for interest rates over the next six months?

We expect the U.S. Federal Reserve's interest rate policy decisions in the coming months to hinge on two factors: economic growth and labor costs. While the current economic expansion--now in its seventh year--is remarkable for its lack of inflation, we don't think the Fed will sit idly by if the economy continues to grow above trend. We think the economy will slow to a more moderate pace in the coming months. But if that doesn't happen, the Fed will likely feel compelled to raise rates.

The Fed is concerned that rising labor costs will push inflation higher. Labor costs are an important consideration for future inflation because they account for about two-thirds of total business costs. Improvements in worker productivity and savings on health care and benefits have so far kept labor costs in check, but they may have run their course.

In addition, the unemployment rate fell to a 23-year low of 4.9% in April. Labor market capacity is generally defined as being tight at these levels. To the extent that capacity is stretched, prices for labor will be pressured to rise. Higher wages can be expected to boost consumer spending, which drives economic growth. As a result, we expect the Fed to continue to hike short-term interest rates unless the economy slows. But because interest rates are already at a level that should inhibit growth, we don't think rates are headed dramatically higher.

With that outlook in mind, how will you manage the fund going forward?

We'll likely maintain the fund's defensive posture in the near term, taking a conservative approach to managing its duration and average maturity. We will also continue to try to boost returns by purchasing high-yielding securities at what we feel are attractive values.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 4/30/97)
AAA 36%
AA 5%
A 37%
BBB 22%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 10/31/96)
AAA 43%
AA 7%
A 29%
BBB 21%


Semiannual Report                                               Benham Bond   21


                            SCHEDULE OF INVESTMENTS
                                  BENHAM BOND

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$    4,000    U.S. Treasury Notes, 5.75%,
                9/30/97                                          $   4,003
     2,000    U.S. Treasury Notes, 5.625%,
                10/31/97                                             1,999
     1,500    U.S. Treasury Notes, 5.875%,
                1/31/99                                              1,492
     6,000    U.S. Treasury Notes, 5.50%,
                12/31/00                                             5,803
                                                                    ------
TOTAL U.S. TREASURY SECURITIES--10.5%                               13,297
                                                                    ------
   (Cost $13,521)

U.S. GOVERNMENT AGENCY SECURITIES--1.4%
     2,000    Tennesse Valley Authority, 6.875%,
                12/15/43                                             1,793
                                                                    ------
   (Cost $1,854)

MORTGAGE-BACKED SECURITIES(1)
       825    FHLMC REMIC, Series 19, Class
                E PAC, 8.00%, 8/15/19                                  835
       997    FHLMC REMIC, Series 116, Class
                F PAC, 8.50%, 2/15/20                                1,024
     1,068    FNMA REMIC, Series 1989-35,
                Class G, 9.50%, 7/25/19                              1,140
       716    FNMA REMIC, Series 1990-88,
                Class H PAC, 7.75%, 9/25/19                            720
       932    FNMA REMIC, Series 1991-21,
                Class G PAC, 6.00%, 12/25/19                           927
     4,744    FNMA Pool #250452, 6.50%,
                1/1/26                                               4,491
     5,277    GNMA Pool #313107, 7.00%,
                11/15/22                                             5,147
     3,929    GNMA Pool #423865, 8.00%,
                6/15/26                                              3,993
                                                                    ------
TOTAL MORTGAGE-BACKED
SECURITIES--14.5%                                                   18,277
                                                                    ------
   (Cost $18,089)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES(1)
$    3,000    The Money Store Home Equity
                Trust, Series 1996-D, Class A3,
                6.295%, 11/15/11                                  $  2,989
     5,000    UCFC Home Equity Loan, Series
                1995-D1, Class A2, 6.20%,
                3/10/14                                              4,983
                                                                    ------
TOTAL ASSET-BACKED SECURITIES--6.3%                                  7,972
                                                                    ------
   (Cost $7,966)

CORPORATE BONDS
AEROSPACE & DEFENSE--3.2%
     2,000    Boeing Co., 7.875%, 4/15/43                            2,072
     2,000    Lockheed Martin Corp., 7.25%,
                5/15/06                                              2,005
                                                                    ------
                                                                     4,077
                                                                    ------
AIRLINES--4.4%
     3,355    Delta Air Lines Inc., Equipment
                Trust Certificates, 7.541%,
                10/11/11                                             3,288
     2,000    United Air Lines, 10.67%, 5/1/04                       2,323
                                                                    ------
                                                                     5,611
                                                                    ------
BANKING--16.5%
     5,000    Citicorp Euro, 7.00%, 1/2/04                           4,962
     2,000    Corestates Capital Corp., 5.875%,
                10/15/03                                             1,865
     3,000    First Union Corp., 8.77%,
                11/15/04,                                            3,131
      5,000   National Bank of Canada, 8.125%,
                8/15/04                                              5,244
     2,000    Nationsbank Capital Trust II, 7.83%,
                12/15/26                                             1,930
      2,000   Santander Financial Issuances Ltd.,
                6.375%, 2/15/11                                      1,800
     2,000    Wells Fargo Capital, 7.96%,
                12/15/26                                             1,947
                                                                    ------
                                                                    20,879
                                                                    ------
CHEMICALS & RESINS--4.9%
     5,000    ARCO Chemical Co., 10.25%,
                11/1/10                                              6,244
                                                                    ------

See Notes to Financial Statements


22   Benham Bond                                    American Century Investments


                            SCHEDULE OF INVESTMENTS
                                  BENHAM BOND

APRIL 30, 1997 (UNAUDITED)

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

COMMUNICATIONS SERVICES--1.6%
$    2,000    Worldcom Inc., 7.75%, 4/1/07                        $  1,997
                                                                    ------
COMPUTER SYSTEMS--1.1%
     1,500    International Business Machines
                Corp., 7.125%, 12/1/96                               1,387
                                                                    ------
ENERGY--2.3%
     3,000    Columbia Gas Systems, 7.42%,
                11/28/15                                             2,876
                                                                    ------
FINANCIAL SERVICES--6.8%
     4,000    Lehman Brothers Holdings Inc.,
                6.625%, 11/15/00                                     3,960
     3,000    Paine Webber Group Inc., MTN,
                7.96%, 4/28/00                                       3,086
     1,500    Wharf International Finance Ltd.,
                7.625%, 3/13/07 (Acquired
                3/6/97, Cost $1,488)(2)                              1,476
                                                                    ------
                                                                     8,522
                                                                    ------
INSURANCE--3.4%
     1,000    Delphi Financial Group, Inc., 9.31%,
                3/25/27                                              1,009
     3,000    Lincoln National Corp., 9.125%,
                10/1/24                                              3,319
                                                                    ------
                                                                     4,328
                                                                    ------
MEDIA & BROADCAST--3.8%
     3,000    News America Holdings, 7.60%,
                10/11/15                                             2,831
     2,000    Time Warner Inc., 6.85%, 1/15/26                       1,965
                                                                    ------
                                                                     4,796
                                                                    ------
REAL ESTATE--3.5%
     1,350    Price REIT, Inc. (The), 7.25%,
                11/1/00                                              1,348
     3,000    Spieker Properties Inc., MTN,
                7.58%, 12/17/01                                      3,053
                                                                    ------
                                                                     4,401
                                                                    ------
TOBACCO--2.3%
     3,000    Philip Morris Companies Inc.,
                6.80%, 12/1/03                                       2,918
                                                                    ------

Principal Amount                ($ in Thousands)                        Value
--------------------------------------------------------------------------------

UTILITIES--7.1%
$    5,000    Pacific Gas & Electric Co., 5.50%,
                6/1/99                                          $    4,888
     4,000    Union Electric Co., 7.65%,
                7/15/03                                              4,135
                                                                    ------
                                                                     9,023
                                                                    ------
TOTAL CORPORATE BONDS--60.9%                                        77,059
                                                                    ------
   (Cost $77,029)

SOVEREIGN GOVERNMENTS & AGENCIES
     3,000    Korea Electric Power, 6.375%,
                12/1/03                                              2,888
     4,000    Province of Quebec Bonds,
                7.125%, 2/9/24                                       3,695
                                                                    ------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--5.2%                                                     6,583
                                                                    ------
   (Cost $6,687)

TEMPORARY CASH INVESTMENTS--1.2%
   Repurchase Agreement, J.P. Morgan Securities,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.375%, dated 4/30/97,
      due 5/1/97 (Delivery value $1,480)                             1,480
                                                                    ------
   (Cost $1,480)
TOTAL INVESTMENT SECURITIES--100.0%                               $126,461
                                                                  ========
   (Cost $126,626)

Notes to Schedule of Investments
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1997, was $1,476,000 which represented 1.2% of the net assets of the Benham Bond Fund.

See Notes to Financial Statements


Semiannual Report                                               Benham Bond   23


                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                 LIMITED-TERM     INTERMEDIATE-TERM      BENHAM
                                                                     BOND                BOND              BOND

                                                            ($ and Shares in Thousands Except Per Share Amounts)
APRIL 30, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $9,270,
  $17,344 and $126,626, respectively) (Note 3) ....................  $9,271          $17,195         $126,461
Cash ..............................................................      --               --               79
Receivable for capital shares sold ................................      --                3               11
Receivable for investments sold ...................................       3               --               40
Interest receivable ...............................................      99              249            2,244
                                                                      -----           ------          -------
                                                                      9,373           17,447          128,835
                                                                      -----           ------          -------


LIABILITIES
Disbursements in excess of demand deposit cash ....................      58              142              248
Payable for capital shares redeemed ...............................       1                4              218
Dividends payable .................................................       7               14              112
Accrued management fees (Note 2) ..................................       5               11               84
                                                                      -----           ------          -------
                                                                         71              171              662
                                                                      -----           ------          -------
Net Assets Applicable to Outstanding Shares .......................  $9,302          $17,276         $128,173
                                                                     ======          =======         ========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ........................................................ 100,000          100,000          100,000
                                                                    =======          =======          =======
Outstanding .......................................................     942            1,768           13,661
                                                                    =======          =======          =======
Net Asset Value Per Share .........................................   $9.87            $9.77            $9.38
                                                                    =======          =======          =======

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...........................  $9,296          $17,439         $128,467
Accumulated undistributed net realized gain (loss)
  from investment transactions ....................................       5              (14)            (129)
Net unrealized appreciation (depreciation)
  on investments (Note 3) .........................................       1             (149)            (165)
                                                                     ------          -------         --------
                                                                     $9,302          $17,276         $128,173
                                                                    =======          =======          =======


See Notes to Financial Statements

24   Statements of Assets and Liabilities           American Century Investments


                            STATEMENTS OF OPERATIONS

                                                                 LIMITED-TERM     INTERMEDIATE-TERM      BENHAM
                                                                     BOND                BOND              BOND

                                                                                   ($ in Thousands)
For the Six Months Ended APRIL 30, 1997 (Unaudited)

INVESTMENT INCOME
Income:
Interest ......................................................        $256             $553          $4,739
                                                                      -----            -----          ------

Expenses:
Management fees (Note 2) ......................................          28               61             536
Directors' fees and expenses ..................................          --               --               1
                                                                      -----            -----          ------
 ..............................................................          28               61             537
                                                                      -----            -----          ------
Net investment income .........................................         228              492           4,202
                                                                      -----            -----          ------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on investments .......................           3               (9)           (123)
Change in net unrealized appreciation
  (depreciation) on investments ...............................         (51)            (225)         (2,162)
                                                                      -----            -----          ------

Net realized and unrealized
loss on investments ...........................................         (48)            (234)         (2,285)
                                                                      -----            -----          ------

Net Increase in Net Assets
Resulting from Operations .....................................        $180             $258          $1,917
                                                                       ====             ====          ======


See Notes to Financial Statements

Semiannual Report                                  Statements of Operations   25

                      STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended APRIL 30, 1997
(Unaudited) AND YEAR ENDED
OCTOBER 31, 1996
                                             LIMITED-TERM           INTERMEDIATE-TERM             BENHAM
                                                 BOND                      BOND                     BOND

Increase (Decrease) in Net Assets         1997        1996         1997         1996        1997         1996
OPERATIONS                                                     ($ and Shares in Thousands)

Net investment income ................. $   228     $   432    $     492    $     874   $    4,202  $    9,024
Net realized gain (loss)
  on investments ......................       3          13           (9)          (4)        (123)      1,341
Change in net unrealized appreciation
  (depreciation) on investments .......     (51)        (31)        (225)        (131)      (2,162)     (3,546)
                                          -----         ---        -----        -----      -------      ------
Net increase in net assets
  resulting from operations ...........     180         414          258          739        1,917       6,819
                                          -----         ---        -----        -----      -------      ------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ............    (228)       (432)        (492)        (874)      (4,202)     (9,024)
From net realized gains
  from investment transactions ........      --          --           --         (132)      (1,310)       (228)
                                          -----         ---        -----        -----      -------      ------
Decrease in net assets
  from distributions ..................    (228)       (432)        (492)      (1,006)      (5,512)     (9,252)
                                          -----         ---        -----        -----      -------      ------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .............   6,115       2,982        9,678        9,981       27,399      63,329
Proceeds from reinvestment
  of distributions ....................     215         413          432          895        5,145       8,559
Payments for shares redeemed ..........  (5,072)     (2,478)      (8,226)      (7,810)     (43,343)    (76,111)
                                          -----       -----        -----        -----      -------      ------
Net increase (decrease) in net assets
  from capital share transactions .....   1,258         917        1,884        3,066      (10,799)     (4,223)
                                          -----         ---        -----        -----      -------      ------
Net increase (decrease)
  in net assets .......................   1,210         899        1,650        2,799      (14,394)     (6,656)

NET ASSETS
Beginning of period ...................   8,092       7,193       15,626       12,827      142,567     149,223
                                          -----       -----        -----        -----      -------      ------

End of period .........................  $9,302      $8,092      $17,276      $15,626     $128,173    $142,567
                                         ======      ======      =======      =======     ========    ========

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ..................................     618         300          982        1,005        2,880       6,596
Issued in reinvestment of
  distributions .......................      21          42           44           90          542         891
Redeemed ..............................    (512)       (249)        (835)        (792)      (4,562)     (7,937)
                                          -----         ---        -----        -----      -------      ------
Net increase (decrease) ...............     127          93          191          303       (1,140)       (450)
                                         ======      ======      =======      =======     ========    ========


See Notes to Financial Statements


26   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Limited-Term Bond Fund (Limited-Term), American Century - Benham Intermediate-Term Bond Fund (Intermediate-Term), and American Century - Benham Bond Fund (Benham Bond) (the Funds) are three of the seventeen funds issued by the Corporation. The investment objective of Limited-Term is to seek income. The Fund intends to pursue this by investing in bonds and other debt obligations and maintaining a weighted average maturity of five years or less. The investment objective of Intermediate-Term is to seek a competitive level of income. The Fund intends to pursue this by investing in bonds and other debt obligations and maintaining a weighted average maturity of three to ten years. The investment objective of Benham Bond is to seek a high level of income. The Fund intends to pursue this by investing in bonds and other debt obligations and maintaining a weighted average maturity of ten years or greater. On September 3, 1996, the Funds implemented a multiple class structure whereby the Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class.

The shares outstanding prior to September 3, 1996, were designated as Investor Class shares. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor class had not commenced as of the report date. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations-- Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Repurchase Agreements--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status--It is the Funds' policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and directors of the Corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. and the Corporation's transfer agent, American Century Services Corporation.


Semiannual Report                             Notes to Financial Statements   27


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into Management Agreements with ACIM that provides each Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term, and Benham Bond is 0.70%, 0.75% and 0.80%, respectively.

--------------------------------------------------------------------------------
3. Investment Transactions

Investment transactions (excluding short-term investments) for the six months ended April 30, 1997, were as follows:

                                                                                                        BENHAM
                                                               LIMITED-TERM     INTERMEDIATE-TERM        BOND
PURCHASES                                                                        ($ in Thousands)

U. S. Treasury & Agency Obligations ..........................    $2,291             $3,611            $11,491
Other Debt Obligations .......................................     1,810              3,514             23,732

PROCEEDS FROM SALES

U. S. Treasury & Agency Obligations ..........................    $2,181             $4,125            $31,782
Other Debt Obligations .......................................       997              2,090             14,155

On April 30, 1997, the composition of unrealized appreciation (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                                                        BENHAM
                                                               LIMITED-TERM     INTERMEDIATE-TERM        BOND
                                                                                ($ in Thousands)
Appreciation .................................................    $    17           $    49           $  1,392
(Depreciation) ...............................................       (16)              (198)            (1,557)
Net ..........................................................         1               (149)              (165)

The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


28   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                  NEW NAMES                                              FORMER NAMES
Funds' Issuer:    American Century Mutual Funds, Inc.                    Twentieth Century Investors, Inc.
Funds:            American Century - Benham Limited-Term Bond Fund       Limited-Term Bond
                  American Century - Benham Intermediate-Term Bond Fund  Intermediate-Term Bond
                  American Century - Benham Bond Fund                    Long-Term Bond
Parent Company:   American Century Companies, Inc.                       Twentieth Century Companies, Inc.
Distributor:      American Century Investment Services, Inc.             Twentieth Century Securities, Inc.
Transfer Agent:   American Century Services Corporation                  Twentieth Century Services, Inc.


Semiannual Report                             Notes to Financial Statements   29

                              FINANCIAL HIGHLIGHTS
                               LIMITED-TERM BOND

 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                                                1997(1)       1996         1995         1994(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........................................   $9.93        $9.96        $9.68       $10.00
                                                                 -----        -----        -----       ------
Income From Investment Operations
  Net Investment Income ......................................    0.28         0.56         0.56         0.31
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .................................   (0.06)       (0.03)        0.28        (0.32)
                                                                 -----        -----        -----       ------
  Total From Investment Operations ...........................    0.22         0.53         0.84        (0.01)
                                                                 -----        -----        -----       ------
Distributions
  From Net Investment Income .................................   (0.28)       (0.56)       (0.56)       (0.31)
                                                                 -----        -----        -----       ------
Net Asset Value, End of Period ...............................   $9.87        $9.93        $9.96        $9.68
                                                                 =====        =====        =====        =====
   Total Return(3) ...........................................    2.20%        5.48%        8.89%       (0.08%)

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................................  0.69%(4)       0.68%        0.69%      0.70%(4)
Ratio of Net Investment Income
to Average Net Assets ........................................  5.63%(4)       5.63%        5.70%      4.79%(4)
Portfolio Turnover Rate ......................................      44%         121%         116%          48%
Net Assets, End
of Period (in thousands) .....................................   $9,302      $8,092       $7,193        $4,375

(1)  Six months ended April 30, 1997 (unaudited).
(2)  March 1, 1994 (inception) through October 31, 1994.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)  Annualized.

See Notes to Financial Statements


30   Financial Highlights                           American Century Investments


                              FINANCIAL HIGHLIGHTS
                             INTERMEDIATE-TERM BOND

                                                                1997(1)       1996         1995         1994(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ........................................     $9.91       $10.07        $9.53       $10.00
                                                                 -----        -----        -----       ------
Income From Investment Operations
  Net Investment Income ....................................      0.29         0.58         0.59         0.34
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............................     (0.14)       (0.06)        0.54        (0.47)
                                                                 -----        -----        -----       ------
  Total From Investment Operations .........................      0.15         0.52         1.13        (0.13)
                                                                 -----        -----        -----       ------
Distributions
  From Net Investment Income ...............................     (0.29)       (0.58)       (0.59)       (0.34)
  From Net Realized Gains on
  Investment Transactions ..................................     --           (0.10)       --           --
                                                                 -----        -----        -----       ------
  Total Distributions ......................................     (0.29)       (0.68)       (0.59)       (0.34)
                                                                 -----        -----        -----       ------
Net Asset Value, End of Period .............................     $9.77        $9.91       $10.07        $9.53
                                                                 =====        =====       ======        =====
  Total Return(3) ..........................................      1.57%        5.36%       12.19%       (1.24%)

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................................    0.75%(4)       0.74%       0.74%       0.75%(4)
Ratio of Net Investment Income
to Average Net Assets ......................................    6.02%(4)       5.90%       6.05%       5.23%(4)
Portfolio Turnover Rate ....................................        39%          87%        133%           48%
Net Assets, End of
Period (in thousands) ......................................    $17,276     $15,626     $12,827        $4,262

(1)  Six months ended April 30, 1997 (unaudited).
(2)  March 1, 1994 (inception) through October 31, 1994.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)  Annualized.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   31

                              FINANCIAL HIGHLIGHTS
                                  BENHAM BOND

 For a Share Outstanding Throughout the Years Ended October 31 (except as noted)

                                      1997(1)       1996         1995         1994        1993(2)       1992(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period ................. $9.63         $9.78        $8.91       $10.21        $9.92        $9.56
                                      -----         -----        -----       ------        -----        -----
Income From Investment Operations
  Net Investment Income .............  0.30          0.60         0.61         0.58         0.66         0.63
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions . (0.16)        (0.14)        0.87        (1.12)        1.88         0.35
                                      -----         -----        -----       ------        -----        -----
  Total From
  Investment Operations .............  0.14          0.46         1.48        (0.54)        2.54         0.98
                                      -----         -----        -----       ------        -----        -----
Distributions
  From Net Investment Income ........ (0.30)        (0.60)       (0.61)       (0.58)       (0.66)       (0.62)
  From Net Realized Gains on
  Investment Transactions ........... (0.09)        (0.01)       --           (0.18)       (1.59)       --
                                      -----         -----        -----       ------        -----        -----
  Total Distributions ............... (0.39)        (0.61)       (0.61)       (0.76)       (2.25)       (0.62)
                                      -----         -----        -----       ------        -----        -----
Net Asset Value, End of Period ...... $9.38         $9.63        $9.78        $8.91       $10.21        $9.92
                                      =====         =====        =====        =====       ======        =====
  Total Return(3) ...................  1.45%         4.91%       17.16%       (5.47%)      11.81%       10.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ...............0.80%(4)       0.79%        0.78%         0.88%        1.00%      0.98%(5)
Ratio of Net Investment Income
to Average Net Assets ...............6.27%(4)       6.18%        6.53%         6.07%        6.54%        6.30%
Portfolio Turnover Rate .............    27%         100%         105%           78%         113%         186%
Net Assets, End
of Period (in thousands) ...........$128,173    $142,567     $149,223      $121,012     $172,120      $154,031

(1)  Six months ended April 30, 1997 (unaudited).

(2) The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Expenses are shown net of management fees waived by the manager for low-balance account fees collected during the period.

See Notes to Financial Statements


32   Financial Highlights                           American Century Investments


                         RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Semiannual Report                            Retirement Account Information   33


                                     NOTES


34   Notes                                          American Century Investments


                                     NOTES


Semiannual Report                                                     Notes   35


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

The Benham Group offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Limited-Term Bond is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund must maintain a weighted average maturity of 5 years or less.

Intermediate-Term Bond is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund must maintain a weighted average maturity of 3-10 years.

Benham Bond is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity requirement, but it is expected that the fund will invest primarily in intermediate- and long-term bonds.

Comparative Indices

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The   Merrill   Lynch  1-  to  5  -Year   Government/   Corporate   Index  is  a
market-value-weighted index composed of corporate and Treasury debt with an overall maturity of approximately 3 years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

The Lehman Intermediate Government/ Corporate Index includes the Lehman Government Index and the Lehman Intermediate Corporate Bond Index, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds and Yankee bonds with maturities of 1-10 years.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper category for the Diversified Bond funds are:

Short    Investment-Grade    Debt   Funds   (Limited-Term    Bond)--funds   with
dollar-weighted average maturities of 5 years or less that invest at least 65% of their assets in investment-grade debt.

Intermediate Investment-Grade Debt Funds (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

Corporate Debt Funds Rated A (Benham Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

PORTFOLIO MANAGEMENT TEAM
Senior Portfolio Manager     Bud Hoops
Portfolio Manager            Jeff Houston


CREDIT RESEARCH TEAM
Credit Analysts              Edward Grant, Tanya Fleischer,
                             Michael Difley, Tom Vaiana,
                             John Walsh
Associate
Credit Analysts              Sudha Mani, Richard McClung


36   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 30-32.

Yields

o 30-day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

Types of Fixed-Income Securities

o Corporate Bonds--debt securities or instruments issued by companies and corporations. Short-term corporate securities are tyically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

o Foreign Government Securities--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

o Mortgage-Backed Securities--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

o U.S. Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


Semiannual Report                                                  Glossary   37


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY MUTUAL FUNDS, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9706           [recycled logo]
SH-BKT-8698       Recycled